                                                       PROSPECTUS -  MAY 1, 2000

Morgan Stanley Dean Witter
                                             SELECT DIMENSIONS INVESTMENT SERIES
                                                                         CLASS X

                    Morgan Stanley Dean Witter Select Dimensions Investment Series is a mutual fund comprised of 13 separate Portfolios, each with its own distinctive investment objective(s) and policies. The Portfolios are:

                               The Money Market Portfolio        The Value-Added Market Portfolio
                               The North American Government     The Growth Portfolio
                                Securities Portfolio             The American Opportunities Portfolio
                               The Diversified Income Portfolio  The Mid-Cap Equity Portfolio
                               The Balanced Growth Portfolio     The Global Equity Portfolio
                               The Utilities Portfolio           The Developing Growth Portfolio
                               The Dividend Growth Portfolio     The Emerging Markets Portfolio

                    Shares of each Portfolio are sold exclusively to certain life insurance companies in connection with particular life insurance and/or annuity contracts they issue. The insurance companies invest in shares of the Portfolios in accordance with instructions received from owners of the applicable life insurance or annuity policy.

                    This PROSPECTUS must be accompanied by a current prospectus for the variable life insurance and/or annuity contracts issued by Hartford Life Insurance Company or Hartford Life and Annuity Insurance Company.

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon
    the adequacy of this PROSPECTUS. Any representation to the contrary is a criminal offense.

CONTENTS


Eligible Investors                 ....................................                   1

The Portfolios                     The Money Market Portfolio..........                   2
                                   The North American Government
                                   Securities Portfolio................                   4
                                   The Diversified Income Portfolio....                   7
                                   The Balanced Growth Portfolio.......                  11
                                   The Utilities Portfolio.............                  14
                                   The Dividend Growth Portfolio.......                  17
                                   The Value-Added Market Portfolio....                  19
                                   The Growth Portfolio................                  21
                                   The American Opportunities
                                   Portfolio...........................                  23
                                   The Mid-Cap Equity Portfolio........                  26
                                   The Global Equity Portfolio.........                  29
                                   The Developing Growth Portfolio.....                  31
                                   The Emerging Markets Portfolio......                  34

Additional Investment
Strategy Information               ....................................                  38

Additional Risk Information        ....................................                  39

Portfolio Management               ....................................                  43

Shareholder Information            Pricing Fund Shares.................                  46
                                   Distributions.......................                  46

Financial Highlights               ....................................                  49

ELIGIBLE INVESTORS


                    Morgan Stanley Dean Witter Select Dimensions Investment Series (the "Fund") is comprised of 13 separate Portfolios (each a "Portfolio"), each with its own distinct investment objective(s) and policies. The Fund is offered exclusively to the following life insurance companies in connection with particular life insurance and/or annuity contracts they offer (the "Contracts"):


                               INSURANCE COMPANY            TYPE OF POLICY
                               ------------------------------------------------------------------------------------
                                                            Certain flexible premium deferred variable annuity
                                         Hartford Life      contracts and flexible premium variable life insurance
                                     Insurance Company      policies
                               ------------------------------------------------------------------------------------
                                     Hartford Life and      Certain flexible premium deferred variable annuity
                                     Annuity Insurance      contracts and flexible premium variable life insurance
                                               Company      policies
                               ------------------------------------------------------------------------------------

                    Shares of each Portfolio are purchased by the life insurance companies at net asset value per share without a sales charge in accordance with instructions received from the owners of the applicable Contract.


                    Currently, Class X shares of each Portfolio are generally available to holders of Contracts offered before May 1, 2000. For more information on eligibility to invest in Class X shares, contact the insurance company offering the accompanying prospectus. All Portfolio shares issued prior to May 1, 2000 have been designated Class X shares.



                    The Fund also offers Class Y shares of each Portfolio through a separate prospectus. Class Y shares are subject to different expenses.

[Sidebar]
MONEY MARKET
A portfolio having the goal to select securities to provide current income while seeking to maintain a stable share price of $1.00.

YIELD
The Portfolio's yield reflects the actual income the Portfolio pays to you expressed as a percentage of the Portfolio share price. Because the Portfolio's income from its portfolio securities will fluctuate, the income it in turn distributes to you and the Portfolio's yield will vary.
[End Sidebar]

THE PORTFOLIOS

THE MONEY MARKET PORTFOLIO

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Money Market Portfolio seeks high current income, preservation of capital and liquidity.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
                    The Portfolio invests in high quality, short-term debt obligations. In selecting investments, the "Investment
                    Manager," Morgan Stanley Dean Witter Advisors Inc., seeks to maintain the Portfolio's share price at $1.00. A mutual fund's share price remaining stable at $1.00 means that the fund would preserve the principal value of the shareholders' investments.

                    The Portfolio's investments include the following money market instruments:

                                   -      commercial paper and corporate
                                          obligations --                                rated in one of the two highest rating
                                                                                        categories by at least two nationally
                                                                                        recognized rating organizations or, if not
                                                                                        rated, is of comparable quality;
                                   -      bank obligations --                           including certificates of deposit of
                                                                                        U.S.-regulated banks having total assets of
                                                                                        $1 billion or more, and investments secured
                                                                                        by these obligations;
                                   -      savings institution obligations --            including certificates of deposit of savings
                                                                                        banks and savings and loan institutions
                                                                                        having assets of $1 billion or more;
                                   -      insured certificates of deposit --            of banks and savings institutions having
                                                                                        assets of less than $1 billion;
                                   -      repurchase agreements --                      which may be viewed as a type of secured
                                                                                        lending by the Portfolio; and
                                   -      U.S. government securities --                 issued or guaranteed as to principal by the
                                                                                        U.S. government, its agencies or its
                                                                                        instrumentalities.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Money Market Portfolio will achieve its investment objective.

                    Principal risks of investing in the Money Market Portfolio are associated with its debt obligation investments. All debt obligations, such as bonds, are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates.

                    The Investment Manager actively manages the Portfolio's assets to reduce the risk of losing any principal investment as a result of credit or interest rate risks. The Portfolio's assets are reviewed to maintain or improve creditworthiness. In addition, federal regulations require money market funds to invest only in debt obligations of high quality and with short maturities.

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 5 calendar years.

AVERAGE ANNUAL
TOTAL RETURNS

This table shows the average annual returns of the Portfolio's Class X shares.

[End Sidebar]
                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in pursuing the Portfolio's investment strategy.
                    An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the FDIC or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, if it is unable to do so, it is possible to lose money by investing in the Portfolio.

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Money Market Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

                    ANNUAL TOTAL RETURNS - CALENDAR YEARS

                    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1995  6.10%
'96   5.07%
'97   5.21%
'98   5.16%
'99   4.78%


                    Year-to-date total return as of March 31, 2000 was 1.36%.

                    During the periods shown in the bar chart, the highest return for a calendar quarter was 1.54% (quarter ended
                    June 30, 1995) and the lowest return for a calendar quarter was 1.10% (quarter ended June 30, 1999).


                               AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 1999)
                               -----------------------------------------------------------------------------------------
                                                                                                       LIFE OF PORTFOLIO
                                                                      PAST 1 YEAR    PAST 5 YEARS       (SINCE 11/9/94)
                               -----------------------------------------------------------------------------------------
                                Money Market Portfolio                   4.78%          5.26%               5.27%
                               -----------------------------------------------------------------------------------------

[Sidebar]
INCOME
An investment objective having the goal of selecting securities to pay out income rather than rise in price.
[End Sidebar]

THE NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The North American Government Securities Portfolio seeks to earn a high level of current income while maintaining relatively low volatility of principal.

                    On April 22, 1999, the Fund's Board of Trustees approved the termination of the Portfolio and the substitution of shares of the Portfolio for shares of the Fixed-Income Fund of Morgan Stanley Dean Witter Universal Funds. The substitution will result in shares of the Portfolio being redeemed and automatically invested in shares of the Fixed-Income Fund. The substitution will not be consummated unless authorized by the Securities and Exchange Commission.

                    Effective September 7, 1999, shares of the North American Government Securities Portfolio are no longer offered for new investment other than through the reinvestment of dividends.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
                    The North American Government Securities Portfolio will normally invest at least 65% of its total assets in investment grade fixed-income securities issued or guaranteed by the United States, Canadian or Mexican governments, their agencies or instrumentalities. These securities are referred to generally as "government securities." In the case of the United States and Canada, a substantial portion of these securities will be mortgage-backed securities. The Portfolio will normally invest at least fifty percent of its assets in U.S.
                    government securities, and no more than twenty-five percent each in Canadian or Mexican government securities.

                    The Portfolio's "Sub-Advisor," TCW Investment Management Company, will allocate Portfolio assets among the three countries based on its analysis of market, economic and political conditions in those countries. The Sub-Advisor will consider various factors, such as changes in interest rates and currency exchange rates, to attempt to take advantage of favorable investment opportunities in each country. The Sub-Advisor expects that, under normal circumstances, the weighted average maturity of the Portfolio's investment securities will be no greater than 3 years.

                    MORTGAGE-BACKED SECURITIES. One type of mortgage-backed security, in which the Portfolio may invest, is a mortgage pass-through security. These securities represent a participation interest in a pool of residential mortgage loans originated by governmental or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans.

                    OTHER SECURITIES. The Portfolio may invest up to 35% of its assets in securities that are not government securities. This group of securities also will be issued by U.S., Canadian or Mexican issuers and may include corporate debt securities and securities backed by other assets, such as automobile or credit card receivables or home equity loans. They are rated at least Aa by Moody's Investors Services or AA by Standard & Poor's Corporation or, if not rated, determined to be of comparable quality by the Sub-Advisor.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the North American Government
                    Securities Portfolio will achieve its investment objective.
                    The North American Government Securities Portfolio's share price will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    FIXED-INCOME SECURITIES. The Portfolio's investments in fixed-income securities are subject to two types of risk: credit risk and interest rate risk.

                    MORTGAGE-BACKED SECURITIES. There are particular risks associated with the Portfolio's investment in mortgage-backed securities. For example, these securities are subject to prepayment risk and in some cases may be more volatile and less liquid than other traditional types of debt securities. Investments in mortgage-backed securities may be subject to a risk referred to as "extension risk," which is the possibility that rising interest rates may cause owners of the underlying mortgages to pay off their mortgages at a slower than expected rate. This risk may effectively change a security that was short- or intermediate-term into a long-term security. Long-term securities generally drop in value more dramatically when the general level of interest rates goes up.

                    FOREIGN SECURITIES. The Portfolio is subject to the risks associated with foreign securities generally. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates.

                    CANADIAN AND MEXICAN SECURITIES. The Canadian debt securities market is significantly smaller than the U.S. debt securities market. In particular, the Canadian mortgage-backed securities market is of recent origin, and, although continued growth is anticipated, it is less well developed and less liquid than its U.S. counterpart.

                    Because the Portfolio intends to invest in Mexican debt instruments, investors in the Portfolio should be aware of certain special considerations associated with investing in debt obligations of the Mexican government.

                    The Mexican government has exercised and continues to exercise a significant influence over many aspects of the private sector in Mexico. Mexican government actions concerning the economy could have a significant effect on market conditions and prices and yields of Mexican debt obligations, including those in which the Portfolio invests. Mexico is currently a major debtor nation (among developing countries) to commercial banks and foreign governments.

                    The value of the Portfolio's investments may be affected by changes in oil prices, interest rates, taxation and other political or economic developments in Mexico, including recent rates of inflation, which have exceeded the rates of inflation in the U.S. and Canada. The Portfolio can provide no assurance that future developments in the Mexican economy will not impair the Portfolio's investment flexibility, operations or ability to achieve its investment objective.

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 5 calendar years.

AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.
[End Sidebar]

        OTHER RISKS. The performance of the Portfolio also will depend on whether the Sub-Advisor is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[ICON]  PAST PERFORMANCE
--------------------------------------------------------------------------------
        The bar chart and table below provide some indication of the risks of investing in the North American Government Securities Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

        ANNUAL TOTAL RETURNS - CALENDAR YEARS

        EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1995  6.40%
'96   4.35%
'97   5.91%
'98   4.28%
'99   3.40%


            Year-to-date total return as of March 31, 2000 was 1.23%.


            During the periods shown in the bar chart, the highest return for a calendar quarter was 2.19% (quarter ended September 30, 1997) and the lowest return for a calendar quarter was 0.06% (quarter ended March 31, 1996).

                               AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 1999)
                               -----------------------------------------------------------------------------
                                                                                           LIFE OF PORTFOLIO
                                                          PAST 1 YEAR    PAST 5 YEARS       (SINCE 11/9/94)
                               -----------------------------------------------------------------------------
                                North American
                                Government Securities
                                Portfolio                    3.40%          4.86%               4.85%
                               -----------------------------------------------------------------------------
                                Lehman Brothers Short
                                (1-5) U.S. Government
                                Index(1)                     1.96%          6.74%              6.67%(2)
                               -----------------------------------------------------------------------------

                               (1)                     The Lehman Brothers Short (1-5) U.S. Government Index
                                                       measures the performance of all U.S. Government agency and
                                                       U.S. Treasury securities with maturities of one to five
                                                       years. The performance of the Index does not include any
                                                       expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
                               (2)                     For the period November 30, 1994 to December 31, 1999.

[Sidebar]
INCOME
An investment objective having the goal of selecting securities to pay out income rather than rise in price.
[End Sidebar]

THE DIVERSIFIED INCOME PORTFOLIO

[ICON]              INVESTMENT OBJECTIVES
--------------------------------------------------------------------------------
                    The Diversified Income Portfolio seeks as a primary objective to provide a high level of current income. As a secondary objective, the Portfolio seeks to maximize total return, but only to the extent consistent with its primary objective.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
                    The Diversified Income Portfolio will normally invest at least 65% of its total assets in a diversified portfolio of fixed-income securities. The Portfolio's "Investment
                    Manager," Morgan Stanley Dean Witter Advisors Inc., attempts to equally allocate approximately one-third of the Portfolio's assets among three separate groups or market segments of fixed-income securities. The Investment Manager will adjust the Portfolio's assets not less than quarterly to reflect any changes in the relative values of the securities in each group so that following the adjustment the value of the investments in each group will be equal, to the extent practicable. The Investment Manager diversifies investments among the groups in an effort to reduce overall portfolio risk -- a general downturn in one group may be offset by a rise in another.

                    The three groups of Portfolio investments include: (1) global short-term securities; (2) mortgage-backed and U.S. Government securities; and (3) high yield securities.

                    (1) GLOBAL SHORT-TERM SECURITIES. The securities in the first group include:

                    - High quality fixed-income securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or high quality fixed-income securities issued or guaranteed by a foreign government or supranational organization or any of their instrumentalities or fixed-income securities issued by a corporation, all of which are rated in one of the two highest bond rating categories by either Standard & Poor's ("S&P") or Moody's Investors Services ("Moody's") or, if unrated, are determined by the Investment Manager to be of comparable quality;

                    - Certificates of deposit and bankers' acceptances
                      (a) issued or guaranteed by, or time deposits maintained at, banks and (b) rated in the two highest short-term rating categories by either S&P, Moody's or Duff & Phelps or, if unrated, are determined by the Investment Manager to be of high creditworthiness; and

                    - Commercial paper rated in the two highest short-term
                      rating categories by either S&P, Moody's or Duff & Phelps or, if unrated, issued by U.S. or foreign companies having outstanding debt securities rated A or higher by S&P or Moody's.

                    Each security in this first group will have a short-term maturity remaining (three years or less) when the Portfolio purchases the investment.

                    The Investment Manager will actively manage the Portfolio's assets in this group in accordance with a global market strategy. Consistent with this strategy, the Investment Manager intends to allocate the Portfolio's investments among securities denominated in the currencies of a number of foreign countries and, within each such country, among different types of debt securities.

                    (2) MORTGAGE-BACKED AND U.S. GOVERNMENT SECURITIES. The securities in the second group include:

                    - Fixed-rate and adjustable rate mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities or by private issuers that are rated in the highest bond rating category by Moody's or S&P or, if not rated, are determined to be of comparable quality by the Investment Manager;

                    - U.S. Treasury securities, such as bills, notes, bonds and zero coupon securities (without restrictions as to remaining maturity at time of purchase); and

                    - U.S. Government agency securities, such as discount notes, medium-term notes, debentures and zero coupon securities (without restrictions as to remaining maturity at time of purchase).

                    MORTGAGE-BACKED SECURITIES. One type of mortgage-backed security, in which the Portfolio may invest, is a mortgage pass-through security. These securities represent a participation interest in a pool of residential mortgage loans originated by U.S. governmental or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans.

                    (3) HIGH YIELD SECURITIES. The securities in the third group include high yield, high risk fixed-income securities rated Baa or lower by Moody's or BBB or lower by S&P or, if not rated, are determined by the Investment Manager to be of comparable quality. Fixed-income securities rated Ba or lower by Moody's or BB or lower by S&P are considered speculative investments, commonly known as "junk bonds." The securities in this group may include both convertible and non-convertible debt securities and preferred stock. They also may include "Rule 144A" securities, which are subject to resale restrictions. The Portfolio does not have any minimum quality rating standard for this group of investments. Thus, the Portfolio may invest in fixed-income securities that may already be in default on payment of interest or principal.

                    FORWARD CURRENCY CONTRACTS. The Portfolio may invest in forward currency contracts, which involve the purchase or sale of a specific amount of foreign currency at a specified price with delivery at a specified future date. The Portfolio may use these contracts to hedge against adverse price movements in its portfolio securities and the currencies in which they are denominated.

                    OTHER SECURITIES. The Portfolio may invest up to 20% of its assets in common stocks. The Portfolio may acquire stock, among other ways, directly or upon exercise of warrants attached to other securities.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Diversified Income Portfolio will achieve its investment objectives. The Diversified
                    Income Portfolio's share price will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    FIXED-INCOME SECURITIES. The Portfolio's investments in fixed-income securities are subject to two types of risk: credit risk and interest rate risk.

                    FOREIGN SECURITIES. The Portfolio is subject to the risks associated with foreign securities generally. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates.

                    MORTGAGE-BACKED SECURITIES. There are particular risks associated with the Portfolio's investment in mortgage-backed securities. For example, these securities are subject to prepayment risk and in some cases may be more volatile and less liquid than other traditional types of debt securities.

                    HIGH YIELD SECURITIES. The Portfolio's investments in high yield securities, commonly known as "junk bonds," pose significant risks.

                    OTHER RISKS. The performance of the Portfolio also will depend on whether the Investment Manager is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 5 calendar years.

AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.
[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Diversified Income Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

                    ANNUAL TOTAL RETURNS - CALENDAR YEARS

                    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1995   6.96%
'96    9.54%
'97    8.32%
'98    4.22%
'99   -1.83%


                    Year-to-date total return as of March 31, 2000 was 0.64%.

                    During the periods shown in the bar chart, the highest return for a calendar quarter was 3.42% (quarter ended September 30, 1997) and the lowest return for a calendar quarter was -1.15% (quarter ended March 31, 1999).

                               AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 1999)
                               -----------------------------------------------------------------------------------------
                                                                                                       LIFE OF PORTFOLIO
                                                                      PAST 1 YEAR    PAST 5 YEARS       (SINCE 11/9/94)
                               -----------------------------------------------------------------------------------------
                                Diversified Income Portfolio            -1.83%          5.36%               5.37%
                               -----------------------------------------------------------------------------------------
                                Lehman Brothers Mutual Fund
                                Government/Corporate Intermediate
                                Bond Index(1)                            0.39%          7.10%              7.06%(2)
                               -----------------------------------------------------------------------------------------

                               (1)                     The Lehman Brothers Mutual Fund Government/Corporate
                                                       Intermediate Bond Index tracks the performance of government and corporate bonds, including U.S. Government agency and
                                                       U.S. Treasury securities and corporate and yankee bonds with maturities of 1 to 10 years. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
                               (2)                     For the period November 30, 1994 to December 31, 1999.

[Sidebar]
GROWTH & INCOME
An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.
[End Sidebar]

THE BALANCED GROWTH PORTFOLIO

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Balanced Growth Portfolio seeks to provide capital growth with reasonable current income.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
                    The Balanced Growth Portfolio will normally invest at least
                    60% of its total assets in a diversified portfolio of common stocks, at least 25% in fixed-income securities, and its remaining assets in money market securities. Within these limitations, the Portfolio may hold whatever proportion of these investments its "Investment Manager," Morgan Stanley
                    Dean Witter Advisors Inc., believes desirable based on the Investment Manager's assessment of business, economic and investment conditions.

                    The three groups of Portfolio investments in more detail include:

                    (1) COMMON STOCKS. The Portfolio invests in common stocks, and securities convertible into common stocks, of companies that have a record of paying dividends and, in the Investment Manager's opinion, have the potential for increasing dividends. These investments may include foreign securities that are listed in the U.S. on a national securities exchange.

                    (2) FIXED-INCOME SECURITIES. The Portfolio's fixed-income securities (including zero coupon securities) are limited to investment grade corporate securities such as bonds and notes, and U.S. Government securities. The U.S. Government securities may include:

                    - U.S. Treasury notes and bonds, all of which are direct
                      obligations of the U.S. Government.

                    - Securities (including mortgage-backed securities) issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing these obligations are the Government National Mortgage Association and the Federal Housing Administration.

                    - Securities (including mortgage-backed securities) issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from U.S. Treasury. Among these agencies and instrumentalities are the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation.

                    - Securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality. Among these agencies and instrumentalities is the Federal Home Loan Banks.

                    (3) MONEY MARKET SECURITIES. The money market securities in which the Portfolio may invest include: securities issued or guaranteed by the U.S. government, its agencies and instrumentalities; bank obligations; Eurodollar certificates of deposit; obligations of savings institutions; fully insured certificates of deposit; and commercial paper.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Balanced Growth Portfolio will achieve its investment objective. The Balanced Growth
                    Portfolio's share price will fluctuate with changes in the market value of its portfolio securities. When you sell
                    Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    COMMON STOCKS. A principal risk of investing in the Portfolio is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely.

                    FIXED-INCOME, INCLUDING MONEY MARKET, SECURITIES. The Portfolio's investments in fixed-income securities are subject to two types of risk: credit risk and interest rate risk.

                    The Portfolio is not limited as to the maturities of the securities in which it may invest. Thus, a rise in the general level of interest rates may cause the price of the Portfolio's investment securities to fall substantially.

                    MORTGAGE-BACKED SECURITIES. There are particular risks associated with the Portfolio's investment in mortgage-backed securities. For example, these securities are subject to prepayment risk and in some cases may be more volatile and less liquid than other traditional types of debt securities.

                    OTHER RISKS. The performance of the Portfolio also will depend on whether the Investment Manager is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 5 calendar years.

AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual returns of the Portfolio's Class X shares with those of broad measures of market performance over time.
[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Balanced Growth Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees under the life insurance or annuity contracts, which would lower the performance for all periods shown.

                    ANNUAL TOTAL RETURNS - CALENDAR YEARS

                    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1995  22.86%
'96   13.54%
'97   17.87%
'98   14.41%
'99    3.52%


                    Year-to-date total return as of March 31, 2000 was -1.82%.

                    During the periods shown in the bar chart, the highest return for a calendar quarter was 12.45% (quarter ended June 30, 1997) and the lowest return for a calendar quarter was -7.84% (quarter ended September 30, 1998).

                               AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 1999)
                               ----------------------------------------------------------------------------------------------
                                                                                                            LIFE OF PORTFOLIO
                                                                       PAST 1 YEAR       PAST 5 YEARS        (SINCE 11/9/94)
                               ----------------------------------------------------------------------------------------------
                                Balanced Growth Portfolio                 3.52%             14.26%               13.97%
                               ----------------------------------------------------------------------------------------------
                                S&P 500 Index(1)                          21.04%            28.54%               27.45%
                               ----------------------------------------------------------------------------------------------
                                Lehman Brothers Aggregate Bond
                                Index(2)                                  -0.82%            7.73%               7.75%(3)
                               ----------------------------------------------------------------------------------------------

                               (1)                     The Standard & Poor's-Registered Trademark- 500 Stock Index
                                                       (S&P 500 Index) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The performance of the Index does not include any expenses, fees or charges. The Index is unmanaged and
                                                       should not be considered an investment.
                               (2)                     The Lehman Brothers Aggregate Bond Index tracks the
                                                       performance of all U.S. Government agency and Treasury
                                                       securities, investment-grade corporate debt securities,
                                                       agency mortgage-backed securities and asset-backed
                                                       securities. The performance of the Index does not include
                                                       any expenses, fees or charges. The Index is unmanaged and
                                                       should not be considered an investment.
                               (3)                     For the period November 30, 1994 to December 31, 1999.

[Sidebar]
GROWTH & INCOME
An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.
[End Sidebar]

THE UTILITIES PORTFOLIO

[ICON]  INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
        The Utilities Portfolio seeks both capital appreciation and current income.

[ICON]  PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
        The Utilities Portfolio will normally invest at least 65% of its total assets in the securities of companies engaged in the utilities industry. A company will be considered engaged in the utilities industry if it derives at least 50% of its revenues or earnings from that industry or it devotes at least 50% of its assets to activities in that industry. These may include companies involved in, among other things, telecommunications, computers and other new or emerging technology companies, gas and electric energy, water distribution, the Internet and Internet related services. These include traditionally regulated utility companies or fully or partially deregulated utility companies as well as unregulated utility companies.

        The Portfolio's "Investment Manager," Morgan Stanley Dean Witter Advisors Inc., will shift the Portfolio's assets between different segments of the utilities industry and between common stock, other equity securities and investment grade fixed-income securities based on its view of prevailing market, economic and financial conditions. The Portfolio does not have any set policies to concentrate its assets in any particular segment of the utilities industry or any particular type of security. In selecting common stock and other equity securities, the Investment Manager considers earnings and dividend growth, book value, dividend discount and price/earnings relationships. In addition, the Investment Manager makes continuing assessments of management, the prevailing regulatory framework and industry trends. Computer-based equity selection models also may be used. If the Investment Manager believes favorable conditions for capital growth of equity securities are not prevalent at a particular time, it may allocate the Portfolio's assets predominantly or exclusively to debt securities with the aim of obtaining current income and thus benefitting long-term growth of capital.

        The Portfolio may also invest up to 25% of its assets in foreign securities (including depository receipts). This percentage limitation, however, does not apply to securities of foreign companies that are listed in the U.S. on a national securities exchange.

[ICON]  SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
        There is no assurance that the Utilities Portfolio will achieve its investment objective. The Utilities Portfolio's share price will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

        UTILITIES INDUSTRY. The Portfolio's investments in the utilities industry are impacted by a host of risks particular to that industry. Changing regulation constitutes one of the key industry-specific risks for the Portfolio. State and other regulators monitor and control utility revenues and costs, and therefore may limit utility profits and dividends paid to investors. Regulatory authorities also may restrict a company's access to new markets, thereby diminishing the company's long-term prospects. Individual sectors of the utility market are subject to additional risks. These risks apply to all utility companies - regulated, fully or partially deregulated or unregulated. For example, telecommunications companies have been affected by technological development leading to increased competition, as well as changing regulation of local and long-distance telephone service and other telecommunications businesses. Certain telecommunications companies have not benefitted from the new competitive climate.

        Electric utilities may be burdened by unexpected increases in fuel and other operating costs. They are adversely affected when long-term interest rates rise. Long-term borrowings are used to finance most utility investment, and rising interest rates lead to higher financing costs and reduced earnings. There are also the considerable costs associated with environmental compliance, nuclear waste clean-up, and safety regulation. Increasingly, regulators are calling upon electric utilities to bear these added costs, and there is a risk that these costs will not be fully recovered through an increase in revenues.

        Among gas companies, there has been a move to diversify into oil and gas exploration and development, making investment return more sensitive to energy prices. In the case of the water utility sector, the industry is highly fragmented, and most water supply companies find themselves in mature markets, although upgrading of fresh water and waste water systems is an expanding business.

        COMMON STOCKS AND OTHER EQUITY SECURITIES. A principal risk of investing in the Portfolio is associated with its common stock and other equity security investments. In general, stock and other equity security values fluctuate in response to activities specific to the company as well as general market, economic and political conditions.

        FIXED-INCOME SECURITIES. The Portfolio's investments in fixed-income securities are subject to two types of risk: credit risk and interest rate risk.

        The Portfolio is not limited as to the maturities of the securities in which it may invest. Thus, a rise in the general level of interest rates may cause the prices of the Portfolio's investment securities to fall substantially.

        FOREIGN SECURITIES. The Portfolio is subject to the risks associated with foreign securities generally. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates.

        OTHER RISKS. The performance of the Portfolio also will depend on whether the Investment Manager is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 5 calendar years.

AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.
[End Sidebar]

[ICON]  PAST PERFORMANCE
--------------------------------------------------------------------------------
        The bar chart and table below provide some indication of the risks of investing in the Utilities Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

        ANNUAL TOTAL RETURNS - CALENDAR YEARS

        EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1995  28.05%
'96    8.48%
'97   26.45%
'98   22.23%
'99   43.71%


            Year-to-date total return as of March 31, 2000 was 15.88%.

            During the periods shown in the bar chart, the highest return for a calendar quarter was 26.89% (quarter ended December 31, 1999) and the lowest return for a calendar quarter was -5.98% (quarter ended September 30, 1998).

                               AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 1999)
                               -----------------------------------------------------------------------------
                                                                                           LIFE OF PORTFOLIO
                                                          PAST 1 YEAR    PAST 5 YEARS       (SINCE 11/9/94)
                               -----------------------------------------------------------------------------
                                Utilities Portfolio         43.71%          25.27%              24.66%
                               -----------------------------------------------------------------------------
                                S&P 500 Index(1)            21.04%          28.54%              27.45%
                               -----------------------------------------------------------------------------

                               (1)                     The Standard & Poor's 500-Registered Trademark- Stock Index
                                                       (S&P 500 Index) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The performance of the Index does not include any expenses, fees or charges. The Index is unmanaged and
                                                       should not be considered an investment.

[Sidebar]
GROWTH & INCOME
An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.
[End Sidebar]

THE DIVIDEND GROWTH PORTFOLIO

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Dividend Growth Portfolio seeks to provide reasonable current income and long-term growth of income and capital.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
                    The Dividend Growth Portfolio will normally invest at least
                    70% of its total assets in common stocks of companies with a record of paying dividends and the potential for increasing dividends. The Portfolio's "Investment Manager," Morgan
                    Stanley Dean Witter Advisors Inc., initially employs a quantitative screening process in an attempt to develop a number of common stocks which are undervalued and which have a record of paying dividends. The Investment Manager then applies qualitative analysis to determine which stocks it believes have the potential to increase dividends and, finally, to determine whether any of the stocks should be added to the Portfolio.

                    The Portfolio may also invest up to 30% of its assets in convertible securities, U.S. Government securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities and investment grade fixed-income securities (including zero coupon securities). The Portfolio also may invest any amount of its assets in foreign securities (including depository receipts) that are listed in the U.S. on a national securities exchange.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Dividend Growth Portfolio will achieve its investment objective. The Dividend Growth
                    Portfolio's share price will fluctuate with changes in the market value of its portfolio securities. When you sell
                    Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    A principal risk of investing in the Portfolio is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely.

                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 5 calendar years.

AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.
[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Dividend Growth Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

                    ANNUAL TOTAL RETURNS - CALENDAR YEARS

                    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1995  40.13%
'96   24.49%
'97   26.12%
'98   19.73%
'99    0.53%


                    Year-to-date total return as of March 31, 2000 was -6.17%.

                    During the periods shown in the bar chart, the highest return for a calendar quarter was 15.33% (quarter ended June 30, 1997) and the lowest return for a calendar quarter was -10.95% (quarter ended September 30, 1999).

                               AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 1999)
                               ------------------------------------------------------------------      LIFE OF PORTFOLIO
                                                                      PAST 1 YEAR    PAST 5 YEARS       (SINCE 11/9/94)
                               -----------------------------------------------------------------------------------------
                                Dividend Growth Portfolio                0.53%          21.50%              20.84%
                               -----------------------------------------------------------------------------------------
                                S&P 500 Index(1)                        21.04%          28.54%              27.45%
                               -----------------------------------------------------------------------------------------

                               (1)                     The Standard & Poor's 500-Registered Trademark- Stock Index
                                                       (S&P 500 Index) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The performance of the Index does not include any expenses, fees or charges. The Index is unmanaged and
                                                       should not be considered an investment.

[Sidebar]
TOTAL RETURN
An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.
[End Sidebar]

THE VALUE-ADDED MARKET PORTFOLIO

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Value-Added Market Portfolio seeks to achieve a high level of total return on its assets through a combination of capital appreciation and current income.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
                    The Value-Added Market Portfolio will invest, on an "equally-weighted basis," in a diversified portfolio of common stocks represented in the Standard &
                    Poor's-Registered Trademark- 500 Composite Stock Price
                    Index. The S&P 500 represents 500 widely held companies, mostly listed on the New York Stock Exchange. The Portfolio generally invests in each stock included in the S&P 500 in equal proportion, referred to as an "equally-weighted basis." This approach differs from the S&P 500 because stocks in the S&P 500 are represented in proportion to their market value or market-capitalization. For example, the 50 largest companies in the S&P 500 represent approximately 45% of the S&P 500's value; however, these same 50 companies represent roughly 10% of the Portfolio's value
                    (approximately 0.20% of the Portfolio's value each). The
                    Portfolio may invest in foreign securities represented in the S&P 500.

                    The Portfolio's "Investment Manager," Morgan Stanley Dean Witter Advisors Inc., believes that an equal-weighting approach may benefit the Portfolio since a specific company or industry selection, even with a broad-based index such as the S&P 500, may not achieve superior performance. The Investment Manager will adjust the Portfolio's investment securities at least quarterly to maintain an approximately equal-weighting.
                             -----------------------------------------

                    "Standard & Poor's-Registered Trademark-,"
                    "S&P-Registered Trademark-," "S&P
                    500-Registered Trademark-," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Value-Added Market Portfolio. The Portfolio is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investing in the Portfolio.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Value-Added Market Portfolio will achieve its investment objective. The Value-Added
                    Market Portfolio's share price will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    A principal risk of investing in the Portfolio is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely.

                    Unlike many mutual funds, the Portfolio is not actively "managed." Therefore, the Portfolio generally would not sell a stock because the stock's issuer is in financial trouble unless that stock is removed from the S&P 500. In addition, the Investment Manager does not expect the Portfolio's performance to track the performance of the S&P 500 because the Portfolio uses an equally-weighted approach while the S&P 500 uses a market-capitalization approach. The Investment Manager may eliminate one or more securities (or elect not to increase the Value-Added Market Portfolio's position in such securities) in certain circumstances.

                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 5 calendar years.

AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.
[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Value-Added Market Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

                    ANNUAL TOTAL RETURNS - CALENDAR YEARS

                    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1995  27.14%
'96   17.78%
'97   26.12%
'98   12.19%
'99   12.15%


                    Year-to-date total return as of March 31, 2000 was -0.02%.

                    During the periods shown in the bar chart, the highest return for a calendar quarter was 17.09% (quarter ended December 31, 1998) and the lowest return for a calendar quarter was -13.80% (quarter ended September 30, 1998).

                               AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 1999)
                               ------------------------------------------------------------------      LIFE OF PORTFOLIO
                                                                      PAST 1 YEAR    PAST 5 YEARS       (SINCE 11/9/94)
                               -----------------------------------------------------------------------------------------
                                Value-Added Market Portfolio            12.15%          18.90%              18.16%
                               -----------------------------------------------------------------------------------------
                                S&P 500 Index (1)                       21.04%          28.54%              27.45%
                               -----------------------------------------------------------------------------------------

                               (1)                     The Standard & Poor's 500-Registered Trademark- Stock Index
                                                       (S&P 500 Index) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The performance of the Index does not include any expenses, fees or charges. The Index is unmanaged and
                                                       should not be considered an investment.

[Sidebar]
CAPITAL GROWTH
An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.
[End Sidebar]

THE GROWTH PORTFOLIO

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Growth Portfolio seeks long-term growth of capital.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
                    The Growth Portfolio will normally invest at least 65% of its total assets in common stocks and convertible securities primarily in companies having stock market values or capitalizations of at least $1 billion. The Portfolio's
                    "Sub-Advisor," Morgan Stanley Dean Witter Investment
                    Management Inc., invests the Portfolio's assets by pursuing its "equity growth" philosophy. That strategy involves a process that seeks to identify companies that exhibit strong or accelerating earnings growth.

                    The Sub-Advisor emphasizes individual security selection. Individual companies are chosen based on such factors as potential growth in earnings, quality of management, new products and/or new markets, and research and development capabilities. The Sub-Advisor anticipates that the Portfolio will invest in a relatively limited number of companies, although the Sub-Advisor continuously monitors up to 250 companies for possible investment. There is no minimum rating or quality requirements with respect to the convertible securities in which the Portfolio may invest. Up to 25% of the Portfolio's assets may be invested in foreign securities (including depository receipts). This percentage limitation, however, does not apply to securities of foreign companies that are listed in the U.S. on a national securities exchange.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Growth Portfolio will achieve its investment objective. The Growth Portfolio's share price will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.


                    COMMON STOCKS. A principal risk of investing in the Portfolio is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely in response to these factors.


                    FOREIGN SECURITIES. The Portfolio is subject to the risks associated with foreign securities generally. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates.

                    OTHER RISKS. The performance of the Portfolio also will depend on whether the Sub-Advisor is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 5 calendar years.

AVERAGE ANNUAL TOTAL RETURNS
This table compares the average annual returns of the Portfolio's
Class X shares with
those of a broad
measure of market
performance over time.
[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Growth Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

                    ANNUAL TOTAL RETURNS - CALENDAR YEARS

                    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1995  13.29%
'96   23.56%
'97   23.07%
'98   13.22%
'99   39.10%


                    Year-to-date total return as of March 31, 2000 was 9.80%.


                    During the periods shown in the bar chart, the highest return for a calendar quarter was 22.27% (quarter ended December 31, 1998) and the lowest return for a calendar quarter was -16.28% (quarter ended September 30, 1998).

                               AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 1999)
                               ------------------------------------------------------------------      LIFE OF PORTFOLIO
                                                                      PAST 1 YEAR    PAST 5 YEARS       (SINCE 11/9/94)
                               -----------------------------------------------------------------------------------------
                                Growth Portfolio                        39.10%          22.10%              21.58%
                               -----------------------------------------------------------------------------------------
                                S&P 500 Index(1)                        21.04%          28.54%              27.45%
                               -----------------------------------------------------------------------------------------

                               (1)                     The Standard & Poor's 500-Registered Trademark- Stock Index
                                                       (S&P 500 Index) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The performance of the Index does not include any expenses, fees or charges. The Index is unmanaged and
                                                       should not be considered an investment.

[Sidebar]
CAPITAL GROWTH
An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.
[End Sidebar]

THE AMERICAN OPPORTUNITIES PORTFOLIO

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The American Opportunities Portfolio seeks long-term capital growth consistent with an effort to reduce volatility.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
                    The American Opportunities Portfolio will normally invest at least 65% of its total assets in a diversified portfolio of common stocks. The Portfolio's "Investment Manager," Morgan
                    Stanley Dean Witter Advisors Inc., invests in industries that it believes have attractive earnings growth potential.
                    The Investment Manager utilizes a process, known as sector rotation, that emphasizes industry selection over individual company selection. The Investment Manager invests in those industries that it believes will have the strongest relative earnings growth potential given the projected economic outlook. After selecting the Portfolio's target industries, the Investment Manager then selects specific companies within those industries whose prospects are deemed attractive after assessing company fundamentals and valuation screens.

                    SECTOR ROTATION. The Investment Manager will utilize a sector rotation process designed to respond to changing economic cycles by proactively investing in industries that the Investment Manager believes to be positioned to benefit from the current phase of the economic cycle. First, the Investment Manager attempts to identify at what stage of the business cycle the economy is in and which industries have historically outperformed the overall market during that stage of the cycle. To accomplish this task, the Investment Manager establishes an economic forecast based on its short-term and long-term views of the domestic and global economic cycles. As part of this process, the Investment Manager will attempt to identify secular trends, such as shifting demographics or technological developments, that could add clarity to its analysis. Also considered are competitive industry variables, such as supply and demand, pricing trends and new product cycles. Once attractive industries are identified, individual companies that represent these industries are selected using criteria including new product cycles, market dominance, business model strength and valuation measures.

                    The Portfolio also may invest up to 35% of its assets in convertible debt and preferred securities; fixed income securities (including zero coupon bonds) such as U.S. government securities and investment grade corporate debt securities; foreign securities (including depository receipts); and options and futures on stock indexes.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the American Opportunities
                    Portfolio will achieve its investment objective. The
                    American Opportunities Portfolio's share price will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    COMMON STOCKS. A principal risk of investing in the Portfolio is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. The Portfolio's emphasis on industries may cause its performance to be more sensitive to developments affecting particular industries than a fund that places primary emphasis on individual companies.

                    The Portfolio may invest in medium and small-sized companies, as well as large, more established companies. Investing in securities of small and medium-sized growth companies involves greater risk than is customarily associated with investing in more established companies. These stocks may be more volatile and have returns that vary, sometimes significantly, from the overall stock market.

                    FIXED-INCOME SECURITIES. The Portfolio's investments in fixed-income securities are subject to two types of risk: credit risk and interest rate risk.

                    FOREIGN SECURITIES. The Portfolio is subject to the risks associated with foreign securities generally. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates.

                    OPTIONS AND FUTURES. Stock index futures and options on stock indexes and stock index futures may be used to facilitate trading, to increase or decrease the Portfolio's market exposure, to seek higher investment returns, or to seek to protect against a decline in the value of the Portfolio's securities or an increase in prices of securities that may be purchased.

                    OTHER RISKS. The performance of the Portfolio also will depend on whether the Investment Manager is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 5 calendar years.

AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.
[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the American Opportunities Portfolio.
                    The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

                    ANNUAL TOTAL RETURNS - CALENDAR YEARS

                    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1995  38.95%
'96   12.95%
'97   31.93%
'98   30.78%
'99   55.81%


                    Year-to-date total return as of March 31, 2000 was 5.21%.

                    During the periods shown in the bar chart, the highest return for a calendar quarter was 39.58% (quarter ended December 31, 1999) and the lowest return for a calendar quarter was -7.19% (quarter ended September 30, 1998).

                               AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 1999)
                               ------------------------------------------------------------------      LIFE OF PORTFOLIO
                                                                      PAST 1 YEAR    PAST 5 YEARS       (SINCE 11/9/94)
                               -----------------------------------------------------------------------------------------
                                American Opportunities Portfolio        55.81%          33.36%              32.49%
                               -----------------------------------------------------------------------------------------
                                S&P 500 Index(1)                        21.04%          28.54%              27.45%
                               -----------------------------------------------------------------------------------------

                               (1)                     The Standard & Poor's 500-Registered Trademark- Stock Index
                                                       (S&P 500 Index) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The performance of the Index does not include any expenses, fees or charges. The Index is unmanaged and
                                                       should not be considered an investment.

[Sidebar]
CAPITAL GROWTH

An investment objective
having the goal of
selecting securities with
the potential to rise in
price rather than pay
out income.
[End Sidebar]

THE MID-CAP EQUITY PORTFOLIO

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Mid-Cap Equity Portfolio (formerly known as the Mid-Cap
                    Growth Portfolio) seeks long-term capital growth.
[ICON]
                    PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                    The Mid-Cap Equity Portfolio will normally invest at least 65% of its total assets in a portfolio of common stocks and other equity securities of medium-sized companies with market capitalizations, at the time of purchase, within the capitalization range of the companies comprising the Standard & Poor's Mid-Cap 400 Index, which capitalization range was approximately between $100 million and $51 billion as of March 31, 2000. The Portfolio's "Sub-Advisor," TCW Investment Management Company, invests in companies that it believes exhibit superior earnings growth prospects and attractive stock market valuations. The Sub-Advisor uses its proprietary research in pursuing a "bottom-up" investment philosophy, which emphasizes individual company selection. Quantitative and qualitative standards also will be used to screen more than one thousand companies to provide a list of potential investment securities. The Sub-Advisor then subjects the list of securities to a fundamental analysis which generally looks for at least some of the following factors:


                    - a demonstrated record of consistent earnings growth or the potential to grow earnings;
                    - an ability to earn an attractive return on equity;
                    - a price/earnings ratio which is less than the
                      Sub-Advisor's internally estimated three-year earnings growth rate;
                    - a large and growing market share;
                    - a strong balance sheet; and
                    - significant ownership by management and a strong
                      management team.

                    Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends.

                    In addition, the Mid-Cap Equity Portfolio may invest up to 35% of its assets in equity securities of small or large companies and investment grade fixed-income securities. The Portfolio also may invest up to 25% of its assets in foreign equity securities (including depository receipts).
[ICON]
                    SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Mid-Cap Equity Portfolio will achieve its investment objective. The Mid-Cap Equity Portfolio's share price will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    COMMON STOCKS. A principal risk of investing in the Portfolio is associated with its common stock investments of medium-sized companies. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

                    Investing in securities of medium-sized companies may involve greater risk than is customarily associated with investing in more established companies. Often, medium-sized companies and the industries in which they are focused are still evolving, and they are more sensitive to changing market conditions than larger companies in more established industries. Their securities may be more volatile and have returns that vary, sometimes significantly, from the overall stock market.

                    FIXED-INCOME SECURITIES. The Portfolio's investments in fixed-income securities are subject to two types of risk: credit risk and interest rate risk.

                    FOREIGN SECURITIES. The Portfolio is subject to the risks associated with foreign securities generally. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates.

                    OTHER RISKS. The performance of the Portfolio also will depend on whether the Investment Manager is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Portfolio's Class X shares has varied over the past 2 calendar years.

AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.
[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Mid-Cap Equity Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

                    ANNUAL TOTAL RETURNS - CALENDAR YEARS

                    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1998   5.67%
'99   92.10%


                    Year-to-date total return as of March 31, 2000 was 17.08%.


                    During the periods shown in the bar chart, the highest return for a calendar quarter was 60.12% (quarter ended December 31, 1999) and the lowest return for a calendar quarter was -22.12% (quarter ended September 30, 1998).

                               AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 1999)
                               ---------------------------------------------------------------------------------------
                                                                                                     LIFE OF PORTFOLIO
                                                                                    PAST 1 YEAR       (SINCE 1/21/97)
                               ---------------------------------------------------------------------------------------
                                Mid-Cap Equity Portfolio                              92.10%              33.75%
                               ---------------------------------------------------------------------------------------
                                S&P 400 Index(1)                                      14.72%              20.58%
                               ---------------------------------------------------------------------------------------

                               (1)                     The Standard & Poor's Midcap 400 Index (S&P 400 Index) is a
                                                       market-value weighted index, the performance of which is
                                                       based on the average performance of 400 domestic stocks
                                                       chosen for market size, liquidity and industry group
                                                       representation. The performance of the Index does not
                                                       include any expenses, fees or charges. The Index is
                                                       unmanaged and should not be considered an investment.

[Sidebar]
TOTAL RETURN
An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.
[End Sidebar]

THE GLOBAL EQUITY PORTFOLIO

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Global Equity Portfolio seeks to obtain total return on its assets primarily through long-term capital growth and to a lesser extent from income.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
                    The Global Equity Portfolio will normally invest at least
                    65% of its total assets in common stocks and other equity securities of companies located in various countries around the world. The Portfolio's "Investment Manager," Morgan
                    Stanley Dean Witter Advisors Inc., will maintain a flexible investment policy and invest in a diversified portfolio of securities based on a worldwide investment strategy.
                    However, the Portfolio's assets normally will be invested in at least three separate countries. Portfolio investments generally will be those with a record of paying dividends and the potential for increasing dividends. The Investment
                    Manager will shift the percentage of assets invested in particular geographical regions based on its view of market, economic and political conditions.

                    In addition to equity securities, the Portfolio may invest in bonds and other investment grade fixed-income securities.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Global Equity Portfolio will achieve its investment objective. The Global Equity
                    Portfolio's share price will fluctuate with changes in the market value of its portfolio securities. When you sell
                    Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    COMMON STOCKS. A principal risk of investing in the Portfolio is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely.

                    FOREIGN SECURITIES. The Portfolio is subject to the risks associated with foreign securities generally. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates.

                    OTHER RISKS. The performance of the Portfolio also will depend on whether the Investment Manager is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 5 calendar years.

AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.
[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Global Equity Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

                    ANNUAL TOTAL RETURNS - CALENDAR YEARS

                    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1995  13.76%
'96   11.43%
'97    8.66%
'98   15.11%
'99   34.14%


                    Year-to-date total return as of March 31, 2000 was 3.79%.

                    During the periods shown in the bar chart, the highest return for a calendar quarter was 23.30% (quarter ended December 31, 1999) and the lowest return for a calendar quarter was -13.31% (quarter ended September 30, 1998).

                               AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 1999)
                               ------------------------------------------------------------------      LIFE OF PORTFOLIO
                                                                      PAST 1 YEAR    PAST 5 YEARS       (SINCE 11/9/94)
                               -----------------------------------------------------------------------------------------
                                Global Equity Portfolio                 34.14%          16.29%              15.74%
                               -----------------------------------------------------------------------------------------
                                MSCI(1)                                 24.93%          19.76%              18.83%
                               -----------------------------------------------------------------------------------------

                               (1)                     The Morgan Stanley Capital International World Index (MSCI)
                                                       measures performance for a diverse range of global stock
                                                       markets including the U.S., Canada, Europe, Australia, New
                                                       Zealand and the Far East. The performance of the Index is
                                                       listed in U.S. dollars and assumes reinvestment of net
                                                       dividends. "Net dividends" reflects a reduction in dividends after taking into account withholding of taxes by certain
                                                       foreign countries represented in the Index. The Index does not take into account the Portfolio's expenses, fees or
                                                       charges. The Index is unmanaged and should not be considered an investment.

[Sidebar]
CAPITAL GROWTH
An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.
[End Sidebar]

THE DEVELOPING GROWTH PORTFOLIO

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Developing Growth Portfolio seeks long-term capital growth.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
                    The Developing Growth Portfolio will normally invest at least 65% of its total assets in common stocks and other equity securities of companies that the Portfolio's
                    "Investment Manager," Morgan Stanley Dean Witter Advisors
                    Inc., believes have the potential to grow much more rapidly than the economy. The Portfolio will invest primarily in smaller and medium-sized companies. The Investment Manager focuses its securities selection upon a diversified group of emerging growth companies that have moved beyond the difficult and extremely risky start-up phase and show positive earnings with the prospects of achieving significant further profit gains in at least the next two-to-three years. The proportion of the Portfolio's assets invested in particular industries will shift in accordance with the Investment Manager's views of the market, economy and political conditions.

                    The Portfolio may invest up to 35% of its assets in (a) fixed-income securities issued or guaranteed by the United States government, its agencies or instrumentalities, and
                    (b) corporate debt securities rated Baa or better by Moody's Investors Service or BBB or better by Standard & Poor's or, if not rated, judged to be of comparable quality by the Investment Manager. Up to 10% of the Portfolio's assets may be invested in foreign securities (including depository receipts). This percentage limitation, however, does not apply to securities of foreign companies that are listed in the U.S. on a national securities exchange.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Developing Growth Portfolio will achieve its investment objective. The Developing Growth
                    Portfolio's share price will fluctuate with changes in the market value of its portfolio securities. When you sell
                    Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    COMMON STOCKS. A principal risk of investing in the Portfolio is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely.

                    Investing in securities of medium-sized and small-sized companies may involve greater risk than is customarily associated with investing in more established companies. Often, medium-sized and small companies and the industries in which they are focused are still evolving, and they are more sensitive to changing market conditions than larger companies in more established industries. Their securities may be more volatile and have returns that vary, sometimes significantly, from the overall stock market.

                    FIXED-INCOME SECURITIES. The Portfolio's investment in fixed-income securities are subject to two types of risk: credit risk and interest rate risk.

                    The Portfolio is not limited as to the maturities of the securities in which it may invest. Thus, a risk in the general level of interest rates may cause the prices of the Portfolio's investment securities to fall substantially.

                    FOREIGN SECURITIES. The Portfolio is subject to the risks associated with foreign securities generally. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates.

                    OTHER RISKS. The performance of the Portfolio also will depend on whether the Investment Manager is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 5 calendar years.

AVERAGE ANNUAL
TOTAL RETURNS

This table compares the average annual returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.

[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Developing Growth Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

                    ANNUAL TOTAL RETURNS - CALENDAR YEARS

                    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1995  51.26%
'96   12.95%
'97   13.77%
'98    9.04%
'99   92.52%


                    Year-to-date total return as of March 31, 2000 was 10.50%.


                    During the periods shown in the bar chart, the highest return for a calendar quarter was 52.65% (quarter ended December 31, 1999) and the lowest return for a calendar quarter was -20.41% (quarter ended September 30, 1998).

                               AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 1999)
                               -----------------------------------------------------------------------      LIFE OF PORTFOLIO
                                                                       PAST 1 YEAR       PAST 5 YEARS        (SINCE 11/9/94)
                               ----------------------------------------------------------------------------------------------
                                Developing Growth Portfolio               92.52%            32.48%               31.86%
                               ----------------------------------------------------------------------------------------------
                                Russell 2000 Index(1)                     21.26%            16.69%               16.12%
                               ----------------------------------------------------------------------------------------------

                               (1)                     The Russell 2000 Index is a capitalization weighted index
                                                       which is comprised of 2000 of the smallest stocks (on the
                                                       basis of capitalization) in the Russell 3000 Index. The
                                                       performance of the Index does not include any expenses, fees or charges. The Index is unmanaged and should not be
                                                       considered an investment.

[Sidebar]
CAPITAL APPRECIATION
An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.
[End Sidebar]

THE EMERGING MARKETS PORTFOLIO

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Emerging Markets Portfolio seeks long-term capital appreciation.

                    On April 22, 1999, the Fund's Board of Trustees approved the termination of the Portfolio and the substitution of shares of the Portfolio for shares of the Emerging Markets Equity Fund of Morgan Stanley Dean Witter Universal Funds. The substitution will result in shares of the Portfolio being redeemed and automatically invested in shares of the Emerging Markets Equity Fund. The substitution will not be consummated unless authorized by the Securities and Exchange Commission.

                    Effective September 7, 1999, shares of the Emerging Markets Portfolio are no longer offered for new investment other than through the reinvestment of dividends.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
                    The Emerging Markets Portfolio will normally invest at least
                    65% of its total assets in common stocks and other equity securities of companies in emerging markets. Each of these companies is: organized in an emerging market country;
                    derives at least fifty percent of its revenues from goods produced or sold, investments made, or services performed in emerging markets; maintains at least fifty percent of its assets in emerging market countries; or has securities that are traded principally on a stock exchange in an emerging market country. Presently, there are approximately 158 countries considered to be emerging market countries.

                    The Portfolio's "Sub-Advisor," TCW Investment Management Company, utilizes a top-down/bottom-up approach. The Sub-Advisor begins with an evaluation of the country in which the proposed investment is to be made. Following the country level review, the Sub-Advisor conducts a fundamental analysis of securities, industries and companies, including consideration of liquidity, market capitalization, financial position, relative competitive position, together with overall growth prospects. The Portfolio's assets will be allocated among emerging market countries in accordance with the Sub-Advisor's view of best investment opportunities; however, the Portfolio will normally invest in at least five emerging market countries.

                    The Portfolio may invest at least 35% of its assets in fixed-income securities of government and corporate issuers located in emerging market countries, and equity and fixed-income securities of issuers in developed countries.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Emerging Markets Portfolio will achieve its investment objective. The Emerging Markets
                    Portfolio's share price will fluctuate with changes in the market value of its portfolio securities. When you sell
                    Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    COMMON STOCKS. A principal risk of investing in the Portfolio is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely.

                    FOREIGN SECURITIES. The Portfolio is subject to the risks associated with foreign securities generally. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates.

                    EMERGING MARKET COUNTRIES. Investing in securities of emerging market countries involves certain risks, and special considerations that are not typically associated with investing in securities of U.S. companies or issuers located in foreign developed countries.

                    The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the United States. The limited size of many emerging securities markets and limited trading volume in issuers compared to volume of trading in U.S. securities could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets.

                    In addition, emerging market countries' exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their American counterparts. Brokerage commissions, dealer concessions, custodial expenses and other transaction costs may be higher on foreign markets than in the U.S. Thus, the Portfolio's operating expenses are expected to be higher than those of mutual funds investing primarily in domestic or other more established market regions. Also, differences in clearance and settlement procedures on foreign markets may occasion delays in settlements of Portfolio trades effected in such markets. Inability to dispose of securities due to settlement delays could result in losses to the Portfolio due to subsequent declines in value of such securities and the inability of the Portfolio to make intended security purchases due to settlement problems could result in a failure of the Portfolio to make potentially advantageous investments.

                    Many of the emerging market countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. This instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. Social, political and economic instability could significantly disrupt the principal financial markets in which the Portfolio invests and adversely affect the value of the Portfolio's assets.

                    Certain emerging market countries are among the largest debtors to commercial banks and foreign governments. Trading in sovereign debt involves a high degree of risk, since the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest of the debt obligations when they become due, due to factors such as debt service burden, political constraints, cash flow situation and other national economic factors. As a result, governments of emerging market countries may default on their sovereign debt, which may require holders of sovereign debt to participate in debt rescheduling or additional lending to defaulting governments. There is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part. At times certain emerging market countries have declared moratoria on the payment of principal and/or interest on external debt.

                    The governments of some emerging market countries, to varying degrees, have been engaged in programs of selling part or all of their stakes in government-owned or government-controlled enterprises -- referred to as "privatizations." The Sub-Advisor believes that privatizations may offer investors opportunities for significant capital appreciation and intends to invest assets of the Portfolio in privatizations in appropriate circumstances. In certain emerging market countries, the ability of foreign investors, such as the Portfolio, to participate in privatizations may be limited by local law, or the terms on which the Portfolio may be permitted to participate may be less advantageous than those for local investors. There can be no assurance that privatization programs will continue or be successful.

                    Most emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging market countries.

                    Many of the currencies of emerging market countries have experienced steady devaluations relative to the U.S. dollar, and major devaluations have historically occurred in certain countries. Any devaluations in the currencies in which portfolio securities are denominated may have a detrimental impact on the Portfolio.

                    As a result of the absence of established securities markets and publicly-owned corporations in certain emerging market countries, as well as restrictions on direct investment by foreign entities, the Portfolio may be able to invest in such countries solely or primarily through depository receipts or similar securities and government approved investment vehicles. For example, due to Chile's current investment restrictions (in most cases capital invested directly in Chile cannot be repatriated for at least one year), the Portfolio's investments in Chile primarily will be through investment in depository receipts and established Chilean investment companies not subject to repatriation restrictions.

                    FIXED-INCOME SECURITIES. The Portfolio's investments in fixed-income securities are subject to two types of risk: credit risk and interest rate risk.

                    OTHER RISKS. The performance of the Portfolio also will depend on whether the Sub-Advisor is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 5 calendar years.

AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.
[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Emerging Markets Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

                    ANNUAL TOTAL RETURNS - CALENDAR YEARS

                    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1995   -0.57%
'96    17.69%
'97     1.27%
'98   -29.03%
'99    83.53%


                    Year-to-date total return as of March 31, 2000 was 5.45%.


                    During the periods shown in the bar chart, the highest return for a calendar quarter was 34.79% (quarter ended December 31, 1999) and the lowest return for a calendar quarter was -22.28% (quarter ended September 30, 1998).


                               AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 1999)
                               ------------------------------------------------------------------      LIFE OF PORTFOLIO
                                                                      PAST 1 YEAR    PAST 5 YEARS       (SINCE 11/9/94)
                               -----------------------------------------------------------------------------------------
                                Emerging Markets Portfolio              83.53%          9.07%               8.93%
                               -----------------------------------------------------------------------------------------
                                IFCI(1)                                 67.11%          2.17%               -0.54%
                               -----------------------------------------------------------------------------------------



                               (1)                     The International Finance Corporation Investable Emerging
                                                       Markets Total Returns Index (IFCI) is designed to measure
                                                       more precisely the returns foreign portfolio investors might receive from investing in baskets of stocks that were
                                                       legally and practically available to them in the emerging
                                                       markets of Latin America, East Asia, South Asia, Europe, the
                                                       Mideast and Africa. The Index does not include any expense, fees or charges. The Index is unmanaged and should not be
                                                       considered an investment.

ADDITIONAL INVESTMENT STRATEGY INFORMATION

                    This section provides additional information relating to each Portfolio's principal strategies.

                    INVESTMENT DISCRETION. In pursuing each Portfolio's investment objective, the Investment Manager has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis - and which trading strategies it uses. For example, the Investment Manager in its discretion may determine to use some permitted trading strategies while not using others. The Sub-Advisors -- TCW Investment Management Company and Morgan Stanley Dean Witter Investment Management -- have a similar degree of discretion.

                    DEFENSIVE INVESTING. Each Portfolio (other than the Money Market Portfolio) may take temporary "defensive" positions in attempting to respond to adverse market conditions. Each Portfolio may invest any amount of its assets in cash or money market instruments in a defensive posture when the Investment Manager or its Sub-Advisor, as the case may be, believes it advisable to do so. Although taking a defensive posture is designed to protect a Portfolio from an anticipated market downturn, it could have the effect of reducing the benefit of an upswing in the market. When a Portfolio takes a defensive position, it may not achieve its investment objective(s).

                    INVESTMENT POLICIES. The percentage limitations relating to the composition of a Portfolio apply at the time a Portfolio acquires an investment and refer to the Portfolio's net assets, unless otherwise noted. Subsequent percentage changes that result from market fluctuations will not require a Portfolio to sell any Portfolio security. A Portfolio may change its principal investment strategies without shareholder approval; however you would be notified of any change.


                    PORTFOLIO TURNOVER. Each Portfolio, other than the Value-Added Market Portfolio, may engage in active and frequent trading of its portfolio securities. The Financial Highlights Table at the end of this PROSPECTUS shows the portfolio turnover rates for each Portfolio during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Portfolio buying and selling all of its securitites two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs.

ADDITIONAL RISK INFORMATION

                    This section provides additional information relating to the principal risks of investing in the Portfolios.

                    Shares of the Portfolios are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

                                              *  *  *

                    The risks set forth below are applicable to a Portfolio only to the extent the Portfolio invests in the investment described.

                    FIXED-INCOME SECURITIES. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt.

                    Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.) Accordingly, a rise in the general level of interest rates may cause the price of a Portfolio's fixed-income securities to fall substantially. As merely illustrative of the relationship between fixed-income securities and interest rates, the following table shows how interest rates affect bond prices.
                               HOW INTEREST RATES AFFECT BOND PRICES

                                                                                       PRICE PER $1,000 OF A BOND IF
                                                                                              INTEREST RATES:
                                                                                 -----------------------------------------
                                                                                     INCREASE                 DECREASE
                                                                                 ----------------         ----------------
                               BOND MATURITY                       COUPON          1%        2%             1%        2%
                               -------------------------------------------------------------------------------------------
                                1 year                               N/A%        $1,000    $1,000         $1,000    $1,000
                               -------------------------------------------------------------------------------------------
                                5 years                            5.875%        $  951    $  920         $1,018    $1,054
                               -------------------------------------------------------------------------------------------
                                10 years                            6.00%        $  910    $  853         $1,038    $1,110
                               -------------------------------------------------------------------------------------------
                                30 years                           6.125%        $  841    $  748         $1,093    $1,264
                               -------------------------------------------------------------------------------------------

                    Coupons reflect yields on Treasury securities as of December 31, 1999. The table is not representative of price changes for mortgage-backed securities principally because of prepayments, and it is not representative of junk bonds. In addition, the table is an illustration and does not represent expected yields or share price changes of any Morgan Stanley Dean Witter mutual fund.

                    MORTGAGE-BACKED SECURITIES. Mortgage-backed securities have different risk characteristics than traditional debt securities. Although generally the value of fixed-income securities increases during periods of falling interest rates and decreases during periods of rising interest rates, this is not always the case with mortgage-backed securities. This is due to the fact that principal on underlying mortgages may be prepaid at any time as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

                    Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on underlying mortgage pools. Rates of prepayment, faster or slower than expected by the Investment Manager or a Sub-Advisor, could reduce a Portfolio's yield, increase the volatility of the Portfolio and/or cause a decline in net asset value. Certain mortgage-backed securities in which a Portfolio may invest may be more volatile and less liquid than other traditional types of debt securities.

                    JUNK BONDS. A Portfolio's investments in securities rated lower than investment grade or if unrated of comparable quality as determined by the Investment Manager or Sub-Advisor (commonly known as "junk bonds") pose significant risks. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Portfolio may incur additional expenses to seek recovery. The secondary market for junk bonds may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. The Rule 144A securities could have the effect of increasing the level of Portfolio illiquidity to the extent a Portfolio may be unable to find qualified institutional buyers interested in purchasing the securities. The illiquidity of the market may also adversely affect the ability of the Fund's Trustees to arrive at a fair value for certain junk bonds at certain times and could make it difficult for the Portfolios to sell certain securities. In addition, periods of economic uncertainty and change probably would result in an increased volatility of market prices of high yield securities and a corresponding volatility in a Portfolio's net asset value.

                    SECURITIES RATED IN THE LOWEST INVESTMENT GRADE
                    CATEGORY. Investments in the fixed-income securities rated in the lowest investment grade category by Moody's or S&P may have speculative characteristics and therefore changes in economic or other circumstances are more likely to weaken their capacity to make principal and interest payments than would be the case with investments in securities with higher credit ratings.

                    FOREIGN SECURITIES. Foreign securities involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, a Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

                    Foreign securities (including depository receipts) also have risks related to economic and political developments abroad, including effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S.

                    companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

                    Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts.

                    The foreign securities in which certain of the Portfolios may invest may be issued by companies located in developing countries. Compared to the United States and other developed countries, developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have offered greater potential loss (as well as gain) than securities of companies located in developed countries.

                    SMALL & MEDIUM CAPITALIZATION COMPANIES. A Portfolio's investments in smaller and medium-sized companies carry more risk than investments in larger companies. While some of a Portfolio's holdings in these companies may be listed on a national securities exchange, such securities are more likely to be traded in the over-the-counter market. The low market liquidity of these securities may have an adverse impact on a Portfolio's ability to sell certain securities at favorable prices and may also make it difficult for a Portfolio to obtain market quotations based on actual trades, for purposes of valuing a Portfolio's securities. Investing in lesser-known, smaller and medium capitalization companies involves greater risk of volatility of a Portfolio's net asset value than is customarily associated with larger, more established companies. Often smaller and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.

                    OPTIONS AND FUTURES. If a Portfolio invests in options and/or futures, its participation in these markets would subject the Portfolio to certain risks. The Investment Manager's or a Sub-Advisor's predictions of movements in the direction of the stock, bond, stock index, currency or interest rate markets may be inaccurate, and the adverse consequences to the Portfolio (e.g., a reduction in the Portfolio's net asset value or a reduction in the amount of income available for distribution) may leave the Portfolio in a worse position than if these strategies were not used. Other risks inherent in the use of options and futures include, for example, the possible imperfect correlation between the price of options and futures contracts and movements in the prices of the securities being hedged, and the possible absence of a liquid secondary market for any particular instrument. Certain options may be over-the-counter options, which are options negotiated with dealers; there is no secondary market for these investments.

                    FORWARD CURRENCY CONTRACTS. A Portfolio's participation in forward currency contracts also involves risks. If the Investment Manager or a Sub-Advisor employs a strategy that does not correlate well with the Fund's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Fund's volatility and may involve a significant risk.

                    INVESTMENT COMPANIES. Any Portfolio investment in an investment company is subject to the underlying risk of that investment company's portfolio securities. For example, if the investment company held common stocks, the Portfolio also would be exposed to the risk of investing in common stocks. In addition, the Portfolio would bear its share of the investment company's fees and expenses.

                    REAL ESTATE INVESTMENT TRUSTS ("REITS"). REITs pool investors' funds for investments primarily in commercial real estate properties. Like mutual funds, REITs have expenses, including advisory and administration fees that are paid by its shareholders. As a result, you will absorb duplicate levels of fees when the Fund invests in REITs. The performance of any REIT holding ultimately depends on the types of real property in which the REIT invests and how well the property is managed. A general downturn in real estate values also can hurt REIT performance.

[Sidebar]
MORGAN STANLEY DEAN WITTER ADVISORS INC.

The Investment Manager is widely recognized as a leader in the mutual fund industry and together with Morgan Stanley Dean Witter Services Company Inc., its wholly-owned subsidiary, had approximately $155 billion in assets under management as of March 31, 2000.

[End Sidebar]

PORTFOLIO MANAGEMENT

                    Morgan Stanley Dean Witter Advisors Inc. is the Investment Manager to each Portfolio. Each Portfolio has retained the Investment Manager to provide administrative services, manage its business affairs and (except for the North American Government Securities, Emerging Markets, Mid-Cap Equity, Growth and International Portfolios) invest its assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Its main business office is located at Two World Trade Center, New York, NY 10048.


                    Each of the North American Government Securities, Emerging Markets, Mid-Cap Equity and Growth Portfolios has retained the Investment Manager to supervise the investment of its assets. The Investment Manager has, in turn, contracted with TCW Investment Management Company as "Sub-Advisor" to invest the assets of each of the North American Government Securities Portfolio, the Emerging Markets Portfolio and the Mid-Cap Equity Portfolio, including the placing of orders for the purchase and sales of investment securities. TCW Investment Management Company, together with its affiliated companies, manages more than $50 billion primarily for institutional investors. It is a wholly-owned subsidiary of The TCW Group Inc., and its main business address is 865 South Figueroa Street, Suite 1800, Los Angeles, CA 90017.



                    The Investment Manager also has contracted with Morgan Stanley Dean Witter Investment Management Inc. as "Sub-Advisor" to invest the Growth Portfolio's assets, including the placing of orders for the purchase and sale of investment securities. As of March 31, 2000 Morgan Stanley Dean Witter Investment Management Inc., together with its institutional investment management affiliates, manages more than $102 billion primarily for employee benefit plans, investment companies, endowments, foundations and wealthy individuals. It also is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co. Its main business office is located at 1221 Avenue of the Americas, New York, NY 10020.


                    Each Portfolio pays the Investment Manager a monthly management fee as full compensation for the services and facilities furnished to each Portfolio, and for Portfolio expenses assumed by the Investment Manager. The fee is based on the Portfolio's average daily net assets. For the fiscal year ended December 31, 1999 each Portfolio accrued total compensation to the Investment Manager as set forth in the following table.


                                                                                             MANAGEMENT FEES AS A
                                                                                            PERCENTAGE OF AVERAGE
                               PORTFOLIO                                                       DAILY NET ASSETS
                               -----------------------------------------------------------------------------------
                                The Money Market Portfolio                                          0.50%
                               -----------------------------------------------------------------------------------
                                The North American Government Securities Portfolio                 0.65%(1)
                               -----------------------------------------------------------------------------------
                                The Diversified Income Portfolio                                    0.40%
                               -----------------------------------------------------------------------------------
                                The Balanced Growth Portfolio                                       0.60%
                               -----------------------------------------------------------------------------------
                                The Utilities Portfolio                                             0.65%
                               -----------------------------------------------------------------------------------
                                The Dividend Growth Portfolio                                       0.58%
                               -----------------------------------------------------------------------------------

                                                                                             MANAGEMENT FEES AS A
                                                                                            PERCENTAGE OF AVERAGE
                               PORTFOLIO                                                       DAILY NET ASSETS
                               -----------------------------------------------------------------------------------
                                The Value-Added Market Portfolio                                    0.50%
                               -----------------------------------------------------------------------------------
                                The Growth Portfolio                                               0.80%(1)
                               -----------------------------------------------------------------------------------
                                The American Opportunities Portfolio                                0.62%
                               -----------------------------------------------------------------------------------
                                The Mid-Cap Equity Portfolio                                     0.75%(1)(2)
                               -----------------------------------------------------------------------------------
                                The Global Equity Portfolio                                         1.00%
                               -----------------------------------------------------------------------------------
                                The Developing Growth Portfolio                                     0.50%
                               -----------------------------------------------------------------------------------
                                The Emerging Markets Portfolio                                     1.25%(1)
                               -----------------------------------------------------------------------------------



                               (1)                     40% of the Investment Manager's compensation is paid to the
                                                       Portfolio's Sub-Advisor.
                               (2)                     The Investment Manager assumed all expenses of the Mid-Cap
                                                       Equity Portfolio (except for brokerage fees) and waived the compensation provided for this Portfolio in its Management
                                                       Agreement with the Fund until November 8, 1999. As a result, the management fee for the Mid-Cap Equity Portfolio for the fiscal year ended December 31, 1999 was paid at the annual rate of 0.19% of average daily net assets.


                    The following individuals are primarily responsible for the day-to-day management of certain of the Portfolios. Except as otherwise noted, each of these individuals has been a primary portfolio manager of the designated Portfolio for over five years or since the inception of the Portfolio (if less than five years) and has been a portfolio manager with the Investment Manager or the applicable Sub-Advisor for over five years.

                    NORTH AMERICAN GOVERNMENT SECURITIES
                    PORTFOLIO - Philip A. Barach, James M. Goldberg, Frederick E. Horton and Jeffrey E. Gundlach, Managing Directors of TCW Investment Management Company, are the primary portfolio managers of the Portfolio.


                    DIVERSIFIED INCOME PORTFOLIO - Peter M. Avelar, Senior Vice President and Director of the High Yield Group of the Investment Manager, Rajesh K. Gupta, Senior Vice President, Director of the Taxable Fixed-Income Group and Chief Administrative Officer of Investments of the Investment Manager, and Peter J. Seeley, Vice President of the Investment Manager, are the primary portfolio managers of the Portfolio - Messrs. Avelar and Gupta since the inception of the Portfolio and Mr. Seeley since February 1998. Messrs. Avelar, Gupta and Seeley have been assisted by Sally Sancimino, Vice President of the Investment Manager, since April 2000.


                    BALANCED GROWTH PORTFOLIO - Rajesh K. Gupta, Senior Vice President; Director of the Taxable Fixed-Income Group and Chief Administrative Officer of Investments and Paul D. Vance, Senior Vice President and Director of the Growth and Income Group of the Investment Manager, have been the primary portfolio managers of the Portfolio since March 1998.


                    UTILITIES PORTFOLIO - Edward F. Gaylor, Senior Vice President of the Investment Manager, is the primary portfolio manager of the Portfolio. Mr. Gaylor has been assisted by Ronald B. Silvestri, Vice President of the Investment Manager, since January 1997.


                    DIVIDEND GROWTH PORTFOLIO - Paul D. Vance, Senior Vice President and Director of the Growth and Income Group of the Investment Manager, is the primary portfolio manager of the Portfolio.

                    VALUE-ADDED MARKET PORTFOLIO - Guy G. Rutherfurd, Jr., Senior Vice President and Director of the Growth Group of the Investment Manager, and Alice Weiss, Vice President of the Investment Manager, have been the primary portfolio managers of the Portfolio since May 1999. Mr. Rutherfurd has been a portfolio manager with the Investment Manager since February 1997, prior to which time he was Executive Vice President and Chief Investment Officer of Nomura Asset Management (U.S.A.) Inc. (May 1992-February 1997).


                    GROWTH PORTFOLIO - Philip Friedman, Managing Director of Morgan Stanley Dean Witter Investment Management Inc., and William Auslander, a Vice President of Morgan Stanley Dean Witter Investment Management Inc., are portfolio managers in the Institutional Equity Group and have been the primary portfolio managers since September 1998.


                    AMERICAN OPPORTUNITIES PORTFOLIO - Anita H. Kolleeny, Senior Vice President and Director of Sector Rotation of the Investment Manager, is the primary portfolio manager of the Portfolio. Ms. Kolleeny has been assisted by Michelle Kaufman, Senior Vice President of the Investment Manager, since March 1998.

                    MID-CAP EQUITY PORTFOLIO - Douglas S. Foreman, Group Managing Director of TCW Investment Management Company, is the primary portfolio manager of the Portfolio. He is assisted by Christopher J. Ainley, Managing Director of the Sub-Advisor. Mr. Foreman has been the primary portfolio manager of the Portfolio since August 1999. Mr. Foreman and Mr. Ainley have been portfolio managers with affiliated companies of The TCW Group Inc. since 1994.

                    GLOBAL EQUITY PORTFOLIO - Mark Bavoso, a Senior Vice President of the Investment Manager, is the primary portfolio manager of the Portfolio and co-management is provided by David Dineen, a Vice President of the Investment Manager and a member of the Growth Group. Both Mr. Bavoso and Mr. Dineen have been portfolio managers with the Investment Manager for over five years.


                    DEVELOPING GROWTH PORTFOLIO - Armon Bar-Tur and John Roscoe, Vice Presidents of the Investment Manager, the primary portfolio managers of the Portfolio. Mr. Bar-Tur had assisted the former primary portfolio manager of the Portfolio since May 1998. Mr. Bar-Tur has been a portfolio manager with the Investment Manager since October 1996, prior to which time he was a research analyst with Merrill Lynch Asset Management. Mr. Roscoe has been a portfolio manager with the Investment Manager since December 1997, prior to which time he was an equity analyst at Rockefeller and Company, Inc. Mr. Bar-Tur has been a primary portfolio manager since July 1999 and Mr. Roscoe has been a primary portfolio manager since April 2000.


                    EMERGING MARKETS PORTFOLIO - Saker Nusseibeh, Managing Director of European and International Equities of TCW London International, Limited and Michael P. Reilly, Managing Director of TCW Fund Management Inc. are the primary portfolio managers of the Portfolio. Mr. Nusseibeh has been a primary portfolio manager since October 1999; prior to this, since 1996, he has served in various portfolio management positions with TCW London International, Limited and prior to 1996, he served as Director of the international division of Mercury Asset Management. Mr. Reilly has been a primary portfolio manager since December 1994 and has been a portfolio manager with affiliates of TCW Group for over five years.

SHAREHOLDER INFORMATION

[ICON]              PRICING FUND SHARES
--------------------------------------------------------------------------------
                    The price of shares of each Portfolio, called "net asset value," is based on the value of its portfolio securities.

                    The net asset value for each Portfolio is determined once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

                    The value of each Portfolio's securities (other than the Money Market Portfolio) is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Manager (or, if applicable, the Sub-Advisor) determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In these cases, the applicable Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price. In addition, with respect to securities that are primarily listed on foreign exchanges, the value of the Portfolio's investment securities may change on days when shareholders will not be able to purchase or sell their shares.

                    An exception to the general policy of using market prices concerns each Portfolio's short-term debt portfolio securities. Debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

                    The Money Market Portfolio utilizes amortized cost in determining the value of its portfolio securities. The amortized cost valuation method involves valuing a debt obligation in reference to its acquisition cost rather than market forces.


[ICON]              DISTRIBUTIONS

--------------------------------------------------------------------------------

                    Each Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." Each Portfolio earns income from stocks and/or interest from fixed-income investments. These amounts are passed along to the appropriate Portfolio investors as "income dividend distributions." Each Portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

                    Dividends from net investment income and capital gains distributions, if any, are declared and paid as follows:



                                                                                                        NET REALIZED
                                                                                                       CAPITAL GAINS
                                                                         DIVIDENDS                     DISTRIBUTIONS
                               ---------------------------------------------------------------------------------------------
                                MONEY MARKET PORTFOLIO          Declared and paid on each       Declared and paid at least
                                                                day the New York Stock          once per calendar year, net
                                                                Exchange is open to             short-term gains may be paid
                                                                shareholders as of the close    more frequently
                                                                of business the preceding
                                                                business day
                               ---------------------------------------------------------------------------------------------
                                EMERGING MARKETS, NORTH         Declared and paid monthly       Declared and paid at least
                                AMERICAN GOVERNMENT AND                                         once per year
                                DIVERSIFIED INCOME
                                PORTFOLIOS
                               ---------------------------------------------------------------------------------------------
                                BALANCED GROWTH, DIVIDEND       Declared and paid quarterly     Declared and paid at least
                                GROWTH AND UTILITIES                                            once per calendar year
                                PORTFOLIOS
                               ---------------------------------------------------------------------------------------------
                                AMERICAN OPPORTUNITIES,         Declared and paid at least      Declared and paid at least
                                DEVELOPING GROWTH, GLOBAL       once per calendar year          once per calendar year
                                EQUITY, GROWTH, MID-CAP
                                EQUITY AND VALUE-ADDED
                                PORTFOLIOS
                               ---------------------------------------------------------------------------------------------

                 (This page has been left blank intentionally.)

FINANCIAL HIGHLIGHTS

        The financial highlights table on the following pages is intended to help you understand the financial performance of each Portfolio's Class X shares for the past 5 fiscal years of the Fund (3 fiscal years in the case of Mid-Cap Equity Portfolio). Prior to May 1, 2000, the Fund issued one Class of shares of each Portfolio, which, as of that date, have been designated Class X shares. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate an investor would have earned or lost on an investment in each Portfolio (assuming reinvestment of all dividends and distributions).

        This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

        Further information about the performance of the Portfolios of the Fund is contained in the annual report. See the discussion under the caption "Charges and Other Deductions" in the accompanying prospectus for either the Variable Annuity Contracts or the Variable Life Contracts issued by the applicable insurance company for a description of charges which are applicable thereto. These charges are not reflected in the financial highlights below. Inclusion of any of these charges would reduce the total return figures for all periods shown.

FINANCIAL HIGHLIGHTS

                                NET ASSET
                                  VALUE       NET       NET REALIZED    TOTAL FROM                                      TOTAL
                                BEGINNING  INVESTMENT  AND UNREALIZED   INVESTMENT   DIVIDENDS TO   DISTRIBUTIONS   DIVIDENDS AND
YEAR ENDED DECEMBER 31          OF PERIOD    INCOME      GAIN (LOSS)    OPERATIONS   SHAREHOLDERS  TO SHAREHOLDERS  DISTRIBUTIONS
---------------------------------------------------------------------------------------------------------------------------------
 MONEY MARKET
---------------------------------------------------------------------------------------------------------------------------------
 1995                            $ 1.00      $0.06              -         $ 0.06        $(0.06)             -          $(0.06)
---------------------------------------------------------------------------------------------------------------------------------
 1996                              1.00       0.05              -           0.05         (0.05)             -           (0.05)
---------------------------------------------------------------------------------------------------------------------------------
 1997                              1.00       0.05              -           0.05         (0.05)             -           (0.05)
---------------------------------------------------------------------------------------------------------------------------------
 1998                              1.00       0.05              -           0.05         (0.05)             -           (0.05)
---------------------------------------------------------------------------------------------------------------------------------
 1999                              1.00       0.05              -           0.05         (0.05)             -           (0.05)
---------------------------------------------------------------------------------------------------------------------------------
 NORTH AMERICAN GOVERNMENT SECURITIES
---------------------------------------------------------------------------------------------------------------------------------
 1995                             10.04       0.53         $ 0.11           0.64         (0.50)             -           (0.50)
---------------------------------------------------------------------------------------------------------------------------------
 1996                             10.18       0.52          (0.09)          0.43         (0.52)             -           (0.52)
---------------------------------------------------------------------------------------------------------------------------------
 1997                             10.09       0.48           0.09           0.57         (0.49)             -           (0.49)
---------------------------------------------------------------------------------------------------------------------------------
 1998                             10.17       0.46          (0.03)          0.43         (0.45)             -           (0.45)
---------------------------------------------------------------------------------------------------------------------------------
 1999                             10.15       0.47          (0.13)          0.34         (0.46)             -           (0.46)
---------------------------------------------------------------------------------------------------------------------------------
 DIVERSIFIED INCOME
---------------------------------------------------------------------------------------------------------------------------------
 1995                             10.05       0.57           0.11           0.68         (0.51)             -           (0.51)
---------------------------------------------------------------------------------------------------------------------------------
 1996                             10.22       0.80           0.13           0.93         (0.82)        $(0.01)          (0.83)
---------------------------------------------------------------------------------------------------------------------------------
 1997                             10.32       0.80           0.02           0.82         (0.83)         (0.02)          (0.85)
---------------------------------------------------------------------------------------------------------------------------------
 1998                             10.29       0.79          (0.37)          0.42         (0.77)         (0.01)          (0.78)
---------------------------------------------------------------------------------------------------------------------------------
 1999                              9.93       0.78          (0.96)         (0.18)        (0.77)         (0.02)++        (0.79)
---------------------------------------------------------------------------------------------------------------------------------
 BALANCED GROWTH
---------------------------------------------------------------------------------------------------------------------------------
 1995                             10.04       0.40           1.85           2.25         (0.40)             -           (0.40)
---------------------------------------------------------------------------------------------------------------------------------
 1996                             11.89       0.33           1.25           1.58         (0.33)         (0.07)          (0.40)
---------------------------------------------------------------------------------------------------------------------------------
 1997                             13.07       0.29           2.01           2.30         (0.30)         (0.04)          (0.34)
---------------------------------------------------------------------------------------------------------------------------------
 1998                             15.03       0.44           1.68           2.12         (0.43)         (0.34)          (0.77)
---------------------------------------------------------------------------------------------------------------------------------
 1999                             16.38       0.48           0.15           0.63         (0.48)         (1.90)          (2.38)
---------------------------------------------------------------------------------------------------------------------------------
 UTILITIES
---------------------------------------------------------------------------------------------------------------------------------
 1995                             10.04       0.45           2.30           2.75         (0.44)             -           (0.44)
---------------------------------------------------------------------------------------------------------------------------------
 1996                             12.35       0.43           0.60           1.03         (0.43)         (0.01)          (0.44)
---------------------------------------------------------------------------------------------------------------------------------
 1997                             12.94       0.39           2.96           3.35         (0.40)         (0.05)          (0.45)
---------------------------------------------------------------------------------------------------------------------------------
 1998                             15.84       0.37           3.06           3.43         (0.37)         (0.19)          (0.56)
---------------------------------------------------------------------------------------------------------------------------------
 1999                             18.71       0.34           7.69           8.03         (0.34)         (0.15)          (0.49)
---------------------------------------------------------------------------------------------------------------------------------
 DIVIDEND GROWTH
---------------------------------------------------------------------------------------------------------------------------------
 1995                              9.97       0.36           3.57           3.93         (0.36)             -           (0.36)
---------------------------------------------------------------------------------------------------------------------------------
 1996                             13.54       0.34           2.94           3.28         (0.35)         (0.02)          (0.37)
---------------------------------------------------------------------------------------------------------------------------------
 1997                             16.45       0.38           3.80           4.18         (0.38)         (0.68)          (1.06)
---------------------------------------------------------------------------------------------------------------------------------
 1998                             19.57       0.39           3.38           3.77         (0.39)         (0.90)          (1.29)
---------------------------------------------------------------------------------------------------------------------------------
 1999                             22.05       0.40          (0.10)          0.30         (0.40)         (2.03)          (2.43)
---------------------------------------------------------------------------------------------------------------------------------
 VALUE-ADDED MARKET
---------------------------------------------------------------------------------------------------------------------------------
 1995                              9.90       0.31           2.34           2.65         (0.31)             -           (0.31)
---------------------------------------------------------------------------------------------------------------------------------
 1996                             12.24       0.23           1.93           2.16         (0.23)         (0.01)          (0.24)
---------------------------------------------------------------------------------------------------------------------------------
 1997                             14.16       0.23           3.43           3.66         (0.23)         (0.03)          (0.26)
---------------------------------------------------------------------------------------------------------------------------------
 1998                             17.56       0.22           1.90           2.12         (0.22)         (0.27)          (0.49)
---------------------------------------------------------------------------------------------------------------------------------
 1999                             19.19       0.22           2.08           2.30         (0.22)         (0.73)          (0.95)
---------------------------------------------------------------------------------------------------------------------------------

                                                RATIOS TO AVERAGE NET ASSETS    RATIOS TO AVERAGE NET ASSETS
                                               (BEFORE EXPENSES WERE ASSUMED)  (AFTER EXPENSES WERE ASSUMED)
                                 NET ASSETS    ------------------------------  ------------------------------  PORTFOLIO
NET ASSET VALUE                 END OF PERIOD                 NET INVESTMENT                 NET INVESTMENT    TURNOVER
END OF PERIOD    TOTAL RETURN+     (000'S)       EXPENSES      INCOME (LOSS)    EXPENSES      INCOME (LOSS)      RATE
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
    $ 1.00          6.10%         $ 42,089        0.81%            5.11%               -           5.92%          N/A
------------------------------------------------------------------------------------------------------------------------
      1.00          5.07            87,002        0.59             4.94             0.57%          4.96           N/A
------------------------------------------------------------------------------------------------------------------------
      1.00          5.21            84,045        0.55             5.08             0.55           5.08           N/A
------------------------------------------------------------------------------------------------------------------------
      1.00          5.16           120,185        0.55             5.02             0.55           5.02           N/A
------------------------------------------------------------------------------------------------------------------------
      1.00          4.78           135,675        0.54             4.67             0.54           4.67           N/A
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
     10.18          6.40             1,288        2.50*            3.24*               -           5.74            18%
------------------------------------------------------------------------------------------------------------------------
     10.09          4.35             4,172        1.45             4.55             0.50           5.50            48
------------------------------------------------------------------------------------------------------------------------
     10.17          5.91             5,091        1.26             4.75             1.26           4.75            27
------------------------------------------------------------------------------------------------------------------------
     10.15          4.28             8,389        1.15             4.52             1.15           4.52            51
------------------------------------------------------------------------------------------------------------------------
     10.03          3.40             9,421        1.01             4.60             1.01           4.60            53
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
     10.22          6.96             8,972        1.33             5.95                -           7.28            33
------------------------------------------------------------------------------------------------------------------------
     10.32          9.54            32,119        0.71             8.26             0.50           8.47            69
------------------------------------------------------------------------------------------------------------------------
     10.29          8.32            62,287        0.55             8.09             0.55           8.09           110
------------------------------------------------------------------------------------------------------------------------
      9.93          4.22            93,991        0.49             7.92             0.49           7.92           111
------------------------------------------------------------------------------------------------------------------------
      8.96         (1.83)           86,270        0.48             8.31             0.48           8.31            69
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
     11.89         22.86            16,311        1.39             2.45                -           3.84            99
------------------------------------------------------------------------------------------------------------------------
     13.07         13.54            38,893        0.90             2.35             0.50           2.75            88
------------------------------------------------------------------------------------------------------------------------
     15.03         17.87            71,323        0.86             2.13             0.86           2.13            64
------------------------------------------------------------------------------------------------------------------------
     16.38         14.41           107,852        0.71             2.87             0.71           2.87            93
------------------------------------------------------------------------------------------------------------------------
     14.63          3.52           128,299        0.64             3.10             0.64           3.10            37
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
     12.35         28.05            17,959        1.43             3.01                -           4.44             3
------------------------------------------------------------------------------------------------------------------------
     12.94          8.48            35,686        0.80             3.16             0.50           3.46            15
------------------------------------------------------------------------------------------------------------------------
     15.84         26.45            50,766        0.76             2.83             0.76           2.83            34
------------------------------------------------------------------------------------------------------------------------
     18.71         22.23            85,683        0.71             2.21             0.71           2.21            19
------------------------------------------------------------------------------------------------------------------------
     26.25         43.71           165,368        0.70             1.63             0.70           1.63            31
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
     13.54         40.13            78,694        0.83             2.80                -           3.63             4
------------------------------------------------------------------------------------------------------------------------
     16.45         24.49           258,101        0.67             2.44             0.67           2.44            39
------------------------------------------------------------------------------------------------------------------------
     19.57         26.12           518,419        0.65             2.11             0.65           2.11            26
------------------------------------------------------------------------------------------------------------------------
     22.05         19.73           723,285        0.63             1.87             0.63           1.87            39
------------------------------------------------------------------------------------------------------------------------
     19.92          0.53           742,811        0.60             1.86             0.60           1.86           101
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
     12.24         27.14            23,970        1.46             1.64                -           3.10             4
------------------------------------------------------------------------------------------------------------------------
     14.16         17.78            73,516        0.64             1.69             0.56           1.77             4
------------------------------------------------------------------------------------------------------------------------
     17.56         26.12           141,316        0.58             1.49             0.58           1.49             8
------------------------------------------------------------------------------------------------------------------------
     19.19         12.19           174,824        0.55             1.20             0.55           1.20            14
------------------------------------------------------------------------------------------------------------------------
     20.54         12.15           189,708        0.55             1.11             0.55           1.11            21
------------------------------------------------------------------------------------------------------------------------

                                NET ASSET
                                  VALUE       NET       NET REALIZED    TOTAL FROM                                      TOTAL
                                BEGINNING  INVESTMENT  AND UNREALIZED   INVESTMENT   DIVIDENDS TO   DISTRIBUTIONS   DIVIDENDS AND
YEAR ENDED DECEMBER 31          OF PERIOD    INCOME      GAIN (LOSS)    OPERATIONS   SHAREHOLDERS  TO SHAREHOLDERS  DISTRIBUTIONS
---------------------------------------------------------------------------------------------------------------------------------
 GROWTH
---------------------------------------------------------------------------------------------------------------------------------
 1995                            $10.05      $0.26         $ 1.05         $ 1.31       $(0.29)              -          $(0.29)
---------------------------------------------------------------------------------------------------------------------------------
 1996                             11.07       0.08           2.52           2.60        (0.08)         $(0.04)          (0.12)
---------------------------------------------------------------------------------------------------------------------------------
 1997                             13.55       0.09           3.09           3.18        (0.10)          (0.07)          (0.17)
---------------------------------------------------------------------------------------------------------------------------------
 1998                             16.56          -           2.16           2.16            -           (0.49)          (0.49)
---------------------------------------------------------------------------------------------------------------------------------
 1999                             18.23      (0.02)          6.65           6.63            -           (1.59)          (1.59)
---------------------------------------------------------------------------------------------------------------------------------
 AMERICAN OPPORTUNITIES
---------------------------------------------------------------------------------------------------------------------------------
 1995                             10.05       0.21           3.66           3.87        (0.21)              -           (0.21)
---------------------------------------------------------------------------------------------------------------------------------
 1996                             13.71       0.08           1.68           1.76        (0.10)          (0.07)          (0.17)
---------------------------------------------------------------------------------------------------------------------------------
 1997                             15.30       0.07           4.73           4.80        (0.06)          (0.35)          (0.41)
---------------------------------------------------------------------------------------------------------------------------------
 1998                             19.69       0.13           5.57           5.70        (0.14)          (1.94)          (2.08)
---------------------------------------------------------------------------------------------------------------------------------
 1999                             23.31       0.08          11.76          11.84        (0.07)          (2.48)          (2.55)
---------------------------------------------------------------------------------------------------------------------------------
 MID-CAP EQUITY
---------------------------------------------------------------------------------------------------------------------------------
 1997(a)                          10.00       0.18           1.39           1.57        (0.17)              -           (0.17)
---------------------------------------------------------------------------------------------------------------------------------
 1998                             11.40       0.06           0.57           0.63        (0.07)          (0.10)          (0.17)
---------------------------------------------------------------------------------------------------------------------------------
 1999                             11.86       0.06          10.81          10.87        (0.06)          (0.01)          (0.07)
---------------------------------------------------------------------------------------------------------------------------------
 GLOBAL EQUITY
---------------------------------------------------------------------------------------------------------------------------------
 1995                              9.94       0.29           1.05           1.34        (0.29)              -           (0.29)
---------------------------------------------------------------------------------------------------------------------------------
 1996                             10.99       0.15           1.10           1.25        (0.17)          (0.01)          (0.18)
---------------------------------------------------------------------------------------------------------------------------------
 1997                             12.06       0.12           0.92           1.04        (0.11)          (0.02)          (0.13)
---------------------------------------------------------------------------------------------------------------------------------
 1998                             12.97       0.14           1.81           1.95        (0.18)          (0.05)          (0.23)
---------------------------------------------------------------------------------------------------------------------------------
 1999                             14.69       0.06           4.94           5.00        (0.06)              -           (0.06)
---------------------------------------------------------------------------------------------------------------------------------
 DEVELOPING GROWTH
---------------------------------------------------------------------------------------------------------------------------------
 1995                             10.13       0.24           4.88           5.12        (0.25)              -           (0.25)
---------------------------------------------------------------------------------------------------------------------------------
 1996                             15.00       0.02           1.92           1.94        (0.03)          (0.03)++        (0.06)
---------------------------------------------------------------------------------------------------------------------------------
 1997                             16.88       0.05           2.27           2.32        (0.04)              -           (0.04)
---------------------------------------------------------------------------------------------------------------------------------
 1998                             19.16       0.03           1.69           1.72        (0.04)          (0.03)          (0.07)
---------------------------------------------------------------------------------------------------------------------------------
 1999                             20.81       0.01          19.23          19.24        (0.01)              -           (0.01)
---------------------------------------------------------------------------------------------------------------------------------
 EMERGING MARKETS
---------------------------------------------------------------------------------------------------------------------------------
 1995                             10.04       0.29          (0.33)         (0.04)       (0.31)              -           (0.31)
---------------------------------------------------------------------------------------------------------------------------------
 1996                              9.69       0.16           1.51           1.67        (0.16)              -           (0.16)
---------------------------------------------------------------------------------------------------------------------------------
 1997                             11.20       0.06           0.11           0.17        (0.06)              -           (0.06)
---------------------------------------------------------------------------------------------------------------------------------
 1998                             11.31       0.07          (3.33)         (3.26)       (0.07)          (0.07)+++       (0.14)
---------------------------------------------------------------------------------------------------------------------------------
 1999                              7.91          -           6.60           6.60            -           (0.02)++        (0.02)
---------------------------------------------------------------------------------------------------------------------------------

(a) For the period January 21, 1997 (commencement of operations) through December 31, 1997.
+ Calculated based on the net asset value as of the last business day of the period.
++  Includes distributions from paid-in-capital of $0.01.
+++ Includes distributions from paid-in-capital of $0.04.
++  Distribution from paid-in-capital.
*   After application of the Fund's expense limitation.
(1)  Not annualized.
(2)  Annualized.

                                                RATIOS TO AVERAGE NET ASSETS     RATIOS TO AVERAGE NET ASSETS
                                               (BEFORE EXPENSES WERE ASSUMED)   (AFTER EXPENSES WERE ASSUMED)
                                 NET ASSETS    -------------------------------  ------------------------------
NET ASSET VALUE                 END OF PERIOD                  NET INVESTMENT                 NET INVESTMENT      PORTFOLIO
END OF PERIOD    TOTAL RETURN+     (000'S)        EXPENSES      INCOME (LOSS)    EXPENSES      INCOME (LOSS)    TURNOVER RATE
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
    $11.07         13.29%         $  3,956        2.50%           (0.64)%               -          1.86 %            39%
-----------------------------------------------------------------------------------------------------------------------------
     13.55         23.56            18,215        1.22            (0.03)             0.50%         0.69              47
-----------------------------------------------------------------------------------------------------------------------------
     16.56         23.07            40,311        1.01             0.13              1.01          0.13              55
-----------------------------------------------------------------------------------------------------------------------------
     18.23         13.22            53,504        1.06             0.01              1.06          0.01             223
-----------------------------------------------------------------------------------------------------------------------------
     23.27         39.10            96,699        0.90            (0.11)             0.90         (0.11)             88
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
     13.71         38.95            38,235        0.96             1.11                 -          2.07             174
-----------------------------------------------------------------------------------------------------------------------------
     15.30         12.95           120,904        0.71             0.52              0.69          0.54             232
-----------------------------------------------------------------------------------------------------------------------------
     19.69         31.93           230,014        0.68             0.42              0.68          0.42             262
-----------------------------------------------------------------------------------------------------------------------------
     23.31         30.78           371,633        0.66             0.62              0.66          0.62             325
-----------------------------------------------------------------------------------------------------------------------------
     32.60         55.81           768,751        0.66             0.29              0.66          0.29             360
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
     11.40         15.84(1)         19,236        1.12(2)          0.65(2)              -          1.77(2)          104(1)
-----------------------------------------------------------------------------------------------------------------------------
     11.86          5.67            28,198        0.98            (0.40)                -          0.58             323
-----------------------------------------------------------------------------------------------------------------------------
     22.66         92.10            84,949        0.92            (0.35)             0.20          0.37             318
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
     10.99         13.76            17,074        1.69             1.09                 -          2.78              74
-----------------------------------------------------------------------------------------------------------------------------
     12.06         11.43            59,246        1.25             0.69              0.72          1.22              62
-----------------------------------------------------------------------------------------------------------------------------
     12.97          8.66           102,229        1.13             0.91              1.13          0.91              87
-----------------------------------------------------------------------------------------------------------------------------
     14.69         15.11           125,522        1.10             1.01              1.10          1.01              80
-----------------------------------------------------------------------------------------------------------------------------
     19.63         34.14           173,743        1.08             0.36              1.08          0.36              79
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
     15.00         51.26            17,412        1.24             0.86                 -          2.10              80
-----------------------------------------------------------------------------------------------------------------------------
     16.88         12.95            61,120        0.68            (0.04)             0.58          0.06             146
-----------------------------------------------------------------------------------------------------------------------------
     19.16         13.77            82,690        0.60             0.26              0.60          0.26             149
-----------------------------------------------------------------------------------------------------------------------------
     20.81          9.04            81,625        0.59             0.19              0.59          0.19             193
-----------------------------------------------------------------------------------------------------------------------------
     40.04         92.52           160,595        0.58             0.06              0.58          0.06             178
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
      9.69         (0.57)            4,092        2.50*            0.18*                -          2.68              36
-----------------------------------------------------------------------------------------------------------------------------
     11.20         17.69            17,240        2.02            (0.10)             0.50          1.42              46
-----------------------------------------------------------------------------------------------------------------------------
     11.31          1.27            23,815        1.71             0.49              1.71          0.49              91
-----------------------------------------------------------------------------------------------------------------------------
      7.91        (29.03)           13,272        1.73             0.72              1.73          0.72             116
-----------------------------------------------------------------------------------------------------------------------------
     14.49         83.53            22,889        1.84            (0.03)             1.84         (0.03)             82
-----------------------------------------------------------------------------------------------------------------------------

MORGAN STANLEY DEAN WITTER
SELECT DIMENSIONS INVESTMENT SERIES

                    Additional information about each Portfolio's investments is available in the Fund's ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. In the Fund's ANNUAL REPORT, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year. The Fund's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about the Fund. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request other information about the Portfolios, or to make shareholder inquiries, please call:

                                           (800) 869-NEWS

                    You also may obtain information about the Fund by calling your Morgan Stanley Dean Witter Financial Advisor.

                    Information about the Fund (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's Public Reference
                    Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at 202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site (www.sec.gov), and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-7185)

                                                       PROSPECTUS -  MAY 1, 2000

Morgan Stanley Dean Witter
                                             SELECT DIMENSIONS INVESTMENT SERIES
                                                                         CLASS Y

                    Morgan Stanley Dean Witter Select Dimensions Investment Series is a mutual fund comprised of 13 separate Portfolios, each with its own distinctive investment objective(s) and policies. The following Portfolios offer Class Y shares:

                               The Money Market Portfolio        The Growth Portfolio
                               The Diversified Income Portfolio  The American Opportunities Portfolio
                               The Balanced Growth Portfolio     The Mid-Cap Equity Portfolio
                               The Utilities Portfolio           The Global Equity Portfolio
                               The Dividend Growth Portfolio     The Developing Growth Portfolio
                               The Value-Added Market Portfolio

                    Shares of each Portfolio are sold exclusively to certain life insurance companies in connection with particular life insurance and/or annuity contracts they issue. The insurance companies invest in shares of the Portfolios in accordance with instructions received from owners of the applicable life insurance or annuity policy.

                    This PROSPECTUS must be accompanied by a current prospectus for the variable life insurance and/or annuity contracts issued by Hartford Life Insurance Company or Hartford Life and Annuity Insurance Company.

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon
    the adequacy of this PROSPECTUS. Any representation to the contrary is a criminal offense.

CONTENTS


Eligible Investors                 ....................................                   1

The Portfolios                     The Money Market Portfolio..........                   2
                                   The Diversified Income Portfolio....                   4
                                   The Balanced Growth Portfolio.......                   8
                                   The Utilities Portfolio.............                  11
                                   The Dividend Growth Portfolio.......                  14
                                   The Value-Added Market Portfolio....                  16
                                   The Growth Portfolio................                  18
                                   The American Opportunities
                                   Portfolio...........................                  20
                                   The Mid-Cap Equity Portfolio........                  23
                                   The Global Equity Portfolio.........                  26
                                   The Developing Growth Portfolio.....                  28

Additional Investment
Strategy Information               ....................................                  31

Additional Risk Information        ....................................                  32

Portfolio Management               ....................................                  36

Shareholder Information            Pricing Fund Shares.................                  39
                                   Plan of Distribution................                  39
                                   Distributions.......................                  39

Financial Highlights               ....................................                  41

ELIGIBLE INVESTORS

                    Morgan Stanley Dean Witter Select Dimensions Investment Series (the "Fund") is comprised of 13 separate Portfolios (each a "Portfolio"), each with its own distinct investment objective(s) and policies. The Fund is offered exclusively to the following life insurance companies in connection with particular life insurance and/or annuity contracts they offer (the "Contracts"):

                               INSURANCE COMPANY            TYPE OF POLICY
                               ------------------------------------------------------------------------------------
                                                            Certain flexible premium deferred variable annuity
                                         Hartford Life      contracts and flexible premium variable life insurance
                                     Insurance Company      policies
                               ------------------------------------------------------------------------------------
                                     Hartford Life and      Certain flexible premium deferred variable annuity
                                     Annuity Insurance      contracts and flexible premium variable life insurance
                                               Company      policies
                               ------------------------------------------------------------------------------------

                    Shares of each Portfolio are purchased by the life insurance companies at net asset value per share without a sales charge in accordance with instructions received from the owners of the applicable Contract.


                    The Fund also offers Class X shares of each Portfolio through a separate prospectus. Class X shares are subject to lower expenses, but are only available through certain eligible Contracts. For more information, contact the insurance company offering the accompanying prospectus.

[Sidebar]
MONEY MARKET
A portfolio having the goal to select securities to provide current income while seeking to maintain a stable share price of $1.00.

YIELD
The Portfolio's yield reflects the actual income the Portfolio pays to you expressed as a percentage of the Portfolio share price. Because the Portfolio's income from its portfolio securities will fluctuate, the income it in turn distributes to you and the Portfolio's yield will vary.
[End Sidebar]

THE PORTFOLIOS

THE MONEY MARKET PORTFOLIO

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Money Market Portfolio seeks high current income, preservation of capital and liquidity.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
                    The Portfolio invests in high quality, short-term debt obligations. In selecting investments, the "Investment
                    Manager," Morgan Stanley Dean Witter Advisors Inc., seeks to maintain the Portfolio's share price at $1.00. A mutual fund's share price remaining stable at $1.00 means that the fund would preserve the principal value of the shareholders' investments.

                    The Portfolio's investments include the following money market instruments:

                                   -      commercial paper and corporate
                                          obligations --                                rated in one of the two highest rating
                                                                                        categories by at least two nationally
                                                                                        recognized rating organizations or, if not
                                                                                        rated, is of comparable quality;
                                   -      bank obligations --                           including certificates of deposit of U.S.-
                                                                                        regulated banks having total assets of
                                                                                        $1 billion or more, and investments secured
                                                                                        by these obligations;
                                   -      savings institution obligations --            including certificates of deposit of savings
                                                                                        banks and savings and loan institutions
                                                                                        having assets of $1 billion or more;
                                   -      insured certificates of deposit --            of banks and savings institutions having
                                                                                        assets of less than $1 billion;
                                   -      repurchase agreements --                      which may be viewed as a type of secured
                                                                                        lending by the Portfolio; and
                                   -      U.S. government securities --                 issued or guaranteed as to principal by the
                                                                                        U.S. government, its agencies or its
                                                                                        instrumentalities.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Money Market Portfolio will achieve its investment objective.

                    Principal risks of investing in the Money Market Portfolio are associated with its debt obligation investments. All debt obligations, such as bonds, are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates.

                    The Investment Manager actively manages the Portfolio's assets to reduce the risk of losing any principal investment as a result of credit or interest rate risks. The Portfolio's assets are reviewed to maintain or improve creditworthiness. In addition, federal regulations require money market funds to invest only in debt obligations of high quality and with short maturities.

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 5 calendar years.

AVERAGE ANNUAL
TOTAL RETURNS

This table shows the average annual returns of the Portfolio's Class X shares.

[End Sidebar]
                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in pursuing the Portfolio's investment strategy.
                    An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the FDIC or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, if it is unable to do so, it is possible to lose money by investing in the Portfolio.

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Money Market Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

                    ANNUAL TOTAL RETURNS - CALENDAR YEARS*

                    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1995  6.10%
'96   5.07%
'97   5.21%
'98   5.16%
'99   4.78%


                    Year-to-date total return as of March 31, 2000 was 1.36%.

                    During the periods shown in the bar chart, the highest return for a calendar quarter was 1.54% (quarter ended
                    June 30, 1995) and the lowest return for a calendar quarter was 1.10% (quarter ended June 30, 1999).
                    * The Fund commenced offering Class Y shares of each
                      Portfolio on May 1, 2000. The returns shown in the Chart (and the Table below) are for Class X shares of the Portfolio (which are offered in a separate prospectus). Class X and Class Y shares are invested in the same portfolio of securities. However, the returns for Class Y shares would differ from those of Class X to the extent the Classes have different expenses.


                               AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 1999)
                               -----------------------------------------------------------------------------------------
                                                                                                       LIFE OF PORTFOLIO
                                                                        PAST 1 YEAR    PAST 5 YEARS     (SINCE 11/9/94)
                               -----------------------------------------------------------------------------------------
                                Money Market Portfolio                     4.78%          5.26%             5.27%
                               -----------------------------------------------------------------------------------------

[Sidebar]
INCOME
An investment objective having the goal of selecting securities to pay out income rather than rise in price.
[End Sidebar]

THE DIVERSIFIED INCOME PORTFOLIO

[ICON]              INVESTMENT OBJECTIVES
--------------------------------------------------------------------------------
                    The Diversified Income Portfolio seeks as a primary objective to provide a high level of current income. As a secondary objective, the Portfolio seeks to maximize total return, but only to the extent consistent with its primary objective.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
                    The Diversified Income Portfolio will normally invest at least 65% of its total assets in a diversified portfolio of fixed-income securities. The Portfolio's "Investment
                    Manager," Morgan Stanley Dean Witter Advisors Inc., attempts to equally allocate approximately one-third of the Portfolio's assets among three separate groups or market segments of fixed-income securities. The Investment Manager will adjust the Portfolio's assets not less than quarterly to reflect any changes in the relative values of the securities in each group so that following the adjustment the value of the investments in each group will be equal, to the extent practicable. The Investment Manager diversifies investments among the groups in an effort to reduce overall portfolio risk -- a general downturn in one group may be offset by a rise in another.

                    The three groups of Portfolio investments include: (1) global short-term securities; (2) mortgage-backed and U.S. Government securities; and (3) high yield securities.

                    (1) GLOBAL SHORT-TERM SECURITIES. The securities in the first group include:

                    - High quality fixed-income securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or high quality fixed-income securities issued or guaranteed by a foreign government or supranational organization or any of their instrumentalities or fixed-income securities issued by a corporation, all of which are rated in one of the two highest bond rating categories by either Standard & Poor's ("S&P") or Moody's Investors Services ("Moody's") or, if unrated, are determined by the Investment Manager to be of comparable quality;

                    - Certificates of deposit and bankers' acceptances
                      (a) issued or guaranteed by, or time deposits maintained at, banks and (b) rated in the two highest short-term rating categories by either S&P, Moody's or Duff & Phelps or, if unrated, are determined by the Investment Manager to be of high creditworthiness; and

                    - Commercial paper rated in the two highest short-term
                      rating categories by either S&P, Moody's or Duff & Phelps or, if unrated, issued by U.S. or foreign companies having outstanding debt securities rated A or higher by S&P or Moody's.

                    Each security in this first group will have a short-term maturity remaining (three years or less) when the Portfolio purchases the investment.

                    The Investment Manager will actively manage the Portfolio's assets in this group in accordance with a global market strategy. Consistent with this strategy, the Investment Manager intends to allocate the Portfolio's investments among securities denominated in the currencies of a number of foreign countries and, within each such country, among different types of debt securities.

                    (2) MORTGAGE-BACKED AND U.S. GOVERNMENT SECURITIES. The securities in the second group include:

                    - Fixed-rate and adjustable rate mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities or by private issuers that are rated in the highest bond rating category by Moody's or S&P or, if not rated, are determined to be of comparable quality by the Investment Manager;

                    - U.S. Treasury securities, such as bills, notes, bonds and zero coupon securities (without restrictions as to remaining maturity at time of purchase); and

                    - U.S. Government agency securities, such as discount notes, medium-term notes, debentures and zero coupon securities (without restrictions as to remaining maturity at time of purchase).

                    MORTGAGE-BACKED SECURITIES. One type of mortgage-backed security, in which the Portfolio may invest, is a mortgage pass-through security. These securities represent a participation interest in a pool of residential mortgage loans originated by U.S. governmental or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans.

                    (3) HIGH YIELD SECURITIES. The securities in the third group include high yield, high risk fixed-income securities rated Baa or lower by Moody's or BBB or lower by S&P or, if not rated, are determined by the Investment Manager to be of comparable quality. Fixed-income securities rated Ba or lower by Moody's or BB or lower by S&P are considered speculative investments, commonly known as "junk bonds." The securities in this group may include both convertible and non-convertible debt securities and preferred stock. They also may include "Rule 144A" securities, which are subject to resale restrictions. The Portfolio does not have any minimum quality rating standard for this group of investments. Thus, the Portfolio may invest in fixed-income securities that may already be in default on payment of interest or principal.

                    FORWARD CURRENCY CONTRACTS. The Portfolio may invest in forward currency contracts, which involve the purchase or sale of a specific amount of foreign currency at a specified price with delivery at a specified future date. The Portfolio may use these contracts to hedge against adverse price movements in its portfolio securities and the currencies in which they are denominated.

                    OTHER SECURITIES. The Portfolio may invest up to 20% of its assets in common stocks. The Portfolio may acquire stock, among other ways, directly or upon exercise of warrants attached to other securities.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Diversified Income Portfolio will achieve its investment objectives. The Diversified
                    Income Portfolio's share price will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    FIXED-INCOME SECURITIES. The Portfolio's investments in fixed-income securities are subject to two types of risk: credit risk and interest rate risk.

                    FOREIGN SECURITIES. The Portfolio is subject to the risks associated with foreign securities generally. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates.

                    MORTGAGE-BACKED SECURITIES. There are particular risks associated with the Portfolio's investment in mortgage-backed securities. For example, these securities are subject to prepayment risk and in some cases may be more volatile and less liquid than other traditional types of debt securities.

                    HIGH YIELD SECURITIES. The Portfolio's investments in high yield securities, commonly known as "junk bonds," pose significant risks.

                    OTHER RISKS. The performance of the Portfolio also will depend on whether the Investment Manager is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 5 calendar years.

AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.
[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Diversified Income Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

                    ANNUAL TOTAL RETURNS - CALENDAR YEARS*

                    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1995   6.96%
'96    9.54%
'97    8.32%
'98    4.22%
'99   -1.83%


                    Year-to-date total return as of March 31, 2000 was 0.64%.

                    During the periods shown in the bar chart, the highest return for a calendar quarter was 3.42% (quarter ended September 30, 1997) and the lowest return for a calendar quarter was -1.15% (quarter ended March 31, 1999).
                    * The Fund commenced offering Class Y shares of each
                      Portfolio on May 1, 2000. The returns shown in the Chart (and the Table below) are for Class X shares of the Portfolio (which are offered in a separate prospectus). Class X and Class Y shares are invested in the same portfolio of securities. However, the returns for Class Y shares would differ from those of Class X to the extent the Classes have different expenses.

                               AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 1999)
                               -----------------------------------------------------------------------------------------
                                                                                                       LIFE OF PORTFOLIO
                                                                        PAST 1 YEAR    PAST 5 YEARS     (SINCE 11/9/94)
                               -----------------------------------------------------------------------------------------
                                Diversified Income Portfolio              -1.83%          5.36%             5.37%
                               -----------------------------------------------------------------------------------------
                                Lehman Brothers Mutual Fund
                                Government/Corporate Intermediate
                                Bond Index(1)                              0.39%          7.10%            7.06%(2)
                               -----------------------------------------------------------------------------------------

                               (1)                     The Lehman Brothers Mutual Fund Government/Corporate
                                                       Intermediate Bond Index tracks the performance of government and corporate bonds, including U.S. Government agency and
                                                       U.S. Treasury securities and corporate and yankee bonds with maturities of 1 to 10 years. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
                               (2)                     For the period November 30, 1994 to December 31, 1999.

[Sidebar]
GROWTH & INCOME
An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.
[End Sidebar]

THE BALANCED GROWTH PORTFOLIO

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Balanced Growth Portfolio seeks to provide capital growth with reasonable current income.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
                    The Balanced Growth Portfolio will normally invest at least
                    60% of its total assets in a diversified portfolio of common stocks, at least 25% in fixed-income securities, and its remaining assets in money market securities. Within these limitations, the Portfolio may hold whatever proportion of these investments its "Investment Manager," Morgan Stanley
                    Dean Witter Advisors Inc., believes desirable based on the Investment Manager's assessment of business, economic and investment conditions.

                    The three groups of Portfolio investments in more detail include:

                    (1) COMMON STOCKS. The Portfolio invests in common stocks, and securities convertible into common stocks, of companies that have a record of paying dividends and, in the Investment Manager's opinion, have the potential for increasing dividends. These investments may include foreign securities that are listed in the U.S. on a national securities exchange.

                    (2) FIXED-INCOME SECURITIES. The Portfolio's fixed-income securities (including zero coupon securities) are limited to investment grade corporate securities such as bonds and notes, and U.S. Government securities. The U.S. Government securities may include:

                    - U.S. Treasury notes and bonds, all of which are direct
                      obligations of the U.S. Government.

                    - Securities (including mortgage-backed securities) issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing these obligations are the Government National Mortgage Association and the Federal Housing Administration.

                    - Securities (including mortgage-backed securities) issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from U.S. Treasury. Among these agencies and instrumentalities are the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation.

                    - Securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality. Among these agencies and instrumentalities is the Federal Home Loan Banks.

                    (3) MONEY MARKET SECURITIES. The money market securities in which the Portfolio may invest include: securities issued or guaranteed by the U.S. government, its agencies and instrumentalities; bank obligations; Eurodollar certificates of deposit; obligations of savings institutions; fully insured certificates of deposit; and commercial paper.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Balanced Growth Portfolio will achieve its investment objective. The Balanced Growth
                    Portfolio's share price will fluctuate with changes in the market value of its portfolio securities. When you sell
                    Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    COMMON STOCKS. A principal risk of investing in the Portfolio is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely.

                    FIXED-INCOME, INCLUDING MONEY MARKET, SECURITIES. The Portfolio's investments in fixed-income securities are subject to two types of risk: credit risk and interest rate risk.

                    The Portfolio is not limited as to the maturities of the securities in which it may invest. Thus, a rise in the general level of interest rates may cause the price of the Portfolio's investment securities to fall substantially.

                    MORTGAGE-BACKED SECURITIES. There are particular risks associated with the Portfolio's investment in mortgage-backed securities. For example, these securities are subject to prepayment risk and in some cases may be more volatile and less liquid than other traditional types of debt securities.

                    OTHER RISKS. The performance of the Portfolio also will depend on whether the Investment Manager is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 5 calendar years.

AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual returns of the Portfolio's Class X shares with those of broad measures of market performance over time.
[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Balanced Growth Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees under the life insurance or annuity contracts, which would lower the performance for all periods shown.

                    ANNUAL TOTAL RETURNS - CALENDAR YEARS*

                    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1995  22.86%
'96   13.54%
'97   17.87%
'98   14.41%
'99    3.52%


                    Year-to-date total return as of March 31, 2000 was -1.82%.

                    During the periods shown in the bar chart, the highest return for a calendar quarter was 12.45% (quarter ended June 30, 1997) and the lowest return for a calendar quarter was -7.84% (quarter ended September 30, 1998).
                    * The Fund commenced offering Class Y shares of each
                      Portfolio on May 1, 2000. The returns shown in the Chart (and the Table below) are for Class X shares of the Portfolio (which are offered in a separate prospectus). Class X and Class Y shares are invested in the same portfolio of securities. However, the returns for Class Y shares would differ from those of Class X to the extent the Classes have different expenses.

                               AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 1999)
                               ----------------------------------------------------------------------------------------------
                                                                                                            LIFE OF PORTFOLIO
                                                                         PAST 1 YEAR       PAST 5 YEARS      (SINCE 11/9/94)
                               ----------------------------------------------------------------------------------------------
                                Balanced Growth Portfolio                   3.52%             14.26%             13.97%
                               ----------------------------------------------------------------------------------------------
                                S&P 500 Index(1)                            21.04%            28.54%             27.45%
                               ----------------------------------------------------------------------------------------------
                                Lehman Brothers Aggregate Bond
                                Index(2)                                    -0.82%            7.73%             7.75%(3)
                               ----------------------------------------------------------------------------------------------

                               (1)                     The Standard & Poor's-Registered Trademark- 500 Stock Index
                                                       (S&P 500 Index) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The performance of the Index does not include any expenses, fees or charges. The Index is unmanaged and
                                                       should not be considered an investment.
                               (2)                     The Lehman Brothers Aggregate Bond Index tracks the
                                                       performance of all U.S. Government agency and Treasury
                                                       securities, investment-grade corporate debt securities,
                                                       agency mortgage-backed securities and asset-backed
                                                       securities. The performance of the Index does not include
                                                       any expenses, fees or charges. The Index in unmanaged and
                                                       should not be considered an investment.
                               (3)                     For the period November 30, 1994 to December 31, 1999.

[Sidebar]
GROWTH & INCOME
An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.
[End Sidebar]

THE UTILITIES PORTFOLIO

[ICON]  INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
        The Utilities Portfolio seeks both capital appreciation and current income.

[ICON]  PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
        The Utilities Portfolio will normally invest at least 65% of its total assets in the securities of companies engaged in the utilities industry. A company will be considered engaged in the utilities industry if it derives at least 50% of its revenues or earnings from that industry or it devotes at least 50% of its assets to activities in that industry. These may include companies involved in, among other things, telecommunications, computers and other new or emerging technology companies, gas and electric energy, water distribution, the Internet and Internet related services. These include traditionally regulated utility companies or fully or partially deregulated utility companies as well as unregulated utility companies.

        The Portfolio's "Investment Manager," Morgan Stanley Dean Witter Advisors Inc., will shift the Portfolio's assets between different segments of the utilities industry and between common stock, other equity securities and investment grade fixed-income securities based on its view of prevailing market, economic and financial conditions. The Portfolio does not have any set policies to concentrate its assets in any particular segment of the utilities industry or any particular type of security. In selecting common stock and other equity securities, the Investment Manager considers earnings and dividend growth, book value, dividend discount and price/earnings relationships. In addition, the Investment Manager makes continuing assessments of management, the prevailing regulatory framework and industry trends. Computer-based equity selection models also may be used. If the Investment Manager believes favorable conditions for capital growth of equity securities are not prevalent at a particular time, it may allocate the Portfolio's assets predominantly or exclusively to debt securities with the aim of obtaining current income and thus benefitting long-term growth of capital.

        The Portfolio may also invest up to 25% of its assets in foreign securities (including depository receipts). This percentage limitation, however, does not apply to securities of foreign companies that are listed in the U.S. on a national securities exchange.

[ICON]  SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
        There is no assurance that the Utilities Portfolio will achieve its investment objective. The Utilities Portfolio's share price will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

        UTILITIES INDUSTRY. The Portfolio's investments in the utilities industry are impacted by a host of risks particular to that industry. Changing regulation constitutes one of the key industry-specific risks for the Portfolio. State and other regulators monitor and control utility revenues and costs, and therefore may limit utility profits and dividends paid to investors. Regulatory authorities also may restrict a company's access to new markets, thereby diminishing the company's long-term prospects. Individual sectors of the utility market are subject to additional risks. These risks apply to all utility companies - regulated, fully or partially deregulated or unregulated. For example, telecommunications companies have been affected by technological development leading to increased competition, as well as changing regulation of local and long-distance telephone service and other telecommunications businesses. Certain telecommunications companies have not benefitted from the new competitive climate.

        Electric utilities may be burdened by unexpected increases in fuel and other operating costs. They are adversely affected when long-term interest rates rise. Long-term borrowings are used to finance most utility investment, and rising interest rates lead to higher financing costs and reduced earnings. There are also the considerable costs associated with environmental compliance, nuclear waste clean-up, and safety regulation. Increasingly, regulators are calling upon electric utilities to bear these added costs, and there is a risk that these costs will not be fully recovered through an increase in revenues.

        Among gas companies, there has been a move to diversify into oil and gas exploration and development, making investment return more sensitive to energy prices. In the case of the water utility sector, the industry is highly fragmented, and most water supply companies find themselves in mature markets although upgrading of fresh water and waste systems is an expanding business.

        COMMON STOCKS AND OTHER EQUITY SECURITIES. A principal risk of investing in the Portfolio is associated with its common stock and other equity security investments. In general, stock and other equity security values fluctuate in response to activities specific to the company as well as general market, economic and political conditions.

        FIXED-INCOME SECURITIES. The Portfolio's investments in fixed-income securities are subject to two types of risk: credit risk and interest rate risk.

        The Portfolio is not limited as to the maturities of the securities in which it may invest. Thus, a rise in the general level of interest rates may cause the prices of the Portfolio's investment securities to fall substantially.

        FOREIGN SECURITIES. The Portfolio is subject to the risks associated with foreign securities generally. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates.

        OTHER RISKS. The performance of the Portfolio also will depend on whether the Investment Manager is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 5 calendar years.

AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.
[End Sidebar]

[ICON]  PAST PERFORMANCE
--------------------------------------------------------------------------------
        The bar chart and table below provide some indication of the risks of investing in the Utilities Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

        ANNUAL TOTAL RETURNS - CALENDAR YEARS*

        EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1995  28.05%
'96    8.48%
'97   26.45%
'98   22.23%
'99   43.71%


            Year-to-date total return as of March 31, 2000 was 15.88%.

            During the periods shown in the bar chart, the highest return for a calendar quarter was 26.89% (quarter ended December 31, 1999) and the lowest return for a calendar quarter was -5.98% (quarter ended September 30, 1998).
            * The Fund commenced offering Class Y shares of each Portfolio on
              May 1, 2000. The returns shown in the Chart (and the Table below) are for Class X shares of the Portfolio (which are offered in a separate prospectus). Class X and Class Y shares are invested in the same portfolio of securities. However, the returns for Class Y shares would differ from those of Class X to the extent the Classes have different expenses.

                               AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 1999)
                               ---------------------------------------------------------------------------
                                                                                         LIFE OF PORTFOLIO
                                                          PAST 1 YEAR    PAST 5 YEARS     (SINCE 11/9/94)
                               ---------------------------------------------------------------------------
                                Utilities Portfolio         43.71%          25.27%            24.66%
                               ---------------------------------------------------------------------------
                                S&P 500 Index(1)            21.04%          28.54%            27.45%
                               ---------------------------------------------------------------------------

                               (1)                     The Standard & Poor's 500-Registered Trademark- Stock Index
                                                       (S&P 500 Index) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The performance of the Index does not include any expenses, fees or charges. The Index is unmanaged and
                                                       should not be considered an investment.

[Sidebar]
GROWTH & INCOME
An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.
[End Sidebar]

THE DIVIDEND GROWTH PORTFOLIO

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Dividend Growth Portfolio seeks to provide reasonable current income and long-term growth of income and capital.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
                    The Dividend Growth Portfolio will normally invest at least
                    70% of its total assets in common stocks of companies with a record of paying dividends and the potential for increasing dividends. The Portfolio's "Investment Manager," Morgan
                    Stanley Dean Witter Advisors Inc., initially employs a quantitative screening process in an attempt to develop a number of common stocks which are undervalued and which have a record of paying dividends. The Investment Manager then applies qualitative analysis to determine which stocks it believes have the potential to increase dividends and, finally, to determine whether any of the stocks should be added to the Portfolio.

                    The Portfolio may also invest up to 30% of its assets in convertible securities, U.S. Government securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities and investment grade fixed-income securities (including zero coupon securities). The Portfolio also may invest any amount of its assets in foreign securities (including depository receipts) that are listed in the U.S. on a national securities exchange.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Dividend Growth Portfolio will achieve its investment objective. The Dividend Growth
                    Portfolio's share price will fluctuate with changes in the market value of its portfolio securities. When you sell
                    Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    A principal risk of investing in the Portfolio is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely.

                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 5 calendar years.

AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.
[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Dividend Growth Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

                    ANNUAL TOTAL RETURNS - CALENDAR YEARS*

                    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1995  40.13%
'96   24.49%
'97   26.12%
'98   19.73%
'99    0.53%


                    Year-to-date total return as of March 31, 2000 was -6.17%.

                    During the periods shown in the bar chart, the highest return for a calendar quarter was 15.33% (quarter ended June 30, 1997 and the lowest return for a calendar quarter was -10.95% (quarter ended September 30, 1999).
                    * The Fund commenced offering Class Y shares of each
                      Portfolio on May 1, 2000. The returns shown in the Chart (and the Table below) are for Class X shares of the Portfolio (which are offered in a separate prospectus). Class X and Class Y shares are invested in the same portfolio of securities. However, the returns for Class Y shares would differ from those of Class X to the extent the Classes have different expenses.

                               AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 1999)
                               -----------------------------------------------------------------------------------------
                                                                                                       LIFE OF PORTFOLIO
                                                                      PAST 1 YEAR    PAST 5 YEARS       (SINCE 11/9/94)
                               -----------------------------------------------------------------------------------------
                                Dividend Growth Portfolio                0.53%          21.50%              20.84%
                               -----------------------------------------------------------------------------------------
                                S&P 500 Index(1)                        21.04%          28.54%              27.45%
                               -----------------------------------------------------------------------------------------

                               (1)                     The Standard & Poor's 500-Registered Trademark- Stock Index
                                                       (S&P 500 Index) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The performance of the Index does not include any expenses, fees or charges. The Index is unmanaged and
                                                       should not be considered an investment.

[Sidebar]
TOTAL RETURN
An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.
[End Sidebar]

THE VALUE-ADDED MARKET PORTFOLIO

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Value-Added Market Portfolio seeks to achieve a high level of total return on its assets through a combination of capital appreciation and current income.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
                    The Value-Added Market Portfolio will invest, on an "equally-weighted basis," in a diversified portfolio of common stocks represented in the Standard &
                    Poor's-Registered Trademark- 500 Composite Stock Price
                    Index. The S&P 500 represents 500 widely held companies, mostly listed on the New York Stock Exchange. The Portfolio generally invests in each stock included in the S&P 500 in equal proportion, referred to as an "equally-weighted basis." This approach differs from the S&P 500 because stocks in the S&P 500 are represented in proportion to their market value or market-capitalization. For example, the 50 largest companies in the S&P 500 represent approximately 45% of the S&P 500's value; however, these same 50 companies represent roughly 10% of the Portfolio's value
                    (approximately 0.20% of the Portfolio's value each). The
                    Portfolio may invest in foreign securities represented in the S&P 500.

                    The Portfolio's "Investment Manager," Morgan Stanley Dean Witter Advisors Inc., believes that an equal-weighting approach may benefit the Portfolio since a specific company or industry selection, even with a broad-based index such as the S&P 500, may not achieve superior performance. The Investment Manager will adjust the Portfolio's investment securities at least quarterly to maintain an approximately equal-weighting.
                             -----------------------------------------

                    "Standard & Poor's-Registered Trademark-,"
                    "S&P-Registered Trademark-," "S&P
                    500-Registered Trademark-," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Value-Added Market Portfolio. The Portfolio is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investing in the Portfolio.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Value-Added Market Portfolio will achieve its investment objective. The Value-Added
                    Market Portfolio's share price will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    A principal risk of investing in the Portfolio is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely.

                    Unlike many mutual funds, the Portfolio is not actively "managed." Therefore, the Portfolio generally would not sell a stock because the stock's issuer is in financial trouble unless that stock is removed from the S&P 500. In addition, the Investment Manager does not expect the Portfolio's performance to track the performance of the S&P 500 because the Portfolio uses an equally-weighted approach while the S&P 500 uses a market-capitalization approach. The Investment Manager may eliminate one or more securities (or elect not to increase the Value-Added Market Portfolio's position in such securities) in certain circumstances.

                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 5 calendar years.

AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.
[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Value-Added Market Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

                    ANNUAL TOTAL RETURNS - CALENDAR YEARS*

                    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1995  27.14%
'96   17.78%
'97   26.12%
'98   12.19%
'99   12.15%


                    Year-to-date total return as of March 31, 2000 was -0.02%.

                    During the periods shown in the bar chart, the highest return for a calendar quarter was 17.09% (quarter ended December 31, 1998) and the lowest return for a calendar quarter was -13.80% (quarter ended September 30, 1998).
                    * The Fund commenced offering Class Y shares of each
                      Portfolio on May 1, 2000. The returns shown in the Chart (and the Table below) are for Class X shares of the Portfolio (which are offered in a separate prospectus). Class X and Class Y shares are invested in the same portfolio of securities. However, the returns for Class Y shares would differ from those of Class X to the extent the Classes have different expenses.

                               AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 1999)
                               -----------------------------------------------------------------------------------------
                                                                                                       LIFE OF PORTFOLIO
                                                                      PAST 1 YEAR    PAST 5 YEARS       (SINCE 11/9/94)
                               -----------------------------------------------------------------------------------------
                                Value-Added Market Portfolio            12.15%          18.90%              18.16%
                               -----------------------------------------------------------------------------------------
                                S&P 500 Index (1)                       21.04%          28.54%              27.45%
                               -----------------------------------------------------------------------------------------

                               (1)                     The Standard & Poor's 500-Registered Trademark- Stock Index
                                                       (S&P 500 Index) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The performance of the Index does not include any expenses, fees or charges. The Index is unmanaged and
                                                       should not be considered an investment.

[Sidebar]
CAPITAL GROWTH
An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.
[End Sidebar]

THE GROWTH PORTFOLIO

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Growth Portfolio seeks long-term growth of capital.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
                    The Growth Portfolio will normally invest at least 65% of its total assets in common stocks and convertible securities primarily in companies having stock market values or capitalizations of at least $1 billion. The Portfolio's
                    "Sub-Advisor," Morgan Stanley Dean Witter Investment
                    Management Inc., invests the Portfolio's assets by pursuing its "equity growth" philosophy. That strategy involves a process that seeks to identify companies that exhibit strong or accelerating earnings growth.

                    The Sub-Advisor emphasizes individual security selection. Individual companies are chosen based on such factors as potential growth in earnings, quality of management, new products and/or new markets, and research and development capabilities. The Sub-Advisor anticipates that the Portfolio will invest in a relatively limited number of companies, although the Sub-Advisor continuously monitors up to 250 companies for possible investment. There is no minimum rating or quality requirements with respect to the convertible securities in which the Portfolio may invest. Up to 25% of the Portfolio's assets may be invested in foreign securities (including depository receipts). This percentage limitation, however, does not apply to securities of foreign companies that are listed in the U.S. on a national securities exchange.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Growth Portfolio will achieve its investment objective. The Growth Portfolio's share price will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.


                    COMMON STOCKS. A principal risk of investing in the Portfolio is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely in response to these changes.


                    FOREIGN SECURITIES. The Portfolio is subject to the risks associated with foreign securities generally. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates.

                    OTHER RISKS. The performance of the Portfolio also will depend on whether the Sub-Advisor is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 5 calendar years.

AVERAGE ANNUAL TOTAL RETURNS
This table compares the average annual returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.
[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Growth Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

                    ANNUAL TOTAL RETURNS - CALENDAR YEARS*

                    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1995  13.29%
'96   23.56%
'97   23.07%
'98   13.22%
'99   39.10%


                    Year-to-date total return as of March 31, 2000 was 9.80%.


                    During the periods shown in the bar chart, the highest return for a calendar quarter was 22.27% (quarter ended December 31, 1998) and the lowest return for a calendar quarter was -16.28 %(quarter ended September 30, 1998).
                    * The Fund commenced offering Class Y shares of each
                      Portfolio on May 1, 2000. The returns shown in the Chart (and the Table below) are for Class X shares of the Portfolio (which are offered in a separate prospectus). Class X and Class Y shares are invested in the same portfolio of securities. However, the returns for Class Y shares would differ from those of Class X to the extent the Classes have different expenses.

                               AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 1999)
                               -----------------------------------------------------------------------------------------
                                                                                                       LIFE OF PORTFOLIO
                                                                      PAST 1 YEAR    PAST 5 YEARS       (SINCE 11/9/94)
                               -----------------------------------------------------------------------------------------
                                Growth Portfolio                        39.10%          22.10%              21.58%
                               -----------------------------------------------------------------------------------------
                                S&P 500 Index(1)                        21.04%          28.54%              27.45%
                               -----------------------------------------------------------------------------------------

                               (1)                     The Standard & Poor's 500-Registered Trademark- Stock Index
                                                       (S&P 500 Index) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The performance of the Index does not include any expenses, fees or charges. The Index is unmanaged and
                                                       should not be considered an investment.

[Sidebar]
CAPITAL GROWTH
An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.
[End Sidebar]

THE AMERICAN OPPORTUNITIES PORTFOLIO

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The American Opportunities Portfolio seeks long-term capital growth consistent with an effort to reduce volatility.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
                    The American Opportunities Portfolio will normally invest at least 65% of its total assets in a diversified portfolio of common stocks. The Portfolio's "Investment Manager," Morgan
                    Stanley Dean Witter Advisors Inc., invests in industries that it believes have attractive earnings growth potential.
                    The Investment Manager utilizes a process, known as sector rotation, that emphasizes industry selection over individual company selection. The Investment Manager invests in those industries that it believes will have the strongest relative earnings growth potential given the projected economic outlook. After selecting the Portfolio's target industries, the Investment Manager then selects specific companies within those industries whose prospects are deemed attractive after assessing company fundamentals and valuation screens.

                    SECTOR ROTATION. The Investment Manager will utilize a sector rotation process designed to respond to changing economic cycles by proactively investing in industries that the Investment Manager believes to be positioned to benefit from the current phase of the economic cycle. First, the Investment Manager attempts to identify at what stage of the business cycle the economy is in and which industries have historically outperformed the overall market during that stage of the cycle. To accomplish this task, the Investment Manager establishes an economic forecast based on its short-term and long-term views of the domestic and global economic cycles. As part of this process, the Investment Manager will attempt to identify secular trends, such as shifting demographics or technological developments, that could add clarity to its analysis. Also considered are competitive industry variables, such as supply and demand, pricing trends and new product cycles. Once attractive industries are identified, individual companies that represent these industries are selected using criteria including new product cycles, market dominance, business model strength and valuation measures.

                    The Portfolio also may invest up to 35% of its assets in convertible debt and preferred securities; fixed income securities (including zero coupon bonds) such as U.S. government securities and investment grade corporate debt securities; foreign securities (including depository receipts); and options and futures on stock indexes.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the American Opportunities
                    Portfolio will achieve its investment objective. The
                    American Opportunities Portfolio's share price will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    COMMON STOCKS. A principal risk of investing in the Portfolio is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. The Portfolio's emphasis on industries may cause its performance to be more sensitive to developments affecting particular industries than a fund that places primary emphasis on individual companies.

                    The Portfolio may invest in medium and small-sized companies, as well as large, more established companies. Investing in securities of small and medium-sized growth companies involves greater risk than is customarily associated with investing in more established companies. These stocks may be more volatile and have returns that vary, sometimes significantly, from the overall stock market.

                    FIXED-INCOME SECURITIES. The Portfolio's investments in fixed-income securities are subject to two types of risk: credit risk and interest rate risk.

                    FOREIGN SECURITIES. The Portfolio is subject to the risks associated with foreign securities generally. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates.

                    OPTIONS AND FUTURES. Stock index futures and options on stock indexes and stock index futures may be used to facilitate trading, to increase or decrease the Portfolio's market exposure, to seek higher investment returns, or to seek to protect against a decline in the value of the Portfolio's securities or an increase in prices of securities that may be purchased.

                    OTHER RISKS. The performance of the Portfolio also will depend on whether the Investment Manager is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 5 calendar years.

AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.
[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the American Opportunities Portfolio.
                    The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

                    ANNUAL TOTAL RETURNS - CALENDAR YEARS*

                    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1995  38.95%
'96   12.95%
'97   31.93%
'98   30.78%
'99   55.81%


                    Year-to-date total return as of March 31, 2000 was 5.21%.

                    During the periods shown in the bar chart, the highest return for a calendar quarter was 39.58% (quarter ended December 31,1999) and the lowest return for a calendar quarter was -7.19% (quarter ended September 30, 1998).
                    * The Fund commenced offering Class Y shares of each
                      Portfolio on May 1, 2000. The returns shown in the Chart (and the Table below) are for Class X shares of the Portfolio (which are offered in a separate prospectus). Class X and Class Y shares are invested in the same portfolio of securities. However, the returns for Class Y shares would differ from those of Class X to the extent the Classes have different expenses.

                               AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 1999)
                               -----------------------------------------------------------------------------------------
                                                                                                       LIFE OF PORTFOLIO
                                                                      PAST 1 YEAR    PAST 5 YEARS       (SINCE 11/9/94)
                               -----------------------------------------------------------------------------------------
                                American Opportunities Portfolio        55.81%          33.36%              32.49%
                               -----------------------------------------------------------------------------------------
                                S&P 500 Index(1)                        21.04%          28.54%              27.45%
                               -----------------------------------------------------------------------------------------

                               (1)                     The Standard & Poor's 500-Registered Trademark- Stock Index
                                                       (S&P 500 Index) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The performance of the Index does not include any expenses, fees or charges. The Index is unmanaged and
                                                       should not be considered an investment.

[Sidebar]
CAPITAL GROWTH

An investment objective
having the goal of
selecting securities with
the potential to rise in
price rather than pay
out income.
[End Sidebar]

THE MID-CAP EQUITY PORTFOLIO

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Mid-Cap Equity Portfolio seeks long-term capital growth.
[ICON]
                    PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                    The Mid-Cap Equity Portfolio will normally invest at least 65% of its total assets in a portfolio of common stocks and other equity securities of medium-sized companies with market capitalizations, at the time of purchase, within the capitalization range of the companies comprising the Standard & Poor's Mid-Cap 400 Index, which capitalization range was approximately between $100 million and $51 billion as of March 31, 2000. The Portfolio's "Sub-Advisor," TCW Investment Management Company, invests in companies that it believes exhibit superior earnings growth prospects and attractive stock market valuations. The Sub-Advisor uses its proprietary research in pursuing a "bottom-up" investment philosophy, which emphasizes individual company selection. Quantitative and qualitative standards also will be used to screen more than one thousand companies to provide a list of potential investment securities. The Sub-Advisor then subjects the list of securities to a fundamental analysis which generally looks for at least some of the following factors:


                    - a demonstrated record of consistent earnings growth or the potential to grow earnings;
                    - an ability to earn an attractive return on equity;
                    - a price/earnings ratio which is less than the
                      Sub-Advisor's internally estimated three-year earnings growth rate;
                    - a large and growing market share;
                    - a strong balance sheet; and
                    - significant ownership by management and a strong
                      management team.

                    Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends.

                    In addition, the Mid-Cap Equity Portfolio may invest up to 35% of its assets in equity securities of small or large companies and investment grade fixed-income securities. The Portfolio also may invest up to 25% of its assets in foreign equity securities (including depository receipts).
[ICON]
                    SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Mid-Cap Equity Portfolio will achieve its investment objective. The Mid-Cap Equity Portfolio's share price will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    COMMON STOCKS. A principal risk of investing in the Portfolio is associated with its common stock investments of medium-sized companies. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Portfolio's Class X shares has varied over the past 2 calendar years.
[End Sidebar]

                    Investing in securities of medium-sized companies may involve greater risk than is customarily associated with investing in more established companies. Often, medium-sized companies and the industries in which they are focused are still evolving, and they are more sensitive to changing market conditions than larger companies in more established industries. Their securities may be more volatile and have returns that vary, sometimes significantly, from the overall stock market.

                    FIXED-INCOME SECURITIES. The Portfolio's investments in fixed-income securities are subject to two types of risk: credit risk and interest rate risk.

                    FOREIGN SECURITIES. The Portfolio is subject to the risks associated with foreign securities generally. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates.

                    OTHER RISKS. The performance of the Portfolio also will depend on whether the Investment Manager is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Mid-Cap Equity Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

                    ANNUAL TOTAL RETURNS - CALENDAR YEARS*

                    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1998   5.67%
'99   92.10%


                    Year-to-date total return as of March 31, 2000 was 17.08%.


                    During the periods shown in the bar chart, the highest return for a calendar quarter was 60.12% (quarter ended December 31, 1999) and the lowest return for a calendar quarter was -22.12% (quarter ended September 30, 1998).

                    * The Fund commenced offering Class Y shares of each
                      Portfolio on May 1, 2000. The returns shown in the Chart (and the Table below) are for Class X shares of the Portfolio (which are offered in a separate prospectus). Class X and Class Y shares are invested in the same portfolio of securities. However, the returns for Class Y shares would differ from those of Class X to the extent the Classes have different expenses.

[Sidebar]
AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.
[End Sidebar]

                               AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 1999)
                               ---------------------------------------------------------------------------------------
                                                                                                     LIFE OF PORTFOLIO
                                                                                    PAST 1 YEAR       (SINCE 1/21/97)
                               ---------------------------------------------------------------------------------------
                                Mid-Cap Equity Portfolio                              92.10%              33.75%
                               ---------------------------------------------------------------------------------------
                                S&P 400 Index(1)                                      14.72%              20.58%
                               ---------------------------------------------------------------------------------------

                               (1)                     The Standard & Poor's Midcap 400 Index (S&P 400 Index) is a
                                                       market-value weighted index, the performance of which is
                                                       based on the average performance of 400 domestic stocks
                                                       chosen for market size, liquidity and industry group
                                                       representation. The performance of the Index does not
                                                       include any expenses, fees or charges. The Index is
                                                       unmanaged and should not be considered an investment.

[Sidebar]
TOTAL RETURN
An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.
[End Sidebar]

THE GLOBAL EQUITY PORTFOLIO

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Global Equity Portfolio seeks to obtain total return on its assets primarily through long-term capital growth and to a lesser extent from income.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
                    The Global Equity Portfolio will normally invest at least
                    65% of its total assets in common stocks and other equity securities of companies located in various countries around the world. The Portfolio's "Investment Manager," Morgan
                    Stanley Dean Witter Advisors Inc., will maintain a flexible investment policy and invest in a diversified portfolio of securities based on a worldwide investment strategy.
                    However, the Portfolio's assets normally will be invested in at least three separate countries. Portfolio investments generally will be those with a record of paying dividends and the potential for increasing dividends. The Investment
                    Manager will shift the percentage of assets invested in particular geographical regions based on its view of market, economic and political conditions.

                    In addition to equity securities, the Portfolio may invest in bonds and other investment grade fixed-income securities.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Global Equity Portfolio will achieve its investment objective. The Global Equity
                    Portfolio's share price will fluctuate with changes in the market value of its portfolio securities. When you sell
                    Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    COMMON STOCKS. A principal risk of investing in the Portfolio is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely.

                    FOREIGN SECURITIES. The Portfolio is subject to the risks associated with foreign securities generally. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates.

                    OTHER RISKS. The performance of the Portfolio also will depend on whether the Investment Manager is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 5 calendar years.

AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.
[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Global Equity Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

                    ANNUAL TOTAL RETURNS - CALENDAR YEARS*

                    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1995  13.76%
'96   11.43%
'97    8.66%
'98   15.11%
'99   34.14%


                    Year-to-date total return as of March 31, 2000 was 3.79%.

                    During the periods shown in the bar chart, the highest return for a calendar quarter was 23.30% (quarter ended December 31, 1999) and the lowest return for a calendar quarter was -13.31% (quarter ended September 30, 1998).
                    * The Fund commenced offering Class Y shares of each
                      Portfolio on May 1, 2000. The returns shown in the Chart (and the Table below) are for Class X shares of the Portfolio (which are offered in a separate prospectus). Class X and Class Y shares are invested in the same portfolio of securities. However, the returns for Class Y shares would differ from those of Class X to the extent the Classes have different expenses.

                               AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 1999)
                               -----------------------------------------------------------------------------------------
                                                                                                       LIFE OF PORTFOLIO
                                                                        PAST 1 YEAR    PAST 5 YEARS     (SINCE 11/9/94)
                               -----------------------------------------------------------------------------------------
                                Global Equity Portfolio                   34.14%          16.29%            15.74%
                               -----------------------------------------------------------------------------------------
                                MSCI(1)                                   24.93%          19.76%            18.83%
                               -----------------------------------------------------------------------------------------

                               (1)                     The Morgan Stanley Capital International World Index (MSCI)
                                                       measures performance for a diverse range of global stock
                                                       markets including the U.S., Canada, Europe, Australia, New
                                                       Zealand and the Far East. The performance of the Index is
                                                       listed in U.S. dollars and assumes reinvestment of net
                                                       dividends. "Net dividends" reflects a reduction in dividends after taking into account withholding of taxes by certain
                                                       foreign countries represented in the Index. The Index does not take into account the Portfolio's expenses, fees or
                                                       charges. The Index is unmanaged and should not be considered an investment.

[Sidebar]
CAPITAL GROWTH
An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.
[End Sidebar]

THE DEVELOPING GROWTH PORTFOLIO

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Developing Growth Portfolio seeks long-term capital growth.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
                    The Developing Growth Portfolio will normally invest at least 65% of its total assets in common stocks and other equity securities of companies that the Portfolio's
                    "Investment Manager," Morgan Stanley Dean Witter Advisors
                    Inc., believes have the potential to grow much more rapidly than the economy. The Portfolio will invest primarily in smaller and medium-sized companies. The Investment Manager focuses its securities selection upon a diversified group of emerging growth companies that have moved beyond the difficult and extremely risky start-up phase and show positive earnings with the prospects of achieving significant further profit gains in at least the next two-to-three years. The proportion of the Portfolio's assets invested in particular industries will shift in accordance with the Investment Manager's views of the market, economy and political conditions.

                    The Portfolio may invest up to 35% of its assets in (a) fixed-income securities issued or guaranteed by the United States government, its agencies or instrumentalities, and
                    (b) corporate debt securities rated Baa or better by Moody's Investors Service or BBB or better by Standard & Poor's or, if not rated, judged to be of comparable quality by the Investment Manager. Up to 10% of the Portfolio's assets may be invested in foreign securities (including depository receipts). This percentage limitation, however, does not apply to securities of foreign companies that are listed in the U.S. on a national securities exchange.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Developing Growth Portfolio will achieve its investment objective. The Developing Growth
                    Portfolio's share price will fluctuate with changes in the market value of its portfolio securities. When you sell
                    Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    COMMON STOCKS. A principal risk of investing in the Portfolio is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely.

                    Investing in securities of medium-sized and small-sized companies may involve greater risk than is customarily associated with investing in more established companies. Often, medium-sized and small companies and the industries in which they are focused are still evolving, and they are more sensitive to changing market conditions than larger companies in more established industries. Their securities may be more volatile and have returns that vary, sometimes significantly, from the overall stock market.

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 5 calendar years.
[End Sidebar]

                    FIXED-INCOME SECURITIES. The Portfolio's investment in fixed-income securities are subject to two types of risk: credit risk and interest rate risk.

                    The Portfolio is not limited as to the maturities of the securities in which it may invest. Thus, a risk in the general level of interest rates may cause the prices of the Portfolio's investment securities to fall substantially.

                    FOREIGN SECURITIES. The Portfolio is subject to the risks associated with foreign securities generally. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates.

                    OTHER RISKS. The performance of the Portfolio also will depend on whether the Investment Manager is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Developing Growth Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

                    ANNUAL TOTAL RETURNS - CALENDAR YEARS*

                    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1995  51.26%
'96   12.95%
'97   13.77%
'98    9.04%
'99   92.52%


                    Year-to-date total return as of March 31, 2000 was 10.50%.


                    During the periods shown in the bar chart, the highest return for a calendar quarter was 52.65% (quarter ended December 31, 1999) and the lowest return for a calendar quarter was -20.41% (quarter ended September 30, 1998).

                    * The Fund commenced offering Class Y shares of each
                      Portfolio on May 1, 2000. The returns shown in the Chart (and the Table below) are for Class X shares of the Portfolio (which are offered in a separate prospectus). Class X and Class Y shares are invested in the same portfolio of securities. However, the returns for Class Y shares would differ from those of Class X to the extent the Classes have different expenses.

[Sidebar]
AVERAGE ANNUAL
TOTAL RETURNS

This table compares the average annual returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.

[End Sidebar]

                               AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 1999)
                               ----------------------------------------------------------------------------------------------
                                                                                                            LIFE OF PORTFOLIO
                                                                         PAST 1 YEAR       PAST 5 YEARS      (SINCE 11/9/94)
                               ----------------------------------------------------------------------------------------------
                                Developing Growth Portfolio                 92.52%            32.48%             31.86%
                               ----------------------------------------------------------------------------------------------
                                Russell 2000 Index(1)                       21.26%            16.69%             16.12%
                               ----------------------------------------------------------------------------------------------

                               (1)                     The Russell 2000 Index is a capitalization weighted index
                                                       which is comprised of 2000 of the smallest stocks (on the
                                                       basis of capitalization) in the Russell 3000 Index. The
                                                       performance of the Index does not include any expenses, fees or charges. The Index is unmanaged and should not be
                                                       considered an investment.

ADDITIONAL INVESTMENT STRATEGY INFORMATION

                    This section provides additional information relating to each Portfolio's principal strategies.

                    INVESTMENT DISCRETION. In pursuing each Portfolio's investment objective, the Investment Manager has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis - and which trading strategies it uses. For example, the Investment Manager in its discretion may determine to use some permitted trading strategies while not using others. The Sub-Advisors -- TCW Investment Management Company and Morgan Stanley Dean Witter Investment Management -- have a similar degree of discretion.

                    DEFENSIVE INVESTING. Each Portfolio (other than the Money Market Portfolio) may take temporary "defensive" positions in attempting to respond to adverse market conditions. Each Portfolio may invest any amount of its assets in cash or money market instruments in a defensive posture when the Investment Manager or its Sub-Advisor, as the case may be, believes it advisable to do so. Although taking a defensive posture is designed to protect a Portfolio from an anticipated market downturn, it could have the effect of reducing the benefit of an upswing in the market. When a Portfolio takes a defensive position, it may not achieve its investment objective(s).

                    INVESTMENT POLICIES. The percentage limitations relating to the composition of a Portfolio apply at the time a Portfolio acquires an investment and refer to the Portfolio's net assets, unless otherwise noted. Subsequent percentage changes that result from market fluctuations will not require a Portfolio to sell any Portfolio security. A Portfolio may change its principal investment strategies without shareholder approval; however you would be notified of any change.


                    PORTFOLIO TURNOVER. Each Portfolio, other than the Value-Added Market Portfolio, may engage in active and frequent trading of its portfolio securities. The Financial Highlights Table at the end of this PROSPECTUS shows the portfolio turnover rates for each Portfolio during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Portfolio buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs.

ADDITIONAL RISK INFORMATION

                    This section provides additional information relating to the principal risks of investing in the Portfolios.

                    Shares of the Portfolios are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

                                              *  *  *

                    The risks set forth below are applicable to a Portfolio only to the extent the Portfolio invests in the investment described.

                    FIXED-INCOME SECURITIES. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt.

                    Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.) Accordingly, a rise in the general level of interest rates may cause the price of a Portfolio's fixed-income securities to fall substantially. As merely illustrative of the relationship between fixed-income securities and interest rates, the following table shows how interest rates affect bond prices.
                               HOW INTEREST RATES AFFECT BOND PRICES

                                                                                       PRICE PER $1,000 OF A BOND IF
                                                                                              INTEREST RATES:
                                                                                 -----------------------------------------
                                                                                     INCREASE                 DECREASE
                                                                                 ----------------         ----------------
                               BOND MATURITY                       COUPON          1%        2%             1%        2%
                               -------------------------------------------------------------------------------------------
                                1 year                               N/A         $1,000    $1,000         $1,000    $1,000
                               -------------------------------------------------------------------------------------------
                                5 years                            5.875%        $  951    $  920         $1,018    $1,054
                               -------------------------------------------------------------------------------------------
                                10 years                            6.00%        $  910    $  853         $1,038    $1,110
                               -------------------------------------------------------------------------------------------
                                30 years                           6.125%        $  841    $  748         $1,093    $1,264
                               -------------------------------------------------------------------------------------------

                    Coupons reflect yields on Treasury securities as of December 31, 1999. The table is not representative of price changes for mortgage-backed securities principally because of prepayments, and it is not representative of junk bonds. In addition, the table is an illustration and does not represent expected yields or share price changes of any Morgan Stanley Dean Witter mutual fund.

                    MORTGAGE-BACKED SECURITIES. Mortgage-backed securities have different risk characteristics than traditional debt securities. Although generally the value of fixed-income securities increases during periods of falling interest rates and decreases during periods of rising interest rates, this is not always the case with mortgage-backed securities. This is due to the fact that principal on underlying mortgages may be prepaid at any time as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

                    Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on underlying mortgage pools. Rates of prepayment, faster or slower than expected by the Investment Manager or Sub-Advisor, could reduce a Portfolio's yield, increase the volatility of the Portfolio and/or cause a decline in net asset value. Certain mortgage-backed securities in which a Portfolio may invest may be more volatile and less liquid than other traditional types of debt securities.

                    JUNK BONDS. A Portfolio's investments in securities rated lower than investment grade or if unrated of comparable quality as determined by the Investment Manager or a Sub-Advisor (commonly known as "junk bonds") pose significant risks. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Portfolio may incur additional expenses to seek recovery. The secondary market for junk bonds may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. The Rule 144A securities could have the effect of increasing the level of Portfolio illiquidity to the extent a Portfolio may be unable to find qualified institutional buyers interested in purchasing the securities. The illiquidity of the market may also adversely affect the ability of the Fund's Trustees to arrive at a fair value for certain junk bonds at certain times and could make it difficult for the Portfolios to sell certain securities. In addition, periods of economic uncertainty and change probably would result in an increased volatility of market prices of high yield securities and a corresponding volatility in a Portfolio's net asset value.

                    SECURITIES RATED IN THE LOWEST INVESTMENT GRADE
                    CATEGORY. Investments in the fixed-income securities rated in the lowest investment grade category by Moody's or S&P may have speculative characteristics and therefore changes in economic or other circumstances are more likely to weaken their capacity to make principal and interest payments than would be the case with investments in securities with higher credit ratings.

                    FOREIGN SECURITIES. Foreign securities involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, a Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

                    Foreign securities (including depository receipts) also have risks related to economic and political developments abroad, including effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S.

                    companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

                    Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts.

                    The foreign securities in which certain of the Portfolios may invest may be issued by companies located in developing countries. Compared to the United States and other developed countries, developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have offered greater potential loss (as well as gain) than securities of companies located in developed countries.

                    SMALL & MEDIUM CAPITALIZATION COMPANIES. A Portfolio's investments in smaller and medium-sized companies carry more risk than investments in larger companies. While some of a Portfolio's holdings in these companies may be listed on a national securities exchange, such securities are more likely to be traded in the over-the-counter market. The low market liquidity of these securities may have an adverse impact on a Portfolio's ability to sell certain securities at favorable prices and may also make it difficult for a Portfolio to obtain market quotations based on actual trades, for purposes of valuing a Portfolio's securities. Investing in lesser-known, smaller and medium capitalization companies involves greater risk of volatility of a Portfolio's net asset value than is customarily associated with larger, more established companies. Often smaller and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.

                    OPTIONS AND FUTURES. If a Portfolio invests in options and/or futures, its participation in these markets would subject the Portfolio to certain risks. The Investment Manager's or Sub-Advisor predictions of movements in the direction of the stock, bond, stock index, currency or interest rate markets may be inaccurate, and the adverse consequences to the Portfolio (e.g., a reduction in the Portfolio's net asset value or a reduction in the amount of income available for distribution) may leave the Portfolio in a worse position than if these strategies were not used. Other risks inherent in the use of options and futures include, for example, the possible imperfect correlation between the price of options and futures contracts and movements in the prices of the securities being hedged, and the possible absence of a liquid secondary market for any particular instrument. Certain options may be over-the-counter options, which are options negotiated with dealers; there is no secondary market for these investments.

                    FORWARD CURRENCY CONTRACTS. A Portfolio's participation in forward currency contracts also involves risks. If the Investment Manager or Sub-Advisor employs a strategy that does not correlate well with the Fund's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Fund's volatility and may involve a significant risk.

                    INVESTMENT COMPANIES. Any Portfolio investment in an investment company is subject to the underlying risk of that investment company's portfolio securities. For example, if the investment company held common stocks, the Portfolio also would be exposed to the risk of investing in common stocks. In addition, the Portfolio would bear its share of the investment company's fees and expenses.

                    REAL ESTATE INVESTMENT TRUSTS ("REITS"). REITs pool investors' funds for investments primarily in commercial real estate properties. Like mutual funds, REITs have expenses, including advisory and administration fees that are paid by its shareholders. As a result, you will absorb duplicate levels of fees when the Fund invests in REITs. The performance of any REIT holding ultimately depends on the types of real property in which the REIT invests and how well the property is managed. A general downturn in real estate values also can hurt REIT performance.

[Sidebar]
MORGAN STANLEY DEAN WITTER ADVISORS INC.

The Investment Manager is widely recognized as a leader in the mutual fund industry and together with Morgan Stanley Dean Witter Services Company Inc., its wholly-owned subsidiary, had approximately $155 billion in assets under management as of March 31, 2000.

[End Sidebar]

PORTFOLIO MANAGEMENT

                    Morgan Stanley Dean Witter Advisors Inc. is the Investment Manager to each Portfolio. Each Portfolio has retained the Investment Manager to provide administrative services, manage its business affairs and (except for the Mid-Cap Equity, and Growth Portfolios) invest its assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Its main business office is located at Two World Trade Center, New York, NY 10048.


                    Each of the Mid-Cap Equity and Growth Portfolios has retained the Investment Manager to supervise the investment of its assets. The Investment Manager has, in turn, contracted with TCW Investment Management Company as "Sub-Advisor" to invest the assets of the Mid-Cap Equity Portfolio, including the placing of orders for the purchase and sales of investment securities. TCW Investment Management Company, together with its affiliated companies, manages more than $50 billion primarily for institutional investors. It is a wholly-owned subsidiary of The TCW
                    Group Inc., and its main business address is 865 South Figueroa Street, Suite 1800, Los Angeles, CA 90017.



                    The Investment Manager also has contracted with Morgan Stanley Dean Witter Investment Management Inc. as "Sub-Advisor" to invest the Growth Portfolio's assets, including the placing of orders for the purchase and sale of investment securities. As of March 31, 2000 Morgan Stanley Dean Witter Investment Management Inc., together with its institutional investment management affiliates, manages more than $102 billion primarily for employee benefit plans, investment companies, endowments, foundations and wealthy individuals. It also is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co. Its main business office is located at 1221 Avenue of the Americas, New York, NY 10020.


                    Each Portfolio pays the Investment Manager a monthly management fee as full compensation for the services and facilities furnished to each Portfolio, and for Portfolio expenses assumed by the Investment Manager. The fee is based on the Portfolio's average daily net assets. For the fiscal year ended December 31, 1999 each Portfolio accrued total compensation to the Investment Manager as set forth in the following table.


                                                                                             MANAGEMENT FEES AS A
                                                                                            PERCENTAGE OF AVERAGE
                               PORTFOLIO                                                       DAILY NET ASSETS
                               -----------------------------------------------------------------------------------
                                The Money Market Portfolio                                          0.50%
                               -----------------------------------------------------------------------------------
                                The Diversified Income Portfolio                                    0.40%
                               -----------------------------------------------------------------------------------
                                The Balanced Growth Portfolio                                       0.60%
                               -----------------------------------------------------------------------------------
                                The Utilities Portfolio                                             0.65%
                               -----------------------------------------------------------------------------------
                                The Dividend Growth Portfolio                                       0.58%
                               -----------------------------------------------------------------------------------

                                                                                             MANAGEMENT FEES AS A
                                                                                            PERCENTAGE OF AVERAGE
                               PORTFOLIO                                                       DAILY NET ASSETS
                               -----------------------------------------------------------------------------------
                                The Value-Added Market Portfolio                                    0.50%
                               -----------------------------------------------------------------------------------
                                The Growth Portfolio                                               0.80%(1)
                               -----------------------------------------------------------------------------------
                                The American Opportunities Portfolio                                0.62%
                               -----------------------------------------------------------------------------------
                                The Mid-Cap Equity Portfolio                                     0.75%(1)(2)
                               -----------------------------------------------------------------------------------
                                The Global Equity Portfolio                                         1.00%
                               -----------------------------------------------------------------------------------
                                The Developing Growth Portfolio                                     0.50%
                               -----------------------------------------------------------------------------------
                                The Emerging Markets Portfolio                                     1.25%(1)
                               -----------------------------------------------------------------------------------



                               (1)                     40% of the Investment Manager's compensation is paid to the
                                                       Portfolio's Sub-Advisor.
                               (2)                     The Investment Manager assumed all expenses of the Mid-Cap
                                                       Equity Portfolio (except for brokerage fees) and waived the compensation provided for this Portfolio in its Management
                                                       Agreement with the Fund until November 8, 1999. As a result, the management fee for the Mid-Cap Equity Portfolio for the fiscal year ended December 31, 1999 was paid at the annual rate of 0.19% of average daily net assets.


                    The following individuals are primarily responsible for the day-to-day management of certain of the Portfolios. Except as otherwise noted, each of these individuals has been a primary portfolio manager of the designated Portfolio for over five years or since the inception of the Portfolio (if less than five years) and has been a portfolio manager with the Investment Manager or the applicable Sub-Advisor for over five years.


                    DIVERSIFIED INCOME PORTFOLIO - Peter M. Avelar Senior Vice President and Director of the High Yield Group of the Investment Manager, Rajesh K. Gupta, Senior Vice President, Director of the Taxable Fixed-Income Group and Chief Administrative Officer of Investments of the Investment Manager, and Peter J. Seeley, Vice President of the Investment Manager, are the primary portfolio managers of the Portfolio - Messrs. Avelar and Gupta since the inception of the Portfolio and Mr. Seeley since February 1998. Messrs. Avelar, Gupta, and Seeley have been assisted by Sally Sancimino, Vice President of the Investment Manager, since April 2000.


                    BALANCED GROWTH PORTFOLIO - Rajesh K. Gupta Senior Vice President, Director of the Taxable Fixed-Income Group and Chief Adminstrative Officer of Investments and Paul D. Vance, Senior Vice President and Director of the Growth and Income Group of the Investment Manager, have been the primary portfolio managers of the Portfolio since March 1998.


                    UTILITIES PORTFOLIO - Edward F. Gaylor, Senior Vice President of the Investment Manager, is the primary portfolio manager of the Portfolio. Mr. Gaylor has been assisted by Ronald B. Silvestri, Vice President of the Investment Manager, since January 1997.


                    DIVIDEND GROWTH PORTFOLIO - Paul D. Vance, Senior Vice President and Director of the Growth and Income Group of the Investment Manager, is the primary portfolio manager of the Portfolio.

                    VALUE-ADDED MARKET PORTFOLIO - Guy G. Rutherfurd, Jr., Senior Vice President and Director of the Growth Group of the Investment Manager, and Alice Weiss, Vice President of the Investment Manager, have been the primary portfolio managers of the Portfolio since May 1999. Mr. Rutherfurd has been a portfolio manager with the

                    Investment Manager since February 1997, prior to which time he was Executive Vice President and Chief Investment Officer of Nomura Asset Management (U.S.A.) Inc. (May 1992-February
                    1997).


                    GROWTH PORTFOLIO - Philip Friedman, Managing Director of Morgan Stanley Dean Witter Investment Management Inc., and William Auslander, a Vice President of Morgan Stanley Dean Witter Investment Management Inc., are portfolio managers in the Institutional Equity Group and have been the primary portfolio managers since September 1998.


                    AMERICAN OPPORTUNITIES PORTFOLIO - Anita H. Kolleeny, Senior Vice President and Director of Sector Rotation of the Investment Manager, is the primary portfolio manager of the Portfolio. Ms. Kolleeny has been assisted by Michelle Kaufman, Senior Vice President of the Investment Manager, since March 1998.

                    MID-CAP EQUITY PORTFOLIO - Douglas S. Foreman, Group Managing Director of TCW Investment Management Company, is the primary portfolio manager of the Portfolio. He is assisted by Christopher J. Ainley, Managing Director of the Sub-Advisor. Mr. Foreman has been the primary portfolio manager of the Portfolio since August 1999. Mr. Foreman and Mr. Ainley have been portfolio managers with affiliated companies of The TCW Group Inc. since 1994.

                    GLOBAL EQUITY PORTFOLIO - Mark Bavoso, a Senior Vice President of the Investment Manager, is the primary portfolio manager of the Portfolio and co-management is provided by David Dineen, a vice president of the Investment Manager and a member of the Growth Group. Both Mr. Bavoso and Mr. Dineen have been portfolio managers with the Investment Manager for over five years.


                    DEVELOPING GROWTH PORTFOLIO - Armon Bar-Tur and John Roscoe, Vice Presidents of the Investment Manager, are the primary portfolio managers of the Portfolio. Mr. Bar-Tur had assisted the former primary portfolio manager of the Portfolio since May 1998. Mr. Bar-Tur has been a portfolio manager with the Investment Manager since October 1996, prior to which time he was a research analyst with Merrill Lynch Asset Management. Mr. Roscoe has been a portfolio manager with the Investment Manager since December 1997, prior to which time he was an equity analyst at Rockefeller and Company, Inc. Mr. Bar-Tur has been a primary portfolio manager since July 1999 and Mr. Roscoe has been a primary portfolio manager since April 2000.

SHAREHOLDER INFORMATION

[ICON]              PRICING FUND SHARES
--------------------------------------------------------------------------------
                    The price of shares of each Portfolio, called "net asset value," is based on the value of its portfolio securities.

                    The net asset value for each Portfolio is determined once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

                    The value of each Portfolio's securities (other than the Money Market Portfolio) is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Manager (or, if applicable, the Sub-Advisor) determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In these cases, the applicable Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price. In addition, with respect to securities that are primarily listed on foreign exchanges, the value of the Portfolio's investment securities may change on days when shareholders will not be able to purchase or sell their shares.

                    An exception to the general policy of using market prices concerns each Portfolio's short-term debt portfolio securities. Debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

                    The Money Market Portfolio utilizes amortized cost in determining the value of its portfolio securities. The amortized cost valuation method involves valuing a debt obligation in reference to its acquisition cost rather than market forces.

[ICON]              PLAN OF DISTRIBUTION
--------------------------------------------------------------------------------
                    The Fund has adopted a Plan of Distribution for each Portfolio in accordance with Rule 12b-1 under the Investment
                    Company Act of 1940. Class Y shares of each Portfolio are subject to a distribution (12b-1) fee of 0.25% of the average daily net assets of the Class. The Plan allows
                    Class Y shares of each Portfolio to bear distribution fees in connection with the sale and distribution of Class Y shares. It also allows each Portfolio to pay for services to Class Y shareholders. Because these fees are paid out of the assets of each Portfolio's Class Y shares on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


[ICON]              DISTRIBUTIONS

--------------------------------------------------------------------------------

                    Each Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." Each Portfolio earns income from stocks and/or interest from fixed-income investments. These amounts are passed along to the appropriate Portfolio investors as "income dividend distributions." Each Portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."



                    Dividends from net investment income and capital gains distributions, if any, are declared and paid as follows:



                                                                                                        NET REALIZED
                                                                                                       CAPITAL GAINS
                                                                         DIVIDENDS                     DISTRIBUTIONS
                               ---------------------------------------------------------------------------------------------
                                MONEY MARKET PORTFOLIO          Declared and paid on each       Declared and paid at least
                                                                day the New York Stock          once per calendar year, net
                                                                Exchange is open to             short-term gains may be paid
                                                                shareholders as of the close    more frequently
                                                                of business the preceding
                                                                business day
                               ---------------------------------------------------------------------------------------------
                                DIVERSIFIED INCOME PORTFOLIO    Declared and paid monthly       Declared and paid at least
                                                                                                once per year
                               ---------------------------------------------------------------------------------------------
                                BALANCED GROWTH, DIVIDEND       Declared and paid quarterly     Declared and paid at least
                                GROWTH AND UTILITIES                                            once per calendar year
                                PORTFOLIOS
                               ---------------------------------------------------------------------------------------------
                                AMERICAN OPPORTUNITIES,         Declared and paid at least      Declared and paid at least
                                DEVELOPING GROWTH, GLOBAL       once per calendar year          once per calendar year
                                EQUITY, GROWTH, MID-CAP
                                EQUITY AND VALUE-ADDED
                                PORTFOLIOS
                               ---------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

        The financial highlights table on the following pages is intended to help you understand the financial performance of each Portfolio's
        Class X shares for the past 5 fiscal years of the Fund (3 fiscal years in the case of Mid-Cap Equity Portfolio). The Fund commenced offering Class Y shares of each Portfolio other than the North American Government Securities Portfolio and the Emerging Markets Portfolio on May 1, 2000. Prior to that date, the Fund issued one Class of shares of each Portfolio, which, as of May 1, 2000, have been designated Class X shares. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate an investor would have earned or lost on an investment in each Portfolio (assuming reinvestment of all dividends and distributions).

        This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

        Further information about the performance of the Portfolios of the Fund is contained in the annual report. See the discussion under the caption "Charges and Other Deductions" in the accompanying prospectus for either the Variable Annuity Contracts or the Variable Life Contracts issued by the applicable insurance company for a description of charges which are applicable thereto. These charges are not reflected in the financial highlights below. Inclusion of any of these charges would reduce the total return figures for all periods shown.

FINANCIAL HIGHLIGHTS

                            NET ASSET
                              VALUE        NET        NET REALIZED    TOTAL FROM                                        TOTAL
                            BEGINNING   INVESTMENT   AND UNREALIZED   INVESTMENT   DIVIDENDS TO    DISTRIBUTIONS    DIVIDENDS AND
YEAR ENDED DECEMBER 31      OF PERIOD     INCOME      GAIN (LOSS)     OPERATIONS   SHAREHOLDERS   TO SHAREHOLDERS   DISTRIBUTIONS
---------------------------------------------------------------------------------------------------------------------------------
 MONEY MARKET
---------------------------------------------------------------------------------------------------------------------------------
 1995                        $ 1.00        $0.06              -         $ 0.06        $(0.06)               -           $(0.06)
---------------------------------------------------------------------------------------------------------------------------------
 1996                          1.00         0.05              -           0.05         (0.05)               -            (0.05)
---------------------------------------------------------------------------------------------------------------------------------
 1997                          1.00         0.05              -           0.05         (0.05)               -            (0.05)
---------------------------------------------------------------------------------------------------------------------------------
 1998                          1.00         0.05              -           0.05         (0.05)               -            (0.05)
---------------------------------------------------------------------------------------------------------------------------------
 1999                          1.00         0.05              -           0.05         (0.05)               -            (0.05)
---------------------------------------------------------------------------------------------------------------------------------
 NORTH AMERICAN GOVERNMENT SECURITIES
---------------------------------------------------------------------------------------------------------------------------------
 1995                         10.04         0.53         $ 0.11           0.64         (0.50)               -            (0.50)
---------------------------------------------------------------------------------------------------------------------------------
 1996                         10.18         0.52          (0.09)          0.43         (0.52)               -            (0.52)
---------------------------------------------------------------------------------------------------------------------------------
 1997                         10.09         0.48           0.09           0.57         (0.49)               -            (0.49)
---------------------------------------------------------------------------------------------------------------------------------
 1998                         10.17         0.46          (0.03)          0.43         (0.45)               -            (0.45)
---------------------------------------------------------------------------------------------------------------------------------
 1999                         10.15         0.47          (0.13)          0.34         (0.46)               -            (0.46)
---------------------------------------------------------------------------------------------------------------------------------
 DIVERSIFIED INCOME
---------------------------------------------------------------------------------------------------------------------------------
 1995                         10.05         0.57           0.11           0.68         (0.51)               -            (0.51)
---------------------------------------------------------------------------------------------------------------------------------
 1996                         10.22         0.80           0.13           0.93         (0.82)          $(0.01)           (0.83)
---------------------------------------------------------------------------------------------------------------------------------
 1997                         10.32         0.80           0.02           0.82         (0.83)           (0.02)           (0.85)
---------------------------------------------------------------------------------------------------------------------------------
 1998                         10.29         0.79          (0.37)          0.42         (0.77)           (0.01)           (0.78)
---------------------------------------------------------------------------------------------------------------------------------
 1999                          9.93         0.78          (0.96)         (0.18)        (0.77)           (0.02)++         (0.79)
---------------------------------------------------------------------------------------------------------------------------------
 BALANCED GROWTH
---------------------------------------------------------------------------------------------------------------------------------
 1995                         10.04         0.40           1.85           2.25         (0.40)               -            (0.40)
---------------------------------------------------------------------------------------------------------------------------------
 1996                         11.89         0.33           1.25           1.58         (0.33)           (0.07)           (0.40)
---------------------------------------------------------------------------------------------------------------------------------
 1997                         13.07         0.29           2.01           2.30         (0.30)           (0.04)           (0.34)
---------------------------------------------------------------------------------------------------------------------------------
 1998                         15.03         0.44           1.68           2.12         (0.43)           (0.34)           (0.77)
---------------------------------------------------------------------------------------------------------------------------------
 1999                         16.38         0.48           0.15           0.63         (0.48)           (1.90)           (2.38)
---------------------------------------------------------------------------------------------------------------------------------
 UTILITIES
---------------------------------------------------------------------------------------------------------------------------------
 1995                         10.04         0.45           2.30           2.75         (0.44)               -            (0.44)
---------------------------------------------------------------------------------------------------------------------------------
 1996                         12.35         0.43           0.60           1.03         (0.43)           (0.01)           (0.44)
---------------------------------------------------------------------------------------------------------------------------------
 1997                         12.94         0.39           2.96           3.35         (0.40)           (0.05)           (0.45)
---------------------------------------------------------------------------------------------------------------------------------
 1998                         15.84         0.37           3.06           3.43         (0.37)           (0.19)           (0.56)
---------------------------------------------------------------------------------------------------------------------------------
 1999                         18.71         0.34           7.69           8.03         (0.34)           (0.15)           (0.49)
---------------------------------------------------------------------------------------------------------------------------------
 DIVIDEND GROWTH
---------------------------------------------------------------------------------------------------------------------------------
 1995                          9.97         0.36           3.57           3.93         (0.36)               -            (0.36)
---------------------------------------------------------------------------------------------------------------------------------
 1996                         13.54         0.34           2.94           3.28         (0.35)           (0.02)           (0.37)
---------------------------------------------------------------------------------------------------------------------------------
 1997                         16.45         0.38           3.80           4.18         (0.38)           (0.68)           (1.06)
---------------------------------------------------------------------------------------------------------------------------------
 1998                         19.57         0.39           3.38           3.77         (0.39)           (0.90)           (1.29)
---------------------------------------------------------------------------------------------------------------------------------
 1999                         22.05         0.40          (0.10)          0.30         (0.40)           (2.03)           (2.43)
---------------------------------------------------------------------------------------------------------------------------------
 VALUE-ADDED MARKET
---------------------------------------------------------------------------------------------------------------------------------
 1995                          9.90         0.31           2.34           2.65         (0.31)               -            (0.31)
---------------------------------------------------------------------------------------------------------------------------------
 1996                         12.24         0.23           1.93           2.16         (0.23)           (0.01)           (0.24)
---------------------------------------------------------------------------------------------------------------------------------
 1997                         14.16         0.23           3.43           3.66         (0.23)           (0.03)           (0.26)
---------------------------------------------------------------------------------------------------------------------------------
 1998                         17.56         0.22           1.90           2.12         (0.22)           (0.27)           (0.49)
---------------------------------------------------------------------------------------------------------------------------------
 1999                         19.19         0.22           2.08           2.30         (0.22)           (0.73)           (0.95)
---------------------------------------------------------------------------------------------------------------------------------

                                                         RATIOS TO AVERAGE NET ASSETS    RATIOS TO AVERAGE NET ASSETS
                                                        (BEFORE EXPENSES WERE ASSUMED)   (AFTER EXPENSES WERE ASSUMED)
                                         NET ASSETS     ------------------------------   -----------------------------   PORTFOLIO
NET ASSET VALUE                         END OF PERIOD                   NET INVESTMENT                 NET INVESTMENT    TURNOVER
END OF PERIOD           TOTAL RETURN+      (000'S)        EXPENSES      INCOME (LOSS)     EXPENSES      INCOME (LOSS)      RATE
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
       $ 1.00              6.10%          $ 42,089         0.81%           5.11%               -          5.92%           N/A
----------------------------------------------------------------------------------------------------------------------------------
         1.00              5.07             87,002         0.59            4.94             0.57%         4.96            N/A
----------------------------------------------------------------------------------------------------------------------------------
         1.00              5.21             84,045         0.55            5.08             0.55          5.08            N/A
----------------------------------------------------------------------------------------------------------------------------------
         1.00              5.16            120,185         0.55            5.02             0.55          5.02            N/A
----------------------------------------------------------------------------------------------------------------------------------
         1.00              4.78            135,675         0.54            4.67             0.54          4.67            N/A
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
        10.18              6.40              1,288         2.50*           3.24*               -          5.74               18%
----------------------------------------------------------------------------------------------------------------------------------
        10.09              4.35              4,172         1.45            4.55             0.50          5.50               48
----------------------------------------------------------------------------------------------------------------------------------
        10.17              5.91              5,091         1.26            4.75             1.26          4.75               27
----------------------------------------------------------------------------------------------------------------------------------
        10.15              4.28              8,389         1.15            4.52             1.15          4.52               51
----------------------------------------------------------------------------------------------------------------------------------
        10.03              3.40              9,421         1.01            4.60             1.01          4.60               53
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
        10.22              6.96              8,972         1.33            5.95                -          7.28               33
----------------------------------------------------------------------------------------------------------------------------------
        10.32              9.54             32,119         0.71            8.26             0.50          8.47               69
----------------------------------------------------------------------------------------------------------------------------------
        10.29              8.32             62,287         0.55            8.09             0.55          8.09              110
----------------------------------------------------------------------------------------------------------------------------------
         9.93              4.22             93,991         0.49            7.92             0.49          7.92              111
----------------------------------------------------------------------------------------------------------------------------------
         8.96             (1.83)            86,270         0.48            8.31             0.48          8.31               69
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
        11.89             22.86             16,311         1.39            2.45                -          3.84               99
----------------------------------------------------------------------------------------------------------------------------------
        13.07             13.54             38,893         0.90            2.35             0.50          2.75               88
----------------------------------------------------------------------------------------------------------------------------------
        15.03             17.87             71,323         0.86            2.13             0.86          2.13               64
----------------------------------------------------------------------------------------------------------------------------------
        16.38             14.41            107,852         0.71            2.87             0.71          2.87               93
----------------------------------------------------------------------------------------------------------------------------------
        14.63              3.52            128,299         0.64            3.10             0.64          3.10               37
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
        12.35             28.05             17,959         1.43            3.01                -          4.44                3
----------------------------------------------------------------------------------------------------------------------------------
        12.94              8.48             35,686         0.80            3.16             0.50          3.46               15
----------------------------------------------------------------------------------------------------------------------------------
        15.84             26.45             50,766         0.76            2.83             0.76          2.83               34
----------------------------------------------------------------------------------------------------------------------------------
        18.71             22.23             85,683         0.71            2.21             0.71          2.21               19
----------------------------------------------------------------------------------------------------------------------------------
        26.25             43.71            165,368         0.70            1.63             0.70          1.63               31
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
        13.54             40.13             78,694         0.83            2.80                -          3.63                4
----------------------------------------------------------------------------------------------------------------------------------
        16.45             24.49            258,101         0.67            2.44             0.67          2.44               39
----------------------------------------------------------------------------------------------------------------------------------
        19.57             26.12            518,419         0.65            2.11             0.65          2.11               26
----------------------------------------------------------------------------------------------------------------------------------
        22.05             19.73            723,285         0.63            1.87             0.63          1.87               39
----------------------------------------------------------------------------------------------------------------------------------
        19.92              0.53            742,811         0.60            1.86             0.60          1.86              101
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
        12.24             27.14             23,970         1.46            1.64                -          3.10                4
----------------------------------------------------------------------------------------------------------------------------------
        14.16             17.78             73,516         0.64            1.69             0.56          1.77                4
----------------------------------------------------------------------------------------------------------------------------------
        17.56             26.12            141,316         0.58            1.49             0.58          1.49                8
----------------------------------------------------------------------------------------------------------------------------------
        19.19             12.19            174,824         0.55            1.20             0.55          1.20               14
----------------------------------------------------------------------------------------------------------------------------------
        20.54             12.15            189,708         0.55            1.11             0.55          1.11               21
----------------------------------------------------------------------------------------------------------------------------------

                            NET ASSET
                              VALUE        NET        NET REALIZED    TOTAL FROM                                        TOTAL
                            BEGINNING   INVESTMENT   AND UNREALIZED   INVESTMENT   DIVIDENDS TO    DISTRIBUTIONS    DIVIDENDS AND
YEAR ENDED DECEMBER 31      OF PERIOD     INCOME      GAIN (LOSS)     OPERATIONS   SHAREHOLDERS   TO SHAREHOLDERS   DISTRIBUTIONS
---------------------------------------------------------------------------------------------------------------------------------
 GROWTH
---------------------------------------------------------------------------------------------------------------------------------
 1995                        $10.05        $0.26         $ 1.05        $ 1.31         $(0.29)              -           $(0.29)
---------------------------------------------------------------------------------------------------------------------------------
 1996                         11.07         0.08           2.52          2.60          (0.08)         $(0.04)           (0.12)
---------------------------------------------------------------------------------------------------------------------------------
 1997                         13.55         0.09           3.09          3.18          (0.10)          (0.07)           (0.17)
---------------------------------------------------------------------------------------------------------------------------------
 1998                         16.56            -           2.16          2.16              -           (0.49)           (0.49)
---------------------------------------------------------------------------------------------------------------------------------
 1999                         18.23        (0.02)          6.65          6.63              -           (1.59)           (1.59)
---------------------------------------------------------------------------------------------------------------------------------
 AMERICAN OPPORTUNITIES
---------------------------------------------------------------------------------------------------------------------------------
 1995                         10.05         0.21           3.66          3.87          (0.21)              -            (0.21)
---------------------------------------------------------------------------------------------------------------------------------
 1996                         13.71         0.08           1.68          1.76          (0.10)          (0.07)           (0.17)
---------------------------------------------------------------------------------------------------------------------------------
 1997                         15.30         0.07           4.73          4.80          (0.06)          (0.35)           (0.41)
---------------------------------------------------------------------------------------------------------------------------------
 1998                         19.69         0.13           5.57          5.70          (0.14)          (1.94)           (2.08)
---------------------------------------------------------------------------------------------------------------------------------
 1999                         23.31         0.08          11.76         11.84          (0.07)          (2.48)           (2.55)
---------------------------------------------------------------------------------------------------------------------------------
 MID-CAP EQUITY
---------------------------------------------------------------------------------------------------------------------------------
 1997(a)                      10.00         0.18           1.39          1.57          (0.17)              -            (0.17)
---------------------------------------------------------------------------------------------------------------------------------
 1998                         11.40         0.06           0.57          0.63          (0.07)          (0.10)           (0.17)
---------------------------------------------------------------------------------------------------------------------------------
 1999                         11.86         0.06          10.81         10.87          (0.06)          (0.01)           (0.07)
---------------------------------------------------------------------------------------------------------------------------------
 GLOBAL EQUITY
---------------------------------------------------------------------------------------------------------------------------------
 1995                          9.94         0.29           1.05          1.34          (0.29)              -            (0.29)
---------------------------------------------------------------------------------------------------------------------------------
 1996                         10.99         0.15           1.10          1.25          (0.17)          (0.01)           (0.18)
---------------------------------------------------------------------------------------------------------------------------------
 1997                         12.06         0.12           0.92          1.04          (0.11)          (0.02)           (0.13)
---------------------------------------------------------------------------------------------------------------------------------
 1998                         12.97         0.14           1.81          1.95          (0.18)          (0.05)           (0.23)
---------------------------------------------------------------------------------------------------------------------------------
 1999                         14.69         0.06           4.94          5.00          (0.06)              -            (0.06)
---------------------------------------------------------------------------------------------------------------------------------
 DEVELOPING GROWTH
---------------------------------------------------------------------------------------------------------------------------------
 1995                         10.13         0.24           4.88          5.12          (0.25)              -            (0.25)
---------------------------------------------------------------------------------------------------------------------------------
 1996                         15.00         0.02           1.92          1.94          (0.03)          (0.03)++         (0.06)
---------------------------------------------------------------------------------------------------------------------------------
 1997                         16.88         0.05           2.27          2.32          (0.04)              -            (0.04)
---------------------------------------------------------------------------------------------------------------------------------
 1998                         19.16         0.03           1.69          1.72          (0.04)          (0.03)           (0.07)
---------------------------------------------------------------------------------------------------------------------------------
 1999                         20.81         0.01          19.23         19.24          (0.01)              -            (0.01)
---------------------------------------------------------------------------------------------------------------------------------
 EMERGING MARKETS
---------------------------------------------------------------------------------------------------------------------------------
 1995                         10.04         0.29          (0.33)        (0.04)         (0.31)              -            (0.31)
---------------------------------------------------------------------------------------------------------------------------------
 1996                          9.69         0.16           1.51          1.67          (0.16)              -            (0.16)
---------------------------------------------------------------------------------------------------------------------------------
 1997                         11.20         0.06           0.11          0.17          (0.06)              -            (0.06)
---------------------------------------------------------------------------------------------------------------------------------
 1998                         11.31         0.07          (3.33)        (3.26)         (0.07)          (0.07)+++        (0.14)
---------------------------------------------------------------------------------------------------------------------------------
 1999                          7.91            -           6.60          6.60              -           (0.02)++         (0.02)
---------------------------------------------------------------------------------------------------------------------------------

(a)  For the period January 21, 1997 (commencement of operations) through December
31, 1997.
+ Calculated based on the net asset value as of the last business day of the period.
++  Includes distributions from paid-in-capital of $0.01.
+++ Includes distributions from paid-in-capital of $0.04.
++  Distribution from paid-in-capital.
*   After application of the Fund's expense limitation.
(1)  Not annualized.
(2)  Annualized.

                                                     RATIOS TO AVERAGE NET ASSETS    RATIOS TO AVERAGE NET ASSETS
                                                    (BEFORE EXPENSES WERE ASSUMED)   (AFTER EXPENSES WERE ASSUMED)
                                     NET ASSETS     ------------------------------   -----------------------------
NET ASSET VALUE                     END OF PERIOD                   NET INVESTMENT                 NET INVESTMENT     PORTFOLIO
END OF PERIOD       TOTAL RETURN+      (000'S)        EXPENSES      INCOME (LOSS)     EXPENSES      INCOME (LOSS)    TURNOVER RATE
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
       $11.07         13.29%          $  3,956        2.50%           (0.64)%              -           1.86%              39%
----------------------------------------------------------------------------------------------------------------------------------
        13.55         23.56             18,215        1.22            (0.03)            0.50%          0.69               47
----------------------------------------------------------------------------------------------------------------------------------
        16.56         23.07             40,311        1.01             0.13             1.01           0.13               55
----------------------------------------------------------------------------------------------------------------------------------
        18.23         13.22             53,504        1.06             0.01             1.06           0.01              223
----------------------------------------------------------------------------------------------------------------------------------
        23.27         39.10             96,699        0.90            (0.11)            0.90          (0.11)              88
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
        13.71         38.95             38,235        0.96             1.11                -           2.07              174
----------------------------------------------------------------------------------------------------------------------------------
        15.30         12.95            120,904        0.71             0.52             0.69           0.54              232
----------------------------------------------------------------------------------------------------------------------------------
        19.69         31.93            230,014        0.68             0.42             0.68           0.42              262
----------------------------------------------------------------------------------------------------------------------------------
        23.31         30.78            371,633        0.66             0.62             0.66           0.62              325
----------------------------------------------------------------------------------------------------------------------------------
        32.60         55.81            768,751        0.66             0.29             0.66           0.29              360
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
        11.40         15.84(1)          19,236        1.12(2)          0.65(2)             -           1.77(2)           104(1)
----------------------------------------------------------------------------------------------------------------------------------
        11.86          5.67             28,198        0.98            (0.40)               -           0.58              323
----------------------------------------------------------------------------------------------------------------------------------
        22.66         92.10             84,949        0.92            (0.35)            0.20           0.37              318
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
        10.99         13.76             17,074        1.69             1.09                -           2.78               74
----------------------------------------------------------------------------------------------------------------------------------
        12.06         11.43             59,246        1.25             0.69             0.72           1.22               62
----------------------------------------------------------------------------------------------------------------------------------
        12.97          8.66            102,229        1.13             0.91             1.13           0.91               87
----------------------------------------------------------------------------------------------------------------------------------
        14.69         15.11            125,522        1.10             1.01             1.10           1.01               80
----------------------------------------------------------------------------------------------------------------------------------
        19.63         34.14            173,743        1.08             0.36             1.08           0.36               79
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
        15.00         51.26             17,412        1.24             0.86                -           2.10               80
----------------------------------------------------------------------------------------------------------------------------------
        16.88         12.95             61,120        0.68            (0.04)            0.58           0.06              146
----------------------------------------------------------------------------------------------------------------------------------
        19.16         13.77             82,690        0.60             0.26             0.60           0.26              149
----------------------------------------------------------------------------------------------------------------------------------
        20.81          9.04             81,625        0.59             0.19             0.59           0.19              193
----------------------------------------------------------------------------------------------------------------------------------
        40.04         92.52            160,595        0.58             0.06             0.58           0.06              178
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
         9.69         (0.57)             4,092        2.50*            0.18*               -           2.68               36
----------------------------------------------------------------------------------------------------------------------------------
        11.20         17.69             17,240        2.02            (0.10)            0.50           1.42               46
----------------------------------------------------------------------------------------------------------------------------------
        11.31          1.27             23,815        1.71             0.49             1.71           0.49               91
----------------------------------------------------------------------------------------------------------------------------------
         7.91        (29.03)            13,272        1.73             0.72             1.73           0.72              116
----------------------------------------------------------------------------------------------------------------------------------
        14.49         83.53             22,889        1.84            (0.03)            1.84          (0.03)              82
----------------------------------------------------------------------------------------------------------------------------------

MORGAN STANLEY DEAN WITTER
SELECT DIMENSIONS INVESTMENT SERIES

                    Additional information about each Portfolio's investments is available in the Fund's ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. In the Fund's ANNUAL REPORT, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year. The Fund's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about the Fund. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request other information about the Portfolios, or to make shareholder inquiries, please call:

                                           (800) 869-NEWS

                    You also may obtain information about the Fund by calling your Morgan Stanley Dean Witter Financial Advisor.

                    Information about the Fund (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's Public Reference
                    Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at 202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site (www.sec.gov), and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-7185)

                                                      MORGAN STANLEY DEAN WITTER
                                                               SELECT DIMENSIONS

STATEMENT OF ADDITIONAL INFORMATION                                   INVESTMENT

MAY 1, 2000                                                               SERIES

----------------------------------------------------------------------------

    -THE MONEY MARKET PORTFOLIO

    -THE NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO

    -THE DIVERSIFIED INCOME PORTFOLIO

    -THE BALANCED GROWTH PORTFOLIO

    -THE UTILITIES PORTFOLIO

    -THE DIVIDEND GROWTH PORTFOLIO

    -THE VALUE-ADDED MARKET PORTFOLIO

    -THE GROWTH PORTFOLIO

    -THE AMERICAN OPPORTUNITIES PORTFOLIO

    -THE MID-CAP EQUITY PORTFOLIO

    -THE GLOBAL EQUITY PORTFOLIO

    -THE DEVELOPING GROWTH PORTFOLIO

    -THE EMERGING MARKETS PORTFOLIO

    This STATEMENT OF ADDITIONAL INFORMATION for the Morgan Stanley Dean Witter Select Dimensions Investment Series (the "Fund") is not a PROSPECTUS. The Fund's Class X PROSPECTUS and the Fund's Class Y PROSPECTUS (each dated May 1, 2000) provide the basic information you should know before allocating your investment under your variable annuity contract or your variable life contract. Either PROSPECTUS may be obtained without charge from the Fund at its address or telephone number listed below or from Dean Witter Reynolds at any of its branch offices.

Morgan Stanley Dean Witter
Select Dimensions Investment Series
Two World Trade Center
New York, New York 10048
(800) 869-NEWS

TABLE OF CONTENTS
--------------------------------------------------------------------------------


I.       Fund History.....................................................    4
II.      Description of the Fund and Its Investments and Risks............    4
         A.   Classification..............................................    4
         B.   Eligible Purchasers.........................................    4
         C.   Investment Strategies and Risks.............................    4
         D.   Fund Policies/Investment Restrictions.......................   17
III.     Management of the Fund...........................................   19
         A.   Board of Trustees...........................................   19
         B.   Management Information......................................   19
         C.   Compensation................................................   26
IV.      Control Persons and Principal Holders of Securities..............   27
V.       Investment Management and Other Services.........................   27
         A.   Investment Manager and Sub-Advisors.........................   27
         B.   Services Provided by the Investment Manager and the
              Sub-Advisors................................................   29
         C.   Rule 12b-1 Plan.............................................   31
         D.   Other Service Providers.....................................   32
         E.   Codes of Ethics.............................................   32
VI.      Brokerage Allocation and Other Practices.........................   32
         A.   Brokerage Transactions......................................   32
         B.   Commissions.................................................   33
         C.   Brokerage Selection.........................................   35
         D.   Directed Brokerage..........................................   36
         E.   Regular Broker-Dealers......................................   37
VII.     Capital Stock and Other Securities...............................   37
VIII.    Purchase, Redemption and Pricing of Shares.......................   38
         A.   Purchase/Redemption of Shares...............................   38
         B.   Offering Price..............................................   38
IX.      Taxation of the Fund and Shareholders............................   41
X.       Calculation of Performance Data..................................   41
XI.      Financial Statements.............................................   45

GLOSSARY OF SELECTED DEFINED TERMS
--------------------------------------------------------------------------------

    The terms defined in this glossary are frequently used in this STATEMENT OF ADDITIONAL INFORMATION (other terms used occasionally are defined in the text of the document).

"CONTRACT"--Variable annuity contract and/or variable life insurance contract issued by Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company.

"CONTRACT OWNERS"--Owners of a Contract.

"CUSTODIAN"--The Bank of New York for each Portfolio other than the EMERGING MARKETS PORTFOLIO and grouping (1) of the DIVERSIFIED INCOME PORTFOLIO. The Chase Manhattan Bank for the EMERGING MARKETS PORTFOLIO and grouping (1) of the DIVERSIFIED INCOME PORTFOLIO.

"DEAN WITTER REYNOLDS"--Dean Witter Reynolds Inc., a wholly-owned broker-dealer subsidiary of MSDW.

"FINANCIAL ADVISOR"--Morgan Stanley Dean Witter authorized financial services representatives.

"FUND"--Morgan Stanley Dean Witter Select Dimensions Investment Series, a registered open-end series investment company currently consisting of thirteen Portfolios.

"INVESTMENT MANAGER"--Morgan Stanley Dean Witter Advisors Inc., a wholly-owned investment advisor subsidiary of MSDW.

"INDEPENDENT TRUSTEES"--Trustees who are not "interested persons" (as defined by the Investment Company Act) of the Fund.

"MORGAN STANLEY & CO."--Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of MSDW.

"MORGAN STANLEY DEAN WITTER FUNDS"--Registered investment companies (i) for which the Investment Manager serves as the investment advisor; and (ii) that hold themselves out to investors as related companies for investment and investor services.

"MSDW"--Morgan Stanley Dean Witter & Co., a preeminent global financial services firm.

"MSDW INVESTMENT MANAGEMENT"--Morgan Stanley Dean Witter Investment Management Inc., a wholly-owned investment advisor subsidiary of MSDW.

"MSDW SERVICES COMPANY"--Morgan Stanley Dean Witter Services Company Inc., a wholly-owned fund services subsidiary of the Investment Manager.

"PORTFOLIO(S)"--The separate investment portfolio(s) of the Fund.

"SUB-ADVISORS"--TCW Investment Management Company (only applicable to the North American Government Securities Portfolio, the Emerging Markets Portfolio and the Mid-Cap Equity Portfolio) and MSDW Investment Management (only applicable to the Growth Portfolio).

"TCW"--TCW Investment Management Company.

"TRANSFER AGENT"--Morgan Stanley Dean Witter Trust FSB, a wholly-owned transfer agent subsidiary of MSDW.

"TRUSTEES"--The Board of Trustees of the Fund.

I. FUND HISTORY
--------------------------------------------------------------------------------

    The Fund was organized under the laws of the Commonwealth of Massachusetts on June 2, 1994, under the name Dean Witter Select Dimensions Investment Series and is a trust of the type commonly referred to as a Massachusetts Business Trust. Effective June 22, 1998, the Fund's name was changed to Morgan Stanley Dean Witter Select Dimensions Investment Series. Effective March 2, 1998, the name of the BALANCED PORTFOLIO was changed to the BALANCED GROWTH PORTFOLIO and the name of the CORE EQUITY PORTFOLIO was changed to the GROWTH PORTFOLIO. Effective April 26, 1999, the name of the AMERICAN VALUE PORTFOLIO was changed to the AMERICAN OPPORTUNITIES PORTFOLIO. Effective August 5, 1999, the name of the Mid-Cap Growth Portfolio was changed to the Mid-Cap Equity Portfolio.

II. DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS
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A. CLASSIFICATION

    The Fund is an open-end, diversified management investment company.

B. ELIGIBLE PURCHASERS

    As discussed in each of the Class X and Class Y PROSPECTUSES, shares of the Fund are sold only to particular insurance companies in connection with variable annuity and/or variable life insurance contracts they issue. It is conceivable that in the future it may become disadvantageous for both variable life insurance and variable annuity contract separate accounts to invest in the same underlying funds. Although neither the insurance companies nor the Fund currently foresee any such disadvantage, the Trustees intend to monitor events in order to identify any material irreconcilable conflict between the interest of variable annuity contract owners and variable life insurance contract owners and to determine what action, if any, should be taken in response thereto.

C. INVESTMENT STRATEGIES AND RISKS

    The following discussion of each Portfolio's investment strategies and risks should be read with the sections of the Fund's PROSPECTUS titled "Principal Investment Strategies," "Principal Risks," "Additional Investment Strategy Information" and "Additional Risk Information."

    CONVERTIBLE SECURITIES. Each Portfolio, other than the MONEY MARKET PORTFOLIO, the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO and the VALUE-ADDED MARKET PORTFOLIO, may acquire through purchase fixed-income securities which are convertible into common stock ("CONVERTIBLE SECURITIES"). In addition, each Portfolio, other than the MONEY MARKET PORTFOLIO, may acquire convertible securities through a distribution by a security held in its portfolio. Convertible securities rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege) and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

    To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and to decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by a Portfolio at varying price levels above their investment values and/ or their conversion values in keeping with the Portfolio's objective.

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the DIVERSIFIED INCOME PORTFOLIO, the GLOBAL EQUITY PORTFOLIO, the GROWTH PORTFOLIO, the
DEVELOP-

ING GROWTH PORTFOLIO, the AMERICAN OPPORTUNITIES PORTFOLIO, the MID-CAP EQUITY PORTFOLIO, the UTILITIES PORTFOLIO, and the EMERGING MARKETS PORTFOLIO may enter into forward foreign currency exchange contracts ("FORWARD CONTRACTS") to facilitate settlement or in an attempt to limit the effect of changes in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received. In addition, the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the DIVERSIFIED INCOME PORTFOLIO, the GLOBAL EQUITY PORTFOLIO, and the EMERGING MARKETS PORTFOLIO may enter into forward contracts as a hedge against fluctuations in future foreign exchange rates. Each Portfolio may conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial and investment banks) and their customers. Forward contracts will only be entered into with United States banks and their foreign branches, insurance companies or other dealers or foreign banks whose assets total $1 billion or more. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

    The Portfolios also may from time to time utilize forward contracts to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated. At times, the Portfolios may enter into "cross-currency" hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.

    A Portfolio will not enter into forward currency contracts or maintain a net exposure to these contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's portfolio securities.

    Although a Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

    A Portfolio may be limited in its ability to enter into hedging transactions involving forward contracts by the Internal Revenue Code requirements relating to qualification as a regulated investment company.

    Forward contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase the Portfolio's volatility and may involve a significant amount of risk relative to the investment of cash.

    OPTION AND FUTURES TRANSACTIONS. Each of the following Portfolios may engage in transactions in listed and OTC options: the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the DIVERSIFIED INCOME PORTFOLIO, the BALANCED GROWTH PORTFOLIO, the UTILITIES PORTFOLIO, the AMERICAN OPPORTUNITIES PORTFOLIO, the MID-CAP EQUITY PORTFOLIO, the GLOBAL EQUITY PORTFOLIO, and the EMERGING MARKETS PORTFOLIO. Listed options are issued or guaranteed by the exchange on which they are traded or by a clearing corporation such as the Options Clearing Corporation ("OCC"). Ownership of a listed call option gives the Portfolio the right to buy from the OCC (in the U.S.) or other clearing corporation or exchange, the underlying security or currency covered by the option at the stated exercise price (the price per unit of the underlying security) by filing an exercise notice prior to the expiration date of the option. The writer (seller) of the option would then have the obligation to sell to the OCC (in the U.S.) or other clearing corporation or exchange, the underlying security or currency at that exercise price prior to the expiration date of the option, regardless of its then current market price. Ownership of a listed put option would give the Portfolio the right to sell the underlying security or currency to the OCC (in the U.S.) or other clearing corporation or exchange, at the stated exercise price. Upon notice of exercise of the put option, the writer of the put would have the obligation to purchase the underlying security or currency from the OCC (in the U.S.) or other clearing corporation or exchange, at the exercise price.

    COVERED CALL WRITING. Each of the above-named Portfolios (except the BALANCED GROWTH PORTFOLIO) is permitted to write covered call options on portfolio securities, without limit, and the BALANCED GROWTH PORTFOLIO is permitted to write covered call options on portfolio securities in an amount not exceeding 5% of the value of its total assets. Each of the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the DIVERSIFIED INCOME PORTFOLIO, the GLOBAL EQUITY PORTFOLIO and the EMERGING MARKETS PORTFOLIO may also write covered call options on the U.S. dollar and foreign currencies in which its portfolio securities are denominated, without limit.

    The Portfolio will receive from the purchaser, in return for a call it has written, a "premium;" I.E., the price of the option. Receipt of these premiums may better enable the Portfolio to earn a higher level of current income than it would earn from holding the underlying securities (or currencies) alone. Moreover, the premium received will offset a portion of the potential loss incurred by the Portfolio if the securities (or currencies) underlying the option decline in value.

    The Portfolio may be required, at any time during the option period, to deliver the underlying security (or currency) against payment of the exercise price on any calls it has written. This obligation is terminated upon the expiration of the option period or at such earlier time when the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the Portfolio has been assigned an exercise notice, the Portfolio will be unable to effect a closing purchase transaction.

    A call option is "covered" if a Portfolio owns the underlying security subject to the option or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional consideration (in cash, Treasury bills or other liquid portfolio securities) held in a segregated account on the Fund's books) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if a Portfolio holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written if the difference is maintained by a Portfolio in cash, Treasury bills or other liquid portfolio securities in a segregated account on the Fund's books.

    Options written by the Portfolio normally have expiration dates of from up to eighteen months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

    COVERED PUT WRITING. Each of the Portfolios that may engage in covered call writing may engage in covered put writing. As a writer of a covered put option, the Portfolio incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option's exercise price at any time during the option period, at the purchaser's election. Through the writing of a put option, the Portfolio would receive income from the premium paid by purchasers. The potential gain on a covered put option is limited to the premium received on the option (less the commissions paid on the transaction). At any time during the option period, the Portfolio may be required to make payment of the exercise price against delivery of the underlying security (or currency). A put option is "covered" if a Portfolio maintains cash, Treasury bills or other liquid portfolio securities with a value equal to the exercise price in a segregated account on the Fund's books, or holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The aggregate value of the obligations underlying puts may not exceed 50% of the Portfolio's net assets (in the case of the BALANCED GROWTH PORTFOLIO, 30% of the Portfolio's total assets).

    PURCHASING CALL AND PUT OPTIONS. Each of the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the DIVERSIFIED INCOME PORTFOLIO and the BALANCED GROWTH PORTFOLIO may purchase listed and OTC call and put options in amounts equaling up to 5% of its total assets and, in the case of the EMERGING MARKETS PORTFOLIO, up to 10% of its total assets. Each of the UTILITIES PORTFOLIO, the AMERICAN OPPORTUNITIES PORTFOLIO, the MID-CAP EQUITY PORTFOLIO and the GLOBAL EQUITY PORTFOLIO may purchase call and put options in an amount equaling up to 10% of its total assets with a maximum of 5% of its assets invested in stock index options. The BALANCED GROWTH PORTFOLIO may purchase put and call options on stock indexes in an amount equaling up to 5% of its total assets. The purchase of a call option would enable a Portfolio, in return for the premium paid, to lock in a purchase price for a security or currency during the term of the option. The purchase of a put option would enable a Portfolio, in return for a premium paid, to lock in a price at which it may sell a security or currency during the term of the option.

    OPTIONS ON FOREIGN CURRENCIES. The NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the DIVERSIFIED INCOME PORTFOLIO, the GLOBAL EQUITY PORTFOLIO and the EMERGING MARKETS PORTFOLIO may purchase and write options on foreign currencies for purposes similar to those involved with investing in forward foreign currency exchange contracts.

    OTC OPTIONS. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with a Portfolio. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between a Portfolio and the transacting dealer, without the intermediation of a third party such as the OCC. The Portfolios may engage in OTC option transactions only with member banks of the Federal Reserve Bank System or primary dealers in U.S. Government securities or with affiliates of such banks or dealers.

    RISKS OF OPTIONS TRANSACTIONS. The successful use of options depends on the ability of the Investment Manager or, if applicable, the Sub-Advisors, to forecast correctly interest rates, currency exchange rates and/or market movements. If the market value of the portfolio securities (or the currencies in which they are denominated) upon which call options have been written increases, a Portfolio may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security (or the value of its denominated currency) increase, but has retained the risk of loss should the price of the underlying security (or the value of its denominated currency) decline. The covered put writer also retains the risk of loss should the market value of the underlying security decline below the exercise price of the option less the premium received on the sale of the option. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price.

    A Portfolio's ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market on option exchanges. There is no assurance that such a market will exist, particularly in the case of OTC options.

    In the event of the bankruptcy of a broker through which a Portfolio engages in transactions in options, the Portfolio could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. In the case of OTC options, if the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option, due to insolvency or otherwise, the Portfolio would lose the premium paid for the option as well as any anticipated benefit of the transaction.

    Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Portfolios may write.

    The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

    The markets in foreign currency options are relatively new and a Portfolio's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time.

    The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

    There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that are not reflected in the options market.

    STOCK INDEX OPTIONS. Each of the BALANCED GROWTH PORTFOLIO, the UTILITIES PORTFOLIO, the AMERICAN OPPORTUNITIES PORTFOLIO, the MID-CAP EQUITY PORTFOLIO and the GLOBAL EQUITY PORTFOLIO may invest in options on stock indexes. Options on stock indexes are similar to options on stock except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

    RISKS OF OPTIONS ON INDEXES. Because exercises of stock index options are settled in cash, a Portfolio could not, if it wrote a call option, provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A call writer can offset some of the risk of its writing position by holding a diversified portfolio of stocks similar to those on which the underlying index is based. However, most investors cannot, as a practical matter, acquire and hold a portfolio containing exactly the same stocks as the underlying index, and, as a result, bear a risk that the value of the securities held will vary from the value of the index. Even if an index call writer could assemble a stock portfolio that exactly reproduced the composition of the underlying index, the writer still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options.

    When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the writer will not learn that it had been assigned until the next business day, at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as a common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds stocks that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those stocks against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date; and by the time it learns that it has been assigned, the index may have declined, with a corresponding decrease in the value of its stock portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding stock positions.

    A holder of an index option who exercises it before the closing index value for that day is available runs the risk that the level of the underlying index may subsequently change. If a change causes the exercised option to fall out-of-the-money, the exercising holder will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

    If dissemination of the current level of an underlying index is interrupted, or if trading is interrupted in stocks accounting for a substantial portion of the value of an index, the trading of options on that index will ordinarily be halted. If the trading of options on an underlying index is halted, an exchange may impose restrictions prohibiting the exercise of such options.

    FUTURES CONTRACTS. Each of the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the DIVERSIFIED INCOME PORTFOLIO, the BALANCED GROWTH PORTFOLIO, the UTILITIES PORTFOLIO, the AMERICAN OPPORTUNITIES PORTFOLIO, the MID-CAP EQUITY PORTFOLIO, the GLOBAL EQUITY PORTFOLIO and the EMERGING MARKETS PORTFOLIO may purchase and sell interest rate and index futures contracts that are traded on U.S. commodity exchanges on such underlying securities as U.S. Treasury bonds, notes, bills and GNMA Certificates and, in the case of the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the DIVERSIFIED INCOME PORTFOLIO, the GLOBAL EQUITY PORTFOLIO and the EMERGING MARKETS PORTFOLIO on any foreign government fixed-income security and on various currencies, and with respect to each of the eight listed Portfolios that may engage in futures transactions, on such indexes of U.S. securities (and, if applicable, foreign securities) as may exist or come into existence.

    A futures contract purchaser incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. A seller of a futures contract incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. The purchase of a futures contract enables a Portfolio, during the term of the contract, to lock in a price at which it may purchase a security or currency and protect against a rise in prices pending purchase of portfolio securities. The sale of a futures contract enables a Portfolio to lock in a price at which it may sell a security or currency and protect against declines in the value of portfolio securities.

    Although most futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that a Portfolio will be able to enter into a closing transaction.

    MARGIN. If a Portfolio enters into a futures contract, it is initially required to deposit an "initial margin" of cash or U.S. Government securities or other liquid portfolio securities ranging from approximately 2% to 5% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

    Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the futures contract which will be returned to the Portfolio upon the proper termination of the futures contract. The margin deposits made are marked-to-market daily and the Portfolio may be required to make subsequent deposits of cash or U.S. Government securities, called "variation margin," which are reflective of price fluctuations in the futures contract.

    OPTIONS ON FUTURES CONTRACTS. Each of the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the DIVERSIFIED INCOME PORTFOLIO, the BALANCED GROWTH PORTFOLIO, the UTILITIES PORTFOLIO, the AMERICAN OPPORTUNITIES PORTFOLIO, the MID-CAP EQUITY PORTFOLIO, the GLOBAL EQUITY PORTFOLIO and the EMERGING MARKETS PORTFOLIO may purchase and write call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

    The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.

    LIMITATIONS ON FUTURES CONTRACTS AND OPTIONS ON FUTURES. A Portfolio may not enter into futures contracts or purchase related options thereon if, immediately thereafter, the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts exceeds 5% of the value of the Portfolio's total assets, after taking into account unrealized gains and unrealized losses on such contracts into which it has entered; provided, however, that in the case of an option that is in-the-money (the exercise price of the call (put) option is less (more) than the market price of the underlying security) at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. However, there is no overall limitation on the percentage of a Portfolio's net assets which may be subject to a hedge position.

    RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. The prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Portfolio's securities (and the currencies in which they are denominated). Also, prices of futures contracts may not move in tandem with the changes in prevailing interest rates, market movements and/or currency exchange rates against which a Portfolio seeks a hedge. A correlation may also be distorted (a) temporarily, by short-term traders' seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds; (b) by investors in futures contracts electing to close out their contracts through offsetting transactions rather than meet margin deposit requirements; (c) by investors in futures contracts opting to make or take delivery of underlying securities rather than engage in closing transactions, thereby reducing liquidity of the futures market; and (d) temporarily, by speculators who view the deposit requirements in the futures markets as less onerous than margin requirements in the cash market. Due to the possibility of price distortion in the futures market and because of the possible imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate, currency exchange rate and/or market movement trends by the Investment Manager (and/or if applicable, the Sub-Advisors) may still not result in a successful hedging transaction.

    There is no assurance that a liquid secondary market will exist for futures contracts and related options in which a Portfolio may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position and, in the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments of variation margin. The absence of a liquid market in futures contracts might cause the Portfolio to make or take delivery of the underlying securities (currencies) at a time when it may be disadvantageous to do so.

    Exchanges also limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of variation margin on open futures positions. In these situations, if the Portfolio has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Portfolio may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on a Portfolio's ability to effectively hedge its portfolio.

    Futures contracts and options thereon which are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Greater margin requirements may limit a Portfolio's ability to enter into certain commodity transactions on foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may occasion delays in the settlement of a Portfolio's transactions effected on foreign exchanges.

    In the event of the bankruptcy of a broker through which a Portfolio engages in transactions in futures or options thereon, the Portfolio could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker.

    If a Portfolio maintains a short position in a futures contract or has sold a call option in a futures contract, it will cover this position by holding, in a segregated account maintained on the books of the Portfolio, cash, U.S. government securities or other liquid portfolio securities equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the securities underlying the futures contract (in the case of a stock index futures contract a portfolio of securities substantially replicating the relevant index), or by holding a call option permitting the Portfolio to purchase the same contract at a price no higher than the price at which the short position was established.

    In addition, if a Portfolio holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. government securities or other liquid portfolio securities equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained on the books of the Portfolio. Alternatively, the Portfolio could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Portfolio.

ADDITIONAL INFORMATION CONCERNING THE NORTH AMERICAN GOVERNMENT SECURITIES AND DIVERSIFIED INCOME PORTFOLIOS

    COLLATERALIZED MORTGAGE OBLIGATIONS. The Portfolio(s) may invest in CMOs - collateralized mortgage obligations. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a specific fixed or floating coupon rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the collection, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Portfolio(s) may invest in any class of CMO.

    Certain mortgage-backed securities in which the Portfolio(s) may invest (E.G.,certain classes of CMOs) may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment. In addition, if the collateral securing CMOs or any third party guarantees are insufficient to make payments, the Portfolio could sustain a loss.

    In addition, the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO and the DIVERSIFIED INCOME PORTFOLIO may invest in stripped mortgage-backed securities, which are usually structured in two classes. One class entitles the holder to receive all or most of the interest but little or none of the principal of a pool of Mortgage Assets (the interest-only or "IO Class"), while the other class entitles the holder to receive all or most of the principal but little or none of the interest (the principal-only or "PO" Class). IOs tend to decrease in value substantially if interest rates decline and prepayment rates become more rapid. POs tend to decrease in value substantially if interest rates increase and the rate of repayment decreases.

    The NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO may invest up to 10% of its assets in inverse floaters. An inverse floater has a coupon rate that moves in the direction opposite to that of a designated interest rate index. Like most other fixed income securities, the value of inverse floaters will decrease as interest rates increase. They are more volatile, however, than most other fixed income securities because the coupon rate on an inverse floater typically changes at a multiple of the change in the relevant index rate. Thus, any rise in the index rate (as a consequence of an increase in interest rates) causes a correspondingly greater drop in the coupon rate of an inverse floater while a drop in the index rate causes a correspondingly greater increase in the coupon of an inverse floater. Some inverse floaters may also increase or decrease substantially because of changes in the rate of prepayments.

ADDITIONAL INFORMATION CONCERNING THE VALUE-ADDED MARKET PORTFOLIO.

    The VALUE-ADDED MARKET PORTFOLIO is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of shares of the Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Portfolio particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the S&P 500 INDEX PORTFOLIO is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Portfolio. S&P has no obligation to take the needs of the Portfolio or the owners of shares of the Portfolio into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Portfolio or the timing of the issuance or sale of shares of the Portfolio or in the determination or calculation of the equation by which shares of the Portfolio are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Portfolio.

    S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein, and S&P shall have no liability for any errors, omissions or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the VALUE-ADDED MARKET PORTFOLIO, owners of shares of the Portfolio, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

    ASSET-BACKED SECURITIES. Each of the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the DIVERSIFIED INCOME PORTFOLIO and the BALANCED GROWTH PORTFOLIO may invest in Asset-Backed Securities. Asset-Backed Securities represent the securitization techniques used to develop mortgage-backed securities are also applied to a broad range of other assets. Various types of assets, primarily automobile and credit card receivables and home equity loans, are being securitized in pass-through structures similar to the mortgage pass-through structures. These types of securities are known as asset-backed securities. The Portfolio(s) may invest in any type of asset-backed security.

    Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

    MONEY MARKET SECURITIES. In addition to the short-term fixed-income securities in which the Portfolios may otherwise invest, the Portfolios may invest in various money market securities for cash management purposes or when assuming a temporary position, which among others may include commercial paper, bank acceptances, bank obligations, corporate debt securities, certificates of deposit, U.S. Government securities, obligations of savings institutions and repurchase agreements. This section does not apply to the MONEY MARKET PORTFOLIO, the BALANCED GROWTH PORTFOLIO and the DIVERSIFIED INCOME PORTFOLIO whose money market instruments are described in the Prospectus. Such securities are limited to:

    U.S. GOVERNMENT SECURITIES. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank, including Treasury bills, notes and bonds;

    BANK OBLIGATIONS. Obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except to the extent below;

    EURODOLLAR CERTIFICATES OF DEPOSIT. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more;

    OBLIGATIONS OF SAVINGS INSTITUTIONS. Certificates of deposit of savings banks and savings and loan association, having total assets of $1 billion or more;

    FULLY INSURED CERTIFICATES OF DEPOSIT. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is federally insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the FDIC), limited to $100,000 principal amount per certificate and to 10% or less of a Portfolio's total assets in all such obligations and in all illiquid assets, in the aggregate;

    COMMERCIAL PAPER. Commercial paper rated within the two highest grades by Standard & Poor's Corporation ("S&P") or the two highest grades by Moody's Investors Service, Inc. ("Moody's") or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's; and

    REPURCHASE AGREEMENTS. Each Portfolio may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by a Portfolio in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Portfolio. These agreements, which may be viewed as a type of secured lending by the Portfolio, typically involve the acquisition by the Portfolio of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Portfolio will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Portfolio will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Portfolio to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

    While repurchase agreements involve certain risks not associated with direct investments in debt securities, each Portfolio follows procedures designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Manager or, in the case of the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the GROWTH PORTFOLIO and the EMERGING MARKETS PORTFOLIO, the Sub-Advisors, subject to procedures established by the Trustees. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the case of the MONEY MARKET PORTFOLIO, such collateral will consist entirely of securities that are direct obligations of, or that are fully guaranteed as to principal and interest by, the United States or any agency thereof, and/or certificates of deposit, bankers' acceptances which are eligible for acceptance by a Federal Reserve Bank, and, if the seller is a bank, mortgage related securities (as such term is defined in section 3(a)(41) of the Securities Exchange Act of 1934) that at the time the repurchase agreement is entered into are rated in the highest rating category by the "Requisite NRSROs" (as defined in Rule 2a-7 under the Investment Company Act of
1940). Additionally, in the case of the MONEY MARKET PORTFOLIO, the collateral must qualify the repurchase agreement for preferential treatment under the Federal Deposit Insurance Act of the Federal Bankruptcy Code. In the event of a default or bankruptcy by a selling financial institution, the Portfolio will seek to liquidate such collateral. However, the exercising of the Portfolio's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Portfolio could suffer a loss. It is the current policy of each Portfolio not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Portfolio, amounts to more than 10% of its net assets in the case of the MONEY MARKET PORTFOLIO, and 15% of its net assets in the case of each of the other Portfolios.

    REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. Each of the MONEY MARKET PORTFOLIO, the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the DIVERSIFIED INCOME PORTFOLIO and the BALANCED GROWTH PORTFOLIO may use reverse repurchase agreements for purposes of meeting redemptions or as part of its investment strategy. The NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the DIVERSIFIED INCOME PORTFOLIO and the BALANCED GROWTH PORTFOLIO may also use dollar rolls as part of their investment strategy.

    Reverse repurchase agreements involve sales by the Portfolio of assets concurrently with an agreement by the Portfolio to repurchase the same assets at a later date at a fixed price. Reverse repurchase agreements involve the risk that the market value of the securities the Portfolio is obligated to purchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities.

    Dollar rolls involve the Portfolio selling securities for delivery in the current month and simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio will forgo principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

    Reverse repurchase agreements and dollar rolls are speculative techniques involving leverage and are considered borrowings by the Portfolio. With respect to each of the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO and the DIVERSIFIED INCOME PORTFOLIO, reverse repurchase agreements and dollar rolls are not expected to exceed 25% of the Portfolio's total assets. With respect to the MONEY MARKET PORTFOLIO, reverse repurchase agreements (other than for purposes of meeting redemptions) may not exceed 5% of the Portfolio's total assets.

    INVESTMENT IN REAL ESTATE INVESTMENT TRUSTS. Each of the BALANCED GROWTH PORTFOLIO, the UTILITIES PORTFOLIO, the DIVIDEND GROWTH PORTFOLIO, the GROWTH PORTFOLIO, the AMERICAN OPPORTUNITIES PORTFOLIO, the MID-CAP EQUITY PORTFOLIO, the GLOBAL EQUITY PORTFOLIO, the DEVELOPING GROWTH PORTFOLIO and the EMERGING MARKETS PORTFOLIO may invest in real estate investment trusts, which pool investors' funds for investments primarily in commercial real estate properties. Investment in real estate investment trusts may be the most practical available means for a Portfolio to invest in the real estate industry (the Fund is prohibited from investing in real estate directly). As a shareholder in a real estate investment trust, a Portfolio would bear its ratable share of the real estate investment trust's expenses, including its advisory and administration fees. At the same time the Portfolio would continue to pay its own investment management fees and other expenses, as a result of which the Portfolio and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in real estate investment trusts. Real estate investment trusts are not diversified and are subject to the risk of financing projects. They are also subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation, and the possibility of failing to qualify for tax-free status under the Internal Revenue Code and failing to maintain exemption from the Investment Company Act.

    LENDING PORTFOLIO SECURITIES. Each Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions, provided that the loans are callable at any time by the Portfolio, and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least 100% of the market value, determined daily, of the loaned securities. The advantage of these loans is that the Portfolio continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. A Portfolio will not lend securities with a value exceeding 25% of the Portfolio's total assets.

    As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Portfolio's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Portfolio. Any gain or loss in the market price during the loan period would inure to the Portfolio.

    When voting or consent rights which accompany loaned securities pass to the borrower, a Portfolio will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of the rights if the matters involved would have a material effect on the Portfolio's investment in the loaned securities. The Portfolio will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From time to time, each Portfolio other than the VALUE-ADDED MARKET PORTFOLIO may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. While a Portfolio will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Portfolio may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

    At the time a Portfolio makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of a Portfolio's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value. The Portfolio will also establish a segregated account on its books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.

    WHEN, AS AND IF ISSUED SECURITIES. Each Portfolio other than the MONEY MARKET PORTFOLIO and the VALUE-ADDED MARKET PORTFOLIO may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in a Portfolio until the Portfolio determines that issuance of the security is probable. At that time, the Portfolio will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the Portfolio will also establish a segregated account on the Portfolio's books in which it will maintain cash or cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities.

    The value of a Portfolio's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Portfolio, may not exceed 5% of the value of the Portfolio's total assets at the time the initial commitment to purchase such securities is made. An increase in the percentage of the Portfolio assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. A Portfolio may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Portfolio at the time of sale.

    PRIVATE PLACEMENTS. Each of the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the DIVERSIFIED INCOME PORTFOLIO, the BALANCED GROWTH PORTFOLIO, the UTILITIES PORTFOLIO, the DIVIDEND GROWTH PORTFOLIO, the GROWTH PORTFOLIO, the AMERICAN OPPORTUNITIES PORTFOLIO, the MID-CAP EQUITY PORTFOLIO, the GLOBAL EQUITY PORTFOLIO, the DEVELOPING GROWTH PORTFOLIO and the EMERGING MARKETS PORTFOLIO may invest up to 15% of its total assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "SECURITIES ACT"), or which are otherwise not readily marketable. (With respect to these eleven Portfolios, securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent a Portfolio from disposing of them promptly at reasonable prices. A Portfolio may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.

    Rule 144A permits the above-listed Portfolios to sell restricted securities to qualified institutional buyers without limitation. The Investment Manager or, in the case of the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the EMERGING MARKETS PORTFOLIO and the GROWTH PORTFOLIO, the Sub-Advisors, pursuant to procedures adopted by the Trustees, will make a determination as to the liquidity of each restricted security purchased by a Portfolio. If a restricted security is determined to be "liquid," the security will not be included within the category "illiquid securities," which may not exceed, as to each Portfolio (other than the MONEY MARKET PORTFOLIO), 15% of the Portfolio's total assets and as to the MONEY MARKET PORTFOLIO, 10% of the Portfolio's net assets, as more fully described under "Fund Policies/Investment Restrictions" below. However, investing in Rule 144A securities could have the effect of increasing the level of Portfolio illiquidity to the extent the Portfolio, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

    WARRANTS AND SUBSCRIPTION RIGHTS. Each Portfolio, other than the MONEY MARKET PORTFOLIO, the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO and the VALUE-ADDED MARKET PORTFOLIO, may acquire warrants and subscription rights attached to other securities. In addition, each Portfolio other than the MONEY MARKET PORTFOLIO, the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the DIVERSIFIED INCOME PORTFOLIO, the UTILITIES PORTFOLIO AND THE VALUE-ADDED MARKET PORTFOLIO may invest up to 5% of its assets in warrants not attached to other securities with a limit of up to 2% of its total assets in warrants that are not listed on the New York or American Stock Exchange. A warrant is, in effect, an option to purchase equity securities at a specific price, generally valid for a specific period of time, and has no voting rights, pays no dividends and has no rights with respect to the corporation issuing it.

    A subscription right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is offered to the public. A subscription right normally has a life of two to four weeks and a subscription price lower than the current market value of the common stock.

    YEAR 2000. The investment management services provided to the Portfolios by the Investment Manager, and, in the case of the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the EMERGING MARKETS PORTFOLIO and the GROWTH PORTFOLIO, by the Sub-Advisors, and the services provided to shareholders by the Distributor and the Transfer Agent depend on the smooth functioning of their computer systems. Many computer software systems in use today were designed in such a way that they may not be able to recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services.


    Improperly functioning trading systems may result in settlement problems and liquidity issues. Corporate and governmental data processing errors also may result in production problems for individual issuers and overall economic uncertainties. Operations ran smoothly from the last week in December through the first quarter of 2000, but the year 2000 issue may yet have an adverse impact on financial market participants and other entities, including issuers whose securities are contained in the Portfolios.


    REITS. REITs pool investors' funds for investments primarily in commercial real estate properties. Like mutual funds, REITs have expenses, including advisory and administration fees that are paid by its shareholders. As a result, you will absorb duplicate levels of fees when the Fund invests in REITs. The performance of any Fund REIT holdings ultimately depends on the types of real property in which the REITs invest and how well the property is managed. A general downturn in real estate values also can hurt REIT performance.

D. FUND POLICIES/INVESTMENT RESTRICTIONS

    The investment objectives, policies and restrictions listed below have been adopted by the Fund as fundamental policies of the Portfolios except as otherwise indicated. Under the Investment Company Act of 1940 (the "INVESTMENT COMPANY ACT"), a fundamental policy of a Portfolio may not be changed without the vote of a majority of the outstanding voting securities of the Portfolio. The Investment Company Act defines a majority as the lesser of (a) 67% or more of the shares of a Portfolio present at a meeting of Fund shareholders, if the holders of 50% of the outstanding shares of the Portfolio are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Portfolio. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment; and
(ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

INVESTMENT OBJECTIVES

    The investment objective of each Portfolio is a fundamental policy, which may not be changed without approval of shareholders of that Portfolio.

RESTRICTIONS APPLICABLE TO ALL PORTFOLIOS

    Each Portfolio may not:

     1. With the exception of the MONEY MARKET PORTFOLIO, as to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the United States Government, its agencies or instrumentalities).

     2. As to 75% of its total assets, purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer. (All of the Portfolios of the Fund may, collectively, purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer).

     3. With the exception of the UTILITIES PORTFOLIO, which will invest 25% or more of the value of its total assets in the utilities industry, invest 25% or more of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the United States Government or its agencies or instrumentalities or, in the case of the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO and the DIVERSIFIED INCOME PORTFOLIO, to Mortgage-Backed Securities or, in the case of the MONEY MARKET PORTFOLIO, to domestic bank obligations.

     4. With the exception of the MONEY MARKET PORTFOLIO, invest more than 5% of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation. This restriction shall not apply to any obligation issued or guaranteed by the United States Government, its agencies or instrumentalities or, in the case of the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO and the DIVERSIFIED INCOME PORTFOLIO, to Mortgage-Backed Securities and Asset-Backed Securities.

     5. Borrow money (except insofar as the MONEY MARKET PORTFOLIO, the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the DIVERSIFIED INCOME PORTFOLIO and the BALANCED GROWTH PORTFOLIO may be deemed to have borrowed by entrance into a reverse repurchase agreement or the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the DIVERSIFIED INCOME PORTFOLIO and the BALANCED GROWTH PORTFOLIO may be deemed to have borrowed by entrance into a dollar roll), except from banks for temporary or emergency purposes or to meet redemption requests which might otherwise require the untimely disposition of securities, and, in the case of Portfolios other than the DEVELOPING GROWTH PORTFOLIO, not for investment or leveraging, provided that borrowing in the aggregate (other than, in the case of the DEVELOPING GROWTH PORTFOLIO, for investment or leveraging) may not exceed 5% (taken at the lower of cost or current value) of the value of the Portfolio's total assets (not including the amount borrowed).

     6. Purchase or sell real estate or interests therein (including limited partnership interests), although the Portfolio(s) may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein (as such, in case of default of such securities, a Portfolio may hold the real estate securing such security).

     7. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Portfolios may invest in the securities of companies which operate, invest in, or sponsor such programs.

     8. Pledge its assets or assign or otherwise encumber them except: (a) to secure borrowings effected within the limitations set forth in restriction 5 above; or (b) in the case of the DEVELOPING GROWTH PORTFOLIO, to secure borrowings effected in connection with leverage. For the purpose of this restriction, collateral arrangements with respect to initial or variation margin for futures are not deemed to be pledges of assets.

     9. Issue senior securities as defined in the Investment Company Act except insofar as the Portfolio may be deemed to have issued a senior security by reason of: (a) entering into any repurchase agreement or reverse repurchase agreement; (b) purchasing any securities on a when-issued or delayed delivery basis; (c) purchasing or selling any financial futures contracts or options thereon; (d) borrowing money in accordance with restrictions described above; or
(e) lending portfolio securities.

    10. Make loans of money or securities, except: (a) by the purchase of portfolio securities in which the Portfolio may invest consistent with its investment objective and policies; (b) by investing in repurchase agreements; or
(c) by lending its portfolio securities; or (d) in the case of EMERGING MARKETS PORTFOLIO, by investing in loan participations and loan assignments.

    11. Make short sales of securities.

    12. Purchase securities on margin, except for such short-term loans as are necessary for the clearance of portfolio securities. The deposit or payment by the Portfolio of initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin.

    13. Purchase or sell commodities or commodities contracts except that the Portfolios may purchase or sell futures contracts or options on futures.

    14. Engage in the underwriting of securities, except insofar as the Portfolio may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security. (The Portfolios may invest in restricted securities subject to fundamental (in the case of the MONEY MARKET PORTFOLIO) and non-fundamental (in the case of the other Portfolios) limitations applicable to each Portfolio).

    15. Invest for the purpose of exercising control or management of any other issuer.

RESTRICTIONS APPLICABLE TO THE MONEY MARKET PORTFOLIO ONLY

    The MONEY MARKET PORTFOLIO may not:

     1. As to 75% of its total assets, purchase any securities, other than obligations of the U.S. Government or its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the value of its total assets would be invested in securities of any one issuer. However, as a non-fundamental policy, the MONEY MARKET PORTFOLIO will not invest more than 10% of its total assets in the securities of any one issuer. Furthermore, pursuant to current regulatory requirements, the MONEY MARKET PORTFOLIO may only invest more than 5% of its total assets in the securities of a single issuer (and only with respect to one issuer at a time) for a period of not more than three business days and only if the securities have received the highest quality rating by at least two NRSROs).

     2. Purchase any securities, other than obligations of domestic banks or of the U.S. Government, or its agencies or instrumentalities, if, immediately after such purchase, more than 25% of the value of the MONEY MARKET PORTFOLIO'S total assets would be invested in the securities of issuers in the same industry; however, there is no limitation as to investments in domestic bank obligations or in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

    In addition, as a non-fundamental policy, each Portfolio of the Fund may not invest more than 15% (10% in the case of the MONEY MARKET PORTFOLIO) of its total assets in "illiquid securities" (securities for which market quotations are not readily available) and repurchase agreements which have a maturity of longer than seven days. For purposes of this policy, securities eligible for sale pursuant to Rule 144A under the Securities Act are not considered liquid if they are determined to be liquid under procedures adopted by the Trustees of the Fund. As another non-fundamental policy, each Portfolio of the Fund may not purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets or, in the case of the GLOBAL EQUITY PORTFOLIO, and the EMERGING MARKETS PORTFOLIO, in accordance with the provisions of Section 12(d) of the Investment Company Act and any Rules promulgated thereunder (E.G., each of these Portfolios may not invest in more than 3% of the outstanding voting securities of any investment company). For this purpose, Mortgage-Backed Securities and Asset-Backed Securities are not deemed to be investment companies.

III. MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

A. BOARD OF TRUSTEES
    The Trustees oversee the management of the Portfolios but do not manage each Portfolio. The Trustees review various services provided by or under the direction of the Investment Manager to ensure that each Portfolio's general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to each Portfolio in a satisfactory manner.

    Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and each Portfolio and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and each Portfolio and its shareholders.

B. MANAGEMENT INFORMATION

    TRUSTEES AND OFFICERS.  The Board of the Fund consists of eight
(8) Trustees. These same individuals also serve as directors or trustees for all of the Morgan Stanley Dean Witter Funds. Six Trustees (75% of the total number) have no affiliation or business connection with the Investment Manager or any of its affiliated persons and do not own any stock or other securities issued by the Investment Manager's parent company, MSDW. These are the "non-interested" or "independent" Trustees. The other two Trustees (the "MANAGEMENT TRUSTEES") are affiliated with the Investment Manager.

    The Trustees and executive officers of the Fund, their principal business occupations during the last five years and their affiliations, if any, with the Investment Manager, and with the Morgan Stanley Dean Witter Funds (there were 93 such Funds as of the calendar year ended December 31, 1999), are shown below.

  NAME, AGE, POSITION WITH FUND
           AND ADDRESS                   PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
---------------------------------  ---------------------------------------------------------
Michael Bozic (58) ..............  Vice Chairman of Kmart Corporation (since December 1998);
Trustee                            Director or Trustee of the Morgan Stanley Dean Witter
c/o Kmart Corporation              Funds; formerly Chairman and Chief Executive Officer of
3100 West Big Beaver Road          Levitz Furniture Corporation (November 1995-November
Troy, Michigan                     1998) and President and Chief Executive Officer of Hills
                                   Department Stores (May 1991-July 1995); formerly
                                   variously Chairman, Chief Executive Officer, President
                                   and Chief Operating Officer (1987-1991) of the Sears Mer-
                                   chandise Group of Sears, Roebuck and Co.; Director of
                                   Weirton Steel Corporation.
Charles A. Fiumefreddo* (66) ....  Chairman, Director or Trustee and Chief Executive Officer
Chairman of the Board,             of the Morgan Stanley Dean Witter Funds; formerly
Chief Executive Officer and        Chairman, Chief Executive Officer and Director of the
Trustee                            Investment Manager, Morgan Stanley Dean Witter
Two World Trade Center             Distributors Inc. ("MSDW Distributors") and MSDW Services
New York, New York                 Company; Executive Vice President and Director of Dean
                                   Witter Reynolds; Chairman and Director of the Transfer
                                   Agent; formerly Director and/or officer of various MSDW
                                   subsidiaries (until June 1998).
Edwin J. Garn (67) ..............  Director or Trustee of the Morgan Stanley Dean Witter
Trustee                            Funds; formerly United States Senator (R-Utah)(1974-1992)
c/o Huntsman Corporation           and Chairman, Senate Banking Committee (1980-1986);
500 Huntsman Way                   formerly Mayor of Salt Lake City, Utah (1971-1974);
Salt Lake City, Utah               formerly Astronaut, Space Shuttle Discovery (April 12-19,
                                   1985); Vice Chairman, Huntsman Corporation (chemical
                                   company); Director of Franklin Covey (time management
                                   systems), BMW Bank of North America, Inc., (industrial
                                   loan corporation), United Space Alliance (joint venture
                                   between Lockheed Martin and the Boeing Company) and Nus-
                                   kin Asia Pacific (multilevel marketing); member of the
                                   board of various civic and charitable organizations.
Wayne E. Hedien (65) ............  Retired; Director or Trustee of the Morgan Stanley Dean
Trustee                            Witter Funds; Director of The PMI Group, Inc. (private
c/o Mayer, Brown & Platt           mortgage insurance); Trustee and Vice Chairman of The
Counsel to the                     Field Museum of Natural History; formerly associated with
 Independent Trustees              the Allstate Companies (1966-1994), most recently as
1675 Broadway                      Chairman of The Allstate Corporation (March 1993-December
New York, New York                 1994) and Chairman and Chief Executive Officer of its
                                   wholly-owned subsidiary, Allstate Insurance Company (July
                                   1989-December 1994); director of various other business
                                   and charitable organizations.

  NAME, AGE, POSITION WITH FUND
           AND ADDRESS                   PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
---------------------------------  ---------------------------------------------------------
Dr. Manuel H. Johnson (50) ......  Senior Partner, Johnson Smick International, Inc., a
Trustee                            consulting firm; Co-Chairman and a founder of the Group
c/o Johnson Smick                  of Seven Council (G7C), an international economic
  International, Inc.              commission; Chairman of the Audit Committee and Director
1133 Connecticut Avenue, N.W.      or Trustee of the Morgan Stanley Dean Witter Funds;
Washington, D.C.                   Director of Greenwich Capital Markets, Inc.
                                   (broker-dealer) and NVR, Inc. (home construction);
                                   Chairman and Trustee of the Financial Accounting
                                   Foundation (oversight organization of the Financial
                                   Accounting Standards Board); formerly Vice Chairman of
                                   the Board of Governors of the Federal Reserve System
                                   (1986-1990) and Assistant Secretary of the U.S. Treasury.
Michael E. Nugent (63) ..........  General Partner, Triumph Capital, L.P., a private
Trustee                            investment partnership; Chairman of the Insurance
c/o Triumph Capital, L.P.          Committee and Director or Trustee of the Morgan Stanley
237 Park Avenue                    Dean Witter Funds; formerly Vice President, Bankers Trust
New York, New York                 Company and BT Capital Corporation (1984-1988); director
                                   of various business organizations.
Philip J. Purcell* (56) .........  Chairman of the Board of Directors and Chief Executive
Trustee                            Officer of MSDW, Dean Witter Reynolds and Novus Credit
1585 Broadway                      Services Inc.; Director of the MSDW Distributors;
New York, New York                 Director or Trustee of the Morgan Stanley Dean Witter
                                   Funds; Director of American Airlines, Inc. and its parent
                                   company, AMR Corporation; Director and/or officer of
                                   various MSDW subsidiaries.
John L. Schroeder (69) ..........  Retired; Chairman of the Derivatives Committee and
Trustee                            Director or Trustee of the Morgan Stanley Dean Witter
c/o Mayer, Brown & Platt           Funds; Director of Citizens Utilities Company
Counsel to the                     (telecommunications, gas, electric and water utilities
  Independent Trustees             company); formerly Executive Vice President and Chief
1675 Broadway                      Investment Officer of the Home Insurance Company (August
New York, New York                 1991-September 1995).
Mitchell M. Merin (46) ..........  President and Chief Operating Officer of Asset Management
President                          of MSDW (since December 1998); President and Director
Two World Trade Center             (since April 1997) and Chief Executive Officer (since
New York, New York                 June 1998) of the Investment Manager and MSDW Services
                                   Company; Chairman, Chief Executive Officer and Director
                                   of MSDW Distributors (since June 1998); Chairman and
                                   Chief Executive Officer (since June 1998) and Director
                                   (since January 1998) of the Transfer Agent; Director of
                                   various MSDW subsidiaries; President of the Morgan
                                   Stanley Dean Witter Funds (since May 1999); Trustee of
                                   various Van Kampen investment companies (since December
                                   1999); previously Chief Strategic Officer of the
                                   Investment Manager and MSDW Services Company and
                                   Executive Vice President of MSDW Distributors (April
                                   1997-June 1998), Vice President of the Morgan Stanley
                                   Dean Witter Funds (May 1997-April 1999), an Executive
                                   Vice President of Dean Witter, Discover & Co.

  NAME, AGE, POSITION WITH FUND
           AND ADDRESS                   PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
---------------------------------  ---------------------------------------------------------
Barry Fink (45) .................  Executive Senior Vice President (since December 1999) and
Vice President,                    Secretary and General Counsel (since February 1997) and
Secretary and General Counsel      Director (since July 1998) of the Investment Manager and
Two World Trade Center             MSDW Services Company; Executive Vice President (since
New York, New York                 December 1999) and Assistant Secretary and Assistant
                                   General Counsel (since February 1997) of MSDW
                                   Distributors; Assistant Secretary of Dean Witter Reynolds
                                   (since August 1996); Vice President, Secretary and
                                   General Counsel of the Morgan Stanley Dean Witter Funds
                                   (since February 1997); previously Senior Vice President
                                   (March 1997-December 1999), First Vice President (June
                                   1993-February 1997), Vice President and Assistant
                                   Secretary and Assistant General Counsel of the Investment
                                   Manager and MSDW Services Company, Senior Vice President
                                   of MSDW Distributors (March 1997-December 1999) and
                                   Assistant Secretary of the Morgan Stanley Dean Witter
                                   Funds.
Peter M. Avelar (41) ............  Senior Vice President and Director of the High Yield
Vice President                     Group of the Investment Manager; Vice President of
Two World Trade Center             various Morgan Stanley Dean Witter Funds.
New York, New York
Armon Bar-Tur (30) ..............  Vice President of the Investment Manager (since February
Vice President                     1999) and Portfolio Manager with the Investment Manager
Two World Trade Center             (since October 1996); previously Assistant Vice President
New York, New York                 of the Investment Manager (February 1998-February 1999)
                                   and prior thereto Research Analyst with Merrill Lynch
                                   Asset Management (February 1994-January 1996).
Mark Bavoso (39) ................  Senior Vice President of the Investment Manager; Vice
Vice President                     President of various Morgan Stanley Dean Witter Funds.
Two World Trade Center
New York, New York
David Dineen (32) ...............  Vice President of the Investment Manager; Vice President
Vice President                     of various Morgan Stanley Dean Witter Funds.
Two World Trade Center
New York, New York
Edward F. Gaylor (58) ...........  Senior Vice President of the Investment Manager; Vice
Vice President                     President of various Morgan Stanley Dean Witter Funds.
Two World Trade Center
New York, New York
Rajesh K. Gupta (39) ............  Senior Vice President and Director of the Taxable
Vice President                     Fixed-Income Group and Chief Administrative Officer of
Two World Trade Center             Investments of the Investment Manager; Vice President of
New York, New York                 various Morgan Stanley Dean Witter Funds.
Peter Hermann (40) ..............  Vice President of the Investment Manager; Vice President
Vice President                     of various Morgan Stanley Dean Witter Funds.
Two World Trade Center
New York, New York
Kenton J. Hinchliffe (55) .......  Vice President of various Morgan Stanley Dean Witter
Senior Vice President              Funds.
Two World Trade Center
New York, New York
Kevin Hurley (55) ...............  Vice President of various Morgan Stanley Dean Witter
Senior Vice President              Funds.
Two World Trade Center
New York, New York

  NAME, AGE, POSITION WITH FUND
           AND ADDRESS                   PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
---------------------------------  ---------------------------------------------------------
Michelle Kaufman (35) ...........  Senior Vice President of the Investment Manager (since
Vice President                     February 1999) and Portfolio Manager with the Investment
Two World Trade Center             Manager (since September 1993); Vice President or
New York, New York                 Assistant Vice President of various Morgan Stanley Dean
                                   Witter Funds; previously Vice President of the Investment
                                   Manager (June 1997-February 1999) and prior thereto
                                   Assistant Vice President of the Investment Manager (May
                                   1995-June 1997).
Anita H. Kolleeny (44) ..........  Senior Vice President and Director of the Sector Rotation
Vice President                     Group of the Investment Manager; Vice President of
Two World Trade Center             various Morgan Stanley Dean Witter Funds.
New York, New York
Paula LaCosta (48) ..............  Vice President of the Investment Manager; Vice President
Vice President                     of various Morgan Stanley Dean Witter Funds.
Two World Trade Center
New York, New York
Jonathan R. Page (53) ...........  Senior Vice President and Director of the Money Market
Vice President                     Group of the Investment Manager; Vice President of
Two World Trade Center             various Morgan Stanley Dean Witter Funds.
New York, New York
John S. Roscoe (36) .............  Vice President of the Investment Manager (since April
Vice President,                    1998) and Portfolio Manager (since December 1997); Vice
Two World Trade Center             President of various Morgan Stanley Dean Witter Funds;
New York, New York                 previously an equity analyst at Rockefeller and Company,
                                   Inc.
Guy G. Rutherfurd Jr. (60) ......  Senior Vice President (since February 1997) and Director
Vice President                     of the Growth Group of the Investment Manager; Vice
Two World Trade Center             President of various Morgan Stanley Dean Witter Funds;
New York, New York                 formerly Executive Vice President and Chief Investment
                                   Officer of Nomura Asset Management (U.S.A.) Inc. (May
                                   1992-February 1997).
Sally Sancimino (37) ............  Vice President of the Investment Manager (since December
Vice President,                    1999); previously Assistant Vice President of the
Two World Trade Center             Investment Manager (April 1997-December 1999) and a
New York, New York                 Portfolio Manager with the Investment Manager.
Peter J. Seeley (50) ............  Vice President of the Investment Manager (since April
Vice President                     1996); Vice President of various Morgan Stanley Dean
Two World Trade Center             Witter Funds; previously Senior Fixed-Income Portfolio
New York, New York                 Manager with the Investment Manager (July 1994-April
                                   1996).
Ronald B. Silvestri (34) ........  Vice President of the Investment Manager (since December
Vice President                     1999); Vice President of various Morgan Stanley Dean
Two World Trade Center             Witter Funds; formerly Senior Research Analyst with the
New York, New York                 Investment Manager.
Paul D. Vance (64) ..............  Senior Vice President and Director of the Growth and
Vice President                     Income Group of the Investment Manager; Vice President of
Two World Trade Center             various Morgan Stanley Dean Witter Funds.
New York, New York
Alice S. Weiss (51) .............  Vice President of the Investment Manager; Vice President
Vice President                     of various Morgan Stanley Dean Witter Funds.
Two World Trade Center
New York, New York

  NAME, AGE, POSITION WITH FUND
           AND ADDRESS                   PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
---------------------------------  ---------------------------------------------------------
Christopher J. Ainley (41) ......  Managing Director of TCW Investment Management Company,
Vice President                     Trust Company of the West and TCW Asset Management Com-
865 South Figueroa Street          pany (since February 1996); formerly Senior Vice
Los Angeles, California            President of TCW Investment Management Company, Trust
                                   Company of the West and TCW Asset Management Company (May
                                   1994-February 1996); previously portfolio manager with
                                   Putnam Investments.
Philip A. Barach (47) ...........  Managing Director of TCW Investment Management Company;
Vice President                     Managing Director, Mortgage-Backed Securities of Trust
865 South Figueroa Street          Company of the West and TCW Asset Management Company.
Los Angeles, California
Douglas S. Foreman (42) .........  Managing Director of TCW Investment Management Company,
Vice President                     Trust Company of the West and TCW Asset Management Com-
865 South Figueroa Street          pany (since May 1994); previously portfolio manager with
Los Angeles, California            Putnam Investments.
James M. Goldberg (54) ..........  Managing Director of TCW Investment Management Company;
Vice President                     Managing Director and Chairman of the Fixed Income Policy
865 South Figueroa Street          Committee of Trust Company of the West and TCW Asset Man-
Los Angeles, California            agement Company.
Jeffrey E. Gundlach (40) ........  Group Managing Director of TCW Investment Management
Vice President                     Company; Managing Director, Mortgage-Backed Securities of
865 South Figueroa Street          Trust Company of the West and TCW Asset Management Com-
Los Angeles, California            pany.
Frederick E. Horton (41) ........  Managing Director of TCW.
Vice President
865 South Figueroa Street
Los Angeles, California
Saker Nusseibeh (38) ............  Managing Director of European and International Equities
Vice President                     of TCW London International, Limited.
16 Charles II Street
London, England
Michael P. Reilly (36) ..........  Managing Director of TCW.
Vice President
865 South Figueroa Street
Los Angeles, California
Thomas F. Caloia (54) ...........  First Vice President and Assistant Treasurer of the
Treasurer                          Investment Manager, MSDW Distributors, and MSDW Services
Two World Trade Center             Company; Treasurer of the Morgan Stanley Dean Witter
New York, New York                 Funds.


-------------------
* Denotes Trustees who are "interested persons" of the Fund, as defined in the Investment Company Act.

    In addition, RONALD E. ROBISON, Executive Vice President, Chief Administrative Officer and Director of the Investment Manager and MSDW Services Company, ROBERT S. GIAMBRONE, Senior Vice President of the Investment Manager, MSDW Services Company, MSDW Distributors and the Transfer Agent and Director of the Transfer Agent, and JOSEPH J. MCALINDEN, Executive Vice President and Chief Investment Officer of the Investment Manager and Director of the Transfer Agent, are Vice Presidents of the Fund.

    In addition, MARILYN K. CRANNEY, TODD LEBO, LOU ANNE D. MCINNIS, CARSTEN OTTO AND RUTH ROSSI, First Vice Presidents and Assistant General Counsels of the Investment Manager and MSDW Services Company, and NATASHA KASSIAN, Assistant Vice President and Assistant General Counsel of the Investment Manager and MSDW Services Company, are Assistant Secretaries of the Fund.

    INDEPENDENT DIRECTORS/TRUSTEES AND THE COMMITTEES. Law and regulation establish both general guidelines and specific duties for the independent directors/trustees. The Morgan Stanley Dean Witter Funds seek as independent directors/trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. All of the independent directors/trustees serve as members of the Audit Committee. In addition, three of the directors/trustees, including two independent directors/trustees, serve as members of the Derivatives Committee and the Insurance Committee.

    The independent directors/trustees are charged with recommending to the full board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Portfolio performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The independent directors/trustees are required to select and nominate individuals to fill any independent director/trustee vacancy on the board of any Fund that has a Rule 12b-1 plan of distribution. Most of the Morgan Stanley Dean Witter Funds have a Rule 12b-1 plan.

    The Audit Committee is charged with recommending to the full board the engagement or discharge of the Fund's independent accountants; directing investigations into matters within the scope of the independent accountants' duties, including the power to retain outside specialists; reviewing with the independent accountants the audit plan and results of the auditing engagement; approving professional services provided by the independent accountants and other accounting firms prior to the performance of the services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full board.

    The board of each Fund has a Derivatives Committee to approve parameters for and monitor the activities of the Fund with respect to derivative investments, if any, made by the Portfolios.

    Finally, the board of each Fund has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund.

    ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT DIRECTORS/TRUSTEES FOR ALL MORGAN STANLEY DEAN WITTER FUNDS. The independent directors/trustees and the Funds' management believe that having the same independent directors/trustees for each of the Morgan Stanley Dean Witter Funds avoids the duplication of effort that would arise from having different groups of individuals serving as independent directors/trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as independent directors/trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of independent directors/trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same independent directors/trustees serve on all Fund boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of independent directors/trustees, of the caliber, experience and business acumen of the individuals who serve as independent directors/trustees of the Morgan Stanley Dean Witter Funds.

    TRUSTEE AND OFFICER INDEMNIFICATION. The Fund's Declaration of Trust provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

C. COMPENSATION

    The Fund pays each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees, the Independent Trustees or Committees of the Board of Trustees attended by the Trustee (the Fund pays the Chairman of the Audit Committee an additional annual fee of $750, and the Chairmen of the Derivatives and Insurance Committees additional annual fees of $500). If a Board meeting and a meeting of the Independent Trustees or a Committee meeting, or a meeting of the Independent Trustees and/or more than one Committee meeting, take place on a single day, the Trustees are paid a single meeting fee by the Fund. The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Trustee.

    The following table illustrates the compensation that the Fund paid to its Independent Trustees for the fiscal year ended December 31, 1999.

                               FUND COMPENSATION

                                                                AGGREGATE
                                                              COMPENSATION
NAME OF INDEPENDENT TRUSTEE                                   FROM THE FUND
---------------------------                                   -------------
Michael Bozic...............................................     $1,550
Edwin J. Garn...............................................      1,600
Wayne E. Hedien.............................................      1,600
Dr. Manuel H. Johnson.......................................      2,100
Michael E. Nugent...........................................      1,933
John L. Schroeder...........................................      1,933

    The following table illustrates the compensation paid to the Fund's Independent Trustees for the calendar year ended December 31, 1999 for services to the 93 Morgan Stanley Dean Witter Funds.

            CASH COMPENSATION FROM MORGAN STANLEY DEAN WITTER FUNDS

                                                                 TOTAL CASH
                                                              COMPENSATION FOR
                                                               SERVICES TO 93
                                                               MORGAN STANLEY
NAME OF INDEPENDENT TRUSTEE                                   DEAN WITTER FUNDS
---------------------------                                   -----------------
Michael Bozic...............................................      $134,600
Edwin J. Garn...............................................       138,700
Wayne E. Hedien.............................................       138,700
Dr. Manuel H. Johnson.......................................       208,638
Michael E. Nugent...........................................       193,324
John L. Schroeder...........................................       193,324

    As of the date of this STATEMENT OF ADDITIONAL INFORMATION, 55 of the Morgan Stanley Dean Witter Funds, not including the Fund, have adopted a retirement program under which an independent director/trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an independent director/trustee of any Morgan Stanley Dean Witter Fund that has adopted the retirement program (each such Fund referred to as an "ADOPTING FUND" and each such Trustee referred to as an "ELIGIBLE TRUSTEE") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service.

------------------------------
(1) An Eligible Trustee may elect alternative payments of his or her retirement benefits based upon the combined life expectancy of the Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to a lower percentage of the periodic amount, when both spouses were alive. The amount estimated to be payable under this method, through the remainder of the later of the lives of the Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit.

    Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "REGULAR BENEFIT") equal to 30.22% of his or her Eligible Compensation plus 0.5036667% of such Eligible Compensation for each full month of service as an independent director/ trustee of any Adopting Fund in excess of five years up to a maximum of 60.44% after ten years of service. The foregoing percentages may be changed by the Board.(1) "ELIGIBLE COMPENSATION" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are accrued as expenses on the books of the Adopting Funds. Such benefits are not secured or funded by the Adopting Funds.

    The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the 55 Morgan Stanley Dean Witter Funds (not including the Fund) for the calendar year ended December 31, 1999, and the estimated retirement benefits for the Independent Trustees, to commence upon their retirement, from the 55 Morgan Stanley Dean Witter Funds as of the calendar year ended December 31, 1999.

         RETIREMENT BENEFITS FROM ALL MORGAN STANLEY DEAN WITTER FUNDS

                            FOR ALL ADOPTING FUNDS
                         -----------------------------
                           ESTIMATED
                           CREDITED
                             YEARS         ESTIMATED
                         OF SERVICE AT   PERCENTAGE OF    RETIREMENT BENEFITS    ESTIMATED ANNUAL BENEFITS
NAME OF INDEPENDENT       RETIREMENT       ELIGIBLE       ACCRUED AS EXPENSES      UPON RETIREMENT FROM
TRUSTEE                  (MAXIMUM 10)    COMPENSATION    BY ALL ADOPTING FUNDS     ALL ADOPTING FUNDS(2)
-------------------      -------------   -------------   ---------------------   -------------------------
Michael Bozic..........        10           60.44%              $20,933                   $50,588
Edwin J. Garn..........        10           60.44                31,737                    50,675
Wayne E. Hedien........         9           51.37                39,566                    43,000
Dr. Manuel H. Johnson..        10           60.44                13,129                    75,520
Michael E. Nugent......        10           60.44                23,175                    67,209
John L. Schroeder......         8           50.37                41,558                    52,994

------------------------------
(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (1) on page 26.

IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
--------------------------------------------------------------------------------

    As of the date of this STATEMENT OF ADDITIONAL INFORMATION, Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company owned all of the outstanding Class X shares of the Fund for allocation to their respective separate accounts ("ACCOUNTS"), none of the Fund's Trustees was a Contract Owner under the Accounts, and the aggregate number of shares of each Portfolio of the Fund allocated to Contracts owned by the Fund's officers as a group was less than one percent of each Portfolio's outstanding Class X shares.

V. INVESTMENT MANAGEMENT AND OTHER SERVICES
--------------------------------------------------------------------------------

A. INVESTMENT MANAGER AND SUB-ADVISORS

    The Investment Manager to each Portfolio is Morgan Stanley Dean Witter Advisors Inc., a Delaware corporation, whose address is Two World Trade Center, New York, NY 10048. The Investment Manager is a wholly-owned subsidiary of MSDW, a Delaware corporation. MSDW is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.

    The Sub-Advisor to the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the MID-CAP EQUITY PORTFOLIO and the EMERGING MARKETS PORTFOLIO is TCW Investment Management Company, a subsidiary of The TCW Group Inc., whose direct and indirect subsidiaries, including Trust Company of the West and TCW Asset Management Company, provide a variety of trust, investment management and investment advisory services. TCW's address is 865 South Figueroa Street, Suite 1800, Los Angeles, CA 90017.

TCW was retained to provide sub-advisory services to the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO and the EMERGING MARKETS PORTFOLIO since the inception of each Portfolio. TCW has been retained to provide sub-advisory services to the Mid-Cap Equity Portfolio since August, 1999.

    The Sub-Advisor to the GROWTH PORTFOLIO is Morgan Stanley Dean Witter Investment Management Inc., a subsidiary of MSDW. MSDW Investment Management, together with its affiliated asset management companies, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. MSDW Investment Management's address is 1221 Avenue of the Americas, New York, NY 10020.

    Pursuant to an Investment Management Agreement (the "Management Agreement") with the Investment Manager, the Fund has retained the Investment Manager to provide each Portfolio administrative services, manage its business affairs and, other than with respect to the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the EMERGING MARKETS PORTFOLIO and the GROWTH PORTFOLIO, manage its investments, including the placing of orders for the purchase and sale of portfolio securities. With respect to the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the EMERGING MARKETS PORTFOLIO and the GROWTH PORTFOLIO, the Investment Manager supervises these Portfolios' investments. The Fund pays the Investment Manager monthly compensation calculated daily by applying the following annual rates to the net assets of each Portfolio determined as of the close of each business day:


NAME OF PORTFOLIO                                 INVESTMENT MANAGEMENT FEE RATES
-----------------                     --------------------------------------------------------
The Money Market Portfolio            0.50% of net assets
The North American Government         0.65% of net assets
Securities Portfolio
The Diversified Income Portfolio      0.40% of net assets
The Balanced Growth Portfolio         0.60% of net assets
The Utilities Portfolio               0.65% of net assets
The Dividend Growth Portfolio         0.625% of net assets up to $500 million;
                                      0.50% of net assets exceeding $500 million
                                      but not exceeding $1 billion; and
                                      0.475% of net assets exceeding $1 billion
The Value-Added Market Portfolio      0.50% of net assets
The Growth Portfolio                  0.80% of net assets
The American Opportunities Portfolio  0.625% of net assets up to $500 million;
                                      and 0.60% of net assets exceeding $500 million
                                      but not exceeding $1 billion; and
                                      0.575% of net assets exceeding $1 billion
The Mid-Cap Equity Portfolio          0.75% of net assets
The Global Equity Portfolio           1.00% of net assets
The Developing Growth Portfolio       0.50% of net assets
The Emerging Markets Portfolio        1.25% of net assets


    With respect to each Portfolio, the management fee is allocated among the Classes pro rata based on the net assets of the Portfolio attributable to each Class.

    For the fiscal years ended December 31, 1997, 1998 and 1999, the Investment Manager accrued compensation under the Management Agreement as follows:

                                                       COMPENSATION ACCRUED FOR THE FISCAL YEAR
                                                                  ENDED DECEMBER 31,
                                                      ------------------------------------------
NAME OF PORTFOLIO                                         1997           1998           1999
-----------------                                     ------------   ------------   ------------
The Money Market Portfolio..........................  $   463,709    $   492,661    $   646,809
The North American Government Securities
 Portfolio..........................................       30,048         41,048         61,901
The Diversified Income Portfolio....................      186,066        313,337        363,139
The Balanced Growth Portfolio.......................      422,583        554,456        738,566
The Utilities Portfolio.............................      261,168        412,581        739,430
The Dividend Growth Portfolio.......................    2,477,416      3,794,294      4,543,040
The Value-Added Market Portfolio....................      540,475        797,292        913,168
The Growth Portfolio................................      254,398        376,026        527,496
The American Opportunities Portfolio................    1,082,276      1,802,876      3,136,439
The Mid-Cap Equity Portfolio........................            0              0        281,211
The Global Equity Portfolio.........................      852,703      1,158,905      1,362,346
The Developing Growth Portfolio.....................      355,267        401,774        483,503
The Emerging Markets Portfolio......................      308,327        218,826        209,834
                                                      -----------    -----------    -----------
    Total...........................................  $ 7,234,436    $10,364,076    $13,982,121
                                                      ===========    ===========    ===========

    The Investment Manager has retained its wholly-owned subsidiary, MSDW Services Company, to perform administrative services for the Fund.

    Under a Sub-Advisory Agreement between TCW and the Investment Manager (the "TCW Sub-Advisory Agreement") respecting the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the EMERGING MARKETS PORTFOLIO and the MID-CAP EQUITY PORTFOLIO, TCW provides these Portfolios with investment advice and portfolio management, subject to the overall supervision of the Investment Manager. The Investment Manager pays TCW monthly compensation equal to 40% of the Investment Manager's fee, payable in respect of the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the EMERGING MARKETS PORTFOLIO and the MID-CAP EQUITY PORTFOLIO.

    Under a Sub-Advisory Agreement between MSDW Investment Management and the Investment Manager (the "MSDW Investment Management Sub-Advisory Agreement") respecting the GROWTH PORTFOLIO, MSDW Investment Management provides that Portfolio with investment advice and portfolio management, subject to the overall supervision of the Investment Manager. The Investment Manager pays MSDW Investment Management monthly compensation equal to 40% of the Investment Manager's fee, payable in respect of the GROWTH PORTFOLIO.


    Effective May 1, 1999, the Management Agreement was amended to lower the management fees charged on daily net assets of the Dividend Growth Portfolio in excess of $1 billion to 0.475% and to lower the management fees charged on daily net assets of the American Opportunities Portfolio in excess of $500 million to 0.60%. Effective May 1, 2000, the Management Agreement was further amended to lower the management fees charged on daily net assets of the American Opportunities Portfolio in excess of $1 billion to 0.575%.



    The Investment Manager assumed all expenses of the Mid-Cap Equity Portfolio (except for brokerage fees) and waived the compensation provided for this Portfolio in its Management Agreement with the Fund until November 8, 1999.


B. SERVICES PROVIDED BY THE INVESTMENT MANAGER AND THE SUB-ADVISORS

    Each Portfolio has retained the Investment Manager to provide administrative services, manage its business affairs and (except for the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, THE EMERGING MARKETS PORTFOLIO, the MID-CAP EQUITY PORTFOLIO and the GROWTH PORTFOLIO) invest its assets, including the placing of orders for the purchase and sale of portfolio securities. Each of the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, THE EMERGING MARKETS PORTFOLIO, the MID-CAP EQUITY PORTFOLIO and the GROWTH PORTFOLIO has retained the Investment Manager to supervise the investment of its assets.

    Under the terms of the Management Agreement, the Investment Manager also maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help, bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent accountants and attorneys is, in the opinion of the Investment Manager, necessary or desirable). In addition, the Investment Manager pays the salaries of all personnel, including officers of the Fund, who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

    The services provided by the Sub-Advisors are discussed above under "Investment Manager and Sub-Advisors."

    Expenses not expressly assumed by the Investment Manager under the Management Agreement, by the Sub-Advisors for the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, THE EMERGING MARKETS PORTFOLIO, the MID-CAP EQUITY PORTFOLIO and the GROWTH PORTFOLIO under the TCW Sub-Advisory Agreement and the MSDW Investment Management Sub-Advisory Agreement will be paid by the Portfolios. Each Portfolio pays all expenses incurred in its operation and a portion of the Fund's general administration expenses allocated based on the asset sizes of the Portfolios. The Portfolios' direct expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, transfer and dividend disbursing agent; brokerage commissions; certain taxes; registration costs of the Fund under federal and state securities laws; shareholder servicing costs, charges and expenses of any outside service used for pricing of the Portfolios' shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Manager (or the Sub-Advisors) (not including compensation or expenses of attorneys who are employees of the Investment Manager (or the Sub-Advisors)); fees and expenses of the Fund's independent accountants; interest on Portfolio borrowings; and all other expenses attributable to a particular Portfolio. The 12b-1 fees relating to Class Y will be allocated directly to Class Y. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to the Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.

    Expenses which are allocated on the basis of size of the respective Portfolios include the costs and expenses of printing, including typesetting, and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager (or the Sub-Advisors) or any corporate affiliate of the Investment Manager (or the Sub-Advisors); state franchise taxes; Securities and Exchange Commission fees; membership dues of industry associations; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; and all other costs of the Fund's operations properly payable by the Fund and allocable on the basis of size to the respective Portfolios. Depending on the nature of a legal claim, liability or lawsuit, litigation costs, payment of legal claims or liabilities and any indemnification relating thereto may be directly applicable to the Portfolio or allocated on the basis of the size of the respective Portfolios. The Trustees have determined that this is an appropriate method of allocation of expenses.

    Each of the Management Agreement, the TCW Sub-Advisory Agreement and the MSDW Investment Management Sub-Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager and the Sub-Advisors, respectively, are not liable to the Fund or any of its investors (and, in the case of the TCW Sub-Advisory Agreement and the MSDW Investment Management Sub-Advisory Agreement, to the Investment Manager) for any act or omission or for any losses sustained by the Fund or its investors.

    Each of the Management Agreement and the Sub-Advisory Agreements will remain in effect from year to year provided continuance of the applicable Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of each affected Portfolio, or by the Trustees; provided that in either event such continuance is approved annually by the vote of a majority of the Trustees, including a majority of the Independent Trustees.

C. RULE 12B-1 PLAN

    The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act (the "Plan"). Under the Plan, Class Y shares of each Portfolio bear a distribution fee paid to Hartford Securities Distribution Inc. ("Hartford") which is accrued daily and payable monthly at the annual rate of 0.25% of the average daily net assets of the Class.

    The Plan provides that each Portfolio's distribution fee shall compensate Hartford, Dean Witter Reynolds and its affiliates, and other selected broker-dealers for expenses they incur in connection with the distribution of the Portfolio's Class Y shares. These expenses may include: (i) costs incurred in providing personal services to shareholders; (ii) overhead and other branch office distribution-related expenses including, but not limited to, expenses of operating Hartford's or other broker-dealers' offices used for selling Portfolio shares (e.g., lease and utility costs, salaries and employee benefits of operations and sales support personnel, costs related to client sales seminars and telephone expenses); (iii) printing and mailing costs relating to prospectuses and reports (for new shareholders); and (iv) costs incurred in connection with advertising materials and sales literature.

    Under the Plan, Hartford provides the Fund, for review by the Trustees, and the Trustees review, promptly after the end of each calendar quarter, a written report regarding the distribution expenses incurred on behalf of each Portfolio during such calendar quarter, which report includes (1) an itemization of the types of expenses and the purposes therefor; (2) the amounts of such expenses; and (3) a description of the benefits derived by the Fund.

    On an annual basis, the Trustees, including a majority of the Independent Trustees, consider whether the Plan should be continued. Prior to approving the Plan, the Trustees requested and received from Hartford and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination, the Trustees considered: (1) the benefits each Portfolio would be likely to obtain under the Plan, including that without the compensation to individual brokers and the reimbursement of distribution and account maintenance expenses of Dean Witter Reynolds's branch offices made possible by the 12b-1 fees, Dean Witter Reynolds could not establish and maintain a competitive and effective system for distribution and servicing of Contract Owners and maintenance of their accounts; and (2) what services would be provided under the Plan to Contract Owners. Based upon their review, the Trustees, including each of the Independent Trustees, determined that approval of the Plan would be in the best interests of each Portfolio and would have a reasonable likelihood of continuing to benefit the Contract Owners. In the Trustees' quarterly review of the Plan, they will consider its continued appropriateness and the level of compensation provided therein.

    The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the Class Y shareholders of each affected Portfolio, and all material amendments to the Plan must also be approved by the Trustees. The Plan may be terminated as to a Portfolio at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Portfolio (as defined in the Investment Company Act) on not more than thirty days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.

    No interested person of the Fund nor any Independent Trustee has any direct financial interest in the operation of the Plan except to the extent that Hartford, the Investment Manager, Dean Witter Reynolds, MSDW Services Company or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Portfolios.

D. OTHER SERVICE PROVIDERS

    (1) TRANSFER AGENT/DIVIDEND-DISBURSING AGENT

    Morgan Stanley Dean Witter Trust FSB is the Transfer Agent for each Portfolio's shares and the Dividend Disbursing Agent for payment of dividends and distributions on Portfolio shares. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza Two, Jersey City, NJ 07311.

    (2) CUSTODIAN AND INDEPENDENT ACCOUNTANTS

    The Bank of New York, 100 Church Street, New York, NY 10007, is the Custodian of each Portfolio's assets other than those of the EMERGING MARKETS PORTFOLIO, and grouping (1) of the DIVERSIFIED INCOME PORTFOLIO. The Chase Manhattan Bank, One Chase Plaza, New York, NY 10005 is the Custodian of the assets of the EMERGING MARKETS PORTFOLIO and grouping (1) of the DIVERSIFIED INCOME PORTFOLIO. Any Portfolio's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. These balances may, at times, be substantial.

    PricewaterhouseCoopers LLP serves as the independent accountants of the Fund. The independent accountants are responsible for auditing the annual financial statements of the Fund.

    (3) AFFILIATED PERSONS

    The Transfer Agent is an affiliate of the Investment Manager and of MSDW Investment Management. As Transfer Agent and Dividend Disbursing Agent, the Transfer Agent's responsibilities include maintaining shareholder accounts, reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, tabulating proxies and maintaining shareholder records and lists. For these services, the Transfer Agent receives a fee from each Portfolio and is reimbursed for its out-of-pocket expenses in connection with such services.


E. CODES OF ETHICS



    The Fund, the Investment Manager, the Sub-Advisors and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased sold or held by the Fund, subject to a number of restrictions and controls including prohibitions against purchases of securities in an Initial Public Offering and a preclearance requirement with respect to personal securities transactions.


VI. BROKERAGE ALLOCATION AND OTHER PRACTICES
--------------------------------------------------------------------------------

A. BROKERAGE TRANSACTIONS

    Subject to the general supervision of the Trustees, the Investment Manager and, for the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the EMERGING MARKETS PORTFOLIO, the MID-CAP EQUITY PORTFOLIO and the GROWTH PORTFOLIO, the Sub-Advisors, are responsible for decisions to buy and sell securities for each Portfolio, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. Options and futures transactions will usually be effected through a broker and a commission will be charged. Certain securities (e.g., certain money market instruments) are purchased directly from an issuer, in which case no commissions or discounts are paid.

    For the fiscal years ended December 31, 1997, 1998 and 1999, the Portfolios paid brokerage commissions as follows:

                                               BROKERAGE          BROKERAGE          BROKERAGE
                                            COMMISSIONS PAID   COMMISSIONS PAID   COMMISSIONS PAID
                                            FOR FISCAL YEAR    FOR FISCAL YEAR    FOR FISCAL YEAR
NAME OF PORTFOLIO                            ENDED 12/31/97     ENDED 12/31/98     ENDED 12/31/99
-----------------                           ----------------   ----------------   ----------------
Diversified Income Portfolio..............     $    1,875         $      500         $      528
Balanced Growth Portfolio.................         52,983            138,374            101,521
Utilities Portfolio.......................         23,494             29,288             81,258
Dividend Growth Portfolio.................        420,488            593,695          1,523,242
Value-Added Market Portfolio..............         48,470             52,338             60,543
Growth Portfolio..........................         45,268            187,650             94,623
American Opportunities Portfolio..........        764,656          1,391,379          2,471,600
Mid-Cap Equity Portfolio..................         23,517            131,466            149,553
Global Equity Portfolio...................        433,239            443,043            449,542
Developing Growth Portfolio...............        143,389            217,634            268,041
Emerging Markets Portfolio................        140,267            123,716             85,296
                                               ----------         ----------         ----------
    Total.................................     $2,097,646         $3,309,083         $5,285,747
                                               ==========         ==========         ==========

B. COMMISSIONS

    Pursuant to an order of the SEC, the Portfolios may effect principal transactions in certain money market instruments with Dean Witter Reynolds. The Portfolios will limit their transactions with Dean Witter Reynolds to U.S. Government and government agency securities, bank money instruments (i.e., certificates of deposit and bankers' acceptances) and commercial paper. The transactions will be effected with Dean Witter Reynolds only when the price available from Dean Witter Reynolds is better than that available from other dealers.

    During the fiscal years ended December 31, 1997, 1998 and 1999, the Fund did not effect any principal transactions with Dean Witter Reynolds.

    Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Dean Witter Reynolds, Morgan Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Portfolios, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Manager by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.

    During the fiscal years ended December 31, 1997 and 1998 the Portfolios paid brokerage commissions to Dean Witter Reynolds as follows:

                                                              BROKERAGE COMMISSIONS PAID
                                                               TO DEAN WITTER REYNOLDS
                                                                FOR FISCAL YEAR ENDED
                                                              --------------------------
NAME OF PORTFOLIO                                             12/31/97         12/31/98
-----------------                                             --------         --------
Money Market Portfolio......................................         0                0
North American Government Securities Portfolio..............         0                0
Diversified Income Portfolio................................         0                0
Balanced Growth Portfolio...................................  $  4,707         $ 31,211
Utilities Portfolio.........................................    15,600           15,178
Dividend Growth Portfolio...................................   148,680          112,033
Value-Added Market Portfolio                                         0                0
Growth Portfolio............................................     3,655                0
American Opportunities Portfolio............................    73,465           92,265
Mid-Cap Equity Portfolio....................................     9,511           12,282
Global Equity Portfolio.....................................    38,917           13,946
Developing Growth Portfolio.................................    27,638           25,879
                                                              --------         --------
    Total...................................................  $322,173         $302,784
                                                              ========         ========

    For the fiscal year ended December 31, 1999, the Portfolios paid brokerage commissions to Dean Witter Reynolds as follows:

                                                                                       PERCENTAGE OF
                                                                                      AGGREGATE DOLLAR
                                                                                         AMOUNT OF
                                                                                      EXECUTED TRADES
                                                                 PERCENTAGE OF            ON WHICH
                                             BROKERAGE        AGGREGATE BROKERAGE        BROKERAGE
                                         COMMISSIONS PAID       COMMISSIONS FOR       COMMISSIONS WERE
                                         TO DWR FOR FISCAL     FISCAL YEAR ENDED    PAID FOR FISCAL YEAR
NAME OF PORTFOLIO                       YEAR ENDED 12/31/99        12/31/99            ENDED 12/31/99
-----------------                       -------------------   -------------------   --------------------
Money Market Portfolio................               0                    0                     0
North American Government Securities
 Portfolio............................               0                    0                     0
Diversified Income Portfolio..........        $    525                99.37%                99.57%
Balanced Growth Portfolio.............          31,733                31.26                 36.77
Utilities Portfolio...................          21,517                26.48                 36.23
Dividend Growth Portfolio.............         119,495                 7.84                 10.03
Value-Added Market Portfolio..........               0                    0                     0
Growth Portfolio......................               0                    0                     0
American Opportunities Portfolio......          59,078                 2.39                  2.97
Mid-Cap Equity Portfolio..............          22,769                15.22                 17.97
Global Equity Portfolio...............           7,932                 1.76                  4.17
Developing Growth Portfolio...........          38,648                14.42                 17.26
Emerging Markets Portfolio............               0                    0                     0
                                              --------
    Total.............................        $301,697
                                              ========

    During the period June 1 through December 31, 1997 and during the fiscal year ended December 31, 1998, the Portfolios paid brokerage commissions to Morgan Stanley & Co., which broker-dealer became an affiliate of the Investment Manager on May 31, 1997 upon consummation of the merger of Dean Witter, Discover & Co. with Morgan Stanley Group Inc., as follows:

                                                                BROKERAGE COMMISSIONS
                                                                   PAID TO MORGAN
                                                              STANLEY & CO. FOR FISCAL
                                                                     YEAR ENDED
                                                              ------------------------
NAME OF PORTFOLIO                                              12/31/97      12/31/98
-----------------                                              --------      --------
Money Market Portfolio......................................           0             0
North American Government Securities Portfolio..............           0             0
Diversified Income Portfolio................................           0             0
Balanced Growth Portfolio...................................    $    165      $  7,785
Utilities Portfolio.........................................           0           250
Dividend Growth Portfolio...................................      11,150        80,317
Value-Added Market Portfolio................................           0             0
Growth Portfolio............................................         135            45
American Opportunities Portfolio............................      27,095       185,891
Mid-Cap Equity Portfolio....................................         850         9,208
Global Equity Portfolio.....................................       3,141         9,579
Developing Growth Portfolio.................................       2,758        10,445
Emerging Markets Portfolio..................................       3,274         2,855
                                                                --------      --------
    Total...................................................    $ 48,568      $306,375
                                                                ========      ========

    For the fiscal year ended December 31, 1999, the Portfolios paid brokerage commissions to Morgan Stanley & Co. as follows:

                                                                                         PERCENTAGE OF
                                                                                        AGGREGATE DOLLAR
                                                                                       AMOUNT OF EXECUTED
                                                                   PERCENTAGE OF        TRADES ON WHICH
                                      BROKERAGE COMMISSIONS     AGGREGATE BROKERAGE        BROKERAGE
                                         PAID TO MORGAN           COMMISSIONS FOR       COMMISSIONS WERE
                                    STANLEY & CO. FOR FISCAL     FISCAL YEAR ENDED    PAID FOR FISCAL YEAR
NAME OF PORTFOLIO                      YEAR ENDED 12/31/99           12/31/99            ENDED 12/31/99
-----------------                   -------------------------   -------------------   --------------------
Money Market Portfolio............                   0                      0                     0
North American Government
 Securities Portfolio.............                   0                      0                     0
Diversified Income Portfolio......                   0                      0                     0
Balanced Growth Portfolio.........            $  8,985                  28.85%                 8.03%
Utilities Portfolio...............                   0                      0                     0
Dividend Growth Portfolio.........             103,820                   6.82                  5.63
Value-Added Market Portfolio......                   0                      0                     0
Growth Portfolio..................              11,475                  12.13                 10.78
American Opportunities
 Portfolio........................             272,223                  10.91                 12.33
Mid-Cap Equity Portfolio..........               8,365                   5.59                  6.30
Global Equity Portfolio...........              25,287                   5.62                  5.23
Developing Growth Portfolio.......               9,645                   3.60                  2.73
Emerging Markets Portfolio........               1,878                   2.20                  1.93
                                              --------
    Total.........................            $441,678
                                              ========

C. BROKERAGE SELECTION

    The policy of the Fund regarding purchases and sales of securities for the Portfolios is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Manager (or, if applicable, the Sub-Advisors) from obtaining a high quality of brokerage and research services. In seeking to determine the reasona-bleness of brokerage commissions paid in any transaction, the Investment Manager (or, if applicable, the Sub-Advisors) relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. These determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

    The Fund anticipates that certain of its transactions involving foreign securities will be effected on foreign securities exchanges. Fixed commissions on such transactions are generally higher than negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign securities exchanges and brokers than in the United States.

    In seeking to implement each Portfolio's policies, the Investment Manager (or, if applicable, the Sub-Advisors) effects transactions with those brokers and dealers who the Investment Manager (or, if applicable, the Sub-Advisors) believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager (or, if applicable, the Sub-Advisors) believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager (or, if applicable, the Sub-Advisors). The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Investment Manager (or, if applicable, the Sub-Advisors) from brokers and dealers may be of benefit to the Investment Manager (or, if applicable, the Sub-Advisors) in the management of accounts of some of its other clients and may not in all cases benefit a Portfolio directly.

    The Investment Manager and the Sub-Advisors currently serve as investment advisors to a number of clients, including other investment companies, and may in the future act as investment advisors to others. It is the practice of the Investment Manager (or, if applicable, the Sub-Advisors) to cause purchase and sale transactions to be allocated among the Portfolios and others whose assets it manages in such manner as it deems equitable. In making such allocations among the Portfolios and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the Portfolios and other client accounts.

D. DIRECTED BROKERAGE

    During the fiscal year ended December 31, 1999, the Portfolios paid brokerage commissions to brokers because of research services provided as follows:

                                                                              AGGREGATE DOLLAR AMOUNT
                                                BROKERAGE COMMISSIONS        OF TRANSACTIONS FOR WHICH
                                             DIRECTED IN CONNECTION WITH       SUCH COMMISSIONS WERE
                                            RESEARCH SERVICES PROVIDED FOR   PAID FOR FISCAL YEAR ENDED
NAME OF PORTFOLIO                             FISCAL YEAR ENDED 12/31/99              12/31/99
-----------------                           ------------------------------   --------------------------
Money Market Portfolio....................                      0                                 0
North American Government Securities
 Portfolio................................                      0                                 0
Diversified Income Portfolio..............             $        3                    $          662
Balanced Growth Portfolio.................                 61,203                        38,902,716
Utilities Portfolio.......................                 59,741                        28,722,688
Dividend Growth Portfolio.................              1,298,275                       929,186,705
Value-Added Market Portfolio..............                      0                                 0
Growth Portfolio..........................                 45,370                        39,404,196
American Opportunities Portfolio..........              2,119,811                     1,842,665,776
Mid-Cap Equity Portfolio..................                115,706                        77,307,357
Global Equity Portfolio...................                220,702                        76,045,731
Developing Growth Portfolio...............                211,436                        66,392,697
Emerging Markets Portfolio................                 84,562                        19,685,643
                                                       ----------                    --------------
    Total.................................             $4,216,809                    $3,118,314,171
                                                       ==========                    ==============

E. REGULAR BROKER-DEALERS

    During the fiscal year ended December 31, 1999, the DIVIDEND GROWTH PORTFOLIO purchased common stock issued by J.P Morgan & Co., Inc and Bank of America Corp., the VALUE-ADDED PORTFOLIO purchased common stock issued by Merrill Lynch & Co., Inc. and PaineWebber Group, Inc. and the AMERICAN OPPORTUNITIES PORTFOLIO purchased stock issued by Donaldson, Lufkin & Jenrette, Inc., Goldman Sach Group, Inc. Lehman Brothers Holdings, Inc., Merrill Lynch & Co., Inc. and PaineWebber Group, Inc., which issuers were among the ten brokers or the ten dealers that executed transactions for or with the Fund or the Portfolio in the largest dollar amounts during the year.

    At December 31, 1999, the DIVIDEND GROWTH PORTFOLIO held common stock issued by J.P. Morgan & Co., Inc. and Bank of America Corp. with market values of $7,091,000 and $7,227,000, respectively, the VALUE-ADDED PORTFOLIO held common stock issued by Merrill Lynch & Co., Inc., The Bank of New York and PaineWebber Group Inc. with market values of $392,450, $400,000 and $349,313, respectively, and the AMERICAN OPPORTUNITIES PORTFOLIO held common stock issued by Donaldson, Lufkin & Jenrette, Inc., Goldman Sachs Group, Inc., Lehman Brothers
Holdings, Inc. Merrill Lynch & Co., Inc. and PaineWebber Group, Inc. with market values of $1,693,125, $6,122,188, $6,554,813, $2,237,800 and $1,552,500,
respectively.

VII. CAPITAL STOCK AND OTHER SECURITIES
--------------------------------------------------------------------------------

    The shareholders of each Portfolio are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. The Fund's shares of beneficial interest are divided currently into thirteen Portfolios. All shares of beneficial interest of the Fund are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne by such Class (if any) or any other matter in which the interests of one Class differ from the interests of any other Class.

    The Fund's Declaration of Trust permits the Trustees to authorize the creation of additional Portfolios and additional Classes of shares within any Portfolio. The Trustees have not presently authorized any such additional series or Classes of shares other than as set forth in the Prospectus for each Class.

    The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by the actions of the Trustees. In addition, under certain circumstances the shareholders may call a meeting to remove Trustees and the Fund is required to provide assistance in communicating with shareholders about such a meeting.

    Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

    Shareholders have the right to vote on the election of Trustees of the Fund and on any and all matters on which by law or the provisions of the Fund's By-Laws they may be entitled to vote. To the extent required by law, Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company, which are the only shareholders of the Fund, will vote the shares of the Fund held in each Account established to fund the benefits under either a flexible premium deferred variable annuity Contract or a flexible premium variable life insurance Contract in accordance with instructions from the owners of such Contracts. Shareholders of all Portfolios vote for a single set of Trustees. All of the Trustees have been elected by the shareholders of the Fund, most recently at a Special Meeting of Shareholders held on May 20, 1997. The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund.

    On any matters affecting only one Portfolio, only the shareholders of that Portfolio are entitled to vote. On matters relating to all the Portfolios, but affecting the Portfolios differently, separate votes by Portfolio are required. Approval of an Investment Management Agreement and a change in fundamental policies would be regarded as matters requiring separate voting by each Portfolio.

    With respect to the submission to shareholder vote of a matter requiring separate voting by Portfolio, the matter shall have been effectively acted upon with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio votes for the approval of the matter, notwithstanding that:
(1) the matter has not been approved by a majority of the outstanding voting securities of any other Portfolio; or (2) the matter has not been approved by a majority of the outstanding voting securities of the Fund. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES
--------------------------------------------------------------------------------

A. PURCHASE/REDEMPTION OF SHARES

    Information concerning how Portfolio shares are offered (and how they are redeemed) is provided in each of the Fund's Class X and Class Y PROSPECTUSES.

B. OFFERING PRICE


    The price of each Portfolio share, called "net asset value," is based on the value of the Portfolio's securities. Net asset value per share of each of Class X and Class Y shares is calculated by dividing the value of the portion of each Portfolio's securities and other assets attributable to each Class, respectively, less the liabilities attributable to each Class, respectively, by the number of shares of the Class outstanding. The assets of each Class of shares are invested in a single portfolio. The net asset value of each Class, however, will differ because the Classes have different ongoing fees.


    The MONEY MARKET PORTFOLIO, however, utilizes the amortized cost method in valuing its portfolio securities for purposes of determining the net asset value of its shares. The MONEY MARKET PORTFOLIO utilizes the amortized cost method in valuing its portfolio securities even though the portfolio securities may increase or decrease in market value, generally in connection with changes in interest rates. The amortized cost method of valuation involves valuing a security at its cost at the time of purchase adjusted by a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the MONEY MARKET PORTFOLIO would receive if it sold the investment. During such periods, the yield to investors in the MONEY MARKET PORTFOLIO may differ somewhat from that obtained in a similar company which uses mark-to-market values for all of its portfolio securities. For example, if the use of amortized cost resulted in a lower (higher) aggregate portfolio value on a particular day, a prospective investor in the MONEY MARKET PORTFOLIO would be able to obtain a somewhat higher (lower) yield than would result from investment in such a similar company and existing investors would receive less (more) investment income. The purpose of this method of calculation is to facilitate the maintenance of a constant net asset value per share of $1.00.

    The use of the amortized cost method to value the portfolio securities of the MONEY MARKET PORTFOLIO and the maintenance of the per share net asset value of $1.00 is permitted pursuant to Rule 2a-7 of the Investment Company Act (the "RULE") and is conditioned on its compliance with various conditions contained in the Rule including: (a) the Trustees are obligated, as a particular responsibility within the overall duty of care owed to the Portfolio's shareholders, to establish procedures reasonably designed, taking into account current market conditions and the Portfolio's investment objectives, to stabilize the net asset value per share as computed for the purpose of distribution and redemption at $1.00 per share; (b) the procedures include
(i) calculation, at such intervals as the Trustees determine are appropriate and as are reasonable in light of current market conditions, of the deviation, if any, between net asset value per share using amortized cost to value portfolio securities and net asset value per share based upon available market quotations with respect to such portfolio securities; (ii) periodic review by the Trustees of the amount of deviation as well as methods used to calculate it; and (iii) maintenance of written records of the procedures, and the Trustees' considerations made pursuant to them and any actions taken upon such consideration; (c) the Trustees should consider what steps should be taken, if any, in the event of a difference of more than 1/2 of 1% between the two methods of valuation; and (d) the Trustees should take such action as they deem appropriate (such as shortening the average portfolio maturity, realizing gains or losses, withholding dividends or, as provided by the Declaration of Trust, reducing the number of outstanding shares of the MONEY MARKET PORTFOLIO) to eliminate or reduce to the extent reasonably practicable material dilution or other unfair results to investors or existing shareholders which might arise from differences between the two methods of valuation. Any reduction of outstanding shares will be effected by having each shareholder proportionately contribute to the MONEY MARKET PORTFOLIO'S capital the necessary shares that represent the amount of excess upon such determination. Each Contract Owner will be deemed to have agreed to such contribution in these circumstances by allocating investment under his or her Contract to the MONEY MARKET PORTFOLIO.

    Generally, for purposes of the procedures adopted under the Rule, the maturity of a portfolio security is deemed to be the period remaining (calculated from the trade date or such other date on which the MONEY MARKET PORTFOLIO'S interest in the instrument is subject to market action) until the date on which in accordance with the terms of the security the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

    A variable rate security that is subject to a demand feature is deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand. A floating rate security that is subject to a demand feature is deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

    An "NRSRO" is a nationally recognized statistical rating organization. The term "Requisite NRSROs" means (i) any two NRSROs that have issued a rating with respect to a security or class of debt obligations of an issuer, or (ii) if only one NRSRO has issued a rating with respect to such security or issuer at the time a fund purchases or rolls over the security, that NRSRO.

    An Eligible Security is generally defined in the Rule to mean (i) a security with a remaining maturity of 397 calendar days or less that has received a short-term rating (or that has been issued by an issuer that has received a short-term rating with respect to a class of debt obligations, or any debt obligation within that class, that is comparable in priority and security with the security) by the Requisite NRSROs in one of the two highest short-term rating categories (within which there may be sub-categories or gradations indicating relative standing); or (ii) a security: (A) that at the time of issuance had a remaining maturity of more than 397 calendar days but that has a remaining maturity of 397 calendar days or less; and (B) whose issuer has received from the Requisite NRSROs a rating with respect to a class of debt obligations (or any debt obligations within that class) that is now comparable in priority and security with the security, in one of the two highest short-term rating categories (within which there may be subcategories or gradations indicating relative standing); or (iii) an unrated security that is of comparable quality to a security meeting the requirements of (i) or (ii) above, as determined by the Trustees. The MONEY MARKET PORTFOLIO will limit its investments to securities that meet the requirements for Eligible Securities including the required ratings by S&P or Moody's.

    As permitted by the Rule, the Board has delegated to the Fund's Investment Manager, subject to the Board's oversight pursuant to guidelines and procedures adopted by the Board, the authority to determine which securities present minimal credit risks and which unrated securities are comparable in quality to rated securities.

    Also, as required by the Rule, the MONEY MARKET PORTFOLIO will limit its investments in securities, other than Government securities, so that, at the time of purchase: (a) except as further limited in (b) below with regard to certain securities, no more than 5% of its total assets will be invested in the securities of any one issuer; and (b) with respect to Eligible Securities that have received a rating in less than the highest category by any one of the NRSROs whose ratings are used to qualify the security as an Eligible Security, or that have been determined to be of comparable quality: (i) no more than 5% in the aggregate of the Portfolio's total assets in all such securities, and (ii) no more than the greater of 1% of total assets, or $1 million, in the securities on any one issuer.

    The presence of a line of credit or other credit facility offered by a bank or other financial institution which guarantees the payment obligation of the issuer, in the event of a default in the payment of principal or interest of an obligation, may be taken into account in determining whether an investment is an Eligible Security, provided that the guarantee itself is an Eligible Security.

    The Rule further requires that the Money Market Portfolio limit its investments to U.S. dollar-denominated instruments which the Trustees determine present minimal credit risks and which are Eligible Securities. The Rule also requires the Portfolio to maintain a dollar-weighted average portfolio maturity (not more than 90 days) appropriate to its objective of maintaining a stable net asset value of $1.00 per share and precludes the purchase of any instrument with a remaining maturity of more than 397 days. Should the disposition of a portfolio security result in a dollar-weighted average portfolio maturity of more than 90 days, the Portfolio will invest its available cash in such a manner as to reduce such maturity to 90 days or less a soon as is reasonably practicable.

    If the Trustees determine that it is no longer in the best interests of the MONEY MARKET PORTFOLIO and its shareholders to maintain a stable price of $1 per share or if the Trustees believe that maintaining such price no longer reflects a market-based net asset value per share, the board has the right to change from an amortized cost basis of valuation to valuation based on market quotations. The Fund will notify shareholders of the Portfolio of any such change.

    In the calculation of a Portfolio's net asset value (other than for the MONEY MARKET PORTFOLIO): (1) an equity security listed or traded on the New York or American Stock Exchange or other stock exchange is valued at its latest sale price on that exchange, prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); and (2) all other securities for which over-the-counter market quotations are readily available are valued at the latest bid price. When market quotations are not readily available, including circumstances under which it is determined by the Investment Manager (or if applicable, the Sub-Advisor) that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the New York Stock Exchange.

    Short-term debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees. Other short-term debt securities will be valued on a mark-to-market basis until such time as they reach a remaining maturity of sixty days, whereupon they will be valued at amortized cost using their value on the 61st day unless the Trustees determine such does not reflect the securities' market value, in which case the securities will be valued at their fair value as determined by the Trustees.

    Certain of the Portfolios' securities (other than securities of the MONEY MARKET PORTFOLIO) may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

    Listed options on debt securities are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they will be valued at the mean between their latest bid and asked prices. Unlisted options on debt securities and all options on equity securities are valued at the mean between their latest bid and asked prices. Futures are valued at the latest sale price on the commodities exchange on which they trade unless the Trustees determine such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

    Generally, trading in foreign securities, as well as corporate bonds, U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Portfolios' shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange and will therefore not be reflected in the computation of a Portfolio's net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

IX. TAXATION OF THE PORTFOLIOS AND SHAREHOLDERS
--------------------------------------------------------------------------------

    Each of the Portfolios is treated as a separate entity for federal tax purposes. Each of the Portfolios intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986. As such, each of the Portfolios will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it distributes such income and capital gains to its shareholders. Each of the Portfolios generally intends to distribute sufficient income and gains so that each of the Portfolios will not pay corporate income tax on its earnings.

    Section 817(h) of the Internal Revenue Code provides that the investments of a separate account underlying a variable insurance contract (or the investments of a mutual fund, the shares of which are owned by the variable separate account) must be "adequately diversified" in order for the contract to be treated as an annuity or life insurance for tax purposes. The Treasury Department has issued regulations prescribing these diversification requirements. Each Portfolio intends to comply with these requirements.

    Information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance Contracts is contained in the accompanying prospectus for the applicable Contract.

X. CALCULATION OF PERFORMANCE DATA
--------------------------------------------------------------------------------

    The annualized current yield of the MONEY MARKET PORTFOLIO, as may be quoted from time to time in advertisements and other communications to shareholders and potential investors, is computed by determining, for a stated seven-day period, the net change, exclusive of capital changes and including the value of additional shares purchased with dividends and any dividends declared therefrom, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge which reflects deductions from shareholder accounts (such as management fees), and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7).

    The MONEY MARKET PORTFOLIO'S annualized effective yield, as may be quoted from time to time in advertisements and other communications to shareholders and potential investors, is computed by determining (for the same stated seven-day period as for the current yield), the net change, exclusive of capital changes and including the value of additional shares purchased with dividends and any dividends declared therefrom, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the based period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

    The yields quoted in any advertisement or other communication should not be considered a representation of the yields of the MONEY MARKET PORTFOLIO in the future since the yield is not fixed. Actual yields will depend not only on the type, quality and maturities of the investments held by the MONEY MARKET PORTFOLIO and changes in interest rates on such investments, but also on changes in the Portfolio's expenses during the period.

    Yield information may be useful in reviewing the performance of the Money Market Portfolio and for providing a basis for comparison with other investment alternatives. However, unlike bank deposits or other investments which typically pay a fixed yield for a stated period of time, the Money Market Portfolio's yield fluctuates. Furthermore, the quoted yield does not reflect charges which may be imposed on the Contracts by the applicable Account and therefore is not equivalent to total return under a Contract. (For a description of such charges, see the Prospectus for the Contracts which accompanies the PROSPECTUS for the Fund.)

    The current yield of the MONEY MARKET PORTFOLIO for the seven days ending December 31, 1999 was 5.43%. The Portfolio's effective annualized yield for the seven days ending December 31, 1999 was 5.57%, assuming daily compounding.


    From time to time the Fund may quote the "yield" of each of the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the DIVERSIFIED INCOME PORTFOLIO, and the BALANCED GROWTH PORTFOLIO in advertising and sales literature. Yield is calculated for any 30-day period as follows: the amount of interest and/or dividend income for each security in the Portfolio is determined in accordance with regulatory requirements; the total for the entire portfolio constitutes the Portfolio's gross income for the period. Expenses accrued during the period are subtracted to arrive at "net investment income." The resulting amount is divided by the product of the net asset value per share on the last day of the period multiplied by the average number of Portfolio shares outstanding during the period that were entitled to dividends. This amount is added to 1 and raised to the sixth power. 1 is then subtracted from the result and the difference is multiplied by 2 to arrive at the annualized yield. The "yield" of a Portfolio does not reflect the deduction of any charges which may be imposed on the Contracts by the applicable Account which, if quoted, would reduce the yield quoted. For the 30-day period ended December 31, 1999, the yield of the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, calculated pursuant to this formula, was 5.37%, the yield of the DIVERSIFIED INCOME PORTFOLIO, calculated pursuant to this formula, was 9.59%, and the yield of the BALANCED GROWTH PORTFOLIO, calculated pursuant to this formula, was 3.21%.


    From time to time the Fund may quote the "total return" of each Portfolio in advertising and sales literature. A Portfolio's "average annual total return" represents an annualization of the Portfolio's total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of the Portfolio's operations, if shorter than any of the foregoing. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. However, average annual total return does not reflect the deduction of any charges which may be imposed on the Contracts by the applicable Account which, if quoted, would reduce the performance quoted. The formula for computing the average annual total return involves a percentage obtained by dividing the ending redeemable value by the amount of the initial investment, taking a root of the quotient (where the root is equivalent to the number of years in the period) and subtracting 1 from the result.

    The average annual total returns of the MONEY MARKET PORTFOLIO, the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the DIVERSIFIED INCOME PORTFOLIO, the BALANCED GROWTH PORTFOLIO, the UTILITIES PORTFOLIO, the DIVIDEND GROWTH PORTFOLIO, the VALUE-ADDED MARKET PORTFOLIO, the GROWTH PORTFOLIO, the AMERICAN OPPORTUNITIES PORTFOLIO, the MID-CAP EQUITY PORTFOLIO, the GLOBAL EQUITY PORTFOLIO, the DEVELOPING GROWTH PORTFOLIO and the EMERGING MARKETS PORTFOLIO for the one and five year periods (or for the period from the date of commencement of the Portfolio's operations, if shorter than any of the foregoing) ended December 31, 1999 were as follows:


                                                                                           AVERAGE ANNUAL
                                                                                          TOTAL RETURN FOR
                                                                                            PERIOD FROM
                                                                      AVERAGE ANNUAL      COMMENCEMENT OF
                                                TOTAL RETURN FOR     TOTAL RETURN FOR        OPERATIONS
                           DATE OF INCEPTION   FISCAL YEAR ENDED     FIVE YEARS ENDED         THROUGH
NAME OF PORTFOLIO           (IF APPLICABLE)    DECEMBER 31, 1999    DECEMBER 31, 1999    DECEMBER 31, 1999
-----------------          -----------------   ------------------   ------------------   ------------------
Money Market Portfolio...                                 4.78%            5.26%                5.27%
North American Government
 Securities Portfolio....                                 3.40             4.86                 4.85
Diversified Income
 Portfolio...............                                -1.83             5.36                 5.37
Balanced Growth
 Portfolio...............                                 3.52            14.26                13.97
Utilities Portfolio......                                43.71            25.27                24.66
Dividend Growth
 Portfolio...............                                 0.53            21.50                20.84
Value-Added Market
 Portfolio...............                                12.15            18.90                18.16
Growth Portfolio.........                                39.10            22.10                21.58
American Opportunities
 Portfolio...............                                55.81            33.36                32.49
Mid-Cap Equity
 Portfolio...............     1/21/1997                 *92.10              N/A               *33.75
Global Equity
 Portfolio...............                                34.14            16.29                15.74
Developing Growth
 Portfolio...............                                92.52            32.48                31.86
Emerging Markets
 Portfolio...............                                83.53             9.07                 8.93


------------------------------


* These numbers are calculated with the management fee waiver. The average annual total return without the management fee waiver for the Mid-Cap Equity Portfolio for the one year period ended December 31, 1999 and for the period from January 21, 1997 (commencement of the Portfolio's operations) through December 31, 1999 were 91.51% and 33.43%, respectively.


    In addition to the foregoing, the Fund may advertise the total return of the Portfolios over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. Such calculations similarly do not reflect the deduction of any charges which may be imposed on the Contracts by an Account. The Fund may also compute the aggregate total returns of the Portfolios for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value (without the reduction for any charges imposed on the Contracts by the applicable Account) by the initial $1,000 investment and subtracting 1 from the result.

    The total returns of the MONEY MARKET PORTFOLIO, the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the DIVERSIFIED INCOME PORTFOLIO, the BALANCED GROWTH PORTFOLIO, the UTILITIES PORTFOLIO, the DIVIDEND GROWTH PORTFOLIO, the VALUE-ADDED MARKET PORTFOLIO, the GROWTH PORTFOLIO, the AMERICAN OPPORTUNITIES PORTFOLIO, the MID-CAP EQUITY PORTFOLIO, the GLOBAL EQUITY PORTFOLIO, the DEVELOPING GROWTH PORTFOLIO and the EMERGING MARKETS PORTFOLIO for the one and five year periods (or for the period from the date of commencement of the Portfolio's operations, if shorter than any of the foregoing) ended December 31, 1999 were as follows:


                                                                                          TOTAL RETURN FOR
                                                                                            PERIOD FROM
                                                                                          COMMENCEMENT OF
                                                TOTAL RETURN FOR     TOTAL RETURN FOR        OPERATIONS
                           DATE OF INCEPTION   FISCAL YEAR ENDED     FIVE YEARS ENDED         THROUGH
NAME OF PORTFOLIO           (IF APPLICABLE)    DECEMBER 31, 1999    DECEMBER 31, 1999    DECEMBER 31, 1999
-----------------          -----------------   ------------------   ------------------   ------------------
Money Market Portfolio...                                 4.78%            29.24%               30.22%
North American Government
 Securities Portfolio....                                 3.40             26.79                27.56
Diversified Income
 Portfolio...............                                -1.83             29.85                30.84
Balanced Growth
 Portfolio...............                                 3.52             94.75                95.91
Utilities Portfolio......                                43.71            208.54               210.56
Dividend Growth
 Portfolio...............                                 0.53            164.82               164.68
Value-Added Market
 Portfolio...............                                12.15            137.63               135.83
Growth Portfolio.........                                39.10            171.33               173.14
American Opportunities
 Portfolio...............                                55.81            321.90               324.82
Mid-Cap Equity
 Portfolio...............     1/21/1997                 *92.10               N/A              *135.16
Global Equity
 Portfolio...............                                34.14            112.70               112.05
Developing Growth
 Portfolio...............                                92.52            308.03               314.49
Emerging Markets
 Portfolio...............                                83.53             54.36                55.23


------------------------------


* These numbers are calculated with the management fee waiver. The total returns without the management fee waiver for the Mid-Cap Equity Portfolio for the one year period ended December 31, 1999 and for the period from January 21, 1997 (commencement of the Portfolio's operations) through December 31, 1999 were 91.51% and 133.50%, respectively.


    The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in shares of a Portfolio by adding 1 to the Portfolio's aggregate total return to date (expressed as a decimal) and multiplying by $10,000, $50,000 or $100,000, as the case may be. Investments of $10,000, $50,000 and $100,000 in each Portfolio of the Fund at inception (January 21, 1997 in the case of the MID-CAP EQUITY PORTFOLIO and November 9, 1994 in the case of each of the other Portfolios) of the Portfolio would have grown to the following amounts at December 31, 1999:

                                                               INVESTMENT AT COMMENCEMENT OF
                                                                       OPERATIONS OF
                                                              --------------------------------
NAME OF PORTFOLIO                                             $10,000     $50,000    $100,000
-----------------                                             --------   ---------   ---------
Money Market Portfolio......................................  $13,022    $ 65,110    $130,220
North American Government Securities Portfolio..............   12,756      63,780     127,560
Diversified Income Portfolio................................   13,084      65,420     130,840
Balanced Growth Portfolio...................................   19,591      97,955     195,910
Utilities Portfolio.........................................   31,056     155,280     310,560
Dividend Growth Portfolio...................................   26,468     132,340     264,680
Value-Added Market Portfolio................................   23,583     117,915     235,830
Growth Portfolio............................................   27,314     136,570     273,140
American Opportunities Portfolio............................   42,482     212,410     424,820
Mid-Cap Equity Portfolio....................................   23,516     117,580     235,160
Global Equity Portfolio.....................................   21,205     106,025     212,050
Developing Growth Portfolio.................................   41,449     207,245     414,490
Emerging Markets Portfolio..................................   15,523      77,615     155,230

    All of the foregoing yields and returns are for Class X only. As of December 31, 1999, the Fund had not yet offered Class Y shares of any Portfolio.

    The Fund from time to time may also advertise the performance of the Portfolios relative to certain performance rankings and indexes compiled by recognized organizations.

XI. FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    EXPERTS. The financial statements of the Fund for the fiscal year ended December 31, 1999 included in the PROSPECTUS of each of Class X and Class Y, and incorporated by reference in this STATEMENT OF ADDITIONAL INFORMATION have been so included and incorporated in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

                                   * * * * *

    This STATEMENT OF ADDITIONAL INFORMATION and each of the Class X and Class Y PROSPECTUSES do not contain all of the information set forth in the REGISTRATION STATEMENT the Fund has filed with the SEC. The complete REGISTRATION STATEMENT may be obtained from the SEC.

MONEY MARKET
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999

                                                                  ANNUALIZED
PRINCIPAL                                                          YIELD ON
AMOUNT IN                                                           DATE OF            MATURITY
THOUSANDS                                                          PURCHASE              DATE            VALUE
------------------------------------------------------------------------------------------------------------------
           COMMERCIAL PAPER (73.1%)
           BANKING (12.6%)
 $ 6,240   Bank of America Corp.............................      6.08-6.13%       01/05/00-05/08/00  $  6,163,147
   1,965   Citicorp.........................................         5.90              01/26/00          1,957,031
   5,220   Morgan (J.P.) & Co. Inc..........................       6.06-6.09       01/14/00-01/27/00     5,203,764
   1,725   Northern Trust Corp..............................         6.05              02/18/00          1,711,246
   2,090   Wells Fargo & Co.................................         6.08              02/02/00          2,078,890
                                                                                                      ------------
                                                                                                        17,114,078
                                                                                                      ------------
           CONSUMER SUNDRIES (4.2%)
   5,825   Procter & Gamble Co..............................       5.92-5.93       02/16/00-02/29/00     5,776,622
                                                                                                      ------------
           DIVERSIFIED FINANCIAL SERVICES (7.3%)
   3,500   Associates Corp. of North America................         5.83          01/10/00-01/11/00     3,494,715
   2,000   Associates First Capital Corp....................         6.04              03/09/00          1,977,522
   4,500   General Electric Capital Corp....................       5.67-6.13       01/25/00-02/07/00     4,479,346
                                                                                                      ------------
                                                                                                         9,951,583
                                                                                                      ------------
           DIVERSIFIED MANUFACTURING (1.5%)
   2,000   General Electric Co..............................         5.90              02/01/00          1,989,977
                                                                                                      ------------
           FINANCE - AUTOMOTIVE (5.3%)
     750   BMW U.S. Capital Corp............................         6.41              01/04/00            749,600
   6,500   DaimlerChrysler North America Holding Corp.......       5.90-6.01       01/20/00-03/10/00     6,446,069
                                                                                                      ------------
                                                                                                         7,195,669
                                                                                                      ------------
           FINANCE - CONSUMER (9.0%)
   3,725   American Express Credit Corp.....................       6.07-6.31       01/06/00-01/19/00     3,717,574
   6,530   New Center Asset Trust...........................       5.88-6.04       02/08/00-02/15/00     6,487,209
   2,000   Norwest Financial Inc............................         5.96              02/17/00          1,984,777
                                                                                                      ------------
                                                                                                        12,189,560
                                                                                                      ------------
           FINANCE - CORPORATE (2.3%)
   3,135   Ciesco, L.P......................................       5.89-5.93       02/03/00-02/14/00     3,115,934
                                                                                                      ------------
           INSURANCE (5.4%)
   2,000   American General Finance Corp....................         6.01              03/08/00          1,978,002
   1,355   MetLife Funding Inc..............................         5.89              01/27/00          1,349,295
   3,950   Prudential Funding Corp..........................       5.92-6.28       01/10/00-01/13/00     3,943,163
                                                                                                      ------------
                                                                                                         7,270,460
                                                                                                      ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MONEY MARKET
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED

                                                                  ANNUALIZED
PRINCIPAL                                                          YIELD ON
AMOUNT IN                                                          DATE OF             MATURITY
THOUSANDS                                                          PURCHASE              DATE            VALUE
------------------------------------------------------------------------------------------------------------------
           INTERNATIONAL BANKS (17.1%)
 $ 2,000   ANZ (Del) Inc....................................         6.07%             01/12/00       $  1,996,339
   2,590   Barclays U.S. Funding Corp.......................         5.85              01/07/00          2,587,524
   2,300   Canadian Imperial Holdings Inc...................         6.50              01/03/00          2,299,171
   1,630   CBA (Del) Finance Inc............................         6.01              03/01/00          1,613,917
   2,950   Cregem North America Inc.........................         5.98              01/19/00          2,941,268
   4,545   Deutsche Bank Financial Inc......................       5.78-5.80       01/04/00-04/07/00     4,503,472
   1,980   Dresdner U.S. Finance Inc........................         5.88              02/14/00          1,965,988
   1,585   Internationale Nederlanden (U.S.) Funding
             Corp...........................................         5.88              02/04/00          1,576,393
   2,000   National Australia Funding (Del) Inc.............         5.87              01/31/00          1,990,450
   1,800   UBS Finance (Del) LLC............................         6.07              05/19/00          1,758,856
                                                                                                      ------------
                                                                                                        23,233,378
                                                                                                      ------------
           INVESTMENT BANKERS/BROKERS/SERVICES (4.8%)
   6,570   Goldman Sachs Group Inc..........................       6.08-6.23       01/21/00-03/29/00     6,494,574
                                                                                                      ------------
           OFFICE EQUIPMENT & SUPPLIES (1.8%)
   2,400   Pitney Bowes Inc.................................         6.41              01/06/00          2,397,867
                                                                                                      ------------
           UTILITIES (1.8%)
   2,500   National Rural Utilities Cooperative Finance
             Corp...........................................         5.99              03/13/00          2,470,500
                                                                                                      ------------

           TOTAL COMMERCIAL PAPER
           (AMORTIZED COST $99,200,202).............................................................    99,200,202
                                                                                                      ------------

           CERTIFICATES OF DEPOSIT (10.0%)
           MAJOR BANKS (10.0%)
   4,900   Chase Manhattan Bank (USA) N.A...................       5.60-5.90       01/20/00-02/09/00     4,900,000
   5,190   Fleet National Bank..............................       6.07-6.09       02/22/00-02/24/00     5,190,000
   3,500   U.S. Bank, N.A...................................       6.00-6.07       01/28/00-02/25/00     3,500,000
                                                                                                      ------------

           TOTAL CERTIFICATES OF DEPOSIT
           (AMORTIZED COST $13,590,000).............................................................    13,590,000
                                                                                                      ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MONEY MARKET
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED

                                                                  ANNUALIZED
PRINCIPAL                                                          YIELD ON
AMOUNT IN                                                          DATE OF             MATURITY
THOUSANDS                                                          PURCHASE              DATE            VALUE
------------------------------------------------------------------------------------------------------------------
           SHORT-TERM BANK NOTE (1.5%)
           MAJOR BANKS
 $ 2,000   First USA Bank, N.A. (AMORTIZED COST
             $2,000,000)....................................         5.88%             02/11/00       $  2,000,000
                                                                                                      ------------

           U.S. GOVERNMENT AGENCIES (15.6%)
   1,000   Federal Farm Credit Bank.........................         4.99              03/17/00            989,972
   4,170   Federal Home Loan Banks..........................       4.99-5.86       03/03/00-06/09/00     4,098,323
   5,306   Federal Home Loan Mortgage Corp..................       5.55-5.80       06/13/00-07/06/00     5,155,473
  11,245   Federal National Mortgage Assoc..................       4.93-5.95       03/15/00-08/07/00    10,947,654
                                                                                                      ------------

           TOTAL U.S. GOVERNMENT AGENCIES
           (AMORTIZED COST $21,191,422).............................................................    21,191,422
                                                                                                      ------------

TOTAL INVESTMENTS
(AMORTIZED COST $135,981,624) (A).........................................................  100.2%    135,981,624

LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS............................................   (0.2)       (306,384)
                                                                                            -----   -------------

NET ASSETS................................................................................  100.0%  $ 135,675,240
                                                                                            -----   -------------
                                                                                            -----   -------------

---------------------

(a)  Cost is the same for federal income tax purposes.

                       SEE NOTES TO FINANCIAL STATEMENTS

NORTH AMERICAN GOVERNMENT SECURITIES
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999

 PRINCIPAL
 AMOUNT IN                                                         COUPON         MATURITY
 THOUSANDS                                                          RATE            DATE           VALUE
-----------------------------------------------------------------------------------------------------------
             U.S. GOVERNMENT AGENCY & OBLIGATIONS (33.2%)
$    1,500   Federal Home Loan Banks...........................       7.05 %      04/03/00      $1,503,765
             U.S. Treasury Notes
       500   ..................................................       5.375       06/30/03         484,995
       150   ..................................................       5.50        04/15/00         150,018
       500   ..................................................       5.625       12/31/02         490,755
       500   ..................................................       5.875       10/31/01         496,915
                                                                                                ----------
             TOTAL U.S. GOVERNMENT AGENCY & OBLIGATIONS
             (IDENTIFIED COST $3,170,844).....................................................   3,126,448
                                                                                                ----------

             MORTGAGE-BACKED SECURITIES (45.6%)
             Federal Home Loan Mortgage Corp.
       423   ..................................................       6.892       04/01/26         427,709
        74   ..................................................       7.50        06/01/11          74,142
             Federal Home Loan Mortgage Corp. PC Gold
        32   ..................................................       5.50        11/01/00          31,213
         2   ..................................................       7.00        07/01/00           1,944
       183   ..................................................       7.00        09/01/17         178,904
       340   ..................................................       7.00        02/01/28         329,261
        97   ..................................................       7.50    05/01/11-08/01/11     97,730
             Federal National Mortgage Assoc.
        33   ..................................................       6.00        09/01/00          32,665
        30   ..................................................       6.50        07/01/02          29,047
        92   ..................................................       6.582       12/01/26          93,436
        61   ..................................................       6.75        01/01/22          61,159
       119   ..................................................       6.893       03/01/27         121,224
         6   ..................................................       6.95        07/01/24           6,477
         4   ..................................................       6.975       04/01/27           4,420
         8   ..................................................       6.988       09/01/26           8,066
        81   ..................................................       7.00    06/01/02-01/01/03     80,344
       596   ..................................................       7.00        07/01/03         594,026
         5   ..................................................       7.10        05/01/27           5,551
       554   ..................................................       7.149       12/01/27         557,202
       733   ..................................................       7.447       11/01/25         748,318
             Government National Mortgage Assoc. II
        66   ..................................................       6.375       02/20/23          66,896
        31   ..................................................       6.375       06/20/25          30,819
        28   ..................................................       6.375       01/20/26          27,895
        24   ..................................................       6.375       05/20/26          24,662

                       SEE NOTES TO FINANCIAL STATEMENTS

NORTH AMERICAN GOVERNMENT SECURITIES
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED

PRINCIPAL
AMOUNT IN                                                          COUPON        MATURITY
THOUSANDS                                                           RATE           DATE           VALUE
-----------------------------------------------------------------------------------------------------------
$      124   ..................................................       6.75 %      07/20/27      $  124,576
       124   ..................................................       6.75        08/20/27         124,230
       417   ..................................................       7.50        12/20/28         411,065
                                                                                                ----------

             TOTAL MORTGAGE-BACKED SECURITIES
             (IDENTIFIED COST $4,350,746).....................................................   4,292,981
                                                                                                ----------

             SHORT-TERM INVESTMENTS (20.5%)
             U.S. GOVERNMENT AGENCIES (a) (15.9%)
       500   Federal Farm Credit Bank..........................       5.14        01/28/00         498,073
     1,000   Federal Home Loan Mortgage Corp...................       5.75        01/10/00         998,562
                                                                                                ----------

             TOTAL U.S. GOVERNMENT AGENCIES
             (AMORTIZED COST $1,496,635)......................................................   1,496,635
                                                                                                ----------

             REPURCHASE AGREEMENT (4.6%)
       437   The Bank of New York (dated 12/31/99; proceeds
               $437,191) (b) (IDENTIFIED COST $437,136)........       1.50        01/03/00         437,136
                                                                                                ----------

             TOTAL SHORT-TERM INVESTMENTS
             (IDENTIFIED COST $1,933,771).....................................................   1,933,771
                                                                                                ----------

TOTAL INVESTMENTS
(IDENTIFIED COST $9,455,361) (C)............................................................   99.3%    9,353,200

CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES..............................................    0.7        67,442
                                                                                              -----   -----------

NET ASSETS..................................................................................  100.0%  $ 9,420,642
                                                                                              -----   -----------
                                                                                              -----   -----------

---------------------

(a) Securities were purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.
(b) Collateralized by $306,619 U.S. Treasury Note 11.25% due 02/15/15 valued at $446,227.
(c) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $2,633 and the aggregate gross unrealized depreciation is $104,794, resulting in net unrealized depreciation of $102,161.

                       SEE NOTES TO FINANCIAL STATEMENTS

DIVERSIFIED INCOME
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999

  PRINCIPAL
  AMOUNT IN                                                        COUPON       MATURITY
  THOUSANDS                                                         RATE          DATE            VALUE
-----------------------------------------------------------------------------------------------------------
               GOVERNMENT & CORPORATE BONDS (93.0%)
               FOREIGN (24.0%)
               AUSTRALIA (0.0%)
               CABLE TELEVISION
$      1,300   Australis Holdings Property Ltd. (a)..............  15.00++%      11/01/02      $    19,500
           3   Australis Media Ltd. (a)..........................  15.75++      05/15/03                16
                                                                                               -----------

               TOTAL AUSTRALIA...............................................................       19,516
                                                                                               -----------

               BERMUDA (0.2%)
               OTHER TELECOMMUNICATIONS
         200   Globenet Communications Group, Ltd. - 144A*.......  13.00        07/15/07           203,000
                                                                                               -----------

               CANADA (1.2%)
               BEVERAGES - NON-ALCOHOLIC (0.6%)
         500   Sparkling Spring Water............................  11.50        11/15/07           395,000
                                                                                               -----------
               CELLULAR TELEPHONE (0.2%)
         200   Clearnet Communications Inc.......................  14.75++      12/15/05           197,000
                                                                                               -----------
               CONSUMER/BUSINESS SERVICES (0.2%)
         200   MDC Communications Corp...........................  10.50        12/01/06           197,500
                                                                                               -----------
               CONSUMER ELECTRONICS/APPLIANCES (0.0%)
         750   International Semi-Tech Microelectronics (a)......  11.50++      08/15/03            37,500
                                                                                               -----------
               OTHER TELECOMMUNICATIONS (0.2%)
         200   Worldwide Fiber Inc. - 144A*......................  12.00        08/01/09           206,500
                                                                                               -----------

               TOTAL CANADA..................................................................    1,033,500
                                                                                               -----------

               DENMARK (4.2%)
               FOREIGN GOVERNMENT OBLIGATIONS
 DKK  10,000   Kingdom of Denmark (b)............................   8.00        11/15/01         1,431,139
      16,000   Kingdom of Denmark................................   6.00        11/15/02         2,223,658
                                                                                               -----------

               TOTAL DENMARK.................................................................    3,654,797
                                                                                               -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DIVERSIFIED INCOME
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED

 PRINCIPAL
 AMOUNT IN                                                         COUPON      MATURITY
 THOUSANDS                                                         RATE          DATE             VALUE
-----------------------------------------------------------------------------------------------------------
               GERMANY (4.0%)
               FOREIGN GOVERNMENT OBLIGATIONS
 EUR   1,700   Germany (Federal Republic of).....................   4.50%       05/17/02       $ 1,714,477
       1,750   Germany (Federal Republic of).....................   4.50        08/19/02         1,762,790
                                                                                               -----------

               TOTAL GERMANY.................................................................    3,477,267
                                                                                               -----------

               NETHERLANDS (4.8%)
               FOREIGN GOVERNMENT OBLIGATIONS (4.5%)
       1,500   Netherlands Government Bond.......................   8.50        03/15/01         1,587,152
       2,250   Netherlands Government Bond.......................   5.75        09/15/02         2,332,073
                                                                                               -----------
                                                                                                 3,919,225
                                                                                               -----------
               OTHER TELECOMMUNICATIONS (0.3%)
$        200   Versatel Telecommunications BV....................  13.25        05/15/08           213,000
                                                                                               -----------

               TOTAL NETHERLANDS.............................................................    4,132,225
                                                                                               -----------

               NEW ZEALAND (1.9%)
               EXTRA GOVERNMENTAL INSTITUTIONS - BANKS
 NZD   3,000   International Bank for Reconstruction &
                 Development (b).................................   7.25        04/09/01         1,579,992
                                                                                               -----------

               NORWAY (4.1%)
               CONTRACT DRILLING (0.3%)
$        400   Northern Offshore ASA.............................  10.00        05/15/05           244,000
                                                                                               -----------
               FOREIGN GOVERNMENT OBLIGATION (3.8%)
 NOK  26,060   Norway Government Bond (b)........................   7.00        05/31/01         3,293,654
                                                                                               -----------

               TOTAL NORWAY..................................................................    3,537,654
                                                                                               -----------

               UNITED KINGDOM (3.6%)
               CELLULAR TELEPHONE (0.2%)
$        300   Dolphin Telecom PLC...............................  14.00++      05/15/09           138,000
                                                                                               -----------
               FOREIGN GOVERNMENT OBLIGATION (2.5%)
 GBP   1,300   U.K. Treasury Bond................................   7.00        06/07/02         2,122,592
                                                                                               -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DIVERSIFIED INCOME
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED

 PRINCIPAL
 AMOUNT IN                                                         COUPON      MATURITY
 THOUSANDS                                                         RATE          DATE             VALUE
-----------------------------------------------------------------------------------------------------------
               INTERNATIONAL BANKS (0.7%)
  GBP    400   Abbey National Treasury Service (b)...............   7.125%      03/14/01       $   647,517
                                                                                               -----------
               OTHER TELECOMMUNICATIONS (0.2%)
$        200   Esprit Telecom Group PLC..........................  10.875       06/15/08           198,000
                                                                                               -----------

               TOTAL UNITED KINGDOM..........................................................    3,106,109
                                                                                               -----------

               TOTAL FOREIGN
               (IDENTIFIED COST $22,717,358).................................................   20,744,060
                                                                                               -----------

               UNITED STATES (69.0%)
               CORPORATE BONDS (29.1%)
               ADVERTISING (0.3%)
         300   Interep National Radio Sales......................  10.00        07/01/08           291,000
                                                                                               -----------
               AEROSPACE (0.3%)
         300   Sabreliner Corp. - 144A*..........................  11.00        06/15/08           237,000
                                                                                               -----------
               BROADCAST/MEDIA (0.5%)
         400   Tri-State Outdoor Media Group, Inc................  11.00        05/15/08           394,000
                                                                                               -----------
               CABLE TELEVISION (1.7%)
         400   21st Century Telecom Group, Inc...................  12.25++      02/15/08           268,000
         300   Knology Holdings Inc..............................  11.875++      10/15/07          201,000
         400   Optel, Inc. (a)...................................  13.00        02/15/05           296,000
       1,000   Optel, Inc. (Series B) (a)........................  11.50        07/01/08           720,000
                                                                                               -----------
                                                                                                 1,485,000
                                                                                               -----------
               CASINO/GAMBLING (1.2%)
       1,200   Aladdin Gaming/Capital Corp. LLC (Series B).......  13.50++      03/01/10           486,000
         850   Fitzgeralds Gaming Corp. (Series B) (c)...........  12.25        12/15/04           467,500
         115   Lady Luck Gaming Financial Corp. (Series SA)......  11.875       03/01/01           116,150
                                                                                               -----------
                                                                                                 1,069,650
                                                                                               -----------
               CELLULAR TELEPHONE (1.8%)
         200   American Cellular Corp............................  10.50        05/15/08           220,500
         200   Dobson/Sygnet Communications......................  12.25        12/15/08           220,000
         500   McCaw International Ltd...........................  13.00++      04/15/07           349,480

                       SEE NOTES TO FINANCIAL STATEMENTS

DIVERSIFIED INCOME
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED

 PRINCIPAL
 AMOUNT IN                                                         COUPON      MATURITY
 THOUSANDS                                                         RATE          DATE             VALUE
-----------------------------------------------------------------------------------------------------------
$        300   Nextel Communications, Inc........................  10.65++%      09/15/07      $   226,500
         300   Tritel PCS Inc. - 144A*...........................  12.75++      05/15/09           189,000
         500   Triton PCS Inc....................................  11.00++      05/01/08           355,000
                                                                                               -----------
                                                                                                 1,560,480
                                                                                               -----------
               CONSTRUCTION/AGRICULTURAL EQUIPMENT/TRUCKS (0.2%)
         200   J.B. Poindexter & Co., Inc........................  12.50        05/15/04           191,000
                                                                                               -----------
               CONSUMER/BUSINESS SERVICES (1.3%)
         200   Anacomp, Inc. (Series B)..........................  10.875       04/01/04           199,500
         500   Comforce Operating, Inc...........................  12.00        12/01/07           325,000
         700   Entex Information Services, Inc...................  12.50        08/01/06           315,000
         300   Muzak LLC.........................................   9.875       03/15/09           289,500
                                                                                               -----------
                                                                                                 1,129,000
                                                                                               -----------
               CONSUMER ELECTRONICS/APPLIANCES (0.4%)
         310   Windmere-Durable Holdings, Inc....................  10.00        07/31/08           302,250
                                                                                               -----------
               CONSUMER SPECIALTIES (0.7%)
         700   Samsonite Corp....................................  10.75        06/15/08           612,500
                                                                                               -----------
               CONTAINERS/PACKAGING (1.1%)
         325   Berry Plastics Corp...............................  12.25        04/15/04           333,125
         735   Envirodyne Industries, Inc........................  10.25        12/01/01           411,600
         200   Impac Group Inc. (Series B).......................  10.125       03/15/08           182,000
                                                                                               -----------
                                                                                                   926,725
                                                                                               -----------
               DIVERSIFIED ELECTRONIC PRODUCTS (0.3%)
         300   High Voltage Engineering, Inc.....................  10.75        08/15/04           256,500
                                                                                               -----------
               DIVERSIFIED FINANCIAL SERVICES (1.5%)
  GBP    800   General Electric Capital Corp. (b)................   6.625       03/16/01         1,287,146
                                                                                               -----------
               DIVERSIFIED MANUFACTURING (0.7%)
$        200   Eagle-Picher Industries, Inc......................   9.375       03/01/08           175,000
         200   Jordan Industries, Inc. (Series D)................  10.375       08/01/07           200,000
         325   Jordan Industries, Inc. (Series B)................  11.75++      04/01/09           217,750
                                                                                               -----------
                                                                                                   592,750
                                                                                               -----------
               ELECTRONIC DISTRIBUTORS (0.1%)
         400   CHS Electronics, Inc..............................   9.875       04/15/05            48,000
                                                                                               -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DIVERSIFIED INCOME
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED

 PRINCIPAL
 AMOUNT IN                                                         COUPON      MATURITY
 THOUSANDS                                                         RATE          DATE             VALUE
-----------------------------------------------------------------------------------------------------------
               FOOD CHAINS (0.6%)
$        250   Big V Supermarkets, Inc. (Series B)...............  11.00%       02/15/04       $   245,000
         500   Pueblo Xtra International, Inc. (Series C)........   9.50        08/01/03           300,000
                                                                                               -----------
                                                                                                   545,000
                                                                                               -----------
               FOOD DISTRIBUTORS (0.5%)
         300   Fleming Companies, Inc. (Series B)................  10.625       07/31/07           270,750
         200   Volume Services of America Inc....................  11.25        03/01/09           197,000
                                                                                               -----------
                                                                                                   467,750
                                                                                               -----------
               HOTELS/RESORTS (0.5%)
         300   Epic Resorts LLC (Series B).......................  13.00        06/15/05           240,000
         299   Resort At Summerlin (Series B)....................  13.00        12/15/07           209,487
                                                                                               -----------
                                                                                                   449,487
                                                                                               -----------
               INDUSTRIAL SPECIALTIES (1.0%)
         200   Cabot Safety Corp.................................  12.50        07/15/05           204,000
         200   Indesco International Inc.........................   9.75        04/15/08            90,000
         350   International Wire Group, Inc. (Series B).........  11.75        06/01/05           361,375
         250   Outsourcing Services Group, Inc. (Series B).......  10.875       03/01/06           222,500
                                                                                               -----------
                                                                                                   877,875
                                                                                               -----------
               MEDICAL SPECIALTIES (0.8%)
         600   Mediq Inc./PRN Life Support Services Inc..........  11.00        06/01/08           240,000
         600   Universal Hospital Services, Inc..................  10.25        03/01/08           409,500
                                                                                               -----------
                                                                                                   649,500
                                                                                               -----------
               MEDICAL/NURSING SERVICES (0.3%)
         500   Pediatric Services of America, Inc. (Series A)....  10.00        04/15/08           230,000
                                                                                               -----------
               MILITARY/GOV'T/TECHNICAL (0.2%)
         200   Loral Space & Communications Ltd..................   9.50        01/15/06           182,000
                                                                                               -----------
               OFFICE EQUIPMENT/SUPPLIES (0.5%)
         700   Mosler, Inc.......................................  11.00        04/15/03           413,000
                                                                                               -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DIVERSIFIED INCOME
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED

 PRINCIPAL
 AMOUNT IN                                                         COUPON      MATURITY
 THOUSANDS                                                         RATE          DATE             VALUE
-----------------------------------------------------------------------------------------------------------
               OIL REFINING/MARKETING (0.0%)
$        500   Transamerican Refining Corp. (Series B) (a) (c)...  16.00%       06/30/03       $     7,500
                                                                                               -----------
               OTHER TELECOMMUNICATIONS (3.9%)
         600   Birch Telecom Inc.................................  14.00        06/15/08           606,000
         300   DTI Holdings Inc. (Series B)......................  12.50++      03/01/08           111,000
       1,700   Firstworld Communications, Inc....................  13.00++      04/15/08         1,020,000
         300   Pac-West Telecomm Inc. (Series B).................  13.50        02/01/09           310,500
         300   Primus Telecommunication Group, Inc...............  11.75        08/01/04           303,000
         300   Primus Telecommunication Group, Inc.
                 (Series B)......................................   9.875       05/15/08           276,000
         200   Viatel Inc........................................  11.25        04/15/08           201,000
         600   World Access, Inc. (d)............................  13.25        01/15/08           540,000
                                                                                               -----------
                                                                                                 3,367,500
                                                                                               -----------
               PRINTING/FORMS (0.2%)
         300   Premier Graphics Inc..............................  11.50        12/01/05           210,000
                                                                                               -----------
               RESTAURANTS (0.5%)
         550   FRD Acquisition Corp. (Series B)..................  12.50        07/15/04           280,500
         200   Friendly Ice Cream Corp...........................  10.50        12/01/07           172,000
                                                                                               -----------
                                                                                                   452,500
                                                                                               -----------
               RETAIL - SPECIALTY (0.6%)
         200   Pantry, Inc.......................................  10.25        10/15/07           195,000
         300   Petro Stopping Centers............................  10.50        02/01/07           278,250
                                                                                               -----------
                                                                                                   473,250
                                                                                               -----------
               SPECIALTY FOODS/CANDY (0.3%)
       1,839   SFAC New Holdings Inc. (d)........................  13.00++      06/15/09           275,862
                                                                                               -----------
               TELECOMMUNICATIONS (3.6%)
         200   CapRock Communications Corp. (Series B)...........  12.00        07/15/08           207,000
         400   Covad Communications Group, Inc...................  12.50        02/15/09           416,000
         600   e. Spire Communications, Inc......................  13.75        07/15/07           426,000
         300   Focal Communications Corp. (Series B).............  12.125++      02/15/08          198,000
         250   GST Equipment Funding.............................  13.25        05/01/07           247,500

                       SEE NOTES TO FINANCIAL STATEMENTS

DIVERSIFIED INCOME
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED

 PRINCIPAL
 AMOUNT IN                                                         COUPON      MATURITY
 THOUSANDS                                                         RATE          DATE             VALUE
-----------------------------------------------------------------------------------------------------------
$        200   Hyperion Telecommunication, Inc. (Series B).......  12.25%       09/01/04       $   216,500
         400   In-Flight Phone Corp. (Series B) (a) (c)..........  14.00        05/15/02            44,000
         200   Level 3 Communications, Inc.......................   9.125       05/01/08           189,250
         150   NextLink Communications, Inc......................  12.50        04/15/06           160,500
         250   NextLink Communications, Inc......................  10.75        06/01/09           259,375
         500   Rhythms Netconnections............................  12.75        04/15/09           482,500
         300   Talton Holdings, Inc. (Series B)..................  11.00        06/30/07           285,000
                                                                                               -----------
                                                                                                 3,131,625
                                                                                               -----------
               TELECOMMUNICATION EQUIPMENT (0.2%)
       1,900   FWT, Inc. (a) (c).................................   9.875       11/15/07           152,000
                                                                                               -----------
               WIRELESS COMMUNICATIONS (3.3%)
       1,000   Advanced Radio Telecom Corp.......................  14.00        02/15/07           910,000
         100   Arch Escrow Corp..................................  13.75        04/15/08            81,000
         100   CellNet Data Systems, Inc. - 144A*................  15.00        01/07/00           100,000
       1,800   CellNet Data Systems, Inc.........................  14.00++      10/01/07           216,000
         250   Globalstar LP/Capital Corp........................  11.375       02/15/04           167,500
         150   Globalstar LP/Capital Corp........................  11.50        06/01/05           100,500
         300   Orbcomm Global LP/Capital Corp....................  14.00        08/15/04           207,000
         300   Paging Network, Inc...............................  10.125       08/01/07            93,000
       1,050   Paging Network, Inc...............................  10.00        10/15/08           325,500
         400   USA Mobile Communications Holdings, Inc...........  14.00        11/01/04           364,000
         250   Winstar Equipment Corp............................  12.50        03/15/04           270,000
                                                                                               -----------
                                                                                                 2,834,500
                                                                                               -----------

               TOTAL CORPORATE BONDS
               (IDENTIFIED COST $31,094,082).................................................   25,102,350
                                                                                               -----------

               MORTGAGE-BACKED SECURITIES (24.0%)
         377   Federal Home Loan Mortgage Corp. (0.4%)...........   7.00        06/01/04           376,275
                                                                                               -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DIVERSIFIED INCOME
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED

 PRINCIPAL
 AMOUNT IN                                                         COUPON      MATURITY
 THOUSANDS                                                         RATE          DATE             VALUE
-----------------------------------------------------------------------------------------------------------
               Federal National Mortgage Assoc. (7.9%)
$      2,602   ..................................................   6.00%  02/01/11-03/01/28   $ 2,403,687
       2,354   ..................................................   6.50   04/01/12-04/01/26     2,240,698
       2,031   ..................................................   7.00        07/01/25         1,963,296
         175   ..................................................   8.00        07/01/26           176,659
                                                                                               -----------
                                                                                                 6,784,340
                                                                                               -----------
               Government National Mortgage Assoc. (15.7%)
       4,820   ..................................................   6.00        11/15/28         4,387,817
       5,805   ..................................................   6.50   01/15/24-04/20/28     5,448,727
       1,622   ..................................................   7.00        09/15/22         1,566,760
       1,666   ..................................................   7.50        07/15/26         1,650,064
         437   ..................................................   8.00        06/15/26           441,351
                                                                                               -----------
                                                                                                13,494,719
                                                                                               -----------

               TOTAL MORTGAGE-BACKED SECURITIES
               (IDENTIFIED COST $21,585,402).................................................   20,655,334
                                                                                               -----------

               U.S. GOVERNMENT & AGENCY OBLIGATIONS (15.9%)
         500   Federal Home Loan Banks (0.6%)....................   5.53        01/15/03           482,345
                                                                                               -----------
         500   Federal National Mortgage Assoc. (0.6%)...........   5.60        02/02/01           495,425
                                                                                               -----------
       6,000   Resolution Funding Corp. (b) (4.3%)...............   0.00   01/15/05-10/15/07     3,695,320
                                                                                               -----------
       1,000   Tennessee Valley Authority (b) (1.1%).............   0.00        07/15/00           967,770
                                                                                               -----------
               U.S. Treasury Notes (b) (9.3%)
       1,000   ..................................................   6.375       09/30/01         1,001,970
       3,300   ..................................................   5.875       11/30/01         3,278,880
       2,000   ..................................................   6.25        01/31/02         1,999,820
         500   ..................................................   6.25        08/31/02           499,415
       1,300   ..................................................   5.75        11/30/02         1,280,656
                                                                                               -----------
                                                                                                 8,060,741
                                                                                               -----------

               TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
               (IDENTIFIED COST $14,021,466).................................................   13,701,601
                                                                                               -----------

               TOTAL UNITED STATES
               (IDENTIFIED COST $66,700,950).................................................   59,459,285
                                                                                               -----------

               TOTAL GOVERNMENT & CORPORATE BONDS
               (IDENTIFIED COST $89,418,308).................................................   80,203,345
                                                                                               -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DIVERSIFIED INCOME
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (e) (0.0%)
           CASINO/GAMBLING (0.0%)
      787  Fitzgerald Gaming Corp. (Class D)*......................................................  $         1
                                                                                                     -----------
           CLOTHING/SHOE/ACCESSORY SHOES (0.0%)
   50,166  County Seat Stores, Inc. (d)............................................................          451
                                                                                                     -----------
           MEDICAL/NURSING SERVICES (0.0%)
   34,888  Raintree Healthcare Corp. (d)...........................................................       31,399
                                                                                                     -----------
           OTHER TELECOMMUNICATIONS (0.0%)
    1,885  World Access, Inc. (d)..................................................................       36,522
                                                                                                     -----------
           SPECIALTY FOODS/CANDY (0.0%)
      100  SFAC New Holdings Inc. (d)*.............................................................           25
                                                                                                     -----------
           TEXTILES (0.0%)
   11,192  United States Leather, Inc. (d).........................................................          101
                                                                                                     -----------

           TOTAL COMMON STOCKS
           (IDENTIFIED COST $945,854)..............................................................       68,499
                                                                                                     -----------

           CONVERTIBLE PREFERRED STOCKS (e) (0.0%)
           OIL REFINING/MARKETING
      878  TCR Holding Corp. (Class B) (Non-Voting)................................................            9
      483  TCR Holding Corp. (Class C) (Non-Voting)................................................            5
    1,273  TCR Holding Corp. (Class D) (Non-Voting)................................................           13
    2,633  TCR Holding Corp. (Class E) (Non-Voting)................................................           26
                                                                                                     -----------

           TOTAL CONVERTIBLE PREFERRED STOCKS
           (IDENTIFIED COST $313)..................................................................           53
                                                                                                     -----------

NUMBER OF                                                                                  EXPIRATION
WARRANTS                                                                                      DATE
---------                                                                                  ----------
           WARRANTS (e) (0.4%)
           BROADCASTING (0.0%)
      300  UIH Australia/Pacific Inc.....................................................    05/15/06        9,000
                                                                                                       -----------
           CASINO/GAMBLING (0.0%)
    9,000  Aladdin Gaming Enterprises, Inc. - 144A*......................................    03/01/10           90
                                                                                                       -----------
           CELLULAR TELEPHONE (0.0%)
      500  McCaw International Ltd. - 144A*..............................................    04/15/07        4,000
                                                                                                       -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DIVERSIFIED INCOME
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED

NUMBER OF                                                                                  EXPIRATION
WARRANTS                                                                                      DATE        VALUE
------------------------------------------------------------------------------------------------------------------
           HOTELS/RESORTS (0.0%)
      300  Epic Resorts LLC/Capital - 144A*..............................................    06/15/05  $         3
      250  Resort At Summerlin - 144A*...................................................    12/15/07            2
                                                                                                       -----------
                                                                                                                 5
                                                                                                       -----------
           OIL REFINING/MARKETING (0.0%)
      500  Transamerican Refining Corp. - 144A*..........................................    06/30/03            1
                                                                                                       -----------
           OTHER TELECOMMUNICATIONS (0.4%)
      500  Birch Telecom Inc. - 144A*....................................................    06/15/08       27,500
    1,500  DTI Holdings, Inc. - 144A*....................................................    03/01/08           15
    1,700  Firstworld Communications, Inc. - 144A*.......................................    04/15/08      204,000
      200  Versatel Telecom - 144A* (Netherlands)........................................    05/15/08       80,000
                                                                                                       -----------
                                                                                                           311,515
                                                                                                       -----------

           TOTAL WARRANTS
           (IDENTIFIED COST $1,782)..................................................................      324,611
                                                                                                       -----------

  PRINCIPAL
  AMOUNT IN                                                        COUPON       MATURITY
  THOUSANDS                                                         RATE          DATE
-------------                                                      ------  ------------------
               SHORT-TERM INVESTMENTS (4.7%)
               UNITED STATES
               TIME DEPOSIT (f) (0.5%)
  EUR    396   Chase Manhattan Bank
                 (IDENTIFIED COST $403,197)......................   3.00%       01/21/00           397,977
                                                                                               -----------

               U.S. GOVERNMENT AGENCY (g) (4.2%)
$      3,650   Federal Home Loan Mortgage Corp. (AMORTIZED COST
                 $3,649,696).....................................   1.50        01/03/00         3,649,696
                                                                                               -----------

               TOTAL SHORT-TERM INVESTMENTS
               (IDENTIFIED COST $4,052,893)..................................................    4,047,673
                                                                                               -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DIVERSIFIED INCOME
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED

                                                                                                       VALUE
-----------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS
(IDENTIFIED COST $94,419,150) (H)..........................................................   98.1%  $ 84,644,181

CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES.............................................    1.9      1,626,237
                                                                                             -----   ------------

NET ASSETS.................................................................................  100.0%  $ 86,270,418
                                                                                             -----   ------------
                                                                                             -----   ------------

---------------------

 *   Resale is restricted to qualified institutional investors.
++ Currently a zero coupon bond and will pay interest at the rate shown at a future specified date.
(a)  Issuer in bankruptcy.
(b) Some or all of these securities are segregated in connection with open forward foreign currency contracts.
(c)  Non-income producing securities; issuer in default.
(d)  Acquired through exchange offer.
(e)  Non-income producing securities.
(f)  Subject to withdrawal restrictions until maturity.
(g) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(h) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $1,175,279 and the aggregate gross unrealized depreciation is $10,950,248, resulting in net unrealized depreciation of $9,774,969.

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT DECEMBER 31, 1999:

                                                       UNREALIZED
     CONTRACTS           IN EXCHANGE      DELIVERY    APPRECIATION
    TO DELIVER               FOR            DATE     (DEPRECIATION)
-------------------------------------------------------------------
     GBP    646,100           $1,043,871  02/28/00    $        933
    NZD   2,058,666           $1,052,802  02/29/00         (25,322)
     NZD    871,237            $ 445,877  02/29/00         (10,390)
    GBP   1,359,000           $2,172,253  03/03/00         (21,445)
                                                      ------------
      Net unrealized depreciation..................   $    (56,224)
                                                      ============

CURRENCY ABBREVIATIONS:

GBP  British Pound.
DKK  Danish Krone.
EUR  Euro.
NZD  New Zealand Dollar.
NOK  Norwegian Krone.

                       SEE NOTES TO FINANCIAL STATEMENTS

BALANCED GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (62.9%)
           AEROSPACE (2.5%)
  50,000   United Technologies Corp...............................................................  $  3,250,000
                                                                                                    ------------
           ALUMINUM (2.5%)
  38,500   Alcoa Inc..............................................................................     3,195,500
                                                                                                    ------------
           AUTO PARTS: O.E.M. (2.3%)
 190,000   Delphi Automotive Systems Corp.........................................................     2,992,500
                                                                                                    ------------
           BEVERAGES - NON-ALCOHOLIC (2.3%)
  82,500   PepsiCo, Inc...........................................................................     2,908,125
                                                                                                    ------------
           CONSTRUCTION/AGRICULTURAL EQUIPMENT/TRUCKS (2.5%)
  74,000   Deere & Co.............................................................................     3,209,750
                                                                                                    ------------
           DEPARTMENT STORES (2.4%)
  95,500   May Department Stores Co...............................................................     3,079,875
                                                                                                    ------------
           DISCOUNT CHAINS (2.3%)
  39,500   Dayton Hudson Corp.....................................................................     2,900,781
                                                                                                    ------------
           DIVERSIFIED MANUFACTURING (2.4%)
  31,000   Minnesota Mining & Manufacturing Co....................................................     3,034,125
                                                                                                    ------------
           ELECTRIC UTILITIES (4.4%)
  92,000   GPU, Inc...............................................................................     2,754,250
  88,000   Unicom Corp............................................................................     2,948,000
                                                                                                    ------------
                                                                                                       5,702,250
                                                                                                    ------------
           ELECTRONIC DATA PROCESSING (2.3%)
  27,000   International Business Machines Corp...................................................     2,916,000
                                                                                                    ------------
           FINANCE COMPANIES (2.1%)
 100,500   Associates First Capital Corp. (Class A)...............................................     2,757,469
                                                                                                    ------------
           FOREST PRODUCTS (2.4%)
  43,500   Weyerhaeuser Co........................................................................     3,123,844
                                                                                                    ------------
           MAJOR BANKS (4.4%)
  55,500   Bank of America Corp...................................................................     2,785,406
 127,500   KeyCorp................................................................................     2,820,938
                                                                                                    ------------
                                                                                                       5,606,344
                                                                                                    ------------
           MAJOR CHEMICALS (2.4%)
  46,000   Du Pont (E.I.) de Nemours & Co., Inc...................................................     3,030,250
                                                                                                    ------------
           MAJOR PHARMACEUTICALS (2.3%)
  45,000   Bristol-Myers Squibb Co................................................................     2,888,438
                                                                                                    ------------
           MAJOR U.S. TELECOMMUNICATIONS (2.1%)
  53,000   AT&T Corp..............................................................................     2,689,750
                                                                                                    ------------
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           MEAT/POULTRY/FISH (2.4%)
 136,500   ConAgra, Inc...........................................................................  $  3,079,781
                                                                                                    ------------
           MOTOR VEHICLES (4.6%)
  56,000   Ford Motor Co..........................................................................     2,992,500
  40,000   General Motors Corp....................................................................     2,907,500
                                                                                                    ------------
                                                                                                       5,900,000
                                                                                                    ------------
           MULTI-SECTOR COMPANIES (2.2%)
  18,500   General Electric Co....................................................................     2,862,875
                                                                                                    ------------
           OIL/GAS TRANSMISSION (2.6%)
  74,000   Enron Corp.............................................................................     3,283,750
                                                                                                    ------------
           OTHER METALS/MINERALS (2.6%)
  50,000   Phelps Dodge Corp......................................................................     3,356,250
                                                                                                    ------------
           PACKAGE GOODS/COSMETICS (2.3%)
  27,000   Procter & Gamble Co....................................................................     2,958,187
                                                                                                    ------------
           RAILROADS (2.4%)
  97,500   CSX Corp...............................................................................     3,059,062
                                                                                                    ------------
           SEMICONDUCTORS (2.2%)
  35,000   Intel Corp.............................................................................     2,878,750
                                                                                                    ------------

           TOTAL COMMON STOCKS
           (IDENTIFIED COST $74,731,551)..........................................................    80,663,656
                                                                                                    ------------

PRINCIPAL
AMOUNT IN
THOUSANDS
---------
           CORPORATE BONDS (1.1%)
           ELECTRONIC DATA PROCESSING (0.4%)
 $   500   IBM Corp.
             7.00% due 10/30/25...................................................................       469,190
                                                                                                    ------------
           INTERNATIONAL BANKS (0.1%)
     100   Abbey National PLC (United Kingdom)
             6.69% due 10/17/05...................................................................        96,537
                                                                                                    ------------
           MAJOR PHARMACEUTICALS (0.0%)
      45   Lilly (Eli) & Co.
             8.375% due 12/01/06..................................................................        47,772
                                                                                                    ------------
           MAJOR U.S. TELECOMMUNICATIONS (0.3%)
     400   MCI Communication Corp.
             6.95% due 08/15/06...................................................................       389,372
                                                                                                    ------------
           PAPER (0.2%)
     200   Willamette Industries, Inc. 7.85% due 07/01/26.........................................       195,768
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

BALANCED GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
           SPECIALTY CHEMICALS (0.1%)
 $   200   Praxair, Inc.
             6.90% due 11/01/06...................................................................  $    190,138
                                                                                                    ------------

           TOTAL CORPORATE BONDS
           (IDENTIFIED COST $1,460,071)...........................................................     1,388,777
                                                                                                    ------------

           MORTGAGE-BACKED SECURITIES (22.6%)
   1,084   Federal Home Loan Mortgage Corp.
             6.00% due 04/01/03...................................................................     1,044,117
     547   Federal Home Loan Mortgage Corp.
             7.00% due 08/01/12...................................................................       541,035
     730   Federal Home Loan Mortgage Corp.
             7.00% due 04/01/26...................................................................       706,433
     350   Federal National Mortgage Assoc.
             6.00% due 04/01/04...................................................................       337,253
   3,885   Federal National Mortgage Assoc.
             6.00% due 04/01/06...................................................................     3,739,376
   1,518   Federal National Mortgage Assoc.
             6.50% due 07/01/06...................................................................     1,487,863
   1,643   Federal National Mortgage Assoc.
             6.50% due 01/01/13...................................................................     1,593,877
   3,489   Federal National Mortgage Assoc.
             6.00% due 06/01/13...................................................................     3,311,306
     755   Federal National Mortgage Assoc.
             6.50% due 10/01/17...................................................................       720,587
     946   Federal National Mortgage Assoc.
             7.50% due 06/01/27...................................................................       936,073
     906   Federal National Mortgage Assoc.
             6.50% due 06/01/28...................................................................       853,641
   2,304   Government National Mortgage Assoc.
             7.50% due 08/15/23...................................................................     2,278,573
   1,924   Government National Mortgage Assoc.
             6.50% due 09/15/28...................................................................     1,807,096
PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
 $ 2,848   Government National Mortgage Assoc.
             6.00% due 11/15/28...................................................................  $  2,592,259
   7,553   Government National Mortgage Assoc. II
             6.50% due 04/20/28...................................................................     7,068,894
                                                                                                    ------------

           TOTAL MORTGAGE-BACKED SECURITIES
           (IDENTIFIED COST $30,378,753)..........................................................    29,018,383
                                                                                                    ------------

           U.S. GOVERNMENT & AGENCY OBLIGATIONS (9.6%)
   1,100   Federal Home Loan Banks
             5.65% due 02/06/03...................................................................     1,062,886
   1,500   Federal Home Loan Banks
             5.96% due 02/05/08...................................................................     1,384,785
     500   Resolution Funding Corp.
             0.00% due 10/15/04...................................................................       364,585
   1,705   U.S. Treasury Bond
             7.50% due 11/15/24...................................................................     1,859,950
   1,065   U.S. Treasury Bond
             6.00% due 02/15/26...................................................................       973,602
     550   U.S. Treasury Note
             7.75% due 01/31/00...................................................................       551,056
     385   U.S. Treasury Note
             6.625% due 06/30/01..................................................................       387,206
   1,400   U.S. Treasury Note
             6.625% due 04/30/02..................................................................     1,410,654
     500   U.S. Treasury Note
             5.50% due 05/31/03...................................................................       486,750
      80   U.S. Treasury Note
             7.875% due 11/15/04..................................................................        84,557
   1,300   U.S. Treasury Note
             5.875% due 11/15/05..................................................................     1,261,728
     500   U.S. Treasury Note
             6.25% due 02/15/07...................................................................       491,745
   2,000   U.S. Treasury Note
             6.125% due 08/15/07..................................................................     1,949,080
                                                                                                    ------------

           TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
           (IDENTIFIED COST $12,754,575)..........................................................    12,268,584
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

BALANCED GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
           SHORT-TERM INVESTMENT (a) (3.4%)
           U.S. GOVERNMENT AGENCY
 $ 4,400   Federal Home Loan Mortgage Corp. 1.50% due 01/03/00 (AMORTIZED COST $4,399,633)........  $  4,399,633
                                                                                                    ------------

TOTAL INVESTMENTS
(IDENTIFIED COST $123,724,583) (B)........................................................   99.6%    127,739,033

CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES............................................    0.4         560,193
                                                                                            -----   -------------

NET ASSETS................................................................................  100.0%  $ 128,299,226
                                                                                            -----   -------------
                                                                                            -----   -------------

---------------------

(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $11,131,142 and the aggregate gross unrealized depreciation is $7,116,692, resulting in net unrealized appreciation of $4,014,450.

                       SEE NOTES TO FINANCIAL STATEMENTS

UTILITIES
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (91.8%)
           ELECTRIC UTILITIES (21.7%)
 21,000    AES Corp. (The)*.......................................................................  $  1,569,750
 14,000    Allegheny Energy, Inc..................................................................       377,125
 25,000    Alliant Energy Co......................................................................       687,500
 15,000    Ameren Corp............................................................................       491,250
 10,000    American Electric Power Co.............................................................       321,250
 30,000    Calpine Corp.*.........................................................................     1,920,000
 27,081    Carolina Power & Light Co..............................................................       824,278
 10,000    Central & South West Corp..............................................................       200,000
 13,500    Cinergy Corp...........................................................................       325,687
 15,000    CLECO Corp.............................................................................       480,937
 25,000    CMS Energy Corp........................................................................       779,687
 19,000    Consolidated Edison, Inc...............................................................       655,500
 20,000    Constellation Energy Group, Inc........................................................       580,000
 15,000    Dominion Resources, Inc................................................................       588,750
 32,500    DQE, Inc...............................................................................     1,125,312
 35,000    DTE Energy Co..........................................................................     1,098,125
 13,355    Duke Energy Corp.......................................................................       669,419
 28,000    Edison International...................................................................       733,250
 27,500    Entergy Corp...........................................................................       708,125
 10,000    Florida Progress Corp..................................................................       423,125
 25,000    FPL Group, Inc.........................................................................     1,070,312
 14,000    GPU, Inc...............................................................................       419,125
  7,500    Illinova Corp..........................................................................       260,625
 30,000    Independent Energy Holdings PLC (ADR) (United Kingdom)*................................       986,250
 30,000    IPALCO Enterprises, Inc................................................................       511,875
 10,000    Kansas City Power & Light Co...........................................................       220,625
 31,700    LG&E Energy Corp.......................................................................       552,769
 35,000    MidAmerican Energy Holdings Co.*.......................................................     1,179,062
 20,000    Minnesota Power, Inc...................................................................       338,750
 40,000    Montana Power Co.......................................................................     1,442,500
 11,000    New Century Energies, Inc..............................................................       334,125
 10,000    New England Electric System............................................................       517,500
 25,000    Niagara Mohawk Holdings Inc.*..........................................................       348,437
 24,000    NiSource Inc...........................................................................       429,000
 30,000    Northeast Utilities....................................................................       616,875
 20,000    Northern States Power Co...............................................................       390,000
 20,000    Northwestern Corp......................................................................       440,000
 22,000    NSTAR..................................................................................       891,000
 24,000    OGE Energy Corp........................................................................       456,000
 30,500    PECO Energy Co.........................................................................     1,059,875
NUMBER OF
SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
 14,500    PG & E Corp............................................................................  $    297,250
 10,500    Pinnacle West Capital Corp.............................................................       320,906
 40,000    Plug Power Inc.*.......................................................................     1,110,000
 12,500    Public Service Company of New Mexico...................................................       203,125
 19,000    Public Service Enterprise Group, Inc...................................................       661,437
 20,000    Reliant Energy, Inc....................................................................       457,500
 27,000    SCANA Corp.............................................................................       725,625
 45,040    Sierra Pacific Resources...............................................................       779,755
 20,000    Southern Co............................................................................       470,000
 22,000    TECO Energy, Inc.......................................................................       408,375
 12,000    Texas Utilities Co.....................................................................       426,750
 31,000    TNP Enterprises, Inc...................................................................     1,278,750
 21,000    Unicom Corp............................................................................       703,500
 15,000    United Illuminating Co.................................................................       770,625
 16,000    Wisconsin Energy Corp..................................................................       308,000
                                                                                                    ------------
                                                                                                      35,945,373
                                                                                                    ------------
           ENERGY (8.4%)
 20,000    AGL Resources, Inc.....................................................................       340,000
 10,000    Columbia Energy Group..................................................................       632,500
  6,000    Consolidated Natural Gas Co............................................................       389,625
 17,622    El Paso Energy Corp....................................................................       683,954
 31,824    Enron Corp.............................................................................     1,412,190
  7,000    Ente Nazionale Idrocarburi - ENI SpA (ADR) (Italy).....................................       385,875
 15,000    Exxon Mobil Corp.......................................................................     1,208,437
 16,000    Indiana Energy Inc.....................................................................       284,000
 51,600    KeySpan Corp...........................................................................     1,196,475
 30,000    Kinder Morgan, Inc.....................................................................       605,625
 29,000    MCN Energy Group Inc...................................................................       688,750
 25,000    MDU Resources Group, Inc...............................................................       500,000
 14,000    New Jersey Resources Corp..............................................................       546,875
 15,000    Nicor Inc..............................................................................       487,500
 13,750    Northwest Natural Gas Co...............................................................       299,063
 29,000    Questar Corp...........................................................................       435,000
 12,000    Royal Dutch Petroleum Co. (ADR) (Netherlands)..........................................       725,250
 14,541    Sempra Energy..........................................................................       252,650
 10,000    South Jersey Industries, Inc...........................................................       284,375
 36,000    UtiliCorp United Inc...................................................................       699,750
 22,000    Washington Gas Light Co................................................................       605,000
 15,000    Williams Companies, Inc................................................................       458,438
 16,000    YPF Sociedad Anomina (ADR) (Argentina).................................................       591,000
                                                                                                    ------------
                                                                                                      13,712,332
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

UTILITIES
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED

NUMBER OF
SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           TELECOMMUNICATIONS (61.1%)
 10,000    ADC Telecommunications, Inc.*..........................................................  $    725,000
 15,000    Advanced Fibre Communications, Inc.*...................................................       671,250
 19,000    Alcatel Alsthom (ADR) (France).........................................................       855,000
 14,160    ALLTEL Corp............................................................................     1,170,855
 25,000    Amdocs Ltd.*...........................................................................       862,500
 25,000    American Tower Corp. (Class A)*........................................................       764,063
 15,000    Antec Corp.*...........................................................................       547,500
 38,000    AT&T Canada, Inc. (Canada)*............................................................     1,524,750
 35,462    AT&T Corp..............................................................................     1,799,697
 15,000    BCE, Inc. (Canada).....................................................................     1,352,813
 14,144    Bell Atlantic Corp.....................................................................       870,740
 10,000    BellSouth Corp.........................................................................       468,125
 34,000    Broadwing Inc..........................................................................     1,253,750
 20,625    CenturyTel, Inc........................................................................       977,109
 12,000    China Telecom Ltd. (ADR)
             (Hong Kong)*.........................................................................     1,542,750
 22,000    Cisco Systems, Inc.*...................................................................     2,355,375
 11,000    COLT Telecom Group PLC (ADR) (United Kingdom)*.........................................     2,242,625
 15,000    Comcast Corp. (Class A Special)........................................................       757,500
 15,000    Commonwealth Telephone Enterprises, Inc.*..............................................       787,500
 10,000    Corning Inc............................................................................     1,289,375
 35,000    Crown Castle International Corp.*......................................................     1,120,000
 25,000    CTC Communication Group, Inc.*.........................................................       975,000
 12,000    Deutsche Telekom AG (ADR) (Germany)....................................................       852,000
 22,500    Dycom Industries, Inc.*................................................................       991,406
 10,000    Equant N.V. (Netherlands)*.............................................................     1,120,000
 11,900    Esat Telecom Group PLC (ADR) (Ireland)*................................................     1,088,850
  7,200    France Telecom S.A. (ADR) (France).....................................................       961,200
 15,000    General Instrument Corp.*..............................................................     1,275,000
 10,000    General Motors Corp. (Class H) (Hughes Electronics)*...................................       960,000
 48,405    Global Crossing Ltd. (Bermuda)*........................................................     2,417,225
 42,000    Global Telesystems Group, Inc.*........................................................     1,454,250
NUMBER OF
SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
 12,500    GTE Corp...............................................................................  $    882,031
 10,000    Harmonic, Inc.*........................................................................       947,500
 50,000    Hellenic Telecommunication Organization S.A. (OTE) (ADR) (Greece)......................       596,875
 14,000    ICG Communications, Inc.*..............................................................       261,625
 50,200    Infonet Services Corp. (Class B)*......................................................     1,317,750
 40,000    Intermedia Communications Inc.*........................................................     1,545,000
 25,000    ITC DeltaCom, Inc.*....................................................................       689,063
 25,000    IXnet, Inc.*...........................................................................       751,563
 10,000    Koninklijke (Royal) Philips Electronics NV (Netherlands)...............................     1,350,000
 28,000    Level 3 Communications, Inc.*..........................................................     2,289,000
 14,584    Lucent Technologies Inc................................................................     1,091,066
 10,000    Magyar Tavkozlesi RT (MATAV) (ADR) (Hungary)...........................................       360,000
 28,290    MCI WorldCom, Inc.*....................................................................     1,499,370
 40,000    McLeodUSA, Inc. (Class A)*.............................................................     2,350,000
 14,000    MediaOne Group, Inc.*..................................................................     1,075,375
 25,000    Metromedia Fiber Network, Inc. (Class A)*..............................................     1,196,875
 25,000    MGC Communication, Inc.*...............................................................     1,254,688
 10,000    Motorola, Inc..........................................................................     1,472,500
 10,000    Nextel Communications, Inc. (Class A)*.................................................     1,030,625
 30,000    NEXTLINK Communications, Inc. (Class A)*...............................................     2,490,000
 13,000    Nippon Telegraph & Telephone Corp. (ADR) (Japan).......................................     1,119,625
 10,000    Nokia Corp. (ADR) (Finland)............................................................     1,900,000
 16,000    Nortel Networks Corp. (Canada).........................................................     1,616,000
 20,000    NorthEast Optic Network, Inc.*.........................................................     1,250,000
 70,000    Portugal Telecom S.A. (ADR) (Portugal).................................................       761,250
 15,000    Primus Telecommunications Group, Inc.*.................................................       573,750
 12,000    QUALCOMM Inc.*.........................................................................     2,112,750
 45,650    Qwest Communications International, Inc.*..............................................     1,960,097
 26,000    RCN Corp.*.............................................................................     1,259,375
 25,000    Rhythms NetConnections Inc.............................................................       775,000
  8,000    Royal PTT Nederland NV (ADR) (KPN) (Netherlands).......................................       769,000

                       SEE NOTES TO FINANCIAL STATEMENTS

UTILITIES
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED

NUMBER OF
SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
 12,000    RSL Communications, Ltd. (Class A) (Bermuda)*..........................................  $    204,750
 60,000    SBA Communications Corp.*..............................................................     1,091,250
 29,272    SBC Communications, Inc................................................................     1,427,010
 15,000    Scientific-Atlanta, Inc................................................................       834,375
 14,000    Sprint Corp. (FON Group)...............................................................       942,375
 10,500    Sprint Corp. (PCS Group)*..............................................................     1,076,250
 20,000    Tele Danmark AS (ADR) (Denmark)........................................................       755,000
  8,000    Telecom Italia SpA (ADR) (Italy).......................................................     1,120,000
  4,800    TeleCorp PCS, Inc.*....................................................................       183,000
 15,918    Telefonica Espana S.A. (ADR) (Spain)*..................................................     1,254,537
 15,000    Teleglobe Inc..........................................................................       340,313
 13,000    Telephone & Data Systems, Inc..........................................................     1,638,000
 15,000    Teligent, Inc. (Class A)*..............................................................       908,438
 20,000    Tellabs, Inc.*.........................................................................     1,282,500
 20,000    Telstra Corp. Ltd. (ADR) (Australia)...................................................       545,000
 50,000    Time Warner Telecom Inc. (Class A)*....................................................     2,481,250
  5,327    U.S. West, Inc.........................................................................       383,544
  7,000    United States Cellular Corp.*..........................................................       706,563
 27,000    Viatel, Inc.*..........................................................................     1,444,500
 25,000    Vodafone Group PLC (ADR) (United Kingdom)..............................................     1,237,500
 21,000    VoiceStream Wireless Corp.*............................................................     2,979,375
 20,000    Western Wireless Corp. (Class A)*......................................................     1,332,500
 20,000    Williams Communications Group, Inc.*...................................................       578,750
 24,000    WinStar Communications, Inc.*..........................................................     1,803,000
                                                                                                    ------------
                                                                                                     101,130,741
                                                                                                    ------------
           WATER SUPPLY (0.6%)
 11,000    E'Town Corp............................................................................       684,750
 16,000    Philadelphia Suburban Corp.............................................................       331,000
                                                                                                    ------------
                                                                                                       1,015,750
                                                                                                    ------------

           TOTAL COMMON STOCKS
           (IDENTIFIED COST $95,233,073)..........................................................   151,804,196
                                                                                                    ------------
NUMBER OF
SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------

           PREFERRED STOCKS (0.2%)
           ELECTRIC UTILITIES (0.2%)
  6,000    Alabama Power Capital Trust I (Series Q) $1.84.........................................  $    123,000
  1,000    Duquesne Capital LP (Series A) $2.094..................................................        22,063
  2,500    Public Service Electric & Gas Capital (Series B) $2.00.................................        53,906
  1,000    Tennessee Valley Authority (Series 95-A) $2.00.........................................        24,562
  5,000    Virginia Power Capital $2.013..........................................................       108,125
                                                                                                    ------------

           TOTAL PREFERRED STOCKS
           (IDENTIFIED COST $388,687).............................................................       331,656
                                                                                                    ------------

PRINCIPAL
AMOUNT IN
THOUSANDS
---------
           CORPORATE BONDS (3.6%)
           ELECTRIC UTILITIES (0.7%)
 $  500    Niagara Mohawk Power Corp. 8.00% due 06/01/04..........................................       509,965
    249    Niagara Mohawk Power Corp. 8.77% due 01/01/18..........................................       260,113
    500    Salton Sea Funding Corp. - 144A** 7.475% due 11/30/18..................................       468,055
                                                                                                    ------------
                                                                                                       1,238,133
                                                                                                    ------------
           ENERGY (1.1%)
  1,000    CMS Panhandle Holding Co. 7.00% due 07/15/29...........................................       877,720
  1,000    Sonat Inc. 7.625% due 07/15/11.........................................................       979,810
                                                                                                    ------------
                                                                                                       1,857,530
                                                                                                    ------------
           TELECOMMUNICATIONS (1.8%)
    500    Aliant Communications, Inc. 6.75% due 04/01/28.........................................       436,095
  1,000    AT&T Canada Inc. - 144A** (Canada) 7.65% due 09/15/06..................................       999,590
    500    Electric Lightwave, Inc. 6.05% due 05/15/04............................................       471,495
    500    GTE Corp. 7.51% due 04/01/09...........................................................       500,100
    500    LCI International, Inc. 7.25% due 06/15/07.............................................       481,545
                                                                                                    ------------
                                                                                                       2,888,825
                                                                                                    ------------

           TOTAL CORPORATE BONDS
           (IDENTIFIED COST $6,320,215)...........................................................     5,984,488
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

UTILITIES
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
           SHORT-TERM INVESTMENTS (4.1%)
           U.S. GOVERNMENT AGENCY (a) (4.0%)
 $6,600    Federal Home Loan Mortgage Corp. 1.50% due 01/03/00 (AMORTIZED COST $6,599,450)........  $  6,599,450
                                                                                                    ------------

           REPURCHASE AGREEMENT (0.1%)
    229    The Bank of New York 1.50% due 01/03/00 (dated 12/31/99; proceeds $229,456) (b)
             (IDENTIFIED COST $229,427)...........................................................       229,427
                                                                                                    ------------

           TOTAL SHORT-TERM INVESTMENTS
           (IDENTIFIED COST $6,828,877)...........................................................     6,828,877
                                                                                                    ------------



                                                                                                       VALUE

----------------------------------------------------------------------------------------------------------------


TOTAL INVESTMENTS
(IDENTIFIED COST $108,770,852) (C)........................................................   99.7%  $ 164,949,217

OTHER ASSETS IN EXCESS OF LIABILITIES.....................................................    0.3         419,197
                                                                                            -----   -------------

NET ASSETS................................................................................  100.0%  $ 165,368,414
                                                                                            -----   -------------
                                                                                            -----   -------------

---------------------

ADR  American Depository Receipt.
 *   Non-income producing security.
**   Resale is restricted to qualified institutional investors.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) Collateralized by $160,927 U.S. Treasury Note 11.25% due 02/15/15 valued at $234,198.
(c) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $60,539,705 and the aggregate gross unrealized depreciation is $4,361,340, resulting in net unrealized appreciation of $56,178,365.

                       SEE NOTES TO FINANCIAL STATEMENTS

DIVIDEND GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (95.8%)
           AEROSPACE (3.3%)
 295,000   Goodrich (B.F.) Co. (The)..............................................................  $  8,112,500
 375,000   Lockheed Martin Corp...................................................................     8,203,125
 120,000   United Technologies Corp...............................................................     7,800,000
                                                                                                    ------------
                                                                                                      24,115,625
                                                                                                    ------------
           ALUMINUM (2.2%)
 195,000   Alcan Aluminium, Ltd. (Canada).........................................................     8,031,562
  99,000   Alcoa, Inc.............................................................................     8,217,000
                                                                                                    ------------
                                                                                                      16,248,562
                                                                                                    ------------
           APPAREL (1.0%)
 250,000   VF Corp................................................................................     7,500,000
                                                                                                    ------------
           AUTO PARTS: O.E.M. (4.2%)
 268,000   Dana Corp..............................................................................     8,023,250
 485,000   Delphi Automotive Systems Corp.........................................................     7,638,750
 135,000   Johnson Controls, Inc..................................................................     7,678,125
 147,000   TRW Inc................................................................................     7,634,812
                                                                                                    ------------
                                                                                                      30,974,937
                                                                                                    ------------
           AUTOMOTIVE AFTERMARKET (1.1%)
 280,000   Goodyear Tire & Rubber Co..............................................................     7,892,500
                                                                                                    ------------
           BEVERAGES - NON-ALCOHOLIC (2.0%)
 127,000   Coca Cola Co...........................................................................     7,397,750
 205,000   PepsiCo, Inc...........................................................................     7,226,250
                                                                                                    ------------
                                                                                                      14,624,000
                                                                                                    ------------
           BUILDING PRODUCTS (1.1%)
 245,000   Armstrong World Industries, Inc........................................................     8,176,875
                                                                                                    ------------
           CONSTRUCTION/AGRICULTURAL   EQUIPMENT/TRUCKS (2.1%)
 160,000   Caterpillar, Inc.......................................................................     7,530,000
 185,000   Deere & Co.............................................................................     8,024,375
                                                                                                    ------------
                                                                                                      15,554,375
                                                                                                    ------------
           CONSUMER ELECTRONICS/APPLIANCES (1.0%)
 115,000   Whirlpool Corp.........................................................................     7,482,187
                                                                                                    ------------
           CONTAINERS/PACKAGING (1.1%)
 365,000   Crown Cork & Seal Co., Inc.............................................................     8,166,875
                                                                                                    ------------
           DEPARTMENT STORES (2.0%)
 240,000   May Department Stores Co...............................................................     7,740,000
 245,000   Sears, Roebuck & Co....................................................................     7,457,187
                                                                                                    ------------
                                                                                                      15,197,187
                                                                                                    ------------
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           DISCOUNT CHAINS (0.9%)
  95,000   Dayton Hudson Corp.....................................................................  $  6,976,562
                                                                                                    ------------
           DIVERSIFIED FINANCIAL SERVICES (0.9%)
  77,000   Providian Financial Corp...............................................................     7,011,812
                                                                                                    ------------
           DIVERSIFIED MANUFACTURING (3.3%)
 126,000   Honeywell International Inc............................................................     7,268,625
  75,000   Minnesota Mining & Manufacturing Co....................................................     7,340,625
 255,000   Tyco International Ltd. (Bermuda)......................................................     9,913,125
                                                                                                    ------------
                                                                                                      24,522,375
                                                                                                    ------------
           ELECTRIC UTILITIES (4.8%)
 170,500   Dominion Resources, Inc................................................................     6,692,125
 170,000   FPL Group, Inc.........................................................................     7,278,125
 238,000   GPU, Inc...............................................................................     7,125,125
 305,000   Reliant Energy, Inc....................................................................     6,976,875
 220,000   Unicom Corp............................................................................     7,370,000
                                                                                                    ------------
                                                                                                      35,442,250
                                                                                                    ------------
           ELECTRONIC DATA PROCESSING (2.0%)
  66,000   Hewlett-Packard Co.....................................................................     7,519,875
  70,000   International Business Machines Corp...................................................     7,560,000
                                                                                                    ------------
                                                                                                      15,079,875
                                                                                                    ------------
           ENGINEERING & CONSTRUCTION (1.1%)
 175,000   Fluor Corp.............................................................................     8,028,125
                                                                                                    ------------
           FINANCE COMPANIES (2.9%)
 247,000   Associates First Capital Corp. (Class A)...............................................     6,777,062
 122,000   Fannie Mae.............................................................................     7,617,375
 200,000   Household International, Inc...........................................................     7,450,000
                                                                                                    ------------
                                                                                                      21,844,437
                                                                                                    ------------
           FOOD CHAINS (2.0%)
 230,000   Albertson's, Inc.......................................................................     7,417,500
 307,000   Winn-Dixie Stores, Inc.................................................................     7,348,812
                                                                                                    ------------
                                                                                                      14,766,312
                                                                                                    ------------
           FOOD DISTRIBUTORS (2.2%)
 410,000   Supervalu, Inc.........................................................................     8,200,000
 205,000   SYSCO Corp.............................................................................     8,110,312
                                                                                                    ------------
                                                                                                      16,310,312
                                                                                                    ------------
           FOREST PRODUCTS (1.0%)
 108,000   Weyerhaeuser Co........................................................................     7,755,750
                                                                                                    ------------
           HOME FURNISHINGS (1.0%)
 245,000   Newell Rubbermaid, Inc.................................................................     7,105,000
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DIVIDEND GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           INTEGRATED OIL COMPANIES (4.0%)
 125,000   BP Amoco PLC (ADR) (United Kingdom)....................................................  $  7,414,062
  91,000   Exxon Mobil Corp.......................................................................     7,331,187
 120,000   Kerr-McGee Corp........................................................................     7,440,000
 125,000   Royal Dutch Petroleum Co. (ADR) (Netherlands)..........................................     7,554,687
                                                                                                    ------------
                                                                                                      29,739,936
                                                                                                    ------------
           LIFE INSURANCE (3.1%)
  78,500   Aegon N.V. (ARS) (Netherlands).........................................................     7,496,750
 112,400   Jefferson-Pilot Corp...................................................................     7,671,300
 197,000   Lincoln National Corp..................................................................     7,880,000
                                                                                                    ------------
                                                                                                      23,048,050
                                                                                                    ------------
           MAJOR BANKS (2.9%)
 144,000   Bank of America Corp...................................................................     7,227,000
 330,000   KeyCorp................................................................................     7,301,250
  56,000   Morgan (J.P.) & Co., Inc...............................................................     7,091,000
                                                                                                    ------------
                                                                                                      21,619,250
                                                                                                    ------------
           MAJOR CHEMICALS (4.1%)
  57,000   Dow Chemical Co........................................................................     7,616,625
 113,000   Du Pont (E.I.) de Nemours & Co., Inc...................................................     7,443,875
 295,000   Hercules Inc...........................................................................     8,223,125
 195,000   Monsanto Co............................................................................     6,946,875
                                                                                                    ------------
                                                                                                      30,230,500
                                                                                                    ------------
           MAJOR PHARMACEUTICALS (3.9%)
 205,000   Abbott Laboratories....................................................................     7,444,062
 178,000   American Home Products Corp............................................................     7,019,875
 115,000   Bristol-Myers Squibb Co................................................................     7,381,563
 170,000   Schering-Plough Corp...................................................................     7,171,875
                                                                                                    ------------
                                                                                                      29,017,375
                                                                                                    ------------
           MAJOR U.S. TELECOMMUNICATIONS (1.9%)
 114,500   Bell Atlantic Corp.....................................................................     7,048,906
  97,500   GTE Corp...............................................................................     6,879,844
                                                                                                    ------------
                                                                                                      13,928,750
                                                                                                    ------------
           MANAGED HEALTH CARE (1.0%)
 139,000   Aetna Inc..............................................................................     7,757,938
                                                                                                    ------------
           MEAT/POULTRY/FISH (1.0%)
 345,000   ConAgra, Inc...........................................................................     7,784,063
                                                                                                    ------------
           MILITARY/GOV'T/TECHNICAL (1.0%)
 267,000   Raytheon Co. (Class B).................................................................     7,092,188
                                                                                                    ------------
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           MOTOR VEHICLES (3.0%)
 100,000   DaimlerChrysler AG (Germany)...........................................................  $  7,825,000
 141,000   Ford Motor Co..........................................................................     7,534,688
 100,000   General Motors Corp....................................................................     7,268,750
                                                                                                    ------------
                                                                                                      22,628,438
                                                                                                    ------------
           MULTI-SECTOR COMPANIES (0.9%)
  45,000   General Electric Co....................................................................     6,963,750
                                                                                                    ------------
           NATURAL GAS (1.1%)
 131,000   Consolidated Natural Gas Co............................................................     8,506,813
                                                                                                    ------------
           OFFICE EQUIPMENT/SUPPLIES (2.1%)
 165,000   Pitney Bowes, Inc......................................................................     7,971,563
 340,000   Xerox Corp.............................................................................     7,713,750
                                                                                                    ------------
                                                                                                      15,685,313
                                                                                                    ------------
           OIL & GAS PRODUCTION (1.1%)
 244,000   Burlington Resources, Inc..............................................................     8,067,250
                                                                                                    ------------
           OIL REFINING/MARKETING (1.9%)
 305,000   Sunoco, Inc............................................................................     7,167,500
 285,000   USX-Marathon Group.....................................................................     7,035,938
                                                                                                    ------------
                                                                                                      14,203,438
                                                                                                    ------------
           OIL/GAS TRANSMISSION (2.1%)
 190,000   El Paso Energy Corp....................................................................     7,374,375
 183,000   Enron Corp.............................................................................     8,120,625
                                                                                                    ------------
                                                                                                      15,495,000
                                                                                                    ------------
           OTHER METALS/MINERALS (1.1%)
 123,000   Phelps Dodge Corp......................................................................     8,256,375
                                                                                                    ------------
           PACKAGE GOODS/COSMETICS (5.1%)
 232,000   Avon Products, Inc.....................................................................     7,656,000
 174,000   Gillette Co............................................................................     7,166,625
 210,000   International Flavors & Fragrances, Inc................................................     7,927,500
 116,000   Kimberly-Clark Corp....................................................................     7,569,000
  65,000   Procter & Gamble Co....................................................................     7,121,563
                                                                                                    ------------
                                                                                                      37,440,688
                                                                                                    ------------
           PACKAGED FOODS (1.0%)
 115,000   Quaker Oats Company (The)..............................................................     7,546,875
                                                                                                    ------------
           PAINTS/COATINGS (1.0%)
 123,000   PPG Industries, Inc....................................................................     7,695,188
                                                                                                    ------------
           PAPER (2.2%)
 140,000   International Paper Co.................................................................     7,901,250
 185,000   Mead Corp..............................................................................     8,035,938
                                                                                                    ------------
                                                                                                      15,937,188
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DIVIDEND GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           PHOTOGRAPHIC PRODUCTS (1.1%)
 119,000   Eastman Kodak Co.......................................................................  $  7,883,750
                                                                                                    ------------
           RAILROADS (2.0%)
 285,000   Burlington Northern Santa Fe Corp......................................................     6,911,250
 245,000   CSX Corp...............................................................................     7,686,875
                                                                                                    ------------
                                                                                                      14,598,125
                                                                                                    ------------
           RECREATIONAL PRODUCTS/TOYS (1.1%)
 357,000   Brunswick Corp.........................................................................     7,943,250
                                                                                                    ------------
           RENTAL/LEASING COMPANIES (1.0%)
 305,000   Ryder System, Inc......................................................................     7,453,438
                                                                                                    ------------
           SEMICONDUCTORS (0.9%)
  85,000   Intel Corp.............................................................................     6,991,250
                                                                                                    ------------
           TOBACCO (1.0%)
 288,000   UST, Inc...............................................................................     7,254,000
                                                                                                    ------------
           TOTAL COMMON STOCKS
           (IDENTIFIED COST $749,988,876).........................................................   711,544,112
                                                                                                    ------------

PRINCIPAL
AMOUNT IN
THOUSANDS
---------
           SHORT-TERM INVESTMENTS (4.1%)
           U.S. GOVERNMENT AGENCY (a) (4.1%)
$ 30,400   Federal Home Loan Mortgage Corp. 1.50% due 01/03/00 (AMORTIZED COST 30,397,467)........    30,397,467
                                                                                                    ------------
PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------

           REPURCHASE AGREEMENT (0.0%)
$    210   The Bank of New York 1.50% due 01/03/00 (dated 12/31/99; proceeds $209,787) (b)
             (IDENTIFIED COST $209,761)...........................................................  $    209,761
                                                                                                    ------------

           TOTAL SHORT-TERM INVESTMENTS
           (IDENTIFIED COST $30,607,228)..........................................................    30,607,228
                                                                                                    ------------

TOTAL INVESTMENTS
(IDENTIFIED COST $780,596,104) (C)........................................................   99.9%    742,151,340

OTHER ASSETS IN EXCESS OF LIABILITIES.....................................................    0.1         660,156
                                                                                            -----   -------------

NET ASSETS................................................................................  100.0%  $ 742,811,496
                                                                                            -----   -------------
                                                                                            -----   -------------

---------------------

ADR  American Depository Receipt.
ARS  American Regulatory Share.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) Collateralized by $147,132 U.S Treasury Bond 11.25% due 02/15/15 valued at $214,123.
(c) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $54,537,763 and the aggregate gross unrealized depreciation is $92,982,527, resulting in net unrealized depreciation of $38,444,764.

                       SEE NOTES TO FINANCIAL STATEMENTS

VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (97.5%)
           ACCIDENT & HEALTH INSURANCE (0.6%)
   7,500   AFLAC, Inc..............................................................................  $   353,906
  12,800   Torchmark Corp..........................................................................      372,000
  12,570   UNUMProvident Corp......................................................................      403,026
                                                                                                     -----------
                                                                                                       1,128,932
                                                                                                     -----------
           ADVERTISING (0.5%)
   8,000   Interpublic Group of Companies, Inc.....................................................      461,500
   4,000   Omnicom Group, Inc......................................................................      400,000
                                                                                                     -----------
                                                                                                         861,500
                                                                                                     -----------
           AEROSPACE (1.0%)
   9,400   Boeing Co...............................................................................      390,687
  12,500   Goodrich (B.F.) Co. (The)...............................................................      343,750
  16,000   Lockheed Martin Corp....................................................................      350,000
   6,300   Northrop Grumman Corp...................................................................      340,594
   6,200   United Technologies Corp................................................................      403,000
                                                                                                     -----------
                                                                                                       1,828,031
                                                                                                     -----------
           AIR FREIGHT/DELIVERY SERVICES (0.2%)
   8,700   FDX Corp.*..............................................................................      356,156
                                                                                                     -----------
           AIRLINES (0.8%)
   5,900   AMR Corp.*..............................................................................      395,300
   6,800   Delta Air Lines, Inc....................................................................      338,725
  19,950   Southwest Airlines Co...................................................................      322,941
  12,500   US Airways Group Inc.*..................................................................      400,781
                                                                                                     -----------
                                                                                                       1,457,747
                                                                                                     -----------
           ALCOHOLIC BEVERAGES (0.6%)
   5,400   Anheuser-Busch Companies, Inc...........................................................      382,725
   5,400   Brown-Forman Corp. (Class B)............................................................      309,150
   7,100   Coors (Adolph) Co. (Class B)............................................................      372,750
                                                                                                     -----------
                                                                                                       1,064,625
                                                                                                     -----------
           ALUMINUM (0.7%)
  11,200   Alcan Aluminum Ltd. (Canada)............................................................      461,300
   5,500   Alcoa, Inc..............................................................................      456,500
   5,800   Reynolds Metals Co......................................................................      444,425
                                                                                                     -----------
                                                                                                       1,362,225
                                                                                                     -----------
           APPAREL (0.6%)
  10,000   Liz Claiborne, Inc......................................................................      376,250
  22,500   Russell Corp............................................................................      376,875
  10,900   VF Corp.................................................................................      327,000
                                                                                                     -----------
                                                                                                       1,080,125
                                                                                                     -----------
           AUTO PARTS: O.E.M. (0.9%)
  11,400   Dana Corp...............................................................................      341,287
  21,200   Delphi Automotive Systems Corp..........................................................      333,900
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
   4,500   Eaton Corp..............................................................................  $   326,812
   5,700   Johnson Controls, Inc...................................................................      324,187
   6,800   TRW Inc.................................................................................      353,175
                                                                                                     -----------
                                                                                                       1,679,361
                                                                                                     -----------
           AUTOMOTIVE AFTERMARKET (0.5%)
  22,500   Cooper Tire & Rubber Co.................................................................      350,156
  13,100   Genuine Parts Co........................................................................      325,044
  11,600   Goodyear Tire & Rubber Co...............................................................      326,975
                                                                                                     -----------
                                                                                                       1,002,175
                                                                                                     -----------
           BEVERAGES - NON-ALCOHOLIC (0.6%)
   6,200   Coca Cola Co............................................................................      361,150
  16,900   Coca-Cola Enterprises Inc...............................................................      340,112
   9,900   PepsiCo, Inc............................................................................      348,975
                                                                                                     -----------
                                                                                                       1,050,237
                                                                                                     -----------
           BIOTECHNOLOGY (0.2%)
   7,900   Amgen Inc.*.............................................................................      474,000
                                                                                                     -----------
           BOOKS/MAGAZINES (0.4%)
   8,000   Harcourt General, Inc...................................................................      322,000
   9,900   Meredith Corp...........................................................................      412,706
                                                                                                     -----------
                                                                                                         734,706
                                                                                                     -----------
           BROADCASTING (0.5%)
   7,000   CBS Corp.*..............................................................................      447,562
   4,800   Clear Channel Communications, Inc.*.....................................................      428,400
                                                                                                     -----------
                                                                                                         875,962
                                                                                                     -----------
           BUILDING MATERIALS (0.4%)
  20,600   Owens Corning...........................................................................      397,837
   8,500   Vulcan Materials Co.....................................................................      339,469
                                                                                                     -----------
                                                                                                         737,306
                                                                                                     -----------
           BUILDING MATERIALS/DIY CHAINS (0.4%)
   6,300   Home Depot, Inc. (The)..................................................................      431,944
   6,800   Lowe's Companies, Inc...................................................................      406,300
                                                                                                     -----------
                                                                                                         838,244
                                                                                                     -----------
           BUILDING PRODUCTS (0.4%)
  10,400   Armstrong World Industries, Inc.........................................................      347,100
  13,300   Masco Corp..............................................................................      337,487
                                                                                                     -----------
                                                                                                         684,587
                                                                                                     -----------
           CABLE TELEVISION (0.4%)
   7,500   Comcast Corp. (Class A Special)*........................................................      378,750
   5,400   MediaOne Group, Inc.*...................................................................      414,787
                                                                                                     -----------
                                                                                                         793,537
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           CASINO/GAMBLING (0.4%)
  15,200   Harrah's Entertainment, Inc.*...........................................................  $   401,850
  22,500   Mirage Resorts, Inc.*...................................................................      344,531
                                                                                                     -----------
                                                                                                         746,381
                                                                                                     -----------
           CELLULAR TELEPHONE (0.4%)
   4,000   Nextel Communications, Inc. (Class A)*..................................................      412,250
   4,100   Sprint Corp. (PCS Group)*...............................................................      420,250
                                                                                                     -----------
                                                                                                         832,500
                                                                                                     -----------
           CLOTHING/SHOE/ACCESSORY STORES (0.8%)
   9,750   Gap, Inc. (The).........................................................................      448,500
   9,700   Limited (The), Inc......................................................................      420,131
  12,900   Nordstrom, Inc..........................................................................      337,819
  16,900   TJX Companies, Inc......................................................................      345,394
                                                                                                     -----------
                                                                                                       1,551,844
                                                                                                     -----------
           COMPUTER COMMUNICATIONS (0.8%)
   8,500   3Com Corp.*.............................................................................      398,969
   5,700   Adaptec, Inc.*..........................................................................      283,931
  16,000   Cabletron Systems, Inc.*................................................................      416,000
   4,000   Cisco Systems, Inc.*....................................................................      428,250
                                                                                                     -----------
                                                                                                       1,527,150
                                                                                                     -----------
           COMPUTER SOFTWARE (2.4%)
   6,200   Adobe Systems, Inc......................................................................      416,950
  13,100   Autodesk, Inc...........................................................................      441,306
   5,400   BMC Software, Inc.*.....................................................................      431,325
   2,500   Citrix Systems, Inc.*...................................................................      307,344
   6,200   Computer Associates International, Inc..................................................      433,612
  11,200   Compuware Corp.*........................................................................      416,500
   3,500   Microsoft Corp.*........................................................................      408,406
  13,000   Novell, Inc.*...........................................................................      518,375
   4,000   Oracle Corp.*...........................................................................      448,000
  14,700   Parametric Technology Corp.*............................................................      396,900
  17,700   PeopleSoft, Inc.*.......................................................................      376,125
                                                                                                     -----------
                                                                                                       4,594,843
                                                                                                     -----------
           COMPUTER/VIDEO CHAINS (0.6%)
   7,100   Best Buy Co., Inc.*.....................................................................      356,331
   9,800   Circuit City Stores, Inc. - Circuit City Group..........................................      441,612
   8,200   Tandy Corp..............................................................................      403,337
                                                                                                     -----------
                                                                                                       1,201,280
                                                                                                     -----------
           CONSTRUCTION/AGRICULTURAL   EQUIPMENT/TRUCKS (1.2%)
   7,300   Caterpillar, Inc........................................................................      343,556
   7,600   Cummins Engine Co., Inc.................................................................      367,175
  10,100   Deere & Co..............................................................................      438,087
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
   6,400   NACCO Industries, Inc. (Class A)........................................................  $   355,600
   8,600   Navistar International Corp.*...........................................................      407,425
   8,000   PACCAR, Inc.............................................................................      354,000
                                                                                                     -----------
                                                                                                       2,265,843
                                                                                                     -----------
           CONSUMER ELECTRONICS/APPLIANCES (0.4%)
   8,600   Maytag Corp.............................................................................      412,800
   6,000   Whirlpool Corp..........................................................................      390,375
                                                                                                     -----------
                                                                                                         803,175
                                                                                                     -----------
           CONSUMER SPECIALTIES (0.2%)
  17,900   Jostens, Inc............................................................................      435,194
                                                                                                     -----------
           CONSUMER SUNDRIES (0.2%)
  13,700   American Greetings Corp. (Class A)......................................................      323,662
                                                                                                     -----------
           CONTAINERS/PACKAGING (1.3%)
   8,800   Ball Corp...............................................................................      346,500
   9,600   Bemis Company, Inc......................................................................      334,800
  15,600   Crown Cork & Seal Co., Inc..............................................................      349,050
  16,400   Owens-Illinois, Inc.*...................................................................      411,025
  29,800   Pactiv Corp.............................................................................      316,625
   6,900   Sealed Air Corp.*.......................................................................      357,506
   6,200   Temple-Inland, Inc......................................................................      408,812
                                                                                                     -----------
                                                                                                       2,524,318
                                                                                                     -----------
           CONTRACT DRILLING (0.4%)
  16,700   Helmerich & Payne, Inc..................................................................      364,269
  20,800   Rowan Companies, Inc.*..................................................................      451,100
                                                                                                     -----------
                                                                                                         815,369
                                                                                                     -----------
           DEPARTMENT STORES (1.1%)
  16,000   Dillard's, Inc. (Class A)...............................................................      323,000
   8,000   Federated Department Stores, Inc.*......................................................      404,500
   5,500   Kohl's Corp.*...........................................................................      397,031
  10,200   May Department Stores Co................................................................      328,950
  17,400   Penney (J.C.) Co., Inc..................................................................      346,912
  10,500   Sears, Roebuck & Co.....................................................................      319,594
                                                                                                     -----------
                                                                                                       2,119,987
                                                                                                     -----------
           DISCOUNT CHAINS (1.2%)
  22,400   Consolidated Stores Corp.*..............................................................      364,000
   4,400   Costco Wholesale Corp.*.................................................................      401,225
   5,800   Dayton Hudson Corp......................................................................      425,937
  14,000   Dollar General Corp.....................................................................      318,500
  29,100   Kmart Corp.*............................................................................      292,819
   6,300   Wal-Mart Stores, Inc....................................................................      435,487
                                                                                                     -----------
                                                                                                       2,237,968
                                                                                                     -----------
           DIVERSIFIED COMMERCIAL SERVICES (0.2%)
   9,900   Paychex, Inc............................................................................      395,381
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           DIVERSIFIED ELECTRONIC PRODUCTS (0.2%)
   7,100   Rockwell International Corp.............................................................  $   339,912
                                                                                                     -----------
           DIVERSIFIED FINANCIAL SERVICES (0.7%)
   2,700   American Express Co.....................................................................      448,875
   7,650   Citigroup Inc...........................................................................      425,053
   4,100   Providian Financial Corp................................................................      373,356
                                                                                                     -----------
                                                                                                       1,247,284
                                                                                                     -----------
           DIVERSIFIED MANUFACTURING (1.6%)
   7,900   Cooper Industries, Inc..................................................................      319,456
   7,000   Danaher Corp............................................................................      337,750
   9,200   Dover Corp..............................................................................      417,450
   7,600   Honeywell International Inc.............................................................      438,425
  10,100   ITT Industries, Inc.....................................................................      337,719
   4,300   Minnesota Mining & Manufacturing Co.....................................................      420,862
  23,400   Thermo Electron Corp.*..................................................................      351,000
  11,000   Tyco International Ltd. (Bermuda).......................................................      427,625
                                                                                                     -----------
                                                                                                       3,050,287
                                                                                                     -----------
           DRUGSTORE CHAINS (0.8%)
  10,100   CVS Corp................................................................................      403,369
  13,500   Longs Drug Stores Corp..................................................................      348,469
  26,500   Rite Aid Corp...........................................................................      296,469
  13,200   Walgreen Co.............................................................................      386,100
                                                                                                     -----------
                                                                                                       1,434,407
                                                                                                     -----------
           E.D.P. PERIPHERALS (0.9%)
   4,100   EMC Corp.*..............................................................................      447,925
   3,800   Lexmark International Group, Inc. (Class A)*............................................      343,900
   4,900   Network Appliance, Inc.*................................................................      406,700
   8,900   Seagate Technology, Inc.*...............................................................      414,406
                                                                                                     -----------
                                                                                                       1,612,931
                                                                                                     -----------
           E.D.P. SERVICES (1.1%)
   8,100   Automatic Data Processing, Inc..........................................................      436,387
  14,900   Ceridian Corp.*.........................................................................      321,281
   4,800   Computer Sciences Corp.*................................................................      454,200
   6,300   Electronic Data Systems Corp............................................................      421,706
   8,300   First Data Corp.........................................................................      409,294
                                                                                                     -----------
                                                                                                       2,042,868
                                                                                                     -----------
           ELECTRIC UTILITIES (5.3%)
   6,100   AES Corp. (The)*........................................................................      455,975
   9,500   Ameren Corp.............................................................................      311,125
   9,700   American Electric Power Co., Inc........................................................      311,612
  10,300   Carolina Power & Light Co...............................................................      313,506
  15,600   Central & South West Corp...............................................................      312,000
  13,100   Cinergy Corp............................................................................      316,037
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
  10,200   CMS Energy Corp.........................................................................  $   318,112
   9,000   Consolidated Edison, Inc................................................................      310,500
  12,000   Constellation Energy Group, Inc.........................................................      348,000
   7,700   Dominion Resources, Inc.................................................................      302,225
   9,900   DTE Energy Co...........................................................................      310,612
   6,300   Duke Energy Corp........................................................................      315,787
  13,500   Edison International....................................................................      353,531
  12,300   Entergy Corp............................................................................      316,725
  13,500   FirstEnergy Corp........................................................................      306,281
   8,000   Florida Progress Corp...................................................................      338,500
   7,500   FPL Group, Inc..........................................................................      321,094
   9,700   GPU, Inc................................................................................      290,394
  10,200   New Century Energies, Inc...............................................................      309,825
  23,400   Niagara Mohawk Holdings Inc.............................................................      326,137
  15,800   Northern States Power Co................................................................      308,100
   9,100   PECO Energy Co..........................................................................      316,225
  15,300   PG & E Corp.............................................................................      313,650
  10,000   Pinnacle West Capital Corp..............................................................      305,625
  14,300   PP&L Resources, Inc.....................................................................      327,112
   9,300   Public Service Enterprise Group, Inc....................................................      323,756
  13,500   Reliant Energy, Inc.....................................................................      308,812
  10,730   Scottish Power PLC (ADR) (United Kingdom)...............................................      300,440
  13,300   Southern Co.............................................................................      312,550
   9,300   Texas Utilities Co......................................................................      330,731
   9,900   Unicom Corp.............................................................................      331,650
                                                                                                     -----------
                                                                                                       9,966,629
                                                                                                     -----------
           ELECTRICAL PRODUCTS (0.5%)
   5,500   Emerson Electric Co.....................................................................      315,562
   5,600   Molex Inc...............................................................................      317,100
  10,200   Thomas & Betts Corp.....................................................................      325,125
                                                                                                     -----------
                                                                                                         957,787
                                                                                                     -----------
           ELECTRONIC COMPONENTS (0.5%)
  22,700   Andrew Corp.*...........................................................................      428,462
   4,700   Solectron Corp.*........................................................................      447,087
                                                                                                     -----------
                                                                                                         875,549
                                                                                                     -----------
           ELECTRONIC DATA PROCESSING (1.9%)
   4,200   Apple Computer, Inc.*...................................................................      431,550
  15,200   COMPAQ Computer Corp....................................................................      411,350
   8,300   Dell Computer Corp.*....................................................................      422,781
   5,700   Gateway, Inc............................................................................      410,756
   3,900   Hewlett-Packard Co......................................................................      444,356
   3,300   International Business Machines Corp....................................................      356,400
  31,700   Silicon Graphics, Inc.*.................................................................      311,056

                       SEE NOTES TO FINANCIAL STATEMENTS

VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
   5,600   Sun Microsystems, Inc.*.................................................................  $   433,300
  10,200   Unisys Corp.*...........................................................................      325,762
                                                                                                     -----------
                                                                                                       3,547,311
                                                                                                     -----------
           ELECTRONIC PRODUCTION EQUIPMENT (0.7%)
   3,400   Applied Materials, Inc.*................................................................      430,525
   4,100   KLA-Tencor Corp.*.......................................................................      456,381
   7,000   Teradyne, Inc.*.........................................................................      462,000
                                                                                                     -----------
                                                                                                       1,348,906
                                                                                                     -----------
           ENGINEERING & CONSTRUCTION (0.4%)
  10,100   Fluor Corp..............................................................................      463,337
  31,700   Foster Wheeler Corp.....................................................................      281,337
                                                                                                     -----------
                                                                                                         744,674
                                                                                                     -----------
           ENVIRONMENTAL SERVICES (0.4%)
  44,900   Allied Waste Industries, Inc.*..........................................................      395,681
  21,200   Waste Management, Inc...................................................................      364,375
                                                                                                     -----------
                                                                                                         760,056
                                                                                                     -----------
           FARMING/SEEDS/MILLING (0.2%)
  26,400   Archer-Daniels-Midland Co...............................................................      321,750
                                                                                                     -----------
           FINANCE COMPANIES (1.4%)
  11,100   Associates First Capital Corp. (Class A)................................................      304,556
   8,100   Capital One Financial Corp..............................................................      390,319
  12,500   Countrywide Credit Industries, Inc......................................................      315,625
   5,100   Fannie Mae..............................................................................      318,431
   6,700   Freddie Mac.............................................................................      315,319
   8,800   Household International, Inc............................................................      327,800
  14,100   MBNA Corp...............................................................................      384,225
   7,500   SLM Holding Corp........................................................................      316,875
                                                                                                     -----------
                                                                                                       2,673,150
                                                                                                     -----------
           FINANCIAL PUBLISHING/SERVICES (0.6%)
  10,900   Dun & Bradstreet Corp...................................................................      321,550
  14,100   Equifax, Inc............................................................................      332,231
   6,900   McGraw-Hill Companies, Inc..............................................................      425,212
                                                                                                     -----------
                                                                                                       1,078,993
                                                                                                     -----------
           FLUID CONTROLS (0.2%)
   9,100   Parker-Hannifin Corp....................................................................      466,944
                                                                                                     -----------
           FOOD CHAINS (0.9%)
  10,000   Albertson's, Inc........................................................................      322,500
  12,000   Great Atlantic & Pacific Tea Co., Inc...................................................      334,500
  18,900   Kroger Co.*.............................................................................      356,737
   9,600   Safeway Inc.*...........................................................................      341,400
  12,800   Winn-Dixie Stores, Inc..................................................................      306,400
                                                                                                     -----------
                                                                                                       1,661,537
                                                                                                     -----------
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           FOOD DISTRIBUTORS (0.4%)
  17,700   Supervalu, Inc..........................................................................  $   354,000
  11,200   SYSCO Corp..............................................................................      443,100
                                                                                                     -----------
                                                                                                         797,100
                                                                                                     -----------
           FOREST PRODUCTS (0.7%)
   9,000   Georgia-Pacific Corp....................................................................      456,750
  24,800   Louisiana-Pacific Corp..................................................................      353,400
   6,200   Weyerhaeuser Co.........................................................................      445,237
                                                                                                     -----------
                                                                                                       1,255,387
                                                                                                     -----------
           GENERIC DRUGS (0.2%)
  10,700   Watson Pharmaceuticals, Inc.*...........................................................      383,194
                                                                                                     -----------
           HOME BUILDING (0.7%)
  13,700   Centex Corp.............................................................................      338,219
  16,100   Fleetwood Enterprises, Inc..............................................................      332,062
  17,000   Kaufman & Broad Home Corp...............................................................      411,187
  15,000   Pulte Corp..............................................................................      337,500
                                                                                                     -----------
                                                                                                       1,418,968
                                                                                                     -----------
           HOME FURNISHINGS (0.5%)
  14,700   Leggett & Platt, Inc....................................................................      315,131
  11,000   Newell Rubbermaid, Inc..................................................................      319,000
  19,400   Tupperware Corp.........................................................................      328,587
                                                                                                     -----------
                                                                                                         962,718
                                                                                                     -----------
           HOSPITAL/NURSING MANAGEMENT (0.6%)
  14,800   Columbia/HCA Healthcare Corp............................................................      433,825
  22,000   Manor Care, Inc.........................................................................      352,000
  18,400   Tenet Healthcare Corp.*.................................................................      432,400
                                                                                                     -----------
                                                                                                       1,218,225
                                                                                                     -----------
           HOTELS/RESORTS (0.5%)
   7,400   Carnival Corp...........................................................................      353,812
  34,800   Hilton Hotels Corp......................................................................      334,950
  10,500   Marriott International, Inc. (Class A)..................................................      331,406
                                                                                                     -----------
                                                                                                       1,020,168
                                                                                                     -----------
           INDUSTRIAL MACHINERY/COMPONENTS (0.6%)
   5,000   Illinois Tool Works Inc.................................................................      337,812
   6,800   Ingersoll-Rand Co.......................................................................      374,425
  21,900   Milacron Inc............................................................................      336,712
                                                                                                     -----------
                                                                                                       1,048,949
                                                                                                     -----------
           INDUSTRIAL SPECIALTIES (0.6%)
  10,300   Ecolab, Inc.............................................................................      402,987
  10,800   Millipore Corp..........................................................................      417,150
  17,300   Pall Corp...............................................................................      373,031
                                                                                                     -----------
                                                                                                       1,193,168
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           INSURANCE BROKERS/SERVICES (0.4%)
  10,500   AON Corp................................................................................  $   420,000
   4,400   Marsh & McLennan Companies, Inc.........................................................      421,025
                                                                                                     -----------
                                                                                                         841,025
                                                                                                     -----------
           INTEGRATED OIL COMPANIES (1.9%)
   6,200   Amerada Hess Corp.......................................................................      351,850
   4,600   Atlantic Richfield Co...................................................................      397,900
   3,800   Chevron Corp............................................................................      329,175
  14,200   Conoco, Inc. (Class B)..................................................................      353,225
   5,100   Exxon Mobil Corp........................................................................      410,869
   7,100   Kerr-McGee Corp.........................................................................      440,200
   7,000   Phillips Petroleum Co...................................................................      329,000
   6,000   Royal Dutch Petroleum Co. (ADR) (Netherlands)...........................................      362,625
   6,000   Texaco, Inc.............................................................................      325,875
  10,300   Unocal Corp.............................................................................      345,694
                                                                                                     -----------
                                                                                                       3,646,413
                                                                                                     -----------
           INTERNET SERVICES (0.2%)
   4,800   America Online, Inc.*...................................................................      362,100
                                                                                                     -----------
           INVESTMENT   BANKERS/BROKERS/SERVICES (1.2%)
   8,820   Bear Stearns Companies, Inc.............................................................      377,055
   5,000   Lehman Brothers Holdings, Inc...........................................................      423,437
   4,700   Merrill Lynch & Co., Inc................................................................      392,450
   3,200   Morgan Stanley Dean Witter & Co. (Note 3)...............................................      456,800
   9,000   Paine Webber Group, Inc.................................................................      349,312
   9,700   Schwab (Charles) Corp...................................................................      372,237
                                                                                                     -----------
                                                                                                       2,371,291
                                                                                                     -----------
           INVESTMENT MANAGERS (0.3%)
  10,500   Franklin Resources, Inc.................................................................      336,656
   8,800   Price (T.) Rowe Associates, Inc.........................................................      323,950
                                                                                                     -----------
                                                                                                         660,606
                                                                                                     -----------
           LIFE INSURANCE (0.7%)
   4,800   American General Corp...................................................................      364,200
  18,500   Conseco, Inc............................................................................      330,687
   5,100   Jefferson-Pilot Corp....................................................................      348,075
   8,500   Lincoln National Corp...................................................................      340,000
                                                                                                     -----------
                                                                                                       1,382,962
                                                                                                     -----------
           MAJOR BANKS (4.0%)
   6,400   Bank of America Corp....................................................................      321,200
  10,000   Bank of New York Co., Inc...............................................................      400,000
  10,600   Bank One Corp...........................................................................      339,862
  11,500   BB&T Corp...............................................................................      314,812
   4,900   Chase Manhattan Corp. (The).............................................................      380,669
   7,000   Comerica, Inc...........................................................................      326,813
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
   9,500   First Union Corp........................................................................  $   311,719
  12,000   FleetBoston Financial Corp..............................................................      417,750
  14,300   Huntington Bancshares, Inc..............................................................      340,519
  14,500   KeyCorp.................................................................................      320,813
   9,600   Mellon Financial Corp...................................................................      327,000
   2,900   Morgan (J.P.) & Co., Inc................................................................      367,213
  14,000   National City Corp......................................................................      331,625
   7,200   PNC Bank Corp...........................................................................      320,400
   5,800   Republic New York Corp..................................................................      417,600
   9,400   SouthTrust Corp.........................................................................      354,850
   4,900   State Street Corp.......................................................................      358,006
  10,700   Summit Bancorp..........................................................................      327,688
   5,100   SunTrust Banks, Inc.....................................................................      350,944
  14,000   U.S. Bancorp............................................................................      333,375
   4,600   Wachovia Corp...........................................................................      312,800
   9,900   Wells Fargo & Co........................................................................      400,331
                                                                                                     -----------
                                                                                                       7,675,989
                                                                                                     -----------
           MAJOR CHEMICALS (1.4%)
   3,400   Dow Chemical Co.........................................................................      454,325
   5,400   DuPont (E.I.) de Nemours & Co., Inc.....................................................      355,725
   7,900   Eastman Chemical Co.....................................................................      376,731
  12,500   Hercules Inc............................................................................      348,438
   9,000   Monsanto Co.............................................................................      320,625
   9,700   Rohm & Haas Co..........................................................................      394,669
   6,900   Union Carbide Corp......................................................................      460,575
                                                                                                     -----------
                                                                                                       2,711,088
                                                                                                     -----------
           MAJOR PHARMACEUTICALS (1.8%)
   8,400   Abbott Laboratories.....................................................................      305,025
   8,200   American Home Products Corp.............................................................      323,388
   5,800   Bristol-Myers Squibb Co.................................................................      372,288
   4,100   Johnson & Johnson.......................................................................      381,813
   5,400   Lilly (Eli) & Co........................................................................      359,100
   4,900   Merck & Co., Inc.*......................................................................      328,606
  10,500   Pfizer, Inc.............................................................................      340,594
   6,800   Pharmacia & Upjohn, Inc.................................................................      306,000
   7,400   Schering-Plough Corp....................................................................      312,188
   5,000   Warner-Lambert Co.......................................................................      409,688
                                                                                                     -----------
                                                                                                       3,438,690
                                                                                                     -----------
           MAJOR U.S. TELECOMMUNICATIONS (1.8%)
   4,900   ALLTEL Corp.............................................................................      405,169
   7,350   AT&T Corp...............................................................................      373,013
   6,100   Bell Atlantic Corp......................................................................      375,531
   8,000   BellSouth Corp..........................................................................      374,500
   5,300   GTE Corp................................................................................      373,981
   6,600   MCI WorldCom, Inc.*.....................................................................      349,800
   8,300   SBC Communications, Inc.................................................................      404,625

                       SEE NOTES TO FINANCIAL STATEMENTS

VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
   6,200   Sprint Corp. (FON Group)................................................................  $   417,338
   5,800   U.S. West, Inc..........................................................................      417,600
                                                                                                     -----------
                                                                                                       3,491,557
                                                                                                     -----------
           MANAGED HEALTH CARE (0.7%)
   6,200   Aetna, Inc..............................................................................      346,038
  43,100   Humana, Inc.*...........................................................................      352,881
   6,800   United HealthCare Corp..................................................................      361,250
   5,400   Wellpoint Health Networks, Inc.*........................................................      356,063
                                                                                                     -----------
                                                                                                       1,416,232
                                                                                                     -----------
           MEAT/POULTRY/FISH (0.2%)
  14,800   ConAgra, Inc............................................................................      333,925
                                                                                                     -----------
           MEDIA CONGLOMERATES (0.6%)
  11,900   Disney (Walt) Co........................................................................      348,075
   5,800   Time Warner Inc.........................................................................      420,138
   7,200   Viacom, Inc. (Class B)*.................................................................      435,150
                                                                                                     -----------
                                                                                                       1,203,363
                                                                                                     -----------
           MEDICAL EQUIPMENT & SUPPLIES (0.2%)
  10,200   Medtronic, Inc..........................................................................      371,663
                                                                                                     -----------
           MEDICAL SPECIALTIES (2.0%)
   9,800   ALZA Corp. (Class A)*...................................................................      339,325
   7,400   Bard (C.R.), Inc........................................................................      392,200
   5,900   Bausch & Lomb, Inc......................................................................      403,781
   5,800   Baxter International, Inc...............................................................      364,313
  12,700   Becton, Dickinson & Co..................................................................      339,725
  11,300   Biomet, Inc.............................................................................      451,294
  15,600   Boston Scientific Corp.*................................................................      341,250
   7,000   Guidant Corp............................................................................      329,000
  11,900   Mallinckrodt, Inc.......................................................................      378,569
  12,600   St. Jude Medical, Inc.*.................................................................      386,663
                                                                                                     -----------
                                                                                                       3,726,120
                                                                                                     -----------
           MEDICAL/DENTAL DISTRIBUTORS (0.4%)
   7,000   Cardinal Health, Inc....................................................................      335,125
  15,100   McKesson HBOC, Inc......................................................................      340,694
                                                                                                     -----------
                                                                                                         675,819
                                                                                                     -----------
           MEDICAL/NURSING SERVICES (0.1%)
  48,800   HEALTHSOUTH Corp.*......................................................................      262,300
                                                                                                     -----------
           METALS FABRICATIONS (0.2%)
  19,500   Timken Co. (The)........................................................................      398,531
                                                                                                     -----------
           MID-SIZED BANKS (1.5%)
  16,300   AmSouth Bancorporation..................................................................      314,794
   5,362   Fifth Third Bancorp.....................................................................      393,102
  17,200   Firstar Corp............................................................................      363,350
   8,500   Northern Trust Corp.....................................................................      453,688
   9,000   Old Kent Financial Corp.................................................................      318,375
  12,900   Regions Financial Corp..................................................................      323,306
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
  17,800   Synovus Financial Corp..................................................................  $   353,775
   8,300   Union Planters Corp.....................................................................      327,331
                                                                                                     -----------
                                                                                                       2,847,721
                                                                                                     -----------
           MILITARY/GOV'T/TECHNICAL (0.6%)
   6,400   General Dynamics Corp...................................................................      337,600
  10,600   PerkinElmer, Inc........................................................................      441,888
  11,900   Raytheon Co. (Class B)..................................................................      316,094
                                                                                                     -----------
                                                                                                       1,095,582
                                                                                                     -----------
           MOTOR VEHICLES (0.4%)
   6,500   Ford Motor Co...........................................................................      347,344
   5,600   General Motors Corp.....................................................................      407,050
                                                                                                     -----------
                                                                                                         754,394
                                                                                                     -----------
           MOVIES/ENTERTAINMENT (0.2%)
   8,400   Seagram Co. Ltd. (Canada)...............................................................      377,475
                                                                                                     -----------
           MULTI-LINE INSURANCE (0.9%)
  12,800   Allstate Corp...........................................................................      307,200
   3,900   American International Group, Inc.......................................................      421,688
   4,500   CIGNA Corp..............................................................................      362,531
   7,500   Hartford Financial Services Group Inc. (Note 3).........................................      355,313
  13,600   Safeco Corp.............................................................................      337,450
                                                                                                     -----------
                                                                                                       1,784,182
                                                                                                     -----------
           MULTI-SECTOR COMPANIES (1.1%)
  17,600   Crane Co................................................................................      349,800
   9,900   Fortune Brands, Inc.....................................................................      327,319
   2,700   General Electric Co.....................................................................      417,830
  40,900   McDermott International, Inc............................................................      370,656
  11,100   National Service Industries, Inc........................................................      327,450
   4,500   Textron, Inc............................................................................      345,094
                                                                                                     -----------
                                                                                                       2,138,149
                                                                                                     -----------
           NATURAL GAS (1.1%)
   5,900   Consolidated Natural Gas Co.............................................................      383,131
   7,400   Eastern Enterprises.....................................................................      425,038
   9,800   Nicor Inc...............................................................................      318,500
  12,000   ONEOK, Inc..............................................................................      301,500
   9,000   Peoples Energy Corp.....................................................................      301,500
  17,400   Sempra Energy...........................................................................      302,325
                                                                                                     -----------
                                                                                                       2,031,994
                                                                                                     -----------
           NEWSPAPERS (1.3%)
   6,200   Dow Jones & Co., Inc....................................................................      421,600
   4,600   Gannett Co., Inc........................................................................      375,188
   6,100   Knight-Ridder, Inc......................................................................      362,950
   8,900   New York Times Co. (The) (Class A)......................................................      437,213

                       SEE NOTES TO FINANCIAL STATEMENTS

VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
   5,500   Times Mirror Co. (Class A)..............................................................  $   368,500
   8,000   Tribune Co..............................................................................      440,500
                                                                                                     -----------
                                                                                                       2,405,951
                                                                                                     -----------
           OFFICE EQUIPMENT/SUPPLIES (0.6%)
   6,100   Avery Dennison Corp.....................................................................      444,538
   7,100   Pitney Bowes, Inc.......................................................................      343,019
  14,500   Xerox Corp..............................................................................      328,969
                                                                                                     -----------
                                                                                                       1,116,526
                                                                                                     -----------
           OIL & GAS PRODUCTION (0.9%)
  10,900   Anardarko Petroleum Corp................................................................      371,963
  10,100   Apache Corp.............................................................................      373,069
  10,100   Burlington Resources, Inc...............................................................      333,931
  17,800   Occidental Petroleum Corp...............................................................      384,925
  26,400   Union Pacific Resources Group, Inc......................................................      336,600
                                                                                                     -----------
                                                                                                       1,800,488
                                                                                                     -----------
           OIL REFINING/MARKETING (0.7%)
   9,700   Ashland, Inc............................................................................      319,494
  13,400   Sunoco, Inc.............................................................................      314,900
  12,500   Tosco Corp..............................................................................      339,844
  12,400   USX-Marathon Group......................................................................      306,125
                                                                                                     -----------
                                                                                                       1,280,363
                                                                                                     -----------
           OIL/GAS TRANSMISSION (1.0%)
  10,000   Coastal Corp............................................................................      354,375
   5,900   Columbia Energy Group...................................................................      373,175
  10,300   El Paso Energy Corp.....................................................................      399,769
  10,400   Enron Corp..............................................................................      461,500
  11,200   Williams Companies, Inc.................................................................      342,300
                                                                                                     -----------
                                                                                                       1,931,119
                                                                                                     -----------
           OILFIELD SERVICES/EQUIPMENT (0.6%)
  16,700   Baker Hughes Inc........................................................................      351,744
   9,700   Halliburton Co..........................................................................      390,425
   6,500   Schlumberger, Ltd.......................................................................      365,625
   1,258   Transocean Sedco Forex Inc..............................................................       42,392
                                                                                                     -----------
                                                                                                       1,150,186
                                                                                                     -----------
           OTHER CONSUMER SERVICES (0.6%)
   7,900   Block (H.&R.), Inc......................................................................      345,625
  17,100   Cendant Corp.*..........................................................................      454,219
  47,500   Service Corp. International.............................................................      329,531
                                                                                                     -----------
                                                                                                       1,129,375
                                                                                                     -----------
           OTHER METALS/MINERALS (0.7%)
  15,200   Allegheny Technologies Inc..............................................................      341,050
  18,200   Inco Ltd. (Canada)......................................................................      427,700
   7,200   Phelps Dodge Corp.......................................................................      483,300
                                                                                                     -----------
                                                                                                       1,252,050
                                                                                                     -----------
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           OTHER PHARMACEUTICALS (0.2%)
   7,400   Allergan, Inc...........................................................................  $   368,150
                                                                                                     -----------
           OTHER SPECIALTY STORES (1.1%)
  12,000   AutoZone, Inc.*.........................................................................      387,750
  10,000   Bed Bath & Beyond Inc.*.................................................................      346,250
  31,300   Office Depot, Inc.*.....................................................................      342,344
  35,500   Pep Boys-Manny, Moe & Jack..............................................................      323,938
  15,500   Staples, Inc.*..........................................................................      319,688
  23,300   Toys 'R' Us, Inc.*......................................................................      333,481
                                                                                                     -----------
                                                                                                       2,053,451
                                                                                                     -----------
           OTHER TELECOMMUNICATIONS (0.4%)
   8,700   CenturyTel, Inc.........................................................................      412,163
   7,900   Global Crossing Ltd. (Bermuda)*.........................................................      394,506
                                                                                                     -----------
                                                                                                         806,669
                                                                                                     -----------
           OTHER TRANSPORTATION (0.1%)
  30,600   Laidlaw, Inc. (Canada)..................................................................      160,650
                                                                                                     -----------
           PACKAGE GOODS/COSMETICS (1.6%)
  12,700   Alberto-Culver Co. (Class B)............................................................      327,819
  12,000   Avon Products, Inc......................................................................      396,000
   7,700   Clorox Co...............................................................................      387,888
   6,700   Colgate-Palmolive Co....................................................................      435,500
   9,100   Gillette Co.............................................................................      374,806
   9,100   International Flavors & Fragrances, Inc.................................................      343,525
   6,300   Kimberly-Clark Corp.....................................................................      411,075
   3,800   Procter & Gamble Co.....................................................................      416,338
                                                                                                     -----------
                                                                                                       3,092,951
                                                                                                     -----------
           PACKAGED FOODS (1.6%)
   7,100   Bestfoods...............................................................................      373,194
   8,100   Campbell Soup Co........................................................................      313,369
   9,500   General Mills, Inc......................................................................      339,625
   7,700   Heinz (H.J.) Co.........................................................................      306,556
  10,500   Kellogg Co..............................................................................      323,531
   5,700   Quaker Oats Company (The)...............................................................      374,063
  11,700   Ralston-Ralston Purina Group............................................................      326,138
  15,500   Sara Lee Corp...........................................................................      341,969
   6,000   Unilever N.V. (Netherlands).............................................................      326,625
                                                                                                     -----------
                                                                                                       3,025,070
                                                                                                     -----------
           PAINTS/COATINGS (0.4%)
   6,000   PPG Industries, Inc.....................................................................      375,375
  16,500   Sherwin-Williams Co.....................................................................      346,500
                                                                                                     -----------
                                                                                                         721,875
                                                                                                     -----------
           PAPER (1.8%)
  10,000   Boise Cascade Corp......................................................................      405,000
   7,100   Champion International Corp.............................................................      439,756
  11,800   Fort James Corp.........................................................................      323,025

                       SEE NOTES TO FINANCIAL STATEMENTS

VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
   7,800   International Paper Co..................................................................  $   440,213
  10,300   Mead Corp...............................................................................      447,406
   9,300   Potlatch Corp...........................................................................      415,013
  13,300   Westvaco Corp...........................................................................      433,913
   9,200   Willamette Industries, Inc..............................................................      427,225
                                                                                                     -----------
                                                                                                       3,331,551
                                                                                                     -----------
           PHOTOGRAPHIC PRODUCTS (0.3%)
   5,100   Eastman Kodak Co........................................................................      337,875
  17,100   Polaroid Corp...........................................................................      321,694
                                                                                                     -----------
                                                                                                         659,569
                                                                                                     -----------
           PRECIOUS METALS (1.1%)
  18,900   Barrick Gold Corp. (Canada).............................................................      334,294
  71,000   Battle Mountain Gold Co.................................................................      146,438
  24,700   Freeport-McMoran Copper & Gold, Inc. (Class B)..........................................      521,788
  42,000   Homestake Mining Co.....................................................................      328,125
  17,400   Newmont Mining Corp.....................................................................      426,300
  30,000   Placer Dome Inc. (Canada)...............................................................      322,500
                                                                                                     -----------
                                                                                                       2,079,445
                                                                                                     -----------
           PRECISION INSTRUMENTS (0.5%)
   3,900   PE Corporation-PE Biosystems Group......................................................      469,219
  11,600   Tektronix, Inc..........................................................................      450,950
                                                                                                     -----------
                                                                                                         920,169
                                                                                                     -----------
           PRINTING/FORMS (0.4%)
  11,900   Deluxe Corp.............................................................................      326,506
  13,200   Donnelley (R.R.) & Sons Co..............................................................      327,525
  29,000   Moore Corp. Ltd. (Canada)...............................................................      175,813
                                                                                                     -----------
                                                                                                         829,844
                                                                                                     -----------
           PROPERTY - CASUALTY INSURERS (0.9%)
   6,300   Chubb Corp..............................................................................      354,769
   9,900   Cincinnati Financial Corp...............................................................      306,900
   5,100   Loews Corp..............................................................................      309,506
   4,300   Progressive Corp........................................................................      314,438
  10,800   St. Paul Companies, Inc.................................................................      363,825
                                                                                                     -----------
                                                                                                       1,649,438
                                                                                                     -----------
           RAILROADS (1.0%)
  13,100   Burlington Northern Santa Fe Corp.......................................................      317,675
  10,800   CSX Corp................................................................................      338,850
   6,500   Kansas City Southern Industries, Inc....................................................      485,063
  15,900   Norfolk Southern Corp...................................................................      325,950
   7,800   Union Pacific Corp......................................................................      340,275
                                                                                                     -----------
                                                                                                       1,807,813
                                                                                                     -----------
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           RECREATIONAL PRODUCTS/TOYS (0.5%)
  15,600   Brunswick Corp..........................................................................  $   347,100
  18,350   Hasbro, Inc.............................................................................      349,797
  25,600   Mattel, Inc.............................................................................      336,000
                                                                                                     -----------
                                                                                                       1,032,897
                                                                                                     -----------
           RENTAL/LEASING COMPANIES (0.2%)
  13,700   Ryder System, Inc.......................................................................      334,794
                                                                                                     -----------
           RESTAURANTS (0.7%)
  18,300   Darden Restaurants, Inc.................................................................      331,688
   9,100   McDonald's Corp.........................................................................      366,844
   8,200   Tricon Global Restaurants, Inc.*........................................................      316,725
  15,700   Wendy's International, Inc..............................................................      323,813
                                                                                                     -----------
                                                                                                       1,339,070
                                                                                                     -----------
           SAVINGS & LOAN ASSOCIATIONS (0.4%)
  10,500   Golden West Financial Corp..............................................................      351,750
  12,100   Washington Mutual, Inc..................................................................      314,600
                                                                                                     -----------
                                                                                                         666,350
                                                                                                     -----------
           SEMICONDUCTORS (1.7%)
  14,200   Advanced Micro Devices, Inc.*...........................................................      410,913
   3,800   Analog Devices, Inc.*...................................................................      353,400
   5,100   Intel Corp..............................................................................      419,475
   6,300   LSI Logic Corp.*........................................................................      425,250
   5,100   Micron Technology, Inc.*................................................................      396,525
   9,300   National Semiconductor Corp.*...........................................................      398,156
   3,900   Texas Instruments, Inc..................................................................      377,813
   8,000   Xilinx, Inc.*...........................................................................      363,500
                                                                                                     -----------
                                                                                                       3,145,032
                                                                                                     -----------
           SERVICES TO THE HEALTH INDUSTRY (0.5%)
  13,600   IMS Health Inc..........................................................................      369,750
  17,600   Quintiles Transnational Corp.*..........................................................      327,800
   6,700   Shared Medical Systems Corp.............................................................      341,281
                                                                                                     -----------
                                                                                                       1,038,831
                                                                                                     -----------
           SHOE MANUFACTURING (0.3%)
   6,800   Nike, Inc. (Class B)....................................................................      337,025
  37,500   Reebok International Ltd.*..............................................................      307,031
                                                                                                     -----------
                                                                                                         644,056
                                                                                                     -----------
           SPECIALTY CHEMICALS (1.3%)
  10,800   Air Products & Chemicals, Inc...........................................................      362,475
  18,200   Engelhard Corp..........................................................................      343,525
   6,800   FMC Corp.*..............................................................................      389,725
  23,500   Grace (W. R.) & Co......................................................................      326,063
   8,700   Great Lakes Chemical Corp...............................................................      332,231
   8,800   Praxair, Inc............................................................................      442,750
  11,000   Sigma-Aldrich Corp......................................................................      330,000
                                                                                                     -----------
                                                                                                       2,526,769
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           SPECIALTY FOODS/CANDY (0.4%)
   6,400   Hershey Foods Corp......................................................................  $   304,000
   4,500   Wrigley (Wm.) Jr. Co. (Class A).........................................................      373,219
                                                                                                     -----------
                                                                                                         677,219
                                                                                                     -----------
           SPECIALTY INSURERS (0.4%)
   6,800   MBIA, Inc...............................................................................      359,125
   6,800   MGIC Investment Corp....................................................................      409,275
                                                                                                     -----------
                                                                                                         768,400
                                                                                                     -----------
           SPECIALTY STEELS (0.2%)
   7,100   Nucor Corp..............................................................................      389,169
                                                                                                     -----------
           STEEL/IRON ORE (0.7%)
  45,000   Bethlehem Steel Corp.*..................................................................      376,875
  13,500   USX-U.S. Steel Group....................................................................      445,500
  26,400   Worthington Industries, Inc.............................................................      435,600
                                                                                                     -----------
                                                                                                       1,257,975
                                                                                                     -----------
           TELECOMMUNICATION EQUIPMENT (2.3%)
   5,800   ADC Telecommunications, Inc.*...........................................................      420,500
   2,400   Comverse Technology, Inc.*..............................................................      347,250
   3,500   Corning Inc.............................................................................      451,281
   5,200   General Instrument Corp.*...............................................................      442,000
   5,000   Lucent Technologies Inc.................................................................      374,063
   2,900   Motorola, Inc...........................................................................      427,025
   4,300   Nortel Networks Corp. (Canada)..........................................................      434,300
   3,600   QUALCOMM Inc.*..........................................................................      633,825
   7,300   Scientific-Atlanta, Inc.................................................................      406,063
   6,600   Tellabs, Inc.*..........................................................................      423,225
                                                                                                     -----------
                                                                                                       4,359,532
                                                                                                     -----------
           TEXTILES (0.2%)
  10,100   Springs Industries, Inc. (Class A)......................................................      403,369
                                                                                                     -----------
           TOBACCO (0.5%)
  27,700   Nabisco Group Holdings Corp.............................................................      294,313
  13,700   Philip Morris Companies, Inc............................................................      317,669
  12,700   UST, Inc................................................................................      319,881
                                                                                                     -----------
                                                                                                         931,863
                                                                                                     -----------
           TOOLS/HARDWARE (0.8%)
   6,900   Black & Decker Corp.....................................................................      360,525
   7,200   Briggs & Stratton Corp..................................................................      386,100
  11,400   Snap-On, Inc............................................................................      302,813
  12,600   Stanley Works...........................................................................      379,575
                                                                                                     -----------
                                                                                                       1,429,013
                                                                                                     -----------
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           WHOLESALE DISTRIBUTORS (0.3%)
   7,400   Grainger (W.W.), Inc....................................................................  $   353,813
  30,300   IKON Office Solutions, Inc..............................................................      206,419
                                                                                                     -----------
                                                                                                         560,232
                                                                                                     -----------

           TOTAL COMMON STOCKS
           (IDENTIFIED COST $145,265,618)..........................................................  184,889,648
                                                                                                     -----------

 PRINCIPAL
 AMOUNT IN
 THOUSANDS
-----------
             SHORT-TERM INVESTMENT (a) (2.3%)
             U.S. GOVERNMENT AGENCY
$     4,500  Federal Home Loan Mortgage Corp. 1.50% due 01/03/00 (AMORTIZED COST $4,499,625)......     4,499,625
                                                                                                    ------------

TOTAL INVESTMENTS
(IDENTIFIED COST $149,765,243) (B)........................................................   99.8%    189,389,273

CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES............................................    0.2         318,755
                                                                                            -----   -------------

NET ASSETS................................................................................  100.0%  $ 189,708,028
                                                                                            -----   -------------
                                                                                            -----   -------------

---------------------

ADR  American Depository Receipt.
 *   Non-income producing security.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $53,733,449 and the aggregate gross unrealized depreciation is $14,109,419, resulting in net unrealized appreciation of $39,624,030.

                       SEE NOTES TO FINANCIAL STATEMENTS

GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (96.4%)
           ADVERTISING (1.2%)
  11,500   Omnicom Group, Inc......................................................................  $ 1,150,000
                                                                                                     -----------
           AEROSPACE (3.3%)
  49,200   United Technologies Corp................................................................    3,198,000
                                                                                                     -----------
           ALCOHOLIC BEVERAGES (0.8%)
  11,500   Anheuser-Busch Companies, Inc...........................................................      815,062
                                                                                                     -----------
           BIOTECHNOLOGY (0.7%)
  10,900   Amgen Inc.*.............................................................................      654,000
   1,600   Tularik Inc.*...........................................................................       51,800
                                                                                                     -----------
                                                                                                         705,800
                                                                                                     -----------
           BROADCASTING (5.6%)
  15,700   AMFM, Inc.*.............................................................................    1,228,525
  11,800   CBS Corp.*..............................................................................      754,462
  38,300   Clear Channel Communications, Inc.*.....................................................    3,418,275
                                                                                                     -----------
                                                                                                       5,401,262
                                                                                                     -----------
           BUILDING MATERIALS/DIY CHAINS (3.6%)
  50,550   Home Depot, Inc. (The)*.................................................................    3,465,834
                                                                                                     -----------
           CABLE TELEVISION (6.0%)
  35,100   AT&T Corp. - Liberty Media Group (Class A)*.............................................    1,991,925
  16,100   Charter Communications, Inc. (Class A)*.................................................      352,187
  28,900   Comcast Corp. (Class A Special)*........................................................    1,459,450
   4,600   Comcast Corp. (Class A).................................................................      220,225
  19,400   MediaOne Group, Inc.*...................................................................    1,490,162
   4,300   Tivo Inc.*..............................................................................      142,975
   2,800   TV Guide, Inc. (Class A)*...............................................................      119,525
                                                                                                     -----------
                                                                                                       5,776,449
                                                                                                     -----------
           CLOTHING/SHOE/ACCESSORY STORES (0.7%)
  16,005   Intimate Brands, Inc....................................................................      690,216
                                                                                                     -----------
           COMPUTER COMMUNICATIONS (5.6%)
  44,950   Cisco Systems, Inc.*....................................................................    4,812,459
   1,600   Cobalt Networks, Inc.*..................................................................      171,200
   1,400   Finisar Corp.*..........................................................................      124,775
     900   Juniper Networks, Inc.*.................................................................      305,325
                                                                                                     -----------
                                                                                                       5,413,759
                                                                                                     -----------
           COMPUTER SOFTWARE (6.5%)
  43,100   Microsoft Corp.*........................................................................    5,029,231
   8,000   Novell, Inc.*...........................................................................      319,000
   1,500   OpenTV Corp.*...........................................................................      120,375
   5,850   Oracle Corp.*...........................................................................      655,200
     800   Va Linux Systems, Inc.*.................................................................      165,300
                                                                                                     -----------
                                                                                                       6,289,106
                                                                                                     -----------
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           DISCOUNT CHAINS (3.6%)
  22,600   Costco Wholesale Corp.*.................................................................  $ 2,060,837
  20,300   Wal-Mart Stores, Inc....................................................................    1,403,237
                                                                                                     -----------
                                                                                                       3,464,074
                                                                                                     -----------
           DIVERSIFIED ELECTRONIC PRODUCTS (1.0%)
   6,200   JDS Uniphase Corp.*.....................................................................      999,750
                                                                                                     -----------
           DIVERSIFIED FINANCIAL SERVICES (3.4%)
  10,300   American Express Co.....................................................................    1,712,375
  28,400   Citigroup, Inc..........................................................................    1,577,975
                                                                                                     -----------
                                                                                                       3,290,350
                                                                                                     -----------
           DIVERSIFIED MANUFACTURING (5.1%)
 125,900   Tyco International Ltd. (Bermuda).......................................................    4,894,362
                                                                                                     -----------
           ELECTRIC UTILITIES (0.3%)
   6,900   Montana Power Co........................................................................      248,831
                                                                                                     -----------
           ELECTRONIC COMPONENTS (0.6%)
   6,000   Solectron Corp.*........................................................................      570,750
                                                                                                     -----------
           ELECTRONIC DATA PROCESSING (1.0%)
  12,800   Sun Microsystems, Inc.*.................................................................      990,400
                                                                                                     -----------
           ELECTRONIC PRODUCTION EQUIPMENT (1.4%)
   9,800   Applied Materials, Inc.*................................................................    1,240,925
   1,000   KLA-Tencor Corp.*.......................................................................      111,312
                                                                                                     -----------
                                                                                                       1,352,237
                                                                                                     -----------
           FOOD CHAINS (0.3%)
   7,300   Safeway Inc.*...........................................................................      259,606
                                                                                                     -----------
           INTERNET SERVICES (2.8%)
  17,800   America Online, Inc.*...................................................................    1,342,787
   3,400   Inktomi Corp.*..........................................................................      301,325
   1,900   Internet Capital Group, Inc.*...........................................................      322,169
   1,700   Yahoo! Inc.*............................................................................      735,569
                                                                                                     -----------
                                                                                                       2,701,850
                                                                                                     -----------
           MAJOR BANKS (1.2%)
  28,200   Bank of New York Co., Inc...............................................................    1,128,000
                                                                                                     -----------
           MAJOR CHEMICALS (0.2%)
   5,600   Monsanto Co.............................................................................      199,500
                                                                                                     -----------
           MAJOR PHARMACEUTICALS (10.2%)
  22,100   American Home Products Corp.............................................................      871,569
  31,700   Bristol-Myers Squibb Co.................................................................    2,034,744
  14,400   Johnson & Johnson.......................................................................    1,341,000
   4,600   Lilly (Eli) & Co........................................................................      305,900
  19,000   Merck & Co., Inc.*......................................................................    1,274,187
  49,200   Pfizer, Inc.............................................................................    1,595,925
  30,400   Warner-Lambert Co.......................................................................    2,490,900
                                                                                                     -----------
                                                                                                       9,914,225
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           MAJOR U.S. TELECOMMUNICATIONS (4.1%)
  23,000   Bell Atlantic Corp......................................................................  $ 1,415,937
   3,000   BellSouth Corp..........................................................................      140,438
  42,300   MCI WorldCom, Inc.*.....................................................................    2,241,900
   3,800   SBC Communications, Inc.................................................................      185,250
                                                                                                     -----------
                                                                                                       3,983,525
                                                                                                     -----------
           MEDIA CONGLOMERATES (2.1%)
  28,700   Time Warner Inc.........................................................................    2,078,956
                                                                                                     -----------
           MEDICAL EQUIPMENT & SUPPLIES (0.5%)
  12,500   Medtronic, Inc..........................................................................      455,469
                                                                                                     -----------
           MILITARY/GOV'T/TECHNICAL (2.0%)
  22,200   General Dynamics Corp.*.................................................................    1,171,050
   5,200   General Motors Corp. (Class H)*.........................................................      499,200
   4,600   Litton Industries, Inc.*................................................................      229,425
                                                                                                     -----------
                                                                                                       1,899,675
                                                                                                     -----------
           MULTI-LINE INSURANCE (0.6%)
   5,600   American International Group, Inc.......................................................      605,500
                                                                                                     -----------
           MULTI-SECTOR COMPANIES (5.8%)
  30,100   General Electric Co.....................................................................    4,657,975
  12,600   Textron, Inc............................................................................      966,263
                                                                                                     -----------
                                                                                                       5,624,238
                                                                                                     -----------
           OFFICE EQUIPMENT/SUPPLIES (1.2%)
  23,100   Pitney Bowes, Inc.......................................................................    1,116,019
                                                                                                     -----------
           OTHER PHARMACEUTICALS (0.2%)
   3,400   Forest Laboratories, Inc.*..............................................................      208,888
                                                                                                     -----------
           OTHER SPECIALTY STORES (0.3%)
   3,300   Tiffany & Co............................................................................      294,525
                                                                                                     -----------
           OTHER TELECOMMUNICATIONS (0.6%)
  13,200   IXnet, Inc.*............................................................................      396,825
   4,500   Pinnacle Holdings Inc.*.................................................................      191,813
                                                                                                     -----------
                                                                                                         588,638
                                                                                                     -----------
           PACKAGE GOODS/COSMETICS (1.7%)
   2,200   Estee Lauder Companies, Inc. (Class A)..................................................      110,963
  13,900   Procter & Gamble Co.....................................................................    1,522,919
                                                                                                     -----------
                                                                                                       1,633,882
                                                                                                     -----------
           PACKAGED FOODS (0.4%)
   5,900   Quaker Oats Company (The)...............................................................      387,188
                                                                                                     -----------
           RESTAURANTS (0.2%)
   7,700   Brinker International, Inc.*............................................................      184,800
                                                                                                     -----------
           SEMICONDUCTORS (4.5%)
  33,200   Intel Corp..............................................................................    2,730,700
  16,600   Maxim Integrated Products, Inc.*........................................................      782,275
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
   8,700   Texas Instruments, Inc..................................................................  $   842,813
                                                                                                     -----------
                                                                                                       4,355,788
                                                                                                     -----------
           SPECIALTY FOODS/CANDY (0.4%)
  12,900   Keebler Foods Co.*......................................................................      362,813
                                                                                                     -----------
           TELECOMMUNICATION EQUIPMENT (6.3%)
  28,600   American Tower Corp. (Class A)*.........................................................      874,088
   8,600   CIENA Corp.*............................................................................      494,500
  15,800   Lucent Technologies Inc.................................................................    1,182,038
  19,100   Motorola, Inc...........................................................................    2,812,475
   8,100   Nortel Networks Corp. (Canada)..........................................................      818,100
                                                                                                     -----------
                                                                                                       6,181,201
                                                                                                     -----------
           TOBACCO (0.4%)
  15,700   Philip Morris Companies, Inc............................................................      364,044
                                                                                                     -----------

           TOTAL COMMON STOCKS
           (IDENTIFIED COST $69,175,939)...........................................................   93,244,572
                                                                                                     -----------

PRINCIPAL
AMOUNT IN
THOUSANDS
---------
           SHORT-TERM INVESTMENT (3.5%)
           REPURCHASE AGREEMENT
$  3,394   The Bank of New York 1.50% due 01/03/00 (dated 12/31/99; proceeds $3,393,945) (a)
             (IDENTIFIED COST $3,393,520)..........................................................    3,393,520
                                                                                                     -----------

TOTAL INVESTMENTS
(IDENTIFIED COST $72,569,459) (B)..........................................................   99.9%    96,638,092

OTHER ASSETS IN EXCESS OF LIABILITIES......................................................    0.1         60,805
                                                                                             -----   ------------

NET ASSETS.................................................................................  100.0%  $ 96,698,897
                                                                                             -----   ------------
                                                                                             -----   ------------

---------------------

 *   Non-income producing security.
(a) Collateralized by $2,380,308 U.S. Treasury Bond 11.25% due 02/15/15 valued at $3,464,091.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $25,671,018 and the aggregate gross unrealized depreciation is $1,602,385, resulting in net unrealized appreciation of $24,068,633.

                       SEE NOTES TO FINANCIAL STATEMENTS

AMERICAN OPPORTUNITIES
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999


NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (94.7%)
           ADVERTISING (2.7%)
  18,000   DoubleClick Inc.*......................................................................  $  4,555,125
  24,000   Interpublic Group of Companies, Inc....................................................     1,384,500
  23,700   Lamar Advertising Co.*.................................................................     1,430,887
 100,000   Omnicom Group, Inc.....................................................................    10,000,000
  19,300   True North Communications, Inc.........................................................       862,469
 177,000   WPP Group, PLC (United Kingdom)........................................................     2,802,848
                                                                                                    ------------
                                                                                                      21,035,829
                                                                                                    ------------
           ALCOHOLIC BEVERAGES (1.1%)
  48,800   Anheuser-Busch Companies, Inc..........................................................     3,458,700
  12,190   LVMH-Moet Hennessy Louis Vuitton (France)..............................................     5,452,334
                                                                                                    ------------
                                                                                                       8,911,034
                                                                                                    ------------
           ALUMINUM (1.5%)
  90,000   Alcan Aluminium, Ltd. (Canada).........................................................     3,706,875
 100,000   Alcoa, Inc.............................................................................     8,300,000
                                                                                                    ------------
                                                                                                      12,006,875
                                                                                                    ------------
           BIOTECHNOLOGY (2.5%)
 120,000   Amgen Inc.*............................................................................     7,200,000
  25,000   COR Therapeutics, Inc.*................................................................       671,875
  58,200   Genentech, Inc.*.......................................................................     7,827,900
  10,000   Human Genome Sciences, Inc.*...........................................................     1,525,000
  15,000   MedImmune, Inc.*.......................................................................     2,486,250
                                                                                                    ------------
                                                                                                      19,711,025
                                                                                                    ------------
           BROADCASTING (4.5%)
 110,000   CBS Corp.*.............................................................................     7,033,125
  61,300   Citadel Communications Corp.*..........................................................     3,969,175
  90,000   Clear Channel Communications, Inc.*....................................................     8,032,500
  41,100   Entercom Communications Corp.*.........................................................     2,712,600
  40,000   Hispanic Broadcasting Corp.*...........................................................     3,680,000
  33,200   Infinity Broadcasting Corp. (Series A)*................................................     1,201,425
  13,600   Radio One, Inc.*.......................................................................     1,251,200
  30,000   Univision Communications, Inc. (Class A)*..............................................     3,065,625

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
  70,000   USA Networks, Inc.*....................................................................  $  3,863,125
                                                                                                    ------------
                                                                                                      34,808,775
                                                                                                    ------------
           BUILDING MATERIALS/DIY CHAINS (1.0%)
 108,000   Home Depot, Inc. (The).................................................................     7,404,750
                                                                                                    ------------
           CABLE TELEVISION (3.8%)
 123,700   AT&T Corp. - Liberty Media Group (Class A)*............................................     7,019,975
   5,500   Canal Plus (France)....................................................................       799,360
 132,700   Comcast Corp. (Class A Special)*.......................................................     6,701,350
 117,900   Cox Communications, Inc. (Class A)*....................................................     6,071,850
  86,000   EchoStar Communications Corp. (Class A)*...............................................     8,363,500
   5,300   Sogecable, S.A. (Spain)*...............................................................       337,969
                                                                                                    ------------
                                                                                                      29,294,004
                                                                                                    ------------
           CASINO/GAMBLING (0.7%)
  30,000   MGM Grand, Inc.*.......................................................................     1,509,375
 150,000   Mirage Resorts, Inc.*..................................................................     2,296,875
 120,000   Park Place Entertainment Corp.*........................................................     1,500,000
                                                                                                    ------------
                                                                                                       5,306,250
                                                                                                    ------------
           CELLULAR TELEPHONE (3.6%)
  65,000   Nextel Communications, Inc. (Class A)*.................................................     6,699,062
  30,000   Sprint Corp. (PCS Group)*..............................................................     3,075,000
  18,000   United States Cellular Corp.*..........................................................     1,816,875
  25,000   Vodafone AirTouch PLC (ADR) (United Kingdom)...........................................     1,237,500
 421,310   Vodafone AirTouch PLC (United Kingdom).................................................     2,086,141
  75,000   Voicestream Wireless Corp.*............................................................    10,640,625
  30,000   Western Wireless Corp. (Class A)*......................................................     1,998,750
                                                                                                    ------------
                                                                                                      27,553,953
                                                                                                    ------------
           CLOTHING/SHOE/ACCESSORY STORES (0.7%)
  76,300   Gap, Inc. (The)........................................................................     3,509,800
  40,000   Talbot's, Inc. (The)...................................................................     1,785,000
                                                                                                    ------------
                                                                                                       5,294,800
                                                                                                    ------------
           COMPUTER COMMUNICATIONS (2.5%)
   5,000   Brocade Communications Systems, Inc.*..................................................       878,750
   3,400   CacheFlow Inc.*........................................................................       444,337
  72,000   Cisco Systems, Inc.*...................................................................     7,708,500
   3,600   Cobalt Networks, Inc.*.................................................................       385,200

                       SEE NOTES TO FINANCIAL STATEMENTS

AMERICAN OPPORTUNITIES
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED


NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
  18,800   Emulex Corp.*..........................................................................  $  2,123,225
   6,800   Finisar Corp.*.........................................................................       606,050
   4,400   Foundry Networks, Inc.*................................................................     1,326,600
  10,000   Juniper Networks, Inc.*................................................................     3,392,500
  12,000   Redback Networks, Inc.*................................................................     2,120,250
                                                                                                    ------------
                                                                                                      18,985,412
                                                                                                    ------------
           COMPUTER SOFTWARE (10.0%)
   3,500   Bottomline Technologies, Inc.*.........................................................       126,000
  23,000   Check Point Software Technologies Ltd. (Israel)*.......................................     4,568,375
  15,000   Citrix Systems, Inc.*..................................................................     1,844,062
   1,800   Digimarc Corp.*........................................................................        90,000
  13,900   E.piphany, Inc.*.......................................................................     3,092,750
  11,300   i2 Technologies, Inc.*.................................................................     2,199,262
  32,600   Intuit Inc.*...........................................................................     1,951,925
  20,000   Legato Systems, Inc.*..................................................................     1,375,000
  45,000   Macromedia, Inc.*......................................................................     3,290,625
  36,000   Mercury Interactive Corp.*.............................................................     3,885,750
   2,100   Metasolv Software, Inc.*...............................................................       172,725
 100,000   Microsoft Corp.*.......................................................................    11,668,750
  10,000   MicroStrategy Inc.*....................................................................     2,100,000
  15,700   OpenTV Corp.*..........................................................................     1,259,925
 160,000   Oracle Corp.*..........................................................................    17,920,000
 104,200   Parametric Technology Corp.*...........................................................     2,813,400
  58,800   Rational Software Corp.*...............................................................     2,888,550
   2,600   Red Hat, Inc.*.........................................................................       548,762
  15,500   Remedy Corp.*..........................................................................       736,250
  35,000   Sapient Corp.*.........................................................................     4,930,625
  25,000   TSI International Software Ltd.*.......................................................     1,412,500
  55,000   Veritas Software Corp.*................................................................     7,868,437
                                                                                                    ------------
                                                                                                      76,743,673
                                                                                                    ------------
           CONSUMER ELECTRONICS/APPLIANCES (1.3%)
  34,500   Sony Corp. (Japan).....................................................................    10,226,472
                                                                                                    ------------
           CONTRACT DRILLING (1.7%)
 135,000   ENSCO International Inc................................................................     3,088,125
  60,200   Nabors Industries, Inc.*...............................................................     1,862,437
  50,000   Noble Drilling Corp.*..................................................................     1,637,500
 158,500   R&B Falcon Corp.*......................................................................     2,100,125
  60,300   Rowan Companies, Inc.*.................................................................     1,307,756
  19,200   Santa Fe International Corp............................................................       496,800
  72,904   Transocean Sedco Forex Inc.............................................................     2,455,953
                                                                                                    ------------
                                                                                                      12,948,696
                                                                                                    ------------

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------

           DISCOUNT CHAINS (3.6%)
  75,000   Costco Wholesale Corp.*................................................................  $  6,839,062
  95,000   Dayton Hudson Corp.....................................................................     6,976,562
 202,700   Wal-Mart Stores, Inc...................................................................    14,011,637
                                                                                                    ------------
                                                                                                      27,827,261
                                                                                                    ------------
           DIVERSIFIED COMMERCIAL SERVICES (0.7%)
  15,000   CheckFree Holdings Corp.*..............................................................     1,567,500
  64,000   Concord EFS, Inc.*.....................................................................     1,644,000
   3,200   Freemarkets Inc.*......................................................................     1,092,200
   2,500   Freenet.De AG*.........................................................................       276,092
   8,100   Jupiter Communications, Inc.*..........................................................       244,012
   6,700   Wireless Facilities, Inc.*.............................................................       291,450
                                                                                                    ------------
                                                                                                       5,115,254
                                                                                                    ------------
           DIVERSIFIED ELECTRONIC PRODUCTS (1.2%)
  36,000   JDS Uniphase Corp.*....................................................................     5,805,000
  25,000   Koninklijke (Royal) Philips Electronics NV (Netherlands)...............................     3,394,575
                                                                                                    ------------
                                                                                                       9,199,575
                                                                                                    ------------
           DIVERSIFIED FINANCIAL SERVICES (2.3%)
  41,000   American Express Co.**.................................................................     6,816,250
  59,200   AXA Financial, Inc.....................................................................     2,005,400
 165,000   Citigroup Inc.**.......................................................................     9,167,812
                                                                                                    ------------
                                                                                                      17,989,462
                                                                                                    ------------
           E.D.P. PERIPHERALS (0.6%)
  30,000   Network Appliance, Inc.*...............................................................     2,490,000
   5,300   QLogic Corp.*..........................................................................       847,337
  30,000   Seagate Technology, Inc.*..............................................................     1,396,875
                                                                                                    ------------
                                                                                                       4,734,212
                                                                                                    ------------
           E.D.P. SERVICES (1.2%)
  20,500   Amdocs Ltd.*...........................................................................       707,250
  77,400   BEA Systems, Inc.*.....................................................................     5,418,000
   7,000   Razorfish, Inc.*.......................................................................       665,000
  41,000   Whittman-Hart, Inc.*...................................................................     2,198,625
                                                                                                    ------------
                                                                                                       8,988,875
                                                                                                    ------------
           ELECTRIC UTILITIES (0.3%)
  42,000   Calpine Corp.*.........................................................................     2,688,000
                                                                                                    ------------
           ELECTRONIC COMPONENTS (0.0%)
   1,400   E-Tek Dynamics, Inc.*..................................................................       187,950
                                                                                                    ------------
           ELECTRONIC DATA PROCESSING (1.6%)
  14,000   Apple Computer, Inc.*..................................................................     1,438,500
 140,000   Sun Microsystems, Inc.*................................................................    10,832,500
                                                                                                    ------------
                                                                                                      12,271,000
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

AMERICAN OPPORTUNITIES
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED


NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           ELECTRONIC PRODUCTION EQUIPMENT (1.5%)
  42,100   Applied Materials, Inc.*...............................................................  $  5,330,912
  55,700   ASM Lithography Holding N.V. (Netherlands)*............................................     6,287,137
   8,100   Rudolph Technologies, Inc.*............................................................       267,300
                                                                                                    ------------
                                                                                                      11,885,349
                                                                                                    ------------
           FLUID CONTROLS (0.1%)
  16,400   Parker-Hannifin Corp...................................................................       841,525
                                                                                                    ------------
           FOREST PRODUCTS (0.4%)
  40,000   Weyerhaeuser Co........................................................................     2,872,500
                                                                                                    ------------
           HOTELS/RESORTS (0.3%)
  39,000   Royal Caribbean Cruises Ltd............................................................     1,923,187
                                                                                                    ------------
           INSURANCE BROKERS/SERVICES (0.1%)
  10,900   Marsh & McLennan Companies, Inc........................................................     1,042,994
                                                                                                    ------------
           INTEGRATED OIL COMPANIES (0.5%)
  40,000   Exxon Mobil Corp.......................................................................     3,222,500
   6,200   Kerr-McGee Corp........................................................................       384,400
                                                                                                    ------------
                                                                                                       3,606,900
                                                                                                    ------------
           INTERNATIONAL BANKS (0.8%)
 350,000   Asahi Bank Ltd. (The) (Japan)..........................................................     2,157,112
 180,000   Fuji Bank, Ltd. (The) (Japan)..........................................................     1,748,581
 372,000   Sakura Bank, Ltd. (The) (Japan)........................................................     2,154,412
                                                                                                    ------------
                                                                                                       6,060,105
                                                                                                    ------------
           INTERNET SERVICES (11.7%)
   7,300   Agency.com, Inc.*......................................................................       375,037
   8,000   Akamai Technologies, Inc.*.............................................................     2,621,000
  11,000   Allaire Corp.*.........................................................................     1,609,438
  80,000   America Online, Inc.*..................................................................     6,035,000
  20,000   Ariba, Inc.*...........................................................................     3,540,000
  20,000   Art Technology Group, Inc.*............................................................     2,601,250
  15,000   Broadbase Software, Inc.*..............................................................     1,665,000
  40,000   BroadVision, Inc.*.....................................................................     6,802,500
   5,800   C-Bridge Internet Solutions, Inc.*.....................................................       287,100
  14,500   Calico Commerce, Inc.*.................................................................       766,688
   9,600   iManage, Inc.*.........................................................................       313,200
  20,000   Inktomi Corp.*.........................................................................     1,772,500
   1,600   Internet Capital Group, Inc.*..........................................................       271,300
  14,500   Kana Communications, Inc.*.............................................................     2,962,531
   4,000   Liberate Technologies, Inc.*...........................................................     1,025,000
  41,300   Lycos, Inc.*...........................................................................     3,285,931
  10,000   OnDisplay, Inc.*.......................................................................       905,000
  26,000   Portal Software, Inc.*.................................................................     2,665,000
  10,500   Preview Systems, Inc.*.................................................................       672,000

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
  18,000   Quest Software, Inc.*..................................................................  $  1,793,250
  15,000   RealNetworks, Inc.*....................................................................     1,804,688
  20,000   Scient Corp.*..........................................................................     1,715,000
  70,000   USWeb Corp.*...........................................................................     3,110,625
  86,200   VeriSign, Inc.*........................................................................    16,474,975
  55,100   Vignette Corp.*........................................................................     8,977,856
  36,000   Yahoo! Inc.*...........................................................................    15,576,750
                                                                                                    ------------
                                                                                                      89,628,619
                                                                                                    ------------
           INVESTMENT
           BANKERS/BROKERS/SERVICES (2.4%)
  35,000   Donaldson, Lufkin & Jenrette, Inc......................................................     1,693,125
  65,000   Goldman Sachs Group, Inc. (The)........................................................     6,122,188
  77,400   Lehman Brothers Holdings, Inc..........................................................     6,554,813
  26,800   Merrill Lynch & Co., Inc...............................................................     2,237,800
  40,000   Paine Webber Group, Inc................................................................     1,552,500
                                                                                                    ------------
                                                                                                      18,160,426
                                                                                                    ------------
           MAJOR BANKS (0.7%)
  65,000   Chase Manhattan Corp. (The)............................................................     5,049,688
                                                                                                    ------------
           MAJOR PHARMACEUTICALS (2.0%)
  73,000   American Home Products Corp............................................................     2,878,938
  35,000   Johnson & Johnson......................................................................     3,259,375
  35,000   Merck & Co., Inc.......................................................................     2,347,188
  82,600   Warner-Lambert Co......................................................................     6,768,038
                                                                                                    ------------
                                                                                                      15,253,539
                                                                                                    ------------
           MAJOR U.S. TELECOMMUNICATIONS (0.3%)
  48,600   MCI WorldCom, Inc.*....................................................................     2,575,800
                                                                                                    ------------
           MARINE TRANSPORTATION (0.2%)
  34,200   Tidewater, Inc.........................................................................     1,231,200
                                                                                                    ------------
           MEDIA CONGLOMERATES (0.8%)
  55,000   News Corporation Ltd. (The) (ADR) (Australia)..........................................     2,103,750
  65,000   Viacom, Inc. (Class B)*................................................................     3,928,438
                                                                                                    ------------
                                                                                                       6,032,188
                                                                                                    ------------
           MEDICAL SPECIALTIES (0.2%)
  30,000   Cytyc Corp.*...........................................................................     1,833,750
                                                                                                    ------------
           MEDICAL/DENTAL DISTRIBUTORS (0.1%)
   8,000   SciQuest.Com Inc.*.....................................................................       636,000
                                                                                                    ------------
           MID - SIZED BANKS (0.4%)
  51,800   Northern Trust Corp....................................................................     2,764,825
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

AMERICAN OPPORTUNITIES
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED


NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           MILITARY/GOV'T/TECHNICAL (1.0%)
  79,800   General Motors Corp. (Class H)*........................................................  $  7,660,800
                                                                                                    ------------
           MULTI-LINE INSURANCE (0.7%)
  50,000   American International Group, Inc......................................................     5,406,250
                                                                                                    ------------
           MULTI-SECTOR COMPANIES (1.7%)
  84,500   General Electric Co.**.................................................................    13,076,375
                                                                                                    ------------
           NEWSPAPERS (0.5%)
  30,000   New York Times Co. (The) (Class A).....................................................     1,473,750
  48,400   Tribune Co.............................................................................     2,665,025
                                                                                                    ------------
                                                                                                       4,138,775
                                                                                                    ------------
           OFFICE EQUIPMENT/SUPPLIES (0.1%)
   9,700   Avery Dennison Corp....................................................................       706,888
                                                                                                    ------------
           OIL & GAS PRODUCTION (0.4%)
  44,900   Devon Energy Corp......................................................................     1,476,088
  72,400   EOG Resources, Inc.....................................................................     1,271,525
                                                                                                    ------------
                                                                                                       2,747,613
                                                                                                    ------------
           OIL/GAS TRANSMISSION (0.3%)
  58,100   Enron Corp.............................................................................     2,578,188
                                                                                                    ------------
           OILFIELD SERVICES/EQUIPMENT (1.8%)
 100,000   BJ Services Co.*.......................................................................     4,181,250
  20,000   Cooper Cameron Corp.*..................................................................       978,750
  96,000   Halliburton Co.........................................................................     3,864,000
  15,000   Schlumberger Ltd.......................................................................       843,750
  46,000   Smith International, Inc.*.............................................................     2,285,625
  38,100   Weatherford International, Inc.*.......................................................     1,521,619
                                                                                                    ------------
                                                                                                      13,674,994
                                                                                                    ------------
           OTHER CONSUMER SERVICES (0.5%)
  45,000   Preview Travel, lnc.*..................................................................     2,345,625
  37,000   Ticketmaster Online-CitySearch, Inc. (Series B)*.......................................     1,422,188
                                                                                                    ------------
                                                                                                       3,767,813
                                                                                                    ------------
           OTHER METALS/MINERALS (0.4%)
 126,000   Inco Ltd. (Canada)*....................................................................     2,961,000
                                                                                                    ------------
           OTHER SPECIALTY STORES (0.4%)
  25,000   Tiffany & Co...........................................................................     2,231,250
  21,800   Zale Corp.*............................................................................     1,054,575
                                                                                                    ------------
                                                                                                       3,285,825
                                                                                                    ------------

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           OTHER TELECOMMUNICATIONS (3.4%)
  40,000   Covad Communications Group, Inc.*......................................................  $  2,225,000
      45   Japan Telecom Co., Ltd. (Japan)........................................................     1,804,931
   8,500   KDD Corp. (Japan)......................................................................     1,177,460
  15,000   Mannesmann AG (Germany)................................................................     3,613,337
 125,000   McLeodUSA, Inc. (Class A)*.............................................................     7,343,750
     343   Nippon Telegraph & Telephone Corp. (Japan).............................................     5,872,139
  36,100   PanAmSat Corp.*........................................................................     2,132,156
  35,000   RCN Corp.*.............................................................................     1,695,313
                                                                                                    ------------
                                                                                                      25,864,086
                                                                                                    ------------
           PACKAGE GOODS/COSMETICS (0.6%)
  67,600   Colgate-Palmolive Co...................................................................     4,394,000
                                                                                                    ------------
           PAPER (0.4%)
  45,000   Champion International Corp............................................................     2,787,188
                                                                                                    ------------
           PRECISION INSTRUMENTS (0.2%)
  15,000   PE Corporation-PE Biosystems Group.....................................................     1,804,688
                                                                                                    ------------
           RECREATIONAL PRODUCTS/TOYS (0.4%)
  35,600   Electronic Arts Inc.*..................................................................     2,990,400
                                                                                                    ------------
           SEMICONDUCTORS (1.3%)
  15,000   Broadcom Corp. (Class A)*..............................................................     4,084,688
  45,000   Conexant Systems, Inc.*................................................................     2,972,813
  10,000   SDL, Inc.*.............................................................................     2,180,000
   5,200   STMicroelectronics NV (Netherlands)....................................................       787,475
                                                                                                    ------------
                                                                                                      10,024,976
                                                                                                    ------------
           TELECOMMUNICATION EQUIPMENT (7.9%)
  47,000   Alcatel (ADR) (France).................................................................     2,115,000
  11,900   CIENA Corp.*...........................................................................       684,250
  35,000   Comverse Technology, Inc.*.............................................................     5,064,063
  70,000   Corning Inc............................................................................     9,025,625
 133,178   Ericsson (L.M.) Telefonaktiebolaqet (ADR) (Sweden).....................................     8,739,806
  27,900   General Instrument Corp.*..............................................................     2,371,500
  24,000   Harmonic, Inc.*........................................................................     2,274,000
  54,100   Motorola, Inc..........................................................................     7,966,225
   6,100   Next Level Communications, Inc.*.......................................................       457,119
  45,000   Nokia Corp. (ADR) (Finland)............................................................     8,550,000
  35,700   Nortel Networks Corp. (Canada).........................................................     3,605,700
  79,300   RF Micro Devices, Inc.*................................................................     5,412,225

                       SEE NOTES TO FINANCIAL STATEMENTS

AMERICAN OPPORTUNITIES
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED


NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
  58,000   Scientific-Atlanta, Inc................................................................  $  3,226,250
   5,000   Sycamore Networks, Inc.*...............................................................     1,518,125
                                                                                                    ------------
                                                                                                      61,009,888
                                                                                                    ------------
           TELECOMMUNICATIONS (1.1%)
     215   DDI Corp. (Japan)......................................................................     2,944,629
  21,300   Pt Multimedia - Servicos de Telecomunicacoes e Multimedia SGPS SA (Portugal)*..........     1,209,787
  50,000   Sonera Oyj (Finland)...................................................................     3,422,235
  11,000   Telefonos de Mexico S.A. (Series L) (ADR) (Mexico).....................................     1,237,500
                                                                                                    ------------
                                                                                                       8,814,151
                                                                                                    ------------

           TOTAL COMMON STOCKS
           (IDENTIFIED COST $481,565,655).........................................................   728,325,630
                                                                                                    ------------

PRINCIPAL
AMOUNT IN
THOUSANDS
---------
           SHORT-TERM INVESTMENT (A) (5.1%)
           U.S. GOVERNMENT AGENCY
$ 39,100   Federal Home Loan Mortgage Corp. 1.50% due 01/03/00 (AMORTIZED COST $39,096,742).......    39,096,742
                                                                                                    ------------



                                                                                                       VALUE
----------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS
(IDENTIFIED COST $520,662,397) (B)........................................................   99.8%  $ 767,422,372

CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES............................................    0.2       1,328,177
                                                                                            -----   -------------

NET ASSETS................................................................................  100.0%  $ 768,750,549
                                                                                            -----   -------------
                                                                                            -----   -------------

---------------------

ADR   American Depository Receipt.
 *    Non-income producing security.
 ** Some or all of these securities are segregated in connection with open futures contracts.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $251,369,259 and the aggregate gross unrealized depreciation is $4,609,284, resulting in net unrealized appreciation of $246,759,975.

FUTURES CONTRACTS OPEN AT DECEMBER 31, 1999:

                DESCRIPTION,    UNDERLYING
 NUMBER OF     DELIVERY YEAR,   FACE AMOUNT   UNREALIZED
 CONTRACTS       AND MONTH       AT VALUE    DEPRECIATION
---------------------------------------------------------
                 S&P 500 Index
                    March/2000
     (97)                       $35,991,850  $ (1,560,742)

                       SEE NOTES TO FINANCIAL STATEMENTS

MID-CAP EQUITY
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999

NUMBER OF
  SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
            COMMON STOCKS (94.3%)
            ADVERTISING (1.5%)
     5,000  DoubleClick Inc.*......................................................................  $ 1,265,312
                                                                                                     -----------
            BIOTECHNOLOGY (3.9%)
    20,300  Biogen, Inc.*..........................................................................    1,714,081
     8,600  Genentech, Inc.*.......................................................................    1,156,700
     7,800  Gilead Sciences, Inc.*.................................................................      421,200
                                                                                                     -----------
                                                                                                       3,291,981
                                                                                                     -----------
            BROADCASTING (6.0%)
    23,299  Clear Channel Communications, Inc.*....................................................    2,079,436
    11,600  Hispanic Broadcasting Corp.*...........................................................    1,067,200
    19,200  Univision Communications, Inc. (Class A)*..............................................    1,962,000
                                                                                                     -----------
                                                                                                       5,108,636
                                                                                                     -----------
            CABLE TELEVISION (5.5%)
    26,600  Cablevision Systems Corp. (Class A)*...................................................    2,008,300
    27,000  EchoStar Communications Corp. (Class A)*...............................................    2,625,750
                                                                                                     -----------
                                                                                                       4,634,050
                                                                                                     -----------
            CATALOG/SPECIALTY DISTRIBUTION (2.0%)
    18,600  Amazon.com, Inc.*......................................................................    1,415,925
     8,900  Drugstore.com, Inc.*...................................................................      322,069
                                                                                                     -----------
                                                                                                       1,737,994
                                                                                                     -----------
            CLOTHING/SHOE/ACCESSORY STORES (0.9%)
    16,700  Talbot's, Inc. (The)...................................................................      745,237
                                                                                                     -----------
            COMPUTER COMMUNICATIONS (3.4%)
     1,800  Foundry Networks, Inc.*................................................................      542,700
     6,900  Juniper Networks, Inc.*................................................................    2,340,825
                                                                                                     -----------
                                                                                                       2,883,525
                                                                                                     -----------
            COMPUTER SOFTWARE (8.3%)
     5,000  Phone.com, Inc.*.......................................................................      579,687
    14,100  Rational Software Corp.*...............................................................      692,662
    68,800  Siebel Systems, Inc.*..................................................................    5,796,400
                                                                                                     -----------
                                                                                                       7,068,749
                                                                                                     -----------
            DIVERSIFIED COMMERCIAL SERVICES (1.9%)
     9,000  CheckFree Holdings Corp.*..............................................................      940,500
    17,500  Paychex, Inc...........................................................................      698,906
                                                                                                     -----------
                                                                                                       1,639,406
                                                                                                     -----------
            ENGINEERING & CONSTRUCTION (1.0%)
    17,900  Metromedia Fiber Network, Inc. (Class A)*..............................................      856,962
                                                                                                     -----------
NUMBER OF
  SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
            GENERIC DRUGS (0.7%)
    13,200  Andrx Corp.*...........................................................................  $   552,750
                                                                                                     -----------
            INTERNET SERVICES (30.0%)
    12,200  Ariba, Inc.*...........................................................................    2,159,400
    15,500  Exodus Communications, Inc.*...........................................................    1,376,594
    11,800  Portal Software, Inc.*.................................................................    1,209,500
    18,300  Scient Corp.*..........................................................................    1,569,225
    10,800  StarMedia Network, Inc.*...............................................................      431,325
    38,400  VeriSign, Inc.*........................................................................    7,339,200
    11,900  Viant Corp.*...........................................................................    1,157,275
    20,300  Vignette Corp.*........................................................................    3,307,631
    16,100  Yahoo! Inc.*...........................................................................    6,966,269
                                                                                                     -----------
                                                                                                      25,516,419
                                                                                                     -----------
            INVESTMENT
            BANKERS/BROKERS/SERVICES (2.3%)
    75,700  E*TRADE Group, Inc.*...................................................................    1,977,662
                                                                                                     -----------
            INVESTMENT MANAGERS (1.5%)
    34,900  Price (T.) Rowe Associates, Inc........................................................    1,284,756
                                                                                                     -----------
            LIFE INSURANCE (1.3%)
    24,800  Hartford Life, Inc. (Class A) (Note 3).................................................    1,091,200
                                                                                                     -----------
            MEDICAL EQUIPMENT & SUPPLIES (0.4%)
     6,300  VISX, Inc.*............................................................................      326,025
                                                                                                     -----------
            MEDICAL SPECIALTIES (0.8%)
     8,800  Minimed, Inc.*.........................................................................      644,600
                                                                                                     -----------
            MOVIES/ENTERTAINMENT (2.0%)
    22,200  Westwood One, Inc.*....................................................................    1,687,200
                                                                                                     -----------
            OTHER CONSUMER SERVICES (3.7%)
    17,200  eBay, Inc.*............................................................................    2,153,225
    12,900  homestore.com, Inc.*...................................................................      954,600
                                                                                                     -----------
                                                                                                       3,107,825
                                                                                                     -----------
            OTHER PHARMACEUTICALS (0.7%)
     6,300  Sepracor, Inc.*........................................................................      624,881
                                                                                                     -----------
            OTHER SPECIALTY STORES (1.3%)
    32,500  Bed Bath & Beyond Inc.*................................................................    1,125,313
                                                                                                     -----------
            OTHER TELECOMMUNICATIONS (5.3%)
    52,900  AT&T Canada, Inc. (Canada)*............................................................    2,122,613
    23,000  Global Crossing Ltd. (Bermuda)*........................................................    1,148,563
    20,600  McLeodUSA, Inc. (Class A)*.............................................................    1,210,250
                                                                                                     -----------
                                                                                                       4,481,426
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MID-CAP EQUITY
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED

NUMBER OF
  SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
            SEMICONDUCTORS (7.7%)
    22,700  Altera Corp.*..........................................................................  $ 1,125,069
    51,600  Maxim Integrated Products, Inc.*.......................................................    2,431,650
    65,800  Xilinx, Inc.*..........................................................................    2,989,788
                                                                                                     -----------
                                                                                                       6,546,507
                                                                                                     -----------
            SERVICES TO THE HEALTH INDUSTRY (0.6%)
    20,900  MedQuist Inc.*.........................................................................      535,563
                                                                                                     -----------
            TELECOMMUNICATION EQUIPMENT (1.6%)
    33,400  American Tower Corp. (Class A)*........................................................    1,020,788
     1,100  Sycamore Networks, Inc.*...............................................................      333,988
                                                                                                     -----------
                                                                                                       1,354,776
                                                                                                     -----------

            TOTAL COMMON STOCKS
            (IDENTIFIED COST $54,907,702)..........................................................   80,088,755
                                                                                                     -----------

PRINCIPAL
AMOUNT IN
THOUSANDS
----------
            SHORT-TERM INVESTMENTS (4.7%)
            U.S. GOVERNMENT AGENCY (a) (1.1%)
$    1,000  Federal Home Loan Banks 5.72% due 01/12/00 (AMORTIZED COST $998,252)...................      998,252
                                                                                                     -----------
PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------

            REPURCHASE AGREEMENT (3.6%)
$    3,046  The Bank of New York 1.50% due 01/03/00 (dated 12/31/99; proceeds $3,046,814) (b)
              (IDENTIFIED COST $3,046,433).........................................................  $ 3,046,433
                                                                                                     -----------

            TOTAL SHORT-TERM INVESTMENTS
            (IDENTIFIED COST $4,044,685)...........................................................    4,044,685
                                                                                                     -----------

TOTAL INVESTMENTS
(IDENTIFIED COST $58,952,387) (C)..........................................................   99.0%    84,133,440

OTHER ASSETS IN EXCESS OF LIABILITIES......................................................    1.0        815,084
                                                                                             -----   ------------

NET ASSETS.................................................................................  100.0%  $ 84,948,524
                                                                                             -----   ------------
                                                                                             -----   ------------

---------------------

 *   Non-income producing security.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) Collateralized by $2,136,851 U.S. Treasury Bond 11.25% due 02/15/15 valued at $3,109,787.
(c) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $26,655,243 and the aggregate gross unrealized depreciation is $1,474,190, resulting in net unrealized appreciation of $25,181,053.

                       SEE NOTES TO FINANCIAL STATEMENTS

GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999

NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
            COMMON AND PREFERRED STOCKS (94.7%)
            ARGENTINA (0.3%)
            TELECOMMUNICATIONS
    20,000  Telefonica de Argentina S.A. (ADR)....................................................  $    617,500
                                                                                                    ------------

            AUSTRALIA (2.1%)
            CABLE TELEVISION
   300,000  Austar United Communications Ltd.*....................................................     1,200,480
                                                                                                    ------------
            INTERNATIONAL BANKS
    78,000  Commonwealth Bank of Australia........................................................     1,342,137
                                                                                                    ------------
            OTHER METALS/MINERALS
   200,000  WMC Limited...........................................................................     1,102,080
                                                                                                    ------------
            TOTAL AUSTRALIA.......................................................................     3,644,697
                                                                                                    ------------
            BRAZIL (0.7%)
            TELECOMMUNICATIONS
    10,000  Telecomunicacoes Brasileiras S.A.- Telebras (ADR) (Pref.).............................     1,285,000
                                                                                                    ------------

            CANADA (1.8%)
            BIOTECHNOLOGY
    32,900  BioChem Pharma, Inc.*.................................................................       711,463
                                                                                                    ------------
            CABLE TELEVISION
    60,000  Videotron Group Ltd...................................................................     1,016,035
                                                                                                    ------------
            INTERNATIONAL BANKS
    45,000  Bank of Montreal......................................................................     1,533,384
                                                                                                    ------------
            TOTAL CANADA..........................................................................     3,260,882
                                                                                                    ------------

            FINLAND (3.0%)
            PAPER
    54,000  UPM-Kymmene Oyj.......................................................................     2,172,528
                                                                                                    ------------
            TELECOMMUNICATION EQUIPMENT
    16,000  Nokia Corp. (ADR) (Class A)...........................................................     3,040,000
                                                                                                    ------------
            TOTAL FINLAND.........................................................................     5,212,528
                                                                                                    ------------
NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------

            FRANCE (6.9%)
            DIVERSIFIED MANUFACTURING
     6,000  Compagnie de Saint Gobain.............................................................  $  1,126,697
                                                                                                    ------------
            ELECTRONIC DATA PROCESSING
   152,000  Bull SA*..............................................................................     1,221,524
                                                                                                    ------------
            INTERNATIONAL BANKS
     7,200  Societe Generale......................................................................     1,672,847
                                                                                                    ------------
            MILITARY/GOV'T/TECHNICAL
    24,000  Thomson CSF...........................................................................       791,524
                                                                                                    ------------
            MULTI-SECTOR COMPANIES
    40,000  Lagardere S.C.A.......................................................................     2,172,528
                                                                                                    ------------
            OIL REFINING/MARKETING
    19,121  TotalFina S.A. (B Shares).............................................................     2,548,360
                                                                                                    ------------
            TELECOMMUNICATION EQUIPMENT
    11,000  Alcatel...............................................................................     2,522,547
                                                                                                    ------------

            TOTAL FRANCE..........................................................................    12,056,027
                                                                                                    ------------

            GERMANY (4.0%)
            DIVERSIFIED ELECTRONIC PRODUCTS
    15,000  Siemens AG (Registered Shares)........................................................     1,905,488
                                                                                                    ------------
            INTERNATIONAL BANKS
    22,000  Bayerische Hypo-Und Vereinsbank AG....................................................     1,500,251
                                                                                                    ------------
            MAJOR CHEMICALS
    38,000  Bayer AG..............................................................................     1,796,359
                                                                                                    ------------
            OTHER TELECOMMUNICATIONS
     7,500  Mannesmann AG.........................................................................     1,806,668
                                                                                                    ------------

            TOTAL GERMANY.........................................................................     7,008,766
                                                                                                    ------------

            GREECE (0.4%)
            TELECOMMUNICATIONS
    65,000  Hellenic Telecommunication Organization S.A. (OTE) (ADR)..............................       775,938
                                                                                                    ------------

            HONG KONG (1.5%)
            INTERNATIONAL BANKS
   100,000  Dao Heng Bank Group Ltd...............................................................       515,822
                                                                                                    ------------
            MULTI-SECTOR COMPANIES
    75,000  Hutchison Whampoa, Ltd................................................................     1,090,172
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED

NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
            NATURAL GAS
   292,820  Hong Kong & China Gas Co., Ltd........................................................  $    401,149
                                                                                                    ------------
            UTILITIES
   123,000  CLP Holdings Ltd......................................................................       566,427
                                                                                                    ------------
            TOTAL HONG KONG.......................................................................     2,573,570
                                                                                                    ------------
            IRELAND (0.8%)
            OTHER TELECOMMUNICATIONS
   300,000  Eircom PLC............................................................................     1,306,534
                                                                                                    ------------
            ITALY (1.6%)
            ELECTRIC UTILITIES
   350,000  Enel SpA*.............................................................................     1,464,445
                                                                                                    ------------
            INTEGRATED OIL COMPANIES
    22,500  ENI SpA (ADR).........................................................................     1,240,312
                                                                                                    ------------

            TOTAL ITALY...........................................................................     2,704,757
                                                                                                    ------------
            JAPAN (15.7%)
            CONSUMER ELECTRONICS/APPLIANCES
    65,000  Pioneer Electronic Corp...............................................................     1,716,885
    11,000  Sony Corp.............................................................................     3,260,614
                                                                                                    ------------
                                                                                                       4,977,499
                                                                                                    ------------
            DIVERSIFIED ELECTRONIC PRODUCTS
   110,000  Hitachi Ltd...........................................................................     1,764,821
                                                                                                    ------------
            ELECTRONIC COMPONENTS
    14,000  TDK Corp..............................................................................     1,932,499
                                                                                                    ------------
            ELECTRONIC DATA PROCESSING
    35,000  Fujitsu Ltd...........................................................................     1,595,578
                                                                                                    ------------
            ELECTRONIC PRODUCTION EQUIPMENT
    10,000  Tokyo Electron Ltd....................................................................     1,369,595
                                                                                                    ------------
            INDUSTRIAL MACHINERY/COMPONENTS
    22,000  Fanuc Ltd.............................................................................     2,800,039
                                                                                                    ------------
            INTERNATIONAL BANKS
    80,000  Sanwa Bank Ltd........................................................................       972,804
                                                                                                    ------------
            INVESTMENT BANKERS/BROKERS/SERVICES
    80,000  Nomura Securities Co., Ltd............................................................     1,443,944
                                                                                                    ------------
            MOTOR VEHICLES
    90,000  Suzuki Motor Corp.....................................................................     1,312,757
                                                                                                    ------------
NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
            OTHER PHARMACEUTICALS
    27,000  Yamanouchi Pharmaceutical Co., Ltd....................................................  $    942,966
                                                                                                    ------------
            OTHER TELECOMMUNICATIONS
       120  Nippon Telegraph & Telephone Corp.....................................................     2,054,393
                                                                                                    ------------
            PACKAGE GOODS/COSMETICS
    10,000  Uni-Charm Corp........................................................................       576,208
                                                                                                    ------------
            RAILROADS
       200  East Japan Railway Co.................................................................     1,078,067
                                                                                                    ------------
            SEMICONDUCTORS
     8,000  Rohm Co., Ltd.........................................................................     3,287,028
                                                                                                    ------------
            STEEL/IRON ORE
   500,000  Nippon Steel Co.......................................................................     1,169,047
                                                                                                    ------------

            TOTAL JAPAN...........................................................................    27,277,245
                                                                                                    ------------

            NETHERLANDS (3.7%)
            DIVERSIFIED ELECTRONIC PRODUCTS
    12,000  Philips Electronics NV................................................................     1,629,396
                                                                                                    ------------
            DIVERSIFIED FINANCIAL SERVICES
    26,000  ING Groep NV..........................................................................     1,567,479
                                                                                                    ------------
            LIFE INSURANCE
    15,000  Aegon N.V.............................................................................     1,446,843
                                                                                                    ------------
            MAJOR PHARMACEUTICALS
    35,000  Akzo Nobel N.V........................................................................     1,753,110
                                                                                                    ------------

            TOTAL NETHERLANDS.....................................................................     6,396,828
                                                                                                    ------------

            NEW ZEALAND (0.8%)
            ELECTRIC UTILITIES
   750,000  Contact Energy Ltd....................................................................     1,314,540
                                                                                                    ------------

            SINGAPORE (1.1%)
            BANKING
   219,835  Overseas Union Bank Ltd...............................................................     1,285,778
                                                                                                    ------------
            REAL ESTATE
   100,000  City Developments Ltd.................................................................       584,883
                                                                                                    ------------

            TOTAL SINGAPORE.......................................................................     1,870,661
                                                                                                    ------------

            SOUTH AFRICA (0.4%)
            PAPER
    70,000  Sappi Ltd. (ADR)......................................................................       673,750
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED

NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
            SOUTH KOREA (1.0%)
            CELLULAR TELEPHONE
    45,000  SK Telecom Co., Ltd. (ADR)............................................................  $  1,726,875
                                                                                                    ------------
            SPAIN (2.1%)
            TELECOMMUNICATIONS
    38,984  Telefonica de Espana S.A. (ADR).......................................................     3,072,426
                                                                                                    ------------
            UTILITIES
    26,800  Endesa S.A............................................................................       531,292
                                                                                                    ------------

            TOTAL SPAIN...........................................................................     3,603,718
                                                                                                    ------------

            SWEDEN (1.1%)
            MULTI-SECTOR COMPANIES
   130,000  Investor AB (B Shares)................................................................     1,830,857
                                                                                                    ------------
            SWITZERLAND (2.3%)
            BUILDING MATERIALS
     1,340  Holderbank Financiere Glarus AG (B Shares)............................................     1,833,773
                                                                                                    ------------
            INTERNATIONAL BANKS
     4,300  UBS AG (Registered Shares)............................................................     1,160,703
                                                                                                    ------------
            MAJOR PHARMACEUTICALS
        80  Roche Holdings AG.....................................................................       949,152
                                                                                                    ------------

            TOTAL SWITZERLAND.....................................................................     3,943,628
                                                                                                    ------------

            UNITED KINGDOM (9.8%)
            ADVERTISING
    80,000  WPP Group, PLC........................................................................     1,266,824
                                                                                                    ------------
            AEROSPACE
   185,000  British Aerospace PLC.................................................................     1,224,371
   240,543  Rolls-Royce PLC.......................................................................       830,929
                                                                                                    ------------
                                                                                                       2,055,300
                                                                                                    ------------
            CLOTHING/SHOE/ACCESSORY STORES
    70,000  Next PLC..............................................................................       671,184
                                                                                                    ------------
            COMPUTER/VIDEO CHAINS
    40,000  Dixons Group PLC......................................................................       961,417
                                                                                                    ------------
            DIVERSIFIED FINANCIAL SERVICES
    32,000  Abbey National PLC....................................................................       511,379
    49,824  HSBC Holdings PLC.....................................................................       698,587
   350,000  Old Mutual PLC........................................................................       951,974
                                                                                                    ------------
                                                                                                       2,161,940
                                                                                                    ------------
            E.D.P. SERVICES
    72,000  SEMA Group PLC........................................................................     1,294,718
                                                                                                    ------------
NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
            MAJOR PHARMACEUTICALS
    15,000  AstraZenca Group PLC..................................................................  $    621,790
    65,000  SmithKline Beecham PLC................................................................       828,892
                                                                                                    ------------
                                                                                                       1,450,682
                                                                                                    ------------
            MOVIES/ENTERTAINMENT
   210,000  Carlton Communications PLC............................................................     2,044,061
                                                                                                    ------------
            NEWSPAPERS
   102,000  United News & Media PLC...............................................................     1,299,076
                                                                                                    ------------
            TELECOMMUNICATION EQUIPMENT
   180,000  Racal Electronics PLC.................................................................     1,612,586
                                                                                                    ------------
            TELECOMMUNICATIONS
    90,000  British Telecommunications PLC........................................................     2,198,056
                                                                                                    ------------

            TOTAL UNITED KINGDOM..................................................................    17,015,844
                                                                                                    ------------

            UNITED STATES (33.6%)
            ALUMINUM
    20,000  Alcoa, Inc............................................................................     1,660,000
                                                                                                    ------------
            CLOTHING/SHOE/ACCESSORY STORES
    45,300  Gap, Inc. (The).......................................................................     2,083,800
                                                                                                    ------------
            COMPUTER COMMUNICATIONS
    38,350  Cisco Systems, Inc.*..................................................................     4,105,847
                                                                                                    ------------
            DIVERSIFIED ELECTRONIC PRODUCTS
    25,000  Rockwell International Corp...........................................................     1,196,875
                                                                                                    ------------
            DIVERSIFIED FINANCIAL SERVICES
    12,000  American Express Co...................................................................     1,995,000
    23,450  Citigroup Inc.........................................................................     1,302,941
                                                                                                    ------------
                                                                                                       3,297,941
                                                                                                    ------------
            DIVERSIFIED MANUFACTURING
    35,062  Honeywell International Inc...........................................................     2,022,639
                                                                                                    ------------
            ELECTRONIC DATA PROCESSING
    43,800  Gateway, Inc.*........................................................................     3,156,337
    20,000  Hewlett-Packard Co....................................................................     2,278,750
    38,000  Sun Microsystems, Inc.*...............................................................     2,940,250
                                                                                                    ------------
                                                                                                       8,375,337
                                                                                                    ------------
            FINANCE COMPANIES
    16,100  Fannie Mae............................................................................     1,005,244
                                                                                                    ------------
            INTEGRATED OIL COMPANIES
    15,400  Atlantic Richfield Co.................................................................     1,332,100

                       SEE NOTES TO FINANCIAL STATEMENTS

GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED

NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
    17,200  Chevron Corp..........................................................................  $  1,489,950
    34,627  Exxon Mobil Corp......................................................................     2,789,620
                                                                                                    ------------
                                                                                                       5,611,670
                                                                                                    ------------
            INTERNET SERVICES
    21,400  America Online, Inc.*.................................................................     1,614,362
    40,000  At Home Corp. (Series A)*.............................................................     1,717,500
                                                                                                    ------------
                                                                                                       3,331,862
                                                                                                    ------------
            MAJOR BANKS
    20,600  Chase Manhattan Corp. (The)...........................................................     1,600,362
                                                                                                    ------------
            MAJOR CHEMICALS
    11,800  Dow Chemical Co.......................................................................     1,576,775
    72,000  Monsanto Co...........................................................................     2,565,000
                                                                                                    ------------
                                                                                                       4,141,775
                                                                                                    ------------
            MAJOR PHARMACEUTICALS
    25,600  Abbott Laboratories...................................................................       929,600
    22,800  American Home Products Corp...........................................................       899,175
    22,600  Bristol-Myers Squibb Co...............................................................     1,450,637
                                                                                                    ------------
                                                                                                       3,279,412
                                                                                                    ------------
            MANAGED HEALTH CARE
    95,000  Oxford Health Plans, Inc.*............................................................     1,205,313
                                                                                                    ------------
            MEDIA CONGLOMERATES
    45,000  Disney (Walt) Co......................................................................     1,316,250
                                                                                                    ------------
            MILITARY/GOV'T/TECHNICAL
    27,600  General Motors Corp. (Class H)*.......................................................     2,649,600
                                                                                                    ------------
            MOTOR VEHICLES
    18,500  Ford Motor Co.........................................................................       988,594
                                                                                                    ------------
            OTHER SPECIALTY STORES
    50,200  Bed Bath & Beyond Inc.*...............................................................     1,738,175
                                                                                                    ------------
            PACKAGE GOODS/COSMETICS
    24,600  Colgate-Palmolive Co..................................................................     1,599,000
                                                                                                    ------------
            PACKAGED FOODS
    33,600  General Mills, Inc....................................................................     1,201,200
                                                                                                    ------------
            PAPER
    28,200  Champion International Corp...........................................................     1,746,638
                                                                                                    ------------
            SAVINGS & LOAN ASSOCIATIONS
    43,800  Golden West Financial Corp............................................................     1,467,300
    35,180  Washington Mutual, Inc................................................................       914,680
                                                                                                    ------------
                                                                                                       2,381,980
                                                                                                    ------------
NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
            SEMICONDUCTORS
    23,200  Intel Corp............................................................................  $  1,908,200
                                                                                                    ------------

            TOTAL UNITED STATES...................................................................    58,447,714
                                                                                                    ------------

            TOTAL COMMON AND PREFERRED STOCKS
            (IDENTIFIED COST $112,119,136)........................................................   164,547,859
                                                                                                    ------------

PRINCIPAL
AMOUNT IN
THOUSANDS
----------
            SHORT-TERM INVESTMENT (a) (5.2%)
            U.S. GOVERNMENT AGENCY
$    9,050  Federal Home Loan Mortgage Corp. 1.50% due 01/03/00 (AMORTIZED COST $9,049,246).......     9,049,246
                                                                                                    ------------

TOTAL INVESTMENTS
(IDENTIFIED COST $121,168,382) (B)........................................................   99.9%    173,597,105

CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES............................................    0.1         145,901
                                                                                            -----   -------------

NET ASSETS................................................................................  100.0%  $ 173,743,006
                                                                                            -----   -------------
                                                                                            -----   -------------

---------------------

ADR  American Depository Receipt.
 *   Non-income producing security.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $55,691,080 and the aggregate gross unrealized depreciation is $3,262,357, resulting in net unrealized appreciation of $52,428,723.

                       SEE NOTES TO FINANCIAL STATEMENTS

GLOBAL EQUITY
SUMMARY OF INVESTMENTS DECEMBER 31, 1999

                                                                                                  PERCENT OF
INDUSTRY                                                                               VALUE      NET ASSETS
------------------------------------------------------------------------------------------------------------
Advertising.......................................................................  $  1,266,824      0.7%
Aerospace.........................................................................     2,055,300      1.2
Aluminum..........................................................................     1,660,000      1.0
Banking...........................................................................     1,285,778      0.7
Biotechnology.....................................................................       711,462      0.4
Building Materials................................................................     1,833,773      1.1
Cable Television..................................................................     2,216,515      1.3
Cellular Telephone................................................................     1,726,875      1.0
Clothing/Shoe/Accessory Stores....................................................     2,754,984      1.6
Computer Communications...........................................................     4,105,847      2.4
Computer/Video Chains.............................................................       961,418      0.6
Consumer Electronics/Appliances...................................................     4,977,500      2.9
Diversified Electronic Products...................................................     6,496,580      3.7
Diversified Financial Services....................................................     7,027,360      4.0
Diversified Manufacturing.........................................................     3,149,336      1.8
E.D.P. Services...................................................................     1,294,718      0.7
Electric Utilities................................................................     2,778,985      1.6
Electronic Components.............................................................     1,932,499      1.1
Electronic Data Processing........................................................    11,192,440      6.5
Electronic Production Equipment...................................................     1,369,595      0.8
Finance Companies.................................................................     1,005,244      0.6
Industrial Machinery/Components...................................................     2,800,039      1.6
Integrated Oil Companies..........................................................     6,851,982      3.9
International Banks...............................................................     8,697,947      5.0
Internet Services.................................................................     3,331,862      1.9
Investment Bankers/Brokers/Services...............................................     1,443,944      0.8
Life Insurance....................................................................     1,446,843      0.8
Major Banks.......................................................................     1,600,363      0.9
Major Chemicals...................................................................     5,938,134      3.4
Major Pharmaceuticals.............................................................     7,432,356      4.3
                                                                                                  PERCENT OF
INDUSTRY                                                                               VALUE      NET ASSETS
------------------------------------------------------------------------------------------------------------
Managed Health Care...............................................................  $  1,205,313      0.7%
Media Conglomerates...............................................................     1,316,250      0.8
Military/Gov't/Technical..........................................................     3,441,124      2.0
Motor Vehicles....................................................................     2,301,351      1.3
Movies/Entertainment..............................................................     2,044,061      1.2
Multi-Sector Companies............................................................     5,093,557      3.0
Natural Gas.......................................................................       401,149      0.2
Newspapers........................................................................     1,299,076      0.7
Oil Refining/Marketing............................................................     2,548,360      1.5
Other Metals/Minerals.............................................................     1,102,080      0.6
Other Pharmaceuticals.............................................................       942,966      0.5
Other Specialty Stores............................................................     1,738,175      1.0
Other Telecommunications..........................................................     5,167,595      3.0
Package Goods/Cosmetics...........................................................     2,175,208      1.3
Packaged Foods....................................................................     1,201,200      0.7
Paper.............................................................................     4,592,916      2.6
Railroads.........................................................................     1,078,067      0.6
Real Estate.......................................................................       584,883      0.3
Savings & Loan Associations.......................................................     2,381,980      1.4
Semiconductors....................................................................     5,195,228      3.0
Steel/Iron Ore....................................................................     1,169,047      0.7
Telecommunication Equipment.......................................................     7,175,132      4.1
Telecommunications................................................................     7,948,920      4.6
U.S. Government Agency............................................................     9,049,246      5.2
Utilities.........................................................................     1,097,718      0.6
                                                                                    ------------     ----
                                                                                    $173,597,105     99.9%
                                                                                    ------------     ----
                                                                                    ------------     ----

                                                                                                  PERCENT OF
TYPE OF INVESTMENT                                                                     VALUE      NET ASSETS
------------------------------------------------------------------------------------------------------------
Common Stocks.....................................................................  $163,262,859     94.0%
Preferred Stock...................................................................     1,285,000      0.7
Short-Term Investment.............................................................     9,049,246      5.2
                                                                                    ------------     ----
                                                                                    $173,597,105     99.9%
                                                                                    ------------     ----
                                                                                    ------------     ----

                       SEE NOTES TO FINANCIAL STATEMENTS

DEVELOPING GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (91.0%)
           ADVERTISING (2.5%)
   1,300   Digital Impact, Inc.*..................................................................  $     65,162
  30,000   FreeShop.com, Inc.*....................................................................     1,410,000
  32,600   Getty Images, Inc.*....................................................................     1,595,362
   5,200   Harris Interactive Inc.*...............................................................        67,925
  12,900   Mediaplex, Inc.*.......................................................................       803,025
   1,800   Netratings, Inc.*......................................................................        86,512
                                                                                                    ------------
                                                                                                       4,027,986
                                                                                                    ------------
           AIR FREIGHT/DELIVERY SERVICES (1.1%)
  25,000   C.H. Robinson Worldwide, Inc...........................................................       993,750
  18,600   Expeditors International of Washington, Inc............................................       806,775
                                                                                                    ------------
                                                                                                       1,800,525
                                                                                                    ------------
           APPAREL (0.6%)
  60,000   Quiksilver, Inc.*......................................................................       930,000
                                                                                                    ------------
           AUTO PARTS: O.E.M. (0.6%)
  33,000   Gentex Corp.*..........................................................................       915,750
                                                                                                    ------------
           BIOTECHNOLOGY (3.2%)
  20,100   Alkermes, Inc.*........................................................................       984,900
  30,000   Gene Logic, Inc.*......................................................................       795,000
  24,000   Medco Research, Inc.*..................................................................       721,500
  10,000   Millennium Pharmaceuticals, Inc.*......................................................     1,218,750
  25,000   QLT Phototherapeutics, Inc.*...........................................................     1,462,500
                                                                                                    ------------
                                                                                                       5,182,650
                                                                                                    ------------
           BROADCASTING (1.3%)
  18,700   Citadel Communications Corp.*..........................................................     1,210,825
  29,000   Radio Unica Communications Corp.*......................................................       837,375
                                                                                                    ------------
                                                                                                       2,048,200
                                                                                                    ------------
           CABLE TELEVISION (2.1%)
  30,000   Charter Communications, Inc. (Class A)*................................................       656,250
   5,200   Classic Communications, Inc. (Class A)*................................................       191,100
  31,200   Insight Communications Co., Inc.*......................................................       924,300
   4,000   NDS Group PLC (ADR) (United Kingdom)*..................................................       121,500
  15,000   Pegasus Communications Corp.*..........................................................     1,440,000
                                                                                                    ------------
                                                                                                       3,333,150
                                                                                                    ------------
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           CELLULAR TELEPHONE (1.9%)
  15,000   Powertel, Inc.*........................................................................  $  1,500,000
  20,000   TeleCorp PCS, Inc.*....................................................................       762,500
  26,200   Tritel, Inc.*..........................................................................       828,575
                                                                                                    ------------
                                                                                                       3,091,075
                                                                                                    ------------
           CLOTHING/SHOE/ACCESSORY STORES (1.2%)
  25,000   Pacific Sunwear of California, Inc.*...................................................       795,312
  40,000   Urban Outfitters, Inc.*................................................................     1,165,000
                                                                                                    ------------
                                                                                                       1,960,312
                                                                                                    ------------
           COMPUTER COMMUNICATIONS (1.5%)
     700   Cobalt Networks, Inc.*.................................................................        74,900
  20,000   Emulex Corp.*..........................................................................     2,258,750
                                                                                                    ------------
                                                                                                       2,333,650
                                                                                                    ------------
           COMPUTER SOFTWARE (12.0%)
  25,300   BSQUARE Corporation*...................................................................     1,061,019
  30,000   CBT Group PLC (ADR) (Ireland)*.........................................................       993,750
  28,700   Dalleen Technologies, Inc.*............................................................       624,225
  25,000   Entrust Technologies Inc.*.............................................................     1,496,875
  30,000   eSoft, Inc.*...........................................................................       870,000
  45,700   FileNET Corp.*.........................................................................     1,171,062
  20,000   Inet Technologies, Inc.*...............................................................     1,397,500
  16,000   Mercury Interactive Corp.*.............................................................     1,727,000
     400   Metasolv Software, Inc.*...............................................................        32,900
  14,000   Micromuse Inc.*........................................................................     2,380,000
  24,000   NetIQ Corp.*...........................................................................     1,266,000
  15,000   Packeteer, Inc.*.......................................................................     1,035,000
  21,000   Peregrine Systems, Inc.*...............................................................     1,764,000
  45,600   Project Software & Development, Inc.*..................................................     2,519,400
  20,000   Remedy Corp.*..........................................................................       950,000
                                                                                                    ------------
                                                                                                      19,288,731
                                                                                                    ------------
           COMPUTER/VIDEO CHAINS (0.5%)
  25,000   REX Stores Corp.*......................................................................       875,000
                                                                                                    ------------
           CONTAINERS/PACKAGING (0.4%)
 100,000   Gaylord Container Corp. (Series A)*....................................................       681,250
                                                                                                    ------------
           CONTRACT DRILLING (1.0%)
  63,000   R&B Falcon Corp.*......................................................................       834,750
  30,000   Santa Fe International Corp............................................................       776,250
                                                                                                    ------------
                                                                                                       1,611,000
                                                                                                    ------------
           DISCOUNT CHAINS (0.5%)
  20,000   BJ's Wholesale Club, Inc.*.............................................................       730,000
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEVELOPING GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           DIVERSIFIED COMMERCIAL SERVICES (0.1%)
   3,900   eCollege.Com*..........................................................................  $     42,656
   4,000   Management Network Group, Inc. (The)*..................................................       130,500
                                                                                                    ------------
                                                                                                         173,156
                                                                                                    ------------
           DIVERSIFIED ELECTRONIC PRODUCTS (0.6%)
   1,300   Caliper Technologies Corp.*............................................................        86,612
  50,000   Sensormatic Electronics Corp.*.........................................................       871,875
                                                                                                    ------------
                                                                                                         958,487
                                                                                                    ------------
           E.D.P. PERIPHERALS (0.9%)
  15,000   DSP Group, Inc.*.......................................................................     1,393,125
                                                                                                    ------------
           E.D.P. SERVICES (3.7%)
  15,000   Concord Communications, Inc.*..........................................................       664,687
  40,000   Harbinger Corp.*.......................................................................     1,270,000
  20,000   Lightbridge, Inc.*.....................................................................       557,500
   3,100   McAfee.Com Corp.*......................................................................       141,825
  30,000   Netsolve, Inc.*........................................................................       941,250
  17,000   Pegasus Systems, Inc.*.................................................................     1,024,250
   4,400   Predictive Systems, Inc.*..............................................................       288,200
   2,100   Rainmaker Systems, Inc.*...............................................................        42,525
  10,000   ReSourcePhoenix.com, Inc...............................................................       192,500
  20,000   U.S. Interactive, Inc.*................................................................       845,000
                                                                                                    ------------
                                                                                                       5,967,737
                                                                                                    ------------
           ELECTRICAL PRODUCTS (0.5%)
  38,000   Belden Inc.............................................................................       798,000
                                                                                                    ------------
           ELECTRONIC COMPONENTS (0.7%)
  22,000   Power Integrations, Inc.*..............................................................     1,034,000
   5,000   Sage, Inc.*............................................................................        95,625
                                                                                                    ------------
                                                                                                       1,129,625
                                                                                                    ------------
           ELECTRONIC DISTRIBUTORS (2.3%)
  25,000   Intraware, Inc.*.......................................................................     1,992,187
   6,000   Metron Technology N.V.*................................................................        95,250
  10,000   Safeguard Scientifics, Inc.*...........................................................     1,620,625
                                                                                                    ------------
                                                                                                       3,708,062
                                                                                                    ------------
           ELECTRONIC PRODUCTION EQUIPMENT (5.0%)
  20,000   Advanced Energy Industries, Inc.*......................................................       983,750
  19,500   Asyst Technologies, Inc.*..............................................................     1,277,250
  22,000   ATMI, Inc.*............................................................................       724,625
  39,000   EMCORE Corp.*..........................................................................     1,296,750
  77,500   MEMC Electronic Materials, Inc.*.......................................................       949,375
  29,200   MKS Instruments, Inc.*.................................................................     1,054,850
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
  10,500   Orbotech, Ltd.*........................................................................  $    813,750
  30,000   Rudolph Technologies, Inc.*............................................................       990,000
                                                                                                    ------------
                                                                                                       8,090,350
                                                                                                    ------------
           FINANCE COMPANIES (0.9%)
  41,000   Advanta Corp. (Class A)................................................................       745,687
  23,000   NextCard, Inc.*........................................................................       661,250
                                                                                                    ------------
                                                                                                       1,406,937
                                                                                                    ------------
           FINANCIAL PUBLISHING/SERVICES (0.5%)
  30,000   Telescan, Inc.*........................................................................       738,750
                                                                                                    ------------
           FOREST PRODUCTS (0.7%)
  23,400   Rayonier Inc...........................................................................     1,130,512
                                                                                                    ------------
           INDUSTRIAL SPECIALTIES (0.1%)
   6,000   Symyx Technologies, Inc.*..............................................................       178,500
                                                                                                    ------------
           INTEGRATED OIL COMPANIES (0.5%)
  13,000   Murphy Oil Corp........................................................................       745,875
                                                                                                    ------------
           INTERNET SERVICES (12.7%)
   1,400   Agency.com, Inc.*......................................................................        71,925
  29,400   AppNet, Inc.*..........................................................................     1,284,412
  26,000   Art Technology Group, Inc.*............................................................     3,381,625
   1,800   ASD Systems, Inc.*.....................................................................        31,500
  12,000   Bluestone Software, Inc.*..............................................................     1,374,000
   1,100   C-Bridge Internet Solutions, Inc.*.....................................................        54,450
  57,200   Circle.Com*............................................................................       700,700
  17,000   CNet Inc.*.............................................................................       962,625
  20,000   Concentric Network Corp.*..............................................................       613,750
  25,000   Digex, Inc.*...........................................................................     1,700,000
   1,000   El Sitio, Inc.*........................................................................        36,750
   6,000   Intertrust Technologies Corp.*.........................................................       705,750
  15,000   InterVU Inc.*..........................................................................     1,561,875
  37,000   Jacada Ltd.*...........................................................................     1,026,750
   2,100   Metalink Ltd.*.........................................................................        41,738
  30,000   National Information Consortium, Inc.*.................................................       960,000
  36,700   Netzero, Inc.*.........................................................................       988,606
     900   OnDisplay, Inc.*.......................................................................        81,450
  20,000   Optio Software, Inc.*..................................................................       470,000
   1,300   Pfsweb Inc.*...........................................................................        48,588
     900   Preview Systems, Inc.*.................................................................        57,600
  16,000   PSINet, Inc.*..........................................................................       988,000
   6,000   PurchasePro.com Inc.*..................................................................       824,625
  13,000   Quest Software, Inc.*..................................................................     1,295,125
  35,000   Rare Medium Group, Inc.*...............................................................     1,181,250
   1,000   Xpedior Inc.*..........................................................................        28,750
                                                                                                    ------------
                                                                                                      20,471,844
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEVELOPING GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           INVESTMENT BANKERS/BROKERS/SERVICES (0.9%)
  35,000   AmeriTrade Holding Corp. (Class A)*....................................................  $    759,063
  17,000   eSPEED, Inc (Class A)*.................................................................       607,750
                                                                                                    ------------
                                                                                                       1,366,813
                                                                                                    ------------
           MEDICAL EQUIPMENT & SUPPLIES (0.8%)
  23,500   LaserSight, Inc.*......................................................................       232,063
  20,000   VISX, Inc.*............................................................................     1,035,000
                                                                                                    ------------
                                                                                                       1,267,063
                                                                                                    ------------
           MEDICAL SPECIALTIES (2.9%)
  15,000   ABIOMED, Inc.*.........................................................................       540,000
  20,000   ArthroCare Corp.*......................................................................     1,220,000
  22,000   Cytyc Corp.*...........................................................................     1,344,750
  28,800   Orthofix International N.V.*...........................................................       403,200
  35,500   SonoSite, Inc.*........................................................................     1,136,000
                                                                                                    ------------
                                                                                                       4,643,950
                                                                                                    ------------
           MEDICAL/DENTAL DISTRIBUTORS (1.5%)
  27,000   Priority Healthcare Corp.*.............................................................       781,313
  21,000   SciQuest.Com Inc.*.....................................................................     1,669,500
                                                                                                    ------------
                                                                                                       2,450,813
                                                                                                    ------------
           MEDICAL/NURSING SERVICES (1.0%)
  53,000   InfoCure Corp.*........................................................................     1,652,938
                                                                                                    ------------
           METALS FABRICATIONS (1.0%)
  20,000   CommScope, Inc.*.......................................................................       806,250
  35,000   Maverick Tube Corp.*...................................................................       853,125
                                                                                                    ------------
                                                                                                       1,659,375
                                                                                                    ------------
           MILITARY/GOV'T/TECHNICAL (1.5%)
  50,000   Titan Corp. (The)*.....................................................................     2,356,250
                                                                                                    ------------
           MOVIES/ENTERTAINMENT (1.5%)
  39,000   CINAR Corp. (Class B) (Canada)*........................................................       965,250
  19,000   Westwood One, Inc.*....................................................................     1,444,000
                                                                                                    ------------
                                                                                                       2,409,250
                                                                                                    ------------
           OFFICE/PLANT AUTOMATION (0.6%)
  16,000   Kronos, Inc.*..........................................................................       972,000
                                                                                                    ------------
           OIL & GAS PRODUCTION (0.6%)
  51,500   Nuevo Energy Co.*......................................................................       965,625
                                                                                                    ------------
           OILFIELD SERVICES/EQUIPMENT (1.1%)
  26,000   BJ Services Co.*.......................................................................     1,087,125
  48,500   Veritas DGC Inc.*......................................................................       679,000
                                                                                                    ------------
                                                                                                       1,766,125
                                                                                                    ------------
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           OTHER CONSUMER SERVICES (0.6%)
  51,700   Edison Schools Inc.*...................................................................  $    801,350
   3,100   Expedia, Inc. (Class A)*...............................................................       108,500
  15,000   Healthcentral.Com*.....................................................................       109,688
                                                                                                    ------------
                                                                                                       1,019,538
                                                                                                    ------------
           OTHER PHARMACEUTICALS (0.4%)
  21,500   Shire Pharmaceuticals Group PLC (ADR) (United Kingdom)*................................       620,813
                                                                                                    ------------
           OTHER SPECIALTY STORES (1.1%)
  24,000   Cost Plus, Inc.*.......................................................................       852,000
  32,700   Linens 'N Things, Inc.*................................................................       968,738
                                                                                                    ------------
                                                                                                       1,820,738
                                                                                                    ------------
           OTHER TELECOMMUNICATIONS (5.5%)
  48,500   Allied Riser Communications Corporation*...............................................       982,125
   9,000   Clarent Corp.*.........................................................................       698,625
  40,000   Clearnet Communications Inc. (Class A)*................................................     1,375,000
   3,400   Deltathree.Com Inc.*...................................................................        86,700
  12,000   Efficient Networks, Inc.*..............................................................       815,250
  29,000   ITC DeltaCom, Inc.*....................................................................       799,313
   1,000   Pac-West Telecomm, Inc.*...............................................................        26,250
  27,800   Pinnacle Holdings Inc.*................................................................     1,184,975
  25,040   Primus Telecommunications Group, Inc.*.................................................       957,780
  16,000   Viatel, Inc.*..........................................................................       856,000
  13,000   WinStar Communications, Inc.*..........................................................       976,625
                                                                                                    ------------
                                                                                                       8,758,643
                                                                                                    ------------
           PAPER (0.5%)
  82,000   Sappi Ltd. (ADR) (South Africa)*.......................................................       789,250
                                                                                                    ------------
           PRECISION INSTRUMENTS (0.6%)
  25,000   Mettler-Toledo International Inc.*.....................................................       954,688
                                                                                                    ------------
           RECREATIONAL PRODUCTS/TOYS (0.6%)
  40,000   THQ, Inc.*.............................................................................       927,500
                                                                                                    ------------
           RENTAL/LEASING COMPANIES (0.7%)
  30,000   Comdisco, Inc..........................................................................     1,117,500
                                                                                                    ------------
           RESTAURANTS (0.5%)
  37,000   Jack in the Box Inc.*..................................................................       765,438
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEVELOPING GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           SEMICONDUCTORS (2.6%)
  22,000   Exar Corp.*............................................................................  $  1,295,250
  28,500   Fairchild Semiconductor Corp. (Class A)*...............................................       847,875
  30,000   Integrated Device Technology, Inc.*....................................................       868,125
  10,000   QuickLogic Corporation*................................................................       165,000
  15,000   Silicon Image, Inc.*...................................................................     1,046,250
                                                                                                    ------------
                                                                                                       4,222,500
                                                                                                    ------------
           SERVICES TO THE HEALTH INDUSTRY (0.5%)
   4,100   MedicaLogic Inc.*......................................................................        86,356
  25,000   Quest Diagnostics Inc.*................................................................       764,063
                                                                                                    ------------
                                                                                                         850,419
                                                                                                    ------------
           SHOE MANUFACTURING (0.6%)
  50,000   Madden (Steven), Ltd.*.................................................................       937,500
                                                                                                    ------------
           SPECIALTY CHEMICALS (2.3%)
  40,000   Celgene Corp.*.........................................................................     2,800,000
  30,000   Georgia Gulf Corp......................................................................       913,125
                                                                                                    ------------
                                                                                                       3,713,125
                                                                                                    ------------
           TELECOMMUNICATION EQUIPMENT (1.5%)
   4,600   Airnet Communications Corp.*...........................................................       167,325
  22,500   Antec Corp.*...........................................................................       821,250
  33,400   MCK Communications, Inc.*..............................................................       734,800
  25,000   Paradyne Networks, Inc.*...............................................................       671,874
                                                                                                    ------------
                                                                                                       2,395,249
                                                                                                    ------------

           TOTAL COMMON STOCKS
           (IDENTIFIED COST $83,151,316)..........................................................   146,103,342
                                                                                                    ------------

PRINCIPAL
AMOUNT IN
THOUSANDS
---------
           SHORT-TERM INVESTMENTS (9.0%)
           U.S. GOVERNMENT AGENCY (a) (8.9%)
$ 14,400   Federal Home Loan Mortgage Corp. 1.50% due 01/03/00 (AMORTIZED COST $14,398,800).......    14,398,800
                                                                                                    ------------
PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------

           REPURCHASE AGREEMENT (0.1%)
$    143   The Bank of New York 1.50% due 01/03/00 (dated 12/31/99; proceeds $143,468) (b)
             (IDENTIFIED COST $143,450)...........................................................  $    143,450
                                                                                                    ------------

           TOTAL SHORT-TERM INVESTMENTS
           (IDENTIFIED COST $14,542,250)..........................................................    14,542,250
                                                                                                    ------------

TOTAL INVESTMENTS
(IDENTIFIED COST $97,693,566) (C).........................................................  100.0%    160,645,592

LIABILITIES IN EXCESS OF OTHER ASSETS.....................................................    0.0         (50,549)
                                                                                            -----   -------------

NET ASSETS................................................................................  100.0%  $ 160,595,043
                                                                                            -----   -------------
                                                                                            -----   -------------

---------------------

ADR  American Depository Receipt.
 *   Non-income producing security.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) Collateralized by $100,620 U.S. Treasury Bond 11.25% due 02/15/15 valued at $146,433.
(c) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $64,944,375 and the aggregate gross unrealized depreciation is $1,992,349, resulting in net unrealized appreciation of $62,952,026.

                       SEE NOTES TO FINANCIAL STATEMENTS

EMERGING MARKETS
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999

   NUMBER OF
     SHARES                                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
                  COMMON AND PREFERRED STOCKS AND RIGHTS (100.0%)
                  ARGENTINA (2.5%)
                  DIVERSIFIED FINANCIAL SERVICES
       15,670     CEI Citicorp Holdings S.A.*......................................................  $    57,202
                                                                                                     -----------
                  INTERNATIONAL BANKS
        4,537     Banco de Galicia y Buenos Aires S.A. de C.V. (Class B) (ADR).....................       89,889
        2,610     Banco Frances del Rio de La Plato S.A. (ADR).....................................       61,824
                                                                                                     -----------
                                                                                                         151,713
                                                                                                     -----------
                  OIL & GAS PRODUCTION
       22,310     Perez Companc S.A. (Class B).....................................................      114,241
                                                                                                     -----------
                  STEEL/IRON ORE
       33,330     Siderca S.A.I.C. (Class A).......................................................       70,002
                                                                                                     -----------
                  TELECOMMUNICATIONS
        2,270     Telecom Argentina Stet - France Telecom S.A. (Class B) (ADR).....................       77,748
        3,335     Telefonica de Argentina S.A. (ADR)...............................................      102,968
                                                                                                     -----------
                                                                                                         180,716
                                                                                                     -----------

                  TOTAL ARGENTINA..................................................................      573,874
                                                                                                     -----------

                  BRAZIL (11.0%)
                  ALCOHOLIC BEVERAGES
        7,265     Companhia Cervejaria Brahma (ADR)................................................      101,710
                                                                                                     -----------
                  CABLE TELEVISION
        4,600     Globo Cabo S.A. (ADR)*...........................................................       81,075
                                                                                                     -----------
                  CELLULAR TELEPHONE
        2,800     Tele Celular Sul Participacoes S.A. (ADR)........................................       88,900
        1,200     Telemig Celular S.A. (Class B) (Pref.)...........................................       55,425
                                                                                                     -----------
                                                                                                         144,325
                                                                                                     -----------
  NUMBER OF
   SHARES                                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
                  ELECTRIC UTILITIES
    2,930,000     Centrais Eletricas Brasileiras S.A. (Class B) (Pref.)............................  $    69,808
        2,302     Companhia Energetica de Minas Gerais S.A. (ADR) (Pref.)..........................       51,148
                                                                                                     -----------
                                                                                                         120,956
                                                                                                     -----------
                  INTEGRATED OIL COMPANIES
    1,602,000     Petroleo Brasileiro S.A. (Pref.).................................................      407,363
                                                                                                     -----------
                  INTERNATIONAL BANKS
   17,370,000     Banco Bradesco S.A. (Pref.)......................................................      136,060
    1,127,905     Banco Bradesco S.A. (Rights)*....................................................        4,470
    1,171,000     Banco Itau S.A. (Pref.)..........................................................      100,334
                                                                                                     -----------
                                                                                                         240,864
                                                                                                     -----------
                  OTHER METALS/MINERALS
        5,000     Companhia Vale do Rio Doce S.A. (Debentures)*++..................................      --
        5,740     Companhia Vale do Rio Doce S.A. (Pref.)..........................................      158,651
                                                                                                     -----------
                                                                                                         158,651
                                                                                                     -----------
                  OTHER TELECOMMUNICATIONS
        1,234     Tele Centro Sul Participacoes S.A. (ADR).........................................      111,986
        9,790     Tele Norte Leste Participacoes S.A. (Pref.)......................................      249,645
                                                                                                     -----------
                                                                                                         361,631
                                                                                                     -----------
                  PAPER
    1,110,000     Votorantim Celulose Papel S.A. (Pref.)...........................................       50,315
                                                                                                     -----------
                  SPECIALTY STEELS
        3,500     Gerdau S.A. (ADR)................................................................       92,094
                                                                                                     -----------
                  TELECOMMUNICATIONS
        6,792     Embratel Participacoes S.A. (ADR)................................................      185,082
        2,715     Telecomunicacoes Brasileiras S.A. - Telebras (ADR)...............................      348,878
        6,862     Telesp Participacoes S.A. (ADR)..................................................      167,690
                                                                                                     -----------
                                                                                                         701,650
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

EMERGING MARKETS
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED

  NUMBER OF
   SHARES                                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
                  TOBACCO
        7,600     Souza Cruz S.A...................................................................  $    56,128
                                                                                                     -----------
                  TOTAL BRAZIL.....................................................................    2,516,762
                                                                                                     -----------
                  CAYMAN ISLANDS (0.9%)
                  MUTUAL FUNDS
        8,093     Formosa Growth Fund Ltd.*........................................................      207,343
                                                                                                     -----------

                  CHILE (2.2%)
                  AGRICULTURAL CHEMICALS
        1,020     Sociedad Quimica y Minera de Chile S.A. (ADR)....................................       32,194
                                                                                                     -----------
                  ALCOHOLIC BEVERAGES
        2,760     Compania Cervecerias Unidas S.A. (ADR)...........................................       88,492
        3,620     Vina Concha Y Toro (ADR).........................................................      136,655
                                                                                                     -----------
                                                                                                         225,147
                                                                                                     -----------
                  FOOD CHAINS
        3,850     Distribucion Y Servicio D&S S.A. (ADR)...........................................       74,594
                                                                                                     -----------
                  INTERNATIONAL BANKS
        3,130     Banco Santander Chile (ADR)......................................................       47,732
                                                                                                     -----------
                  NON - U.S. UTILITIES
        2,270     Chilectra S.A. (ADR) - 144A......................................................       45,258
                                                                                                     -----------
                  OTHER PHARMACEUTICALS
        1,560     Laboratorio Chile S.A. (ADR).....................................................       28,080
                                                                                                     -----------
                  TELECOMMUNICATIONS
        2,738     Cia de Telecommunicaciones de Chile S.A. (ADR)...................................       49,969
                                                                                                     -----------

                  TOTAL CHILE......................................................................      502,974
                                                                                                     -----------

                  CHINA (0.9%)
                  ELECTRIC UTILITIES
      438,000     Huaneng Power International, Inc. (Class H)......................................      104,232
                                                                                                     -----------
  NUMBER OF
   SHARES                                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
                  TEXTILES
      368,000     Yizheng Chemical Fibre Co., Ltd. (Class H).......................................  $   102,959
                                                                                                     -----------

                  TOTAL CHINA......................................................................      207,191
                                                                                                     -----------

                  GREECE (5.1%)
                  BUILDING MATERIALS
        1,380     Titan Cement Co. S.A.............................................................       81,583
                                                                                                     -----------
                  CELLULAR TELEPHONE
        4,440     Panafon Hellenic Telecom S.A.....................................................       59,788
                                                                                                     -----------
                  INTERNATIONAL BANKS
        4,010     Alpha Credit Bank................................................................      314,946
        2,740     National Bank of Greece S.A......................................................      202,011
                                                                                                     -----------
                                                                                                         516,957
                                                                                                     -----------
                  OIL & GAS PRODUCTION
        7,200     Hellenic Petroleum S.A...........................................................      117,901
                                                                                                     -----------
                  TELECOMMUNICATION EQUIPMENT
        3,080     Intracom S.A.....................................................................      141,079
                                                                                                     -----------
                  TELECOMMUNICATIONS
       10,282     Hellenic Telecommunication Organization S.A......................................      244,176
                                                                                                     -----------

                  TOTAL GREECE.....................................................................    1,161,484
                                                                                                     -----------

                  HONG KONG (2.5%)
                  ELECTRONIC DATA PROCESSING
      192,000     Legend Holdings Ltd..............................................................      475,431
                                                                                                     -----------
                  MARINE TRANSPORTATION
      112,500     Cosco Pacific Ltd................................................................       93,340
                                                                                                     -----------

                  TOTAL HONG KONG..................................................................      568,771
                                                                                                     -----------

                  HUNGARY (2.0%)
                  INTEGRATED OIL COMPANIES
        3,500     MOL Magyar Olaj-es Gazipari RT (GDR) - 144A**....................................       73,500
                                                                                                     -----------
                  INTERNATIONAL BANKS
        2,400     OTP Bank RT......................................................................      140,350
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

EMERGING MARKETS
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED

  NUMBER OF
   SHARES                                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
                  OTHER TELECOMMUNICATIONS
       17,250     Magyar Tavkozlesi RT.............................................................  $   120,725
        3,700     Magyar Tavkozlesi RT (ADR).......................................................      133,200
                                                                                                     -----------
                                                                                                         253,925
                                                                                                     -----------

                  TOTAL HUNGARY....................................................................      467,775
                                                                                                     -----------

                  INDIA (6.1%)
                  E.D.P. SERVICES
        3,250     Infosys Technologies Ltd. (ADR)..................................................    1,046,500
                                                                                                     -----------
                  OTHER TELECOMMUNICATIONS
       12,100     Videsh Sanchar Nigam Ltd. (GDR)..................................................      300,080
                                                                                                     -----------
                  TEXTILES
        4,084     Reliance Industries Ltd. (GDR)...................................................       59,218
                                                                                                     -----------
                  TOTAL INDIA......................................................................    1,405,798
                                                                                                     -----------
                  ISRAEL (3.3%)
                  FOOD CHAINS
        3,215     Blue Square Chain Investments & Properties Ltd...................................       48,293
                                                                                                     -----------
                  INTERNATIONAL BANKS
       34,650     Bank Hapoalim Ltd................................................................      107,761
       28,800     Bank Leumi Le-Israel.............................................................       60,496
                                                                                                     -----------
                                                                                                         168,257
                                                                                                     -----------
                  MILITARY/GOV'T/TECHNICAL
        7,735     Elbit Systems Ltd................................................................      120,836
                                                                                                     -----------
                  OTHER PHARMACEUTICALS
        2,030     Teva Pharmaceutical Industries Ltd. (ADR)........................................      145,145
                                                                                                     -----------
                  TELECOMMUNICATION EQUIPMENT
        3,900     ECI Telecom Ltd. (ADR)...........................................................      123,337
        1,530     NICE-Systems Ltd. (ADR)*.........................................................       75,257
                                                                                                     -----------
                                                                                                         198,594
                                                                                                     -----------
                  TELECOMMUNICATIONS
       14,200     Bezeq Israeli Telecommunication Corp., Ltd.*.....................................       70,645
                                                                                                     -----------
                  TOTAL ISRAEL.....................................................................      751,770
                                                                                                     -----------
  NUMBER OF
   SHARES                                                                                             VALUE
----------------------------------------------------------------------------------------------------------------

                  MEXICO (12.2%)
                  ALCOHOLIC BEVERAGES
       55,400     Grupo Modelo S.A. de C.V. (Series C).............................................  $   151,781
                                                                                                     -----------
                  BEVERAGES - NON-ALCOHOLIC
        2,420     Coca-Cola Femsa S.A. de C.V. (ADR)...............................................       42,501
        4,595     Fomento Economico Mexicano, S.A. de C.V. (ADR)...................................      204,477
                                                                                                     -----------
                                                                                                         246,978
                                                                                                     -----------
                  BROADCASTING
        5,790     Grupo Televisa S.A. de C.V. (GDR)*...............................................      395,168
                                                                                                     -----------
                  BUILDING MATERIALS
       10,100     Apasco S.A. de C.V...............................................................       62,792
        6,500     Cemex S.A. de C.V. (ADR)*........................................................      181,188
                                                                                                     -----------
                                                                                                         243,980
                                                                                                     -----------
                  DIVERSIFIED MANUFACTURING
       12,500     ALFA S.A. (Class A)..............................................................       58,614
                                                                                                     -----------
                  MULTI-SECTOR COMPANIES
       34,000     DESC S.A. de C.V. (Series B).....................................................       27,945
                                                                                                     -----------
                  OTHER METALS/MINERALS
       10,600     Grupo Mexico S.A. (Series B).....................................................       52,442
                                                                                                     -----------
                  OTHER SPECIALTY STORES
      158,500     Cifra S.A. de C.V. (Series C)....................................................      301,300
       28,800     Organizacion Soriana S.A. de C.V. (Series B).....................................      132,013
                                                                                                     -----------
                                                                                                         433,313
                                                                                                     -----------
                  PACKAGE GOODS/COSMETICS
       37,300     Kimberly-Clark de Mexico S.A. de C.V. (A Shares).................................      145,427
                                                                                                     -----------
                  SPECIALTY FOODS/CANDY
       59,709     Grupo Industrial Bimbo S.A. de C.V. (Series A)*..................................      133,071
                                                                                                     -----------
                  TELECOMMUNICATIONS
        7,630     Telefonos de Mexico S.A. de C.V. (Series L) (ADR)................................      858,375
                                                                                                     -----------
                  TEXTILES
        9,000     Grupo Carso S.A. de C.V. (Series A1).............................................       44,763
                                                                                                     -----------

                  TOTAL MEXICO.....................................................................    2,791,857
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

EMERGING MARKETS
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED

  NUMBER OF
   SHARES                                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
                  PERU (0.7%)
                  BUILDING MATERIALS
       25,472     Cementos Lima, S.A...............................................................  $    29,028
                                                                                                     -----------
                  INTERNATIONAL BANKS
        2,600     Credicorp Ltd. (ADR).............................................................       31,200
                                                                                                     -----------
                  OTHER TELECOMMUNICATIONS
        3,700     Telefonica del Peru S.A. (ADR)...................................................       49,487
                                                                                                     -----------
                  PRECIOUS METALS
        2,750     Compania de Minas Buenaventura S.A. (ADR)........................................       44,172
                                                                                                     -----------
                  TOTAL PERU.......................................................................      153,887
                                                                                                     -----------

                  PHILIPPINES (1.4%)
                  ALCOHOLIC BEVERAGES
       32,340     San Miguel Corp. (Class B).......................................................       45,628
                                                                                                     -----------
                  INTERNATIONAL BANKS
       12,738     Metropolitan Bank & Trust Co.....................................................       91,436
                                                                                                     -----------
                  NON - U.S. UTILITIES
        8,400     Manila Electric Co. (B Shares)...................................................       23,911
                                                                                                     -----------
                  REAL ESTATE
      306,100     SM Prime Holdings Inc............................................................       57,583
                                                                                                     -----------
                  TELECOMMUNICATIONS
        3,820     Philippine Long Distance Telephone Co............................................       96,919
                                                                                                     -----------
                  TOTAL PHILIPPINES................................................................      315,477
                                                                                                     -----------
                  POLAND (1.9%)
                  INTERNATIONAL BANKS
        2,000     Bank Slaski S.A..................................................................      135,749
        1,538     BRE Bank S.A.....................................................................       48,666
                                                                                                     -----------
                                                                                                         184,415
                                                                                                     -----------
                  TELECOMMUNICATIONS
       15,300     Telekomunikacja Polska S.A. (GDR)* **............................................       97,537
                                                                                                     -----------
                  WHOLESALE DISTRIBUTORS
       15,900     Elektrim Spolka Akcyjna S.A......................................................      157,464
                                                                                                     -----------
                  TOTAL POLAND.....................................................................      439,416
                                                                                                     -----------
  NUMBER OF
   SHARES                                                                                             VALUE
----------------------------------------------------------------------------------------------------------------

                  SOUTH AFRICA (11.6%)
                  ALCOHOLIC BEVERAGES
       17,992     South African Breweries Ltd......................................................  $   183,064
                                                                                                     -----------
                  CLOTHING/SHOE/ACCESSORY STORES
          522     Edgars Consolidated Stores Ltd...................................................        6,669
                                                                                                     -----------
                  DIVERSIFIED FINANCIAL SERVICES
      187,000     Sanlam Ltd.*.....................................................................      261,390
                                                                                                     -----------
                  INTERNATIONAL BANKS
       13,880     Nedcor Investment Bank Holdings..................................................        8,685
       14,038     Nedcor Ltd.*.....................................................................      312,589
                                                                                                     -----------
                                                                                                         321,274
                                                                                                     -----------
                  LIFE INSURANCE
       20,360     Liberty Life Association of Africa Ltd...........................................      234,955
                                                                                                     -----------
                  MULTI-SECTOR COMPANIES
       28,000     Johnnies Industrial Corp., Ltd...................................................      327,672
                                                                                                     -----------
                  OTHER METALS/MINERALS
       11,400     De Beers Consolidated Mines Ltd. (Units) =/=.....................................      331,670
                                                                                                     -----------
                  PRECIOUS METALS
        9,045     Anglo American Platinum Corporation Ltd..........................................      274,915
        7,410     Anglo American PLC...............................................................      478,142
        3,116     Anglogold Ltd....................................................................      160,345
                                                                                                     -----------
                                                                                                         913,402
                                                                                                     -----------
                  REAL ESTATE
        8,327     Liberty International PLC........................................................       62,597
                                                                                                     -----------

                  TOTAL SOUTH AFRICA...............................................................    2,642,693
                                                                                                     -----------

                  SOUTH KOREA (15.2%)
                  DIVERSIFIED ELECTRONIC PRODUCTS
        5,388     Samsung Electronics Co. - 144A**.................................................    1,261,627
                                                                                                     -----------
                  ELECTRIC UTILITIES
        6,500     Korea Electric Power Corp........................................................      201,409
                                                                                                     -----------
                  INTERNATIONAL BANKS
        3,422     Kookmin Bank.....................................................................       53,619
                                                                                                     -----------
                  SPECIALTY CHEMICALS
        7,001     L.G. Chemical Ltd................................................................      221,246
                                                                                                     -----------
                  SPECIALTY FOODS/CANDY
          600     Cheil Jedang Corp................................................................       69,190
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

EMERGING MARKETS
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED

  NUMBER OF
   SHARES                                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
                  STEEL/IRON ORE
        5,610     Pohang Iron & Steel Co., Ltd.....................................................  $   654,335
                                                                                                     -----------
                  TELECOMMUNICATIONS
        4,800     Korea Telecom Corp...............................................................      756,338
        3,570     Korea Telecom Corp. (ADR)........................................................      266,858
                                                                                                     -----------
                                                                                                       1,023,196
                                                                                                     -----------
                  TOTAL SOUTH KOREA................................................................    3,484,622
                                                                                                     -----------

                  TAIWAN (12.3%)
                  COMPUTER/VIDEO CHAINS
        1,200     Synnex Technology International Corp. (GDR)......................................       31,560
                                                                                                     -----------
                  DIVERSIFIED COMMERCIAL SERVICES
        9,296     ASE Test Ltd. (ADR)*.............................................................      219,618
                                                                                                     -----------
                  ELECTRONIC DATA PROCESSING
       30,287     Acer Inc. (GDR)..................................................................      431,590
       33,272     Asustek Computer Inc. (GDR)......................................................      463,312
          143     Asustek Computer Inc. (GDR) - 144A**.............................................        1,986
                                                                                                     -----------
                                                                                                         896,888
                                                                                                     -----------
                  ELECTRONIC PRODUCTION EQUIPMENT
       15,830     Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)*..............................      712,350
                                                                                                     -----------
                  SEMICONDUCTORS
       15,350     Winbond Electronics Corp. (GDR)*.................................................      354,969
       15,122     Winbond Electronics Corp. (GDR) - 144A**.........................................      349,696
                                                                                                     -----------
                                                                                                         704,665
                                                                                                     -----------
                  STEEL/IRON ORE
       17,238     China Steel Corp. (GDR)..........................................................      258,139
                                                                                                     -----------

                  TOTAL TAIWAN.....................................................................    2,823,220
                                                                                                     -----------

                  THAILAND (0.7%)
                  INTERNATIONAL BANKS
       64,700     Bangkok Bank PCL*................................................................      163,471
                                                                                                     -----------

                  TURKEY (7.5%)
                  BUILDING MATERIALS
    7,141,600     Akcansa Cimento A.S..............................................................      161,203
                                                                                                     -----------
                  CONSUMER ELECTRONICS/APPLIANCES
    4,320,000     Arcelik A.S......................................................................      282,587
                                                                                                     -----------
  NUMBER OF
   SHARES                                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
                  FOOD CHAINS
      461,100     Migros Turk T.A.S................................................................  $   297,374
                                                                                                     -----------
                  INTERNATIONAL BANKS
    8,501,000     Akbank T.A.S.....................................................................      250,628
    8,276,400     Turkiye Is Bankasi (C Shares)....................................................      396,511
   10,400,000     Yapi ve Kredi Bankasi A.S........................................................      320,988
                                                                                                     -----------
                                                                                                         968,127
                                                                                                     -----------

                  TOTAL TURKEY.....................................................................    1,709,291
                                                                                                     -----------

                  VIETNAM (0.0%)
                  MUTUAL FUNDS
        1,800     Lazard Vietnam Fund Ltd.*........................................................      --
                                                                                                     -----------

TOTAL INVESTMENTS
(IDENTIFIED COST $13,996,921) (A)..........................................................  100.0%    22,887,676

OTHER ASSETS IN EXCESS OF LIABILITIES......................................................    0.0          1,141
                                                                                             -----   ------------

NET ASSETS.................................................................................  100.0%  $ 22,888,817
                                                                                             -----   ------------
                                                                                             -----   ------------

---------------------

ADR  American Depository Receipt.
GDR  Global Depository Receipt.
 *   Non-income producing security.
**   Resale is restricted to qualified institutional investors.
++ Consists of one or more classes of securities traded together as a unit; stocks or bonds with attached warrants.
(a) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $9,238,747 and the aggregate gross unrealized depreciation is $347,992, resulting in net unrealized appreciation of $8,890,755.

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT DECEMBER 31, 1999:

CONTRACTS TO  IN EXCHANGE   DELIVERY   UNREALIZED
  DELIVER         FOR         DATE    DEPRECIATION
---------------------------------------------------
 MXN 95,542     $10,062     01/04/00      $ (5)

CURRENCY ABBREVIATION:
MXN  Mexican Peso.

                       SEE NOTES TO FINANCIAL STATEMENTS

EMERGING MARKETS
SUMMARY OF INVESTMENTS DECEMBER 31, 1999

                                                                                                  PERCENT OF
INDUSTRY                                                                                VALUE     NET ASSETS
------------------------------------------------------------------------------------------------------------
Agricultural Chemicals.............................................................  $    32,194      0.1%
Alcoholic Beverages................................................................      707,330      3.1
Beverages - Non-Alcoholic..........................................................      246,979      1.1
Broadcasting.......................................................................      395,167      1.7
Building Materials.................................................................      515,794      2.3
Cable Television...................................................................       81,075      0.4
Cellular Telephone.................................................................      204,113      0.9
Clothing/Shoe/Accessory Stores.....................................................        6,669      0.0
Computer/Video Chains..............................................................       31,560      0.1
Consumer Electronics/Appliances....................................................      282,587      1.2
Diversified Commercial Services....................................................      219,618      1.0
Diversified Electronic Products....................................................    1,261,627      5.5
Diversified Financial Services.....................................................      318,592      1.4
Diversified Manufacturing..........................................................       58,614      0.3
E.D.P. Services....................................................................    1,046,500      4.6
Electric Utilities.................................................................      426,596      1.9
Electronic Data Processing.........................................................    1,372,319      6.0
Electronic Production Equipment....................................................      712,350      3.1
Food Chains........................................................................      420,261      1.8
Integrated Oil Companies...........................................................      480,863      2.1
International Banks................................................................    3,079,418     13.4
Life Insurance.....................................................................      234,955      1.0
Marine Transportation..............................................................       93,340      0.4
Military/Gov't/Technical...........................................................      120,836      0.5
Multi-Sector Companies.............................................................      355,617      1.6
Mutual Funds.......................................................................      207,343      0.9
                                                                                                  PERCENT OF
INDUSTRY                                                                                VALUE     NET ASSETS
------------------------------------------------------------------------------------------------------------
Non - U.S. Utilities...............................................................  $    69,169      0.3%
Oil & Gas Production...............................................................      232,142      1.0
Other Metals/Minerals..............................................................      542,763      2.4
Other Pharmaceuticals..............................................................      173,225      0.8
Other Specialty Stores.............................................................      433,313      1.9
Other Telecommunications...........................................................      965,123      4.2
Package Goods/Cosmetics............................................................      145,427      0.6
Paper..............................................................................       50,315      0.2
Precious Metals....................................................................      957,575      4.2
Real Estate........................................................................      120,180      0.5
Semiconductors.....................................................................      704,665      3.1
Specialty Chemicals................................................................      221,246      1.0
Specialty Foods/Candy..............................................................      202,261      0.9
Specialty Steels...................................................................       92,094      0.4
Steel/Iron Ore.....................................................................      982,476      4.3
Telecommunication Equipment........................................................      339,673      1.5
Telecommunications.................................................................    3,323,181     14.5
Textiles...........................................................................      206,939      0.9
Tobacco............................................................................       56,128      0.2
Wholesale Distributors.............................................................      157,464      0.7
                                                                                     -----------    -----
                                                                                     $$22,887,676   100.0%
                                                                                     -----------    -----
                                                                                     -----------    -----

                                                                                                  PERCENT OF
TYPE OF INVESTMENT                                                                      VALUE     NET ASSETS
------------------------------------------------------------------------------------------------------------
Common Stocks......................................................................  $21,703,377     94.8%
Preferred Stocks...................................................................    1,179,829      5.2
Rights.............................................................................        4,470      0.0
                                                                                     -----------    -----
                                                                                     $22,887,676    100.0%
                                                                                     -----------    -----
                                                                                     -----------    -----

                       SEE NOTES TO FINANCIAL STATEMENTS

                 (This page has been intentionally left blank.)

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1999

                                              NORTH
                                            AMERICAN
                              MONEY        GOVERNMENT     DIVERSIFIED      BALANCED
                              MARKET       SECURITIES       INCOME          GROWTH        UTILITIES
-----------------------------------------------------------------------------------------------------
ASSETS:
Investments in
  securities, at
  value*.................  $135,981,624    $9,353,200     $84,644,181    $127,739,033    $164,949,217
Cash.....................         5,981        27,500         115,630**        71,637         --
Receivable for:
    Investments sold.....       --             --             --              --              --
    Shares of beneficial
      interest sold......        52,135        --              47,078          90,957         238,316
    Dividends............       --             --             --               96,998         163,909
    Interest.............       254,707        61,522       1,571,455         398,571         130,528
    Foreign withholding
      taxes reclaimed....       --             --             --              --               10,050
Unrealized appreciation
  on open forward foreign
  currency contracts.....       --             --                 933         --              --
Prepaid expenses and
  other assets...........         1,834           850           2,831           6,447          10,021
                           ------------    ----------     -----------    ------------    ------------
     TOTAL ASSETS........   136,296,281     9,443,072      86,382,108     128,403,643     165,502,041
                           ------------    ----------     -----------    ------------    ------------
LIABILITIES:
Payable for:
    Investments
      purchased..........       --             --             --              --              --
    Shares of beneficial
      interest
      repurchased........       542,556         1,695         --                9,817          31,408
    Investment management
      fees...............        57,101         5,244          29,367          64,181          85,373
Payable to bank..........       --             --             --              --              --
Unrealized depreciation
  on open forward foreign
  currency contracts.....       --             --              57,157         --              --
Accrued expenses and
  other payables.........        21,384        15,491          25,166          30,419          16,846
                           ------------    ----------     -----------    ------------    ------------
     TOTAL LIABILITIES...       621,041        22,430         111,690         104,417         133,627
                           ------------    ----------     -----------    ------------    ------------
NET ASSETS:
Paid-in-capital..........   135,675,221     9,493,284      97,683,138     124,019,174      98,586,970
Accumulated undistributed
  net investment income
  (loss).................            19        49,165        (197,032)        328,440         156,036
Accumulated undistributed
  net realized gain
  (loss).................       --            (19,646)     (1,372,526)        (62,838)     10,447,043
Net unrealized
  appreciation
  (depreciation).........       --           (102,161)     (9,843,162)      4,014,450      56,178,365
                           ------------    ----------     -----------    ------------    ------------
     NET ASSETS..........  $135,675,240    $9,420,642     $86,270,418    $128,299,226    $165,368,414
                           ============    ==========     ===========    ============    ============
     *IDENTIFIED COST....  $135,981,624    $9,455,361     $94,419,150    $123,724,583    $108,770,852
                           ============    ==========     ===========    ============    ============
     SHARES OF BENEFICIAL
     INTEREST
     OUTSTANDING.........   135,675,221       938,953       9,627,702       8,772,505       6,299,489
                           ============    ==========     ===========    ============    ============
NET ASSET VALUE PER SHARE
(UNLIMITED AUTHORIZED
SHARES OF $.01 PAR
VALUE)...................         $1.00        $10.03           $8.96          $14.63          $26.25
                           ============    ==========     ===========    ============    ============

------------------

**   Including $89,171 in foreign currency.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1999


                      DIVIDEND    VALUE-ADDED                  AMERICAN       MID-CAP       GLOBAL      DEVELOPING    EMERGING
                       GROWTH        MARKET       GROWTH     OPPORTUNITIES    EQUITY        EQUITY        GROWTH       MARKETS
--------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments in
  securities, at
  value*........    $742,151,340  $189,389,273  $96,638,092  $767,422,372   $84,133,440  $173,597,105  $160,645,592  $22,887,676
Cash............         --             40,436      --             87,250       --             34,967       --           --
Receivable for:
    Investments
      sold......         --            --           --            998,594       676,477           936       --            84,037
    Shares of
      beneficial
      interest
      sold......         292,930       152,073      158,676       653,157       179,319       111,209       113,589      --
    Dividends...       1,175,640       258,646       36,339       118,303         5,953       100,748        31,715       48,529
    Interest....         --            --               141       --            --            --            --             3,635
    Foreign
     withholding
      taxes
    reclaimed...           2,399       --           --             30,121       --             97,517       --           --
Unrealized
  appreciation
  on open
  forward
  foreign
  currency
  contracts.....         --            --           --            --            --            --            --           --
Prepaid expenses
  and other
  assets........          25,839         7,978        3,325        18,415        36,695        10,770         6,060        1,288
                    ------------  ------------  -----------  ------------   -----------  ------------  ------------  -----------
     TOTAL
     ASSETS.....     743,648,148   189,848,406   96,836,573   769,328,212    85,031,884   173,953,252   160,796,956   23,025,165
                    ------------  ------------  -----------  ------------   -----------  ------------  ------------  -----------
LIABILITIES:
Payable for:
    Investments
    purchased...         --            --           --            --            --            --             80,397      --
    Shares of
      beneficial
      interest
  repurchased...         415,691        14,307       45,846        77,176         6,214        26,971        29,974       42,809
    Investment
      management
      fees......         364,439        78,013       61,542       367,483        46,713       139,924        61,136       22,785
Payable to
  bank..........         --            --           --            --            --            --            --            47,774
Unrealized
  depreciation
  on open
  forward
  foreign
  currency
  contracts.....         --            --           --            --            --            --            --           --
Accrued expenses
  and other
  payables......          56,522        48,058       30,288       133,004        30,433        43,351        30,406       22,980
                    ------------  ------------  -----------  ------------   -----------  ------------  ------------  -----------
     TOTAL
  LIABILITIES...         836,652       140,378      137,676       577,663        83,360       210,246       201,913      136,348
                    ------------  ------------  -----------  ------------   -----------  ------------  ------------  -----------
NET ASSETS:
Paid-in-capital...   655,208,436   133,632,128   65,650,194   456,210,925    49,995,867   109,590,259    67,200,481   18,403,601
Accumulated
  undistributed
  net investment
  income
  (loss)........       1,046,212       199,606      --            --            --             (8,590)        3,982      (38,786)
Accumulated
  undistributed
  net realized
  gain (loss)...     125,001,612    16,252,264    6,980,070    67,341,429     9,771,604    11,727,148    30,438,554   (4,367,396)
Net unrealized
  appreciation
  (depreciation)...  (38,444,764)   39,624,030   24,068,633   245,198,195    25,181,053    52,434,189    62,952,026    8,891,398
                    ------------  ------------  -----------  ------------   -----------  ------------  ------------  -----------
     NET
     ASSETS.....    $742,811,496  $189,708,028  $96,698,897  $768,750,549   $84,948,524  $173,743,006  $160,595,043  $22,888,817
                    ============  ============  ===========  ============   ===========  ============  ============  ===========
     *IDENTIFIED
     COST.......    $780,596,104  $149,765,243  $72,569,459  $520,662,397   $58,952,387  $121,168,382  $ 97,693,566  $13,996,921
                    ============  ============  ===========  ============   ===========  ============  ============  ===========
     SHARES OF
     BENEFICIAL
     INTEREST
  OUTSTANDING...      37,296,682     9,234,638    4,156,217    23,578,121     3,748,826     8,853,044     4,010,824    1,579,239
                    ============  ============  ===========  ============   ===========  ============  ============  ===========
NET ASSET VALUE
PER SHARE
(UNLIMITED
AUTHORIZED
SHARES OF $.01
PAR VALUE)......          $19.92        $20.54       $23.27        $32.60        $22.66        $19.63        $40.04       $14.49
                    ============  ============  ===========  ============   ===========  ============  ============  ===========

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999

                                           NORTH
                                         AMERICAN
                             MONEY      GOVERNMENT    DIVERSIFIED   BALANCED
                             MARKET     SECURITIES      INCOME       GROWTH      UTILITIES
-------------------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):

INCOME
Interest.................  $6,740,393    $ 534,298    $ 7,978,491  $ 2,792,665  $   565,826
Dividends................      --          --             --         1,809,801    2,084,761*
                           ----------    ---------    -----------  -----------  -----------
     TOTAL INCOME........   6,740,393      534,298      7,978,491    4,602,466    2,650,587
                           ----------    ---------    -----------  -----------  -----------
EXPENSES
Investment management
  fee....................     646,809       61,901        363,139      738,566      739,430
Professional fees........      22,155       18,175         20,979       12,910       24,224
Custodian fees...........      10,487        9,594         30,355       15,224       11,798
Shareholder reports and
  notices................       9,536        1,432         10,238       11,001       18,295
Trustees' fees and
  expenses...............      --          --                 523          721          636
Transfer agent fees and
  expenses...............         500          500            500          500          500
Organizational
  expenses...............       1,374        1,374          1,374        1,374        1,374
Other....................       1,895        2,792         10,182        4,383        2,406
                           ----------    ---------    -----------  -----------  -----------
     TOTAL EXPENSES......     692,756       95,768        437,290      784,679      798,663

Less: amounts
  reimbursed/waived......      --          --             --           --           --
                           ----------    ---------    -----------  -----------  -----------
     NET EXPENSES........     692,756       95,768        437,290      784,679      798,663
                           ----------    ---------    -----------  -----------  -----------
     NET INVESTMENT
     INCOME (LOSS).......   6,047,637      438,530      7,541,201    3,817,787    1,851,924
                           ----------    ---------    -----------  -----------  -----------
NET REALIZED AND
UNREALIZED GAIN (LOSS):
Net realized gain (loss)
  on:
    Investments..........         454       (1,587)    (2,316,553)   1,175,402   10,576,744
    Futures contracts....      --          --             --           --           --
    Foreign exchange
      transactions.......      --          --              46,227      --           --
                           ----------    ---------    -----------  -----------  -----------
     NET GAIN (LOSS).....         454       (1,587)    (2,270,326)   1,175,402   10,576,744
                           ----------    ---------    -----------  -----------  -----------
Net change in unrealized
  appreciation/
  depreciation on:
    Investments..........      --         (117,223)    (6,915,682)  (1,416,501)  33,678,427
    Future contracts.....      --          --             --           --           --
    Translation of
      forward foreign
      currency contracts,
      other assets and
      liabilities
      denominated in
      foreign
      currencies.........      --          --             (70,223)     --           --
                           ----------    ---------    -----------  -----------  -----------
     NET APPRECIATION
     (DEPRECIATION)......      --         (117,223)    (6,985,905)  (1,416,501)  33,678,427
                           ----------    ---------    -----------  -----------  -----------
     NET GAIN (LOSS).....         454     (118,810)    (9,256,231)    (241,099)  44,255,171
                           ----------    ---------    -----------  -----------  -----------
NET INCREASE
(DECREASE)...............  $6,048,091    $ 319,720    $(1,715,030) $ 3,576,688  $46,107,095
                           ==========    =========    ===========  ===========  ===========

------------------

 *   Net of foreign withholding tax of $22,617, $100,506, $12,543, $40, $50,993,
     $132,075, $200 and $27,455, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999


                      DIVIDEND     VALUE-ADDED                 AMERICAN       MID-CAP      GLOBAL     DEVELOPING    EMERGING
                       GROWTH        MARKET       GROWTH     OPPORTUNITIES    EQUITY       EQUITY       GROWTH       MARKETS
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT
INCOME (LOSS):

INCOME
Interest........    $     778,588  $   105,003  $   155,716  $  2,014,507   $   128,006  $   365,445  $   426,799  $    27,353
Dividends.......       18,462,601*   2,927,153*     369,197*    2,737,979*       85,430    1,608,207*     187,437*     276,394*
                    -------------  -----------  -----------  ------------   -----------  -----------  -----------  -----------
     TOTAL
     INCOME.....       19,241,189    3,032,156      524,913     4,752,486       213,436    1,973,652      614,236      303,747
                    -------------  -----------  -----------  ------------   -----------  -----------  -----------  -----------
EXPENSES
Investment
  management
  fee...........        4,543,040      913,168      527,496     3,136,439       281,211    1,362,346      483,503      209,834
Professional
  fees..........           25,062       22,659       20,938        25,590        22,398       26,283       22,092       32,002
Custodian
  fees..........           49,693       19,057       32,404        90,034        20,917       61,473       34,201       52,031
Shareholder
  reports and
  notices.......           59,492       18,605       12,090        41,092        19,808        8,747       15,519        5,905
Trustees' fees
  and
  expenses......            4,256        1,022          182         2,683       --               641          467      --
Transfer agent
  fees and
  expenses......              500          500          500           500           500          500          500          500
Organizational
  expenses......            1,374        1,374        1,374         1,374       --             1,374        1,374        1,374
Other...........            8,142       36,886        1,674         6,381           693       15,952        1,682        7,671
                    -------------  -----------  -----------  ------------   -----------  -----------  -----------  -----------
     TOTAL
     EXPENSES...        4,691,559    1,013,271      596,658     3,304,093       345,527    1,477,316      559,338      309,317

Less: amounts
reimbursed/waived...      --           --           --            --           (271,774)     --           --           --
                    -------------  -----------  -----------  ------------   -----------  -----------  -----------  -----------
     NET
     EXPENSES...        4,691,559    1,013,271      596,658     3,304,093        73,753    1,477,316      559,338      309,317
                    -------------  -----------  -----------  ------------   -----------  -----------  -----------  -----------
     NET
     INVESTMENT
     INCOME
     (LOSS).....       14,549,630    2,018,885      (71,745)    1,448,393       139,683      496,336       54,898       (5,570)
                    -------------  -----------  -----------  ------------   -----------  -----------  -----------  -----------
NET REALIZED AND
UNREALIZED GAIN
(LOSS):
Net realized
  gain (loss)
  on:
  Investments...      129,094,274   16,263,318    8,668,664    80,409,969    12,556,428   16,222,505   31,720,580      908,948
    Futures
    contracts...         --            --           --         (6,364,911)      --           --           --           --
    Foreign
      exchange
 transactions...         --            --           --             (2,549)      --           (56,653)     --           (75,719)
                    -------------  -----------  -----------  ------------   -----------  -----------  -----------  -----------
     NET GAIN
     (LOSS).....      129,094,274   16,263,318    8,668,664    74,042,509    12,556,428   16,165,852   31,720,580      833,229
                    -------------  -----------  -----------  ------------   -----------  -----------  -----------  -----------
Net change in
  unrealized
  appreciation/
  depreciation
  on:
  Investments...     (142,695,765)   2,356,309   15,446,798   181,507,210    20,188,222   26,405,023   42,343,872    9,794,674
    Future
    contracts...         --            --           --         (1,560,742)      --           --           --           --
    Translation
      of forward
      foreign
      currency
      contracts,
      other
      assets and
     liabilities
     denominated
      in foreign
   currencies...         --            --           --             (1,588)      --              (851)     --             1,106
                    -------------  -----------  -----------  ------------   -----------  -----------  -----------  -----------
     NET
    APPRECIATION
    (DEPRECIATION)...  (142,695,765)   2,356,309  15,446,798  179,944,880    20,188,222   26,404,172   42,343,872    9,795,780
                    -------------  -----------  -----------  ------------   -----------  -----------  -----------  -----------
     NET GAIN
     (LOSS).....      (13,601,491)  18,619,627   24,115,462   253,987,389    32,744,650   42,570,024   74,064,452   10,629,009
                    -------------  -----------  -----------  ------------   -----------  -----------  -----------  -----------
NET INCREASE
(DECREASE)......    $     948,139  $20,638,512  $24,043,717  $255,435,782   $32,884,333  $43,066,360  $74,119,350  $10,623,439
                    =============  ===========  ===========  ============   ===========  ===========  ===========  ===========

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS

                                                                            NORTH AMERICAN
                                       MONEY MARKET                     GOVERNMENT SECURITIES
                           ------------------------------------  ------------------------------------
                             FOR THE YEAR       FOR THE YEAR       FOR THE YEAR       FOR THE YEAR
                                 ENDED              ENDED              ENDED              ENDED
                           DECEMBER 31, 1999  DECEMBER 31, 1998  DECEMBER 31, 1999  DECEMBER 31, 1998
---------------------------------------------------------------  ------------------------------------
INCREASE (DECREASE) IN
NET ASSETS:

OPERATIONS:
Net investment income....    $   6,047,637      $   4,946,059       $   438,530        $   285,399
Net realized gain
  (loss).................              454                 96            (1,587)             1,246
Net change in unrealized
  appreciation/
  depreciation...........        --                 --                 (117,223)           (24,395)
                             -------------      -------------       -----------        -----------
     NET INCREASE
     (DECREASE)..........        6,048,091          4,946,155           319,720            262,250
                             -------------      -------------       -----------        -----------
DIVIDENDS AND
DISTRIBUTIONS FROM:
Net investment income....       (6,047,731)        (4,946,009)         (429,137)          (270,457)
Net realized gain........             (454)               (96)         --                 --
Paid-in-capital..........        --                 --                 --                 --
                             -------------      -------------       -----------        -----------
     TOTAL DIVIDENDS AND
     DISTRIBUTIONS.......       (6,048,185)        (4,946,105)         (429,137)          (270,457)
                             -------------      -------------       -----------        -----------
TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST:
Net proceeds from
  sales..................      144,516,778        160,543,866         3,768,903          5,217,638
Reinvestment of dividends
  and distributions......        6,048,185          4,946,105           429,137            270,457
Cost of shares
  repurchased............     (135,074,457)      (129,350,587)       (3,057,203)        (2,182,113)
                             -------------      -------------       -----------        -----------
     NET INCREASE........       15,490,506         36,139,384         1,140,837          3,305,982
                             -------------      -------------       -----------        -----------
     TOTAL INCREASE
     (DECREASE)..........       15,490,412         36,139,434         1,031,420          3,297,775
NET ASSETS:
Beginning of period......      120,184,828         84,045,394         8,389,222          5,091,447
                             -------------      -------------       -----------        -----------
     END OF PERIOD.......    $ 135,675,240      $ 120,184,828       $ 9,420,642        $ 8,389,222
                             =============      =============       ===========        ===========
UNDISTRIBUTED NET
INVESTMENT INCOME
(LOSS)...................    $          19      $         113       $    49,165        $    30,818
                             =============      =============       ===========        ===========
SHARES ISSUED AND
REPURCHASED:
Sold.....................      144,516,778        160,543,866           373,179            513,927
Issued in reinvestment of
  dividends and
  distributions..........        6,048,185          4,946,105            42,656             26,678
Repurchased..............     (135,074,457)      (129,350,587)         (303,201)          (214,966)
                             -------------      -------------       -----------        -----------
NET INCREASE.............       15,490,506         36,139,384           112,634            325,639
                             =============      =============       ===========        ===========

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS

                         DIVERSIFIED INCOME                    BALANCED GROWTH                        UTILITIES
                 ----------------------------------- ----------------------------------- -----------------------------------
                   FOR THE YEAR      FOR THE YEAR      FOR THE YEAR      FOR THE YEAR      FOR THE YEAR      FOR THE YEAR
                       ENDED             ENDED             ENDED             ENDED             ENDED             ENDED
                 DECEMBER 31, 1999 DECEMBER 31, 1998 DECEMBER 31, 1999 DECEMBER 31, 1998 DECEMBER 31, 1999 DECEMBER 31, 1998
---------------------------------------------------------------------------------------- -----------------------------------
INCREASE
(DECREASE) IN
NET ASSETS:

OPERATIONS:
Net investment
  income
  (loss)........   $  7,541,201      $  6,202,641      $  3,817,787      $  2,564,019      $  1,851,924      $  1,400,655
Net realized
  gain (loss)...     (2,270,326)          108,452         1,175,402        12,637,891        10,576,744           648,615
Net change in
  unrealized
  appreciation/
 depreciation...     (6,985,905)       (3,240,386)       (1,416,501)       (3,521,872)       33,678,427        11,747,508
                   ------------      ------------      ------------      ------------      ------------      ------------
     NET
     INCREASE...     (1,715,030)        3,070,707         3,576,688        11,680,038        46,107,095        13,796,778
                   ------------      ------------      ------------      ------------      ------------      ------------
DIVIDENDS AND
DISTRIBUTIONS
FROM:
Net investment
  income........     (7,407,990)       (5,803,603)       (3,740,026)       (2,431,401)       (1,813,042)       (1,364,710)
Net realized
  gain..........       --                 (99,333)      (13,846,314)       (1,884,145)         (778,316)         (698,541)
Paid-in-capital...       (231,544)       --                --                --                --                --
                   ------------      ------------      ------------      ------------      ------------      ------------
     TOTAL
     DIVIDENDS
     AND
DISTRIBUTIONS...     (7,639,534)       (5,902,936)      (17,586,340)       (4,315,546)       (2,591,358)       (2,063,251)
                   ------------      ------------      ------------      ------------      ------------      ------------
TRANSACTIONS IN
SHARES OF
BENEFICIAL
INTEREST:
Net proceeds
  from sales....     25,140,484        43,957,759        38,151,616        38,742,816        53,847,696        34,192,413
Reinvestment of
  dividends and
distributions...      7,639,534         5,902,936        17,586,340         4,315,546         2,591,358         2,063,251
Cost of shares
  repurchased...    (31,146,173)      (15,324,330)      (21,281,195)      (13,894,173)      (20,269,562)      (13,071,951)
                   ------------      ------------      ------------      ------------      ------------      ------------
     NET
     INCREASE...      1,633,845        34,536,365        34,456,761        29,164,189        36,169,492        23,183,713
                   ------------      ------------      ------------      ------------      ------------      ------------
     TOTAL
     INCREASE...     (7,720,719)       31,704,136        20,447,109        36,528,681        79,685,229        34,917,240
NET ASSETS:
Beginning of
  period........     93,991,137        62,287,001       107,852,117        71,323,436        85,683,185        50,765,945
                   ------------      ------------      ------------      ------------      ------------      ------------
     END OF
     PERIOD.....   $ 86,270,418      $ 93,991,137      $128,299,226      $107,852,117      $165,368,414      $ 85,683,185
                   ============      ============      ============      ============      ============      ============
UNDISTRIBUTED
NET INVESTMENT
INCOME (LOSS)...   $   (197,032)     $    740,817      $    328,440      $    250,069      $    156,036      $    117,223
                   ============      ============      ============      ============      ============      ============
SHARES ISSUED
AND REPURCHASED:
Sold............      2,660,408         4,342,229         3,333,509         2,464,618         2,571,246         2,031,983
Issued in
  reinvestment
  of dividends
  and
distributions...        813,366           583,849           241,749           273,422           126,805           122,896
Repurchased.....     (3,307,173)       (1,515,732)       (1,387,082)         (898,886)         (978,171)         (781,200)
                   ------------      ------------      ------------      ------------      ------------      ------------
NET INCREASE....        166,601         3,410,346         2,188,176         1,839,154         1,719,880         1,373,679
                   ============      ============      ============      ============      ============      ============

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED

                                    DIVIDEND GROWTH                     VALUE-ADDED MARKET
                          -----------------------------------  ------------------------------------
                            FOR THE YEAR      FOR THE YEAR       FOR THE YEAR       FOR THE YEAR
                                ENDED             ENDED              ENDED              ENDED
                          DECEMBER 31, 1999 DECEMBER 31, 1998  DECEMBER 31, 1999  DECEMBER 31, 1998
-------------------------------------------------------------  ------------------------------------
INCREASE (DECREASE) IN
NET ASSETS:

OPERATIONS:
Net investment income
  (loss).................   $  14,549,630     $ 11,747,567       $  2,018,885       $  1,916,238
Net realized gain
  (loss).................     129,094,274       65,404,292         16,263,318          6,592,408
Net change in unrealized
  appreciation/
  depreciation...........    (142,695,765)      31,880,861          2,356,309          9,340,718
                            -------------     ------------       ------------       ------------
     NET INCREASE........         948,139      109,032,720         20,638,512         17,849,364
                            -------------     ------------       ------------       ------------
DIVIDENDS AND
DISTRIBUTIONS FROM:
Net investment income....     (14,356,475)     (11,679,096)        (2,002,626)        (1,902,826)
Net realized gain........     (68,998,640)     (26,160,355)        (6,492,085)        (2,322,935)
                            -------------     ------------       ------------       ------------
     TOTAL DIVIDENDS AND
     DISTRIBUTIONS.......     (83,355,115)     (37,839,451)        (8,494,711)        (4,225,761)
                            -------------     ------------       ------------       ------------
TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST:
Net proceeds from
  sales..................     184,490,155      192,533,628         32,832,745         42,071,121
Reinvestment of dividends
  and distributions......      83,355,115       37,839,451          8,494,711          4,225,761
Cost of shares
  repurchased............    (165,911,876)     (96,700,375)       (38,587,051)       (26,412,836)
                            -------------     ------------       ------------       ------------
     NET INCREASE........     101,933,394      133,672,704          2,740,405         19,884,046
                            -------------     ------------       ------------       ------------
     TOTAL INCREASE......      19,526,418      204,865,973         14,884,206         33,507,649
NET ASSETS:
Beginning of period......     723,285,078      518,419,105        174,823,822        141,316,173
                            -------------     ------------       ------------       ------------
     END OF PERIOD.......   $ 742,811,496     $723,285,078       $189,708,028       $174,823,822
                            =============     ============       ============       ============
UNDISTRIBUTED NET
INVESTMENT INCOME
(LOSS)...................   $   1,046,212     $    853,057       $    199,606       $    183,347
                            =============     ============       ============       ============
SHARES ISSUED AND
REPURCHASED:
Sold.....................       8,484,915        9,213,959          1,641,753          2,296,136
Issued in reinvestment of
  dividends and
  distributions..........       3,815,098        1,805,072            422,129            228,033
Repurchased..............      (7,808,848)      (4,697,895)        (1,941,093)        (1,458,807)
                            -------------     ------------       ------------       ------------
NET INCREASE.............       4,491,165        6,321,136            122,789          1,065,362
                            =============     ============       ============       ============

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS

                                 GROWTH                      AMERICAN OPPORTUNITIES                  MID-CAP EQUITY
                  ------------------------------------ ----------------------------------- -----------------------------------
                    FOR THE YEAR       FOR THE YEAR      FOR THE YEAR      FOR THE YEAR      FOR THE YEAR      FOR THE YEAR
                        ENDED              ENDED             ENDED             ENDED             ENDED             ENDED
                  DECEMBER 31, 1999  DECEMBER 31, 1998 DECEMBER 31, 1999 DECEMBER 31, 1998 DECEMBER 31, 1999 DECEMBER 31, 1998
------------------------------------------------------------------------------------------------------------------------------
INCREASE
(DECREASE) IN
NET ASSETS:

OPERATIONS:
Net investment
  income
  (loss)........    $    (71,745)      $      3,871      $  1,448,393      $  1,787,674       $   139,683       $   138,956
Net realized
  gain (loss)...       8,668,664          3,308,989        74,042,509        40,392,380        12,556,428        (2,490,436)
Net change in
  unrealized
  appreciation/
 depreciation...      15,446,798          2,556,804       179,944,880        37,572,830        20,188,222         3,446,115
                    ------------       ------------      ------------      ------------       -----------       -----------
     NET
     INCREASE...      24,043,717          5,869,664       255,435,782        79,752,884        32,884,333         1,094,635
                    ------------       ------------      ------------      ------------       -----------       -----------
DIVIDENDS AND
DISTRIBUTIONS
FROM:
Net investment
  income........          (3,871)          --              (1,445,841)       (1,947,082)         (146,978)         (152,597)
Net realized
  gain..........      (4,876,846)        (1,299,815)      (46,008,369)      (24,723,150)          (27,244)         (224,094)
                    ------------       ------------      ------------      ------------       -----------       -----------
     TOTAL
     DIVIDENDS
     AND
DISTRIBUTIONS...      (4,880,717)        (1,299,815)      (47,454,210)      (26,670,232)         (174,222)         (376,691)
                    ------------       ------------      ------------      ------------       -----------       -----------
TRANSACTIONS IN
SHARES OF
BENEFICIAL
INTEREST:
Net proceeds
  from sales....      33,517,947         17,430,665       223,047,289       112,225,756        32,535,587        14,883,943
Reinvestment of
  dividends and
distributions...       4,880,717          1,299,815        47,454,210        26,670,232           174,222           376,691
Cost of shares
  repurchased...     (14,366,545)       (10,107,664)      (81,365,431)      (50,359,365)       (8,669,033)       (7,016,976)
                    ------------       ------------      ------------      ------------       -----------       -----------
     NET
     INCREASE...      24,032,119          8,622,816       189,136,068        88,536,623        24,040,776         8,243,658
                    ------------       ------------      ------------      ------------       -----------       -----------
     TOTAL
     INCREASE...      43,195,119         13,192,665       397,117,640       141,619,275        56,750,887         8,961,602
NET ASSETS:
Beginning of
  period........      53,503,778         40,311,113       371,632,909       230,013,634        28,197,637        19,236,035
                    ------------       ------------      ------------      ------------       -----------       -----------
     END OF
     PERIOD.....    $ 96,698,897       $ 53,503,778      $768,750,549      $371,632,909       $84,948,524       $28,197,637
                    ============       ============      ============      ============       ===========       ===========
UNDISTRIBUTED
NET INVESTMENT
INCOME (LOSS)...    $   --             $      3,871      $   --            $      7,077       $  --             $     7,295
                    ============       ============      ============      ============       ===========       ===========
SHARES ISSUED
AND REPURCHASED:
Sold............       1,668,923          1,021,903         8,757,084         5,366,406         1,991,794         1,315,016
Issued in
  reinvestment
  of dividends
  and
distributions...         275,120             75,659         2,113,992         1,333,903            13,119            33,289
Repurchased.....        (722,403)          (597,280)       (3,237,660)       (2,436,239)         (633,054)         (658,565)
                    ------------       ------------      ------------      ------------       -----------       -----------
NET INCREASE....       1,221,640            500,282         7,633,416         4,264,070         1,371,859           689,740
                    ============       ============      ============      ============       ===========       ===========

                             GLOBAL EQUITY
                  -----------------------------------
                    FOR THE YEAR      FOR THE YEAR
                        ENDED             ENDED
                  DECEMBER 31, 1999 DECEMBER 31, 1998
----------------  -----------------------------------
INCREASE
(DECREASE) IN
NET ASSETS:
OPERATIONS:
Net investment
  income
  (loss)........    $    496,336      $  1,164,734
Net realized
  gain (loss)...      16,165,852        (3,070,604)
Net change in
  unrealized
  appreciation/

 depreciation...      26,404,172        16,931,102
                    ------------      ------------
     NET
     INCREASE...      43,066,360        15,025,232
                    ------------      ------------
DIVIDENDS AND
DISTRIBUTIONS
FROM:
Net investment
  income........        (497,530)       (1,517,727)
Net realized
  gain..........        --                (422,276)
                    ------------      ------------
     TOTAL
     DIVIDENDS
     AND
DISTRIBUTIONS...        (497,530)       (1,940,003)
                    ------------      ------------
TRANSACTIONS IN
SHARES OF
BENEFICIAL
INTEREST:
Net proceeds
  from sales....      29,681,396        38,348,277
Reinvestment of
  dividends and
distributions...         497,530         1,940,003
Cost of shares
  repurchased...     (24,526,962)      (30,080,763)
                    ------------      ------------
     NET
     INCREASE...       5,651,964        10,207,517
                    ------------      ------------
     TOTAL
     INCREASE...      48,220,794        23,292,746
NET ASSETS:
Beginning of
  period........     125,522,212       102,229,466
                    ------------      ------------
     END OF
     PERIOD.....    $173,743,006      $125,522,212
                    ============      ============
UNDISTRIBUTED
NET INVESTMENT
INCOME (LOSS)...    $     (8,590)     $     28,138
                    ============      ============
SHARES ISSUED
AND REPURCHASED:
Sold............       1,823,137         2,738,834
Issued in
  reinvestment
  of dividends
  and
distributions...          31,851           135,036
Repurchased.....      (1,548,072)       (2,210,444)
                    ------------      ------------
NET INCREASE....         306,916           663,426
                    ============      ============

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED

                                   DEVELOPING GROWTH                   EMERGING MARKETS
                          ----------------------------------- -----------------------------------
                            FOR THE YEAR      FOR THE YEAR      FOR THE YEAR      FOR THE YEAR
                                ENDED             ENDED             ENDED             ENDED
                          DECEMBER 31, 1999 DECEMBER 31, 1998 DECEMBER 31, 1999 DECEMBER 31, 1998
------------------------------------------------------------- -----------------------------------
INCREASE (DECREASE) IN
NET ASSETS:

OPERATIONS:
Net investment income
  (loss).................   $     54,898      $    151,770       $    (5,570)     $    126,142
Net realized gain
  (loss).................     31,720,580        (1,185,922)          833,229        (4,347,772)
Net change in unrealized
  appreciation/
  depreciation...........     42,343,872         7,288,857         9,795,780        (2,116,653)
                            ------------      ------------       -----------      ------------
     NET INCREASE
     (DECREASE)..........     74,119,350         6,254,705        10,623,439        (6,338,283)
                            ------------      ------------       -----------      ------------
DIVIDENDS AND
DISTRIBUTIONS FROM:
Net investment income....        (52,628)         (180,742)         --                (146,105)
Net realized gain........       --                (120,681)         --                 (48,814)
Paid-in-capital..........       --                --                 (29,513)          (70,872)
                            ------------      ------------       -----------      ------------
     TOTAL DIVIDENDS AND
     DISTRIBUTIONS.......        (52,628)         (301,423)          (29,513)         (265,791)
                            ------------      ------------       -----------      ------------
TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST:
Net proceeds from
  sales..................     27,643,051        16,665,137         4,228,591         3,482,891
Reinvestment of dividends
  and distributions......         52,628           301,423            29,513           265,791
Cost of shares
  repurchased............    (22,792,517)      (23,985,095)       (5,235,518)       (7,686,938)
                            ------------      ------------       -----------      ------------
     NET INCREASE
     (DECREASE)..........      4,903,162        (7,018,535)         (977,414)       (3,938,256)
                            ------------      ------------       -----------      ------------
     TOTAL INCREASE
     (DECREASE)..........     78,969,884        (1,065,253)        9,616,512       (10,542,330)
NET ASSETS:
Beginning of period......     81,625,159        82,690,412        13,272,305        23,814,635
                            ------------      ------------       -----------      ------------
     END OF PERIOD.......   $160,595,043      $ 81,625,159       $22,888,817      $ 13,272,305
                            ============      ============       ===========      ============
UNDISTRIBUTED NET
INVESTMENT INCOME
(LOSS)...................   $      3,982      $      7,110       $   (38,786)     $     (2,344)
                            ============      ============       ===========      ============
SHARES ISSUED AND
REPURCHASED:
Sold.....................      1,021,132           861,579           421,932           368,627
Issued in reinvestment of
  dividends and
  distributions..........          2,217            16,369             3,047            27,733
Repurchased..............       (934,031)       (1,272,373)         (524,322)         (823,654)
                            ------------      ------------       -----------      ------------
NET INCREASE
(DECREASE)...............         89,318          (394,425)          (99,343)         (427,294)
                            ============      ============       ===========      ============

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1999

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Select Dimensions Investment Series (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The shares of the Fund are only sold to Hartford Life Insurance Company and ITT Hartford Life and Annuity Insurance Company for allocation to certain of its separate accounts to fund variable annuity contracts and variable life insurance policies they issue.

The Fund, which consists of 13 separate portfolios ("Portfolios"), was organized on June 2, 1994, as a Massachusetts business trust and commenced operations on November 9, 1994, with the exception of Mid-Cap Equity which commenced operations on January 21, 1997.

The investment objectives of each Portfolio are as follows:

      PORTFOLIO                             INVESTMENT OBJECTIVE
     Money Market       Seeks high current income, preservation of capital and
                        liquidity by investing in short-term money market
                        instruments.
    North American      Seeks to earn a high level of current income while
Government Securities   maintaining relatively low volatility of principal by
                        primarily investing in investment grade fixed income
                        securities issued or guaranteed by the U.S., Canadian or
                        Mexican governments.
     Diversified        Seeks, as a primary objective, to earn a high level of
        Income          current income and, as a secondary objective, to maximize
                        total return, but only to the extent consistent with its
                        primary objective, by equally allocating its assets among
                        three separate groupings of fixed income securities.
   Balanced Growth      Seeks to achieve capital growth with reasonable current
                        income by investing in common stock of companies which have a record of paying dividends and have the potential for
                        increasing dividends, securities convertible into common
                        stock and in investment grade fixed income securities.
      Utilities*        Seeks both capital appreciation and current income by
                        investing in equity and fixed income securities of companies in the utilities industry. Prior to August 5, 1999, the
                        investment objective was to provide current income and
                        long-term growth of income and capital by investing in
                        equity and fixed income securities of companies in the
                        public utilities industry.
       Dividend         Seeks to provide reasonable current income and long-term
        Growth          growth of income and capital by investing primarily in
                        common stock of companies with a record of paying dividends and the potential for increasing dividends.
     Value-Added        Seeks to achieve a high level of total return on its assets
        Market          through a combination of capital appreciation and current
                        income by investing, on an equally-weighted basis, in a
                        diversified portfolio of common stocks of the companies
                        which are represented in the Standard & Poor's 500 Composite
                        Stock Price Index.

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1999, CONTINUED

      PORTFOLIO                             INVESTMENT OBJECTIVE
        Growth          Seeks long-term growth of capital by investing primarily in common stocks and securities convertible into common stocks issued by domestic and foreign companies.
American Opportunities  Seeks long-term capital growth consistent with an effort to
  (formerly American    reduce volatility by investing principally in common stock
        Value)          of companies in industries which, at the time of the
                        investment, are believed to be undervalued in the
                        marketplace.
    Mid-Cap Equity      Seeks long-term capital appreciation by investing primarily
  (formerly Mid-Cap     in equity securities of mid-cap companies (that is,
       Growth)          companies whose equity market capitalization falls within
                        the range of approximately $200 million to $12 billion).
    Global Equity       Seeks a high level of total return on its assets primarily through long-term capital growth and, to a lesser extent,
                        from income, through investments in all types of common
                        stocks and equivalents (such as convertible securities and warrants), preferred stocks and bonds and other debt
                        obligations of domestic and foreign companies and
                        governments and international organizations.
      Developing        Seeks long-term capital growth by investing primarily in
        Growth          common stocks of smaller and medium-sized companies that, in the opinion of the Investment Manager, have the potential
                        for growing more rapidly than the economy and which may
                        benefit from new products or services, technological
                        developments or changes in management.
       Emerging         Seeks long-term capital appreciation by investing primarily
       Markets          in equity securities of companies in emerging market
                        countries. The Portfolio may invest up to 35% of its total assets in high risk fixed income securities that are rated below investment grade or are unrated.

* On August 4, 1999, shareholders approved a change in the investment objective.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Money Market: securities are valued at amortized cost which approximates market value. All remaining Portfolios: (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1999, CONTINUED

it is determined by Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager"), or (in the case of Growth) by Morgan Stanley Dean Witter Investment Management Inc. ("MSDWIM"), or (in the case of the North American Government Securities, Mid-Cap Equity and Emerging Markets) by TCW Investment Management Company ("TCW"), that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (4) certain of the securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income is accrued daily except where collection is not expected. The Money Market Portfolio amortizes premiums and accretes discounts over the life of the respective securities; gains and losses realized upon the sale of securities are based on amortized cost. For all other Portfolios, discounts are accreted over the life of the respective securities.

C. FOREIGN CURRENCY TRANSLATION -- The books and records of the Portfolios investing in foreign currency denominated transactions are translated into U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1999, CONTINUED

unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

D. FORWARD FOREIGN CURRENCY CONTRACTS -- Some of the Portfolios may enter into forward foreign currency contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized gain/loss on foreign exchange transactions. The Portfolios record realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

E. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply individually for each Portfolio with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

G. ORGANIZATIONAL EXPENSES -- The Investment Manager paid the organizational expenses of approximately $96,000 ($8,000 for each respective Portfolio, excluding Mid-Cap Equity) which have

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1999, CONTINUED

been reimbursed for the full amount thereof, exclusive of amounts waived of approximately $22,000 ($1,833 for each respective Portfolio, excluding Mid-Cap Equity). Such expenses were deferred and fully amortized as of November 8, 1999.

H. EXPENSES -- Direct expenses are charged to the respective Portfolio and general Fund expenses are allocated on the basis of relative net assets or equally among the Portfolios.

2. INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to each Portfolio's net assets determined at the close of each business day:

                                          ANNUAL                                            ANNUAL
PORTFOLIO                                  RATE   PORTFOLIO                                  RATE
---------                                 ------  ---------                                 ------
Money Market............................   0.50%  Growth .................................   0.80%
North American Government Securities....   0.65   American Opportunities .................  **
Diversified Income......................   0.40   Mid-Cap Equity .........................   0.75
Balanced Growth.........................   0.60   Global Equity ..........................   1.00
Utilities...............................   0.65   Developing Growth ......................   0.50
Dividend Growth.........................   *      Emerging Markets .......................   1.25
Value-Added Market......................   0.50

----------------

 * 0.625% to the portion of the daily net assets not exceeding $500 million and 0.50% to the portion of daily net assets in excess of $500 million. Effective May 1, 1999, the agreement was amended to reduce the annual rate to 0.475% of the portion of daily net assets exceeding $1 billion.
** Effective May 1, 1999, the Agreement was amended to reduce the annual rate from 0.625% of daily net assets to 0.625% of the portion of the daily net assets not exceeding $500 million and 0.60% of the portion to daily net assets in excess of $500 million.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

Under Sub-Advisory Agreements between MSDWIM and the Investment Manager and TCW and the Investment Manager, MSDWIM provides Growth and TCW provides North American Government Securities, Mid-Cap Equity, and Emerging Markets with investment advice and portfolio management relating to the Portfolios' investments in securities, subject to the overall supervision of the

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1999, CONTINUED

Investment Manager. As compensation for their services provided pursuant to the Sub-Advisory Agreements, the Investment Manager pays MSDWIM and TCW monthly compensation equal to 40% of its monthly compensation.

For the period January 1, 1999 through November 8, 1999, the Investment Manager reimbursed all operating expenses and waived the compensation provided for in its Investment Management Agreement with Mid-Cap Equity.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

Purchases and sales/maturities of portfolio securities, excluding short-term investments (except for the Money Market Portfolio), for the year ended December 31, 1999 were as follows:

                                               U.S.GOVERNMENT SECURITIES                     OTHER
                                            -------------------------------    ----------------------------------
                                             PURCHASES     SALES/MATURITIES      PURCHASES       SALES/MATURITIES
                                            -----------    ----------------    --------------    ----------------
Money Market............................    $61,239,664      $70,484,730       $  756,934,843     $  738,736,843
North American Government Securities....      4,964,204        3,015,612             --                --
Diversified Income......................     13,664,047       17,507,560           45,089,695         42,364,270
Balanced Growth.........................     16,018,452        4,670,232           45,234,628         39,041,325
Utilities...............................        745,859          237,773           65,896,982         33,857,990
Dividend Growth.........................        --              --                758,744,091        756,296,143
Value-Added Market......................        --              --                 38,507,409         39,303,777
Growth..................................        --              --                 73,372,684         56,641,818
American Opportunities..................     19,504,688       19,442,344        1,753,296,251      1,650,717,259
Mid-Cap Equity..........................        --              --                136,407,017        115,722,768
Global Equity...........................        --              --                104,876,287        101,451,004
Developing Growth.......................        --              --                161,764,427        168,001,684
Emerging Markets........................        --              --                 13,004,272         13,097,359

Included in the aforementioned sales of portfolio securities of Value-Added Market are sales of Morgan Stanley Dean Witter & Co., an affiliate of the Investment Manager, of $228,264, as well as realized gain of $154,854.

Included in the aforementioned purchases of portfolio securities of Value-Added Market are purchases of Hartford Financial Services Group, an affiliate of the Fund, of $61,920.

Included in the aforementioned purchases of portfolio securities of Mid-Cap Equity are purchases of Hartford Life Inc., an affiliate of the Fund, of $1,189,003.

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1999, CONTINUED

For the year ended December 31, 1999, the following Portfolios incurred brokerage commissions with Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager, for executed portfolio transactions:

DIVERSIFIED   BALANCED               DIVIDEND     AMERICAN      MID-CAP     GLOBAL    DEVELOPING
  INCOME       GROWTH    UTILITIES    GROWTH    OPPORTUNITIES    EQUITY     EQUITY      GROWTH
-----------   --------   ---------   --------   -------------   --------   --------   ----------
   $525       $31,733     $21,517    $119,495      $59,078      $22,769     $7,932     $38,648
   ====       =======     =======    ========      =======      =======     ======     =======

For the year ended December 31, 1999, the following Portfolios incurred brokerage commissions with Morgan Stanley & Co., Inc., an affililiate of the Investment Manager, for executed portfolio transactions:

BALANCED   DIVIDEND                AMERICAN      MID-CAP     GLOBAL    DEVELOPING   EMERGING
 GROWTH     GROWTH     GROWTH    OPPORTUNITIES    EQUITY     EQUITY      GROWTH     MARKETS
--------   --------   --------   -------------   --------   --------   ----------   --------
 $8,985    $103,820   $11,475       $272,223      $8,365    $25,287      $9,645      $1,878
 ======    ========   =======       ========      ======    =======      ======      ======

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager, is the Fund's transfer agent.

4. FEDERAL INCOME TAX STATUS

At December 31, 1999, the following Portfolios had an approximate net capital loss carryover which may be used to offset future capital gains to the extent provided by regulations:

                                                           (AMOUNTS IN THOUSANDS)
                                                    ------------------------------------
          AVAILABLE THROUGH DECEMBER 31,            2004   2005    2006    2007   TOTAL
          ------------------------------            -----  -----  ------  ------  ------
North American Government Securities                 $8     $2    $    4  $    6  $   20
Diversified Income                                  --     --        153   1,214   1,367
Emerging Markets                                    --     --      4,296    --     4,296

During the year ended December 31, 1999, the following Portfolios utilized approximate net capital loss carryovers: Mid-Cap Equity -- $2,391,000; Global Equity -- $3,935,000; Developing Growth -- $1,203,000; Emerging Markets -- $545,000.

Net capital and foreign currency losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Portfolios' next taxable year. The following Portfolios incurred and will elect to defer post-October losses during fiscal 1999: Global Equity -- $81,000; Emerging Markets -- $5,000.

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1999, CONTINUED

At December 31, 1999, the primary reason(s) for significant temporary/permanent book/tax differences were as follows:

                                                                             PERMANENT DIFFERENCES
                                              TEMPORARY DIFFERENCES      -----------------------------
                                          -----------------------------    FOREIGN           NET
                                          POST-OCTOBER  LOSS DEFERRALS     CURRENCY       OPERATING
                                             LOSSES     FROM WASH SALES  GAINS/LOSSES       LOSS
                                          ------------  ---------------  ------------  ---------------
Diversified Income......................                           -              -
Balanced Growth.........................                           -
Dividend Growth.........................                           -
Value-Added.............................                           -
Growth..................................                           -                              -
American Opportunities..................                           -              -
Mid-Cap Equity..........................                           -
Global Equity...........................           -               -              -
Developing Growth.......................                           -
Emerging Markets........................           -               -              -               -

Additionally, Diversified Income had temporary differences attributable to the mark-to-market of open forward foreign currency exchange contracts and interest on bonds in default and American Opportunities had temporary differences attributable to the mark-to-market of open futures contracts.

To reflect reclassifications arising from the permanent differences, the following accounts were (charged) credited:

                                           ACCUMULATED      ACCUMULATED
                                          UNDISTRIBUTED    UNDISTRIBUTED
                                          NET INVESTMENT   NET REALIZED      PAID-IN
                                          INCOME (LOSS)     GAIN (LOSS)      CAPITAL
                                          --------------  ---------------  ------------
North American Government Securities....   $      8,954     $   (8,954)        --
Diversified Income......................     (1,071,060)     1,071,060         --
Balanced Growth.........................            610           (610)        --
Utilities...............................            (69)            69         --
Growth..................................         71,745        (71,745)        --
American Opportunities..................         (9,629)         9,629         --
Global Equity...........................        (35,534)        35,534         --
Developing Growth.......................         (5,398)         9,555      $  (4,157)
Emerging Markets........................        (30,872)        75,850        (44,978)

5. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

Some of the Portfolios may enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1999, CONTINUED

Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Portfolios bear the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At December 31, 1999, Diversified Income and Emerging Markets had outstanding forward contracts.

Some of the Portfolios may purchase and sell stock index futures ("futures contracts") to facilitate trading, increase or decrease the Portfolio's market exposure, seek higher investment returns, or to seek to protect against a decline in the value of the Portfolios securities or an increase in prices of securities that may be purchased.

These futures contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Portfolio bears the risk of an unfavorable change in the value of the underlying securities.

At December 31, 1999, Emerging Markets' cash balance consisted principally of interest bearing deposits with Chase Manhattan Bank N.A., the Portfolio's custodian.

6. OTHER BUSINESS

North American Government and Emerging Markets -- On April 22, 1999, the Fund's Board of Trustees approved the termination of these Portfolios and the substitution of shares of similar portfolios of the Morgan Stanley Dean Witter Universal Funds. The substitution will not be consumated unless authorized by the Securities and Exchange Commission. Effective September 7, 1999, shares of the Portfolios were no longer offered for new investment other than through reinvestment of dividends.

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                     NET ASSET                                                                                   TOTAL
                       VALUE         NET        NET REALIZED    TOTAL FROM                   DISTRIBUTIONS     DIVIDENDS
     YEAR ENDED      BEGINNING    INVESTMENT   AND UNREALIZED   INVESTMENT   DIVIDENDS TO         TO              AND
    DECEMBER 31      OF PERIOD      INCOME      GAIN (LOSS)     OPERATIONS   SHAREHOLDERS    SHAREHOLDERS    DISTRIBUTIONS
---------------------------------------------------------------------------------------------------------------------------
MONEY MARKET
1995                   $ 1.00       $0.06          --             $ 0.06        $(0.06)         --               $(0.06)
1996                     1.00        0.05          --               0.05         (0.05)         --                (0.05)
1997                     1.00        0.05          --               0.05         (0.05)         --                (0.05)
1998                     1.00        0.05          --               0.05         (0.05)         --                (0.05)
1999                     1.00        0.05          --               0.05         (0.05)         --                (0.05)
NORTH AMERICAN GOVERNMENT SECURITIES
1995                    10.04        0.53          $ 0.11           0.64         (0.50)         --                (0.50)
1996                    10.18        0.52           (0.09)          0.43         (0.52)         --                (0.52)
1997                    10.09        0.48            0.09           0.57         (0.49)         --                (0.49)
1998                    10.17        0.46           (0.03)          0.43         (0.45)         --                (0.45)
1999                    10.15        0.47           (0.13)          0.34         (0.46)         --                (0.46)
DIVERSIFIED INCOME
1995                    10.05        0.57            0.11           0.68         (0.51)         --                (0.51)
1996                    10.22        0.80            0.13           0.93         (0.82)         $(0.01)           (0.83)
1997                    10.32        0.80            0.02           0.82         (0.83)          (0.02)           (0.85)
1998                    10.29        0.79           (0.37)          0.42         (0.77)          (0.01)           (0.78)
1999                     9.93        0.78           (0.96)         (0.18)        (0.77)          (0.02)++         (0.79)
BALANCED GROWTH
1995                    10.04        0.40            1.85           2.25         (0.40)         --                (0.40)
1996                    11.89        0.33            1.25           1.58         (0.33)          (0.07)           (0.40)
1997                    13.07        0.29            2.01           2.30         (0.30)          (0.04)           (0.34)
1998                    15.03        0.44            1.68           2.12         (0.43)          (0.34)           (0.77)
1999                    16.38        0.48            0.15           0.63         (0.48)          (1.90)           (2.38)
UTILITIES
1995                    10.04        0.45            2.30           2.75         (0.44)         --                (0.44)
1996                    12.35        0.43            0.60           1.03         (0.43)          (0.01)           (0.44)
1997                    12.94        0.39            2.96           3.35         (0.40)          (0.05)           (0.45)
1998                    15.84        0.37            3.06           3.43         (0.37)          (0.19)           (0.56)
1999                    18.71        0.34            7.69           8.03         (0.34)          (0.15)           (0.49)
DIVIDEND GROWTH
1995                     9.97        0.36            3.57           3.93         (0.36)         --                (0.36)
1996                    13.54        0.34            2.94           3.28         (0.35)          (0.02)           (0.37)
1997                    16.45        0.38            3.80           4.18         (0.38)          (0.68)           (1.06)
1998                    19.57        0.39            3.38           3.77         (0.39)          (0.90)           (1.29)
1999                    22.05        0.40           (0.10)          0.30         (0.40)          (2.03)           (2.43)
VALUE-ADDED MARKET
1995                     9.90        0.31            2.34           2.65         (0.31)         --                (0.31)
1996                    12.24        0.23            1.93           2.16         (0.23)          (0.01)           (0.24)
1997                    14.16        0.23            3.43           3.66         (0.23)          (0.03)           (0.26)
1998                    17.56        0.22            1.90           2.12         (0.22)          (0.27)           (0.49)
1999                    19.19        0.22            2.08           2.30         (0.22)          (0.73)           (0.95)

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                     RATIOS TO AVERAGE NET ASSETS      RATIOS TO AVERAGE NET ASSETS
                                                    (BEFORE EXPENSES WERE ASSUMED)    (AFTER EXPENSES WERE ASSUMED)
                NET ASSET               NET ASSETS  -------------------------------   ------------------------------
                  VALUE                   END OF                         NET                              NET          PORTFOLIO
  YEAR ENDED     END OF       TOTAL       PERIOD                     INVESTMENT                        INVESTMENT      TURNOVER
  DECEMBER 31    PERIOD      RETURN+     (000'S)     EXPENSES          INCOME          EXPENSES          INCOME          RATE
--------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET
1995             $ 1.00        6.10 %    $ 42,089      0.81%             5.11%          --                5.92%         N/A
1996               1.00        5.07        87,002      0.59              4.94            0.57%            4.96          N/A
1997               1.00        5.21        84,045      0.55              5.08            0.55             5.08          N/A
1998               1.00        5.16       120,185      0.55              5.02            0.55             5.02          N/A
1999               1.00        4.78       135,675      0.54              4.67            0.54             4.67          N/A
NORTH AMERICAN
GOVERNMENT
SECURITIES
1995              10.18        6.40         1,288      2.50*             3.24*          --                5.74             18%
1996              10.09        4.35         4,172      1.45              4.55            0.50             5.50             48
1997              10.17        5.91         5,091      1.26              4.75            1.26             4.75             27
1998              10.15        4.28         8,389      1.15              4.52            1.15             4.52             51
1999              10.03        3.40         9,421      1.01              4.60            1.01             4.60             53
DIVERSIFIED
INCOME
1995              10.22        6.96         8,972      1.33              5.95           --                7.28             33
1996              10.32        9.54        32,119      0.71              8.26            0.50             8.47             69
1997              10.29        8.32        62,287      0.55              8.09            0.55             8.09            110
1998               9.93        4.22        93,991      0.49              7.92            0.49             7.92            111
1999               8.96       (1.83)       86,270      0.48              8.31            0.48             8.31             69
BALANCED GROWTH
1995              11.89       22.86        16,311      1.39              2.45           --                3.84             99
1996              13.07       13.54        38,893      0.90              2.35            0.50             2.75             88
1997              15.03       17.87        71,323      0.86              2.13            0.86             2.13             64
1998              16.38       14.41       107,852      0.71              2.87            0.71             2.87             93
1999              14.63        3.52       128,299      0.64              3.10            0.64             3.10             37
UTILITIES
1995              12.35       28.05        17,959      1.43              3.01           --                4.44              3
1996              12.94        8.48        35,686      0.80              3.16            0.50             3.46             15
1997              15.84       26.45        50,766      0.76              2.83            0.76             2.83             34
1998              18.71       22.23        85,683      0.71              2.21            0.71             2.21             19
1999              26.25       43.71       165,368      0.70              1.63            0.70             1.63             31
DIVIDEND GROWTH
1995              13.54       40.13        78,694      0.83              2.80           --                3.63              4
1996              16.45       24.49       258,101      0.67              2.44            0.67             2.44             39
1997              19.57       26.12       518,419      0.65              2.11            0.65             2.11             26
1998              22.05       19.73       723,285      0.63              1.87            0.63             1.87             39
1999              19.92        0.53       742,811      0.60              1.86            0.60             1.86            101
VALUE-ADDED
MARKET
1995              12.24       27.14        23,970      1.46              1.64           --                3.10              4
1996              14.16       17.78        73,516      0.64              1.69            0.56             1.77              4
1997              17.56       26.12       141,316      0.58              1.49            0.58             1.49              8
1998              19.19       12.19       174,824      0.55              1.20            0.55             1.20             14
1999              20.54       12.15       189,708      0.55              1.11            0.55             1.11             21

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
FINANCIAL HIGHLIGHTS, CONTINUED

                     NET ASSET       NET                                                                         TOTAL
                       VALUE      INVESTMENT    NET REALIZED    TOTAL FROM                   DISTRIBUTIONS     DIVIDENDS
     YEAR ENDED      BEGINNING      INCOME     AND UNREALIZED   INVESTMENT   DIVIDENDS TO         TO              AND
    DECEMBER 31      OF PERIOD      (LOSS)      GAIN (LOSS)     OPERATIONS   SHAREHOLDERS    SHAREHOLDERS    DISTRIBUTIONS
---------------------------------------------------------------------------------------------------------------------------
GROWTH
1995                   $10.05       $0.26          $ 1.05         $ 1.31        $(0.29)         --               $(0.29)
1996                    11.07        0.08            2.52           2.60         (0.08)         $(0.04)           (0.12)
1997                    13.55        0.09            3.09           3.18         (0.10)          (0.07)           (0.17)
1998                    16.56       --               2.16           2.16        --               (0.49)           (0.49)
1999                    18.23       (0.02)           6.65           6.63        --               (1.59)           (1.59)
AMERICAN OPPORTUNITIES
1995                    10.05        0.21            3.66           3.87         (0.21)         --                (0.21)
1996                    13.71        0.08            1.68           1.76         (0.10)          (0.07)           (0.17)
1997                    15.30        0.07            4.73           4.80         (0.06)          (0.35)           (0.41)
1998                    19.69        0.13            5.57           5.70         (0.14)          (1.94)           (2.08)
1999                    23.31        0.08           11.76          11.84         (0.07)          (2.48)           (2.55)
MID-CAP EQUITY
1997 (a)                10.00        0.18            1.39           1.57         (0.17)         --                (0.17)
1998                    11.40        0.06            0.57           0.63         (0.07)          (0.10)           (0.17)
1999                    11.86        0.06           10.81          10.87         (0.06)          (0.01)           (0.07)
GLOBAL EQUITY
1995                     9.94        0.29            1.05           1.34         (0.29)         --                (0.29)
1996                    10.99        0.15            1.10           1.25         (0.17)          (0.01)           (0.18)
1997                    12.06        0.12            0.92           1.04         (0.11)          (0.02)           (0.13)
1998                    12.97        0.14            1.81           1.95         (0.18)          (0.05)           (0.23)
1999                    14.69        0.06            4.94           5.00         (0.06)         --                (0.06)
DEVELOPING GROWTH
1995                    10.13        0.24            4.88           5.12         (0.25)         --                (0.25)
1996                    15.00        0.02            1.92           1.94         (0.03)          (0.03)++         (0.06)
1997                    16.88        0.05            2.27           2.32         (0.04)         --                (0.04)
1998                    19.16        0.03            1.69           1.72         (0.04)          (0.03)           (0.07)
1999                    20.81        0.01           19.23          19.24         (0.01)         --                (0.01)
EMERGING MARKETS
1995                    10.04        0.29           (0.33)         (0.04)        (0.31)         --                (0.31)
1996                     9.69        0.16            1.51           1.67         (0.16)         --                (0.16)
1997                    11.20        0.06            0.11           0.17         (0.06)         --                (0.06)
1998                    11.31        0.07           (3.33)         (3.26)        (0.07)          (0.07)+++        (0.14)
1999                     7.91       --               6.60           6.60        --               (0.02)++         (0.02)

-------------------------------------------------------------------
(a)    For the period January 21, 1997 (commencement of operations)
       through December 31, 1997.
 +     Calculated based on the net asset value as of the last
       business day of the period.
++     Includes distributions from paid-in-capital of $0.01.
+++    Includes distributions from paid-in-capital of $0.04.
++     Distribution from paid-in-capital.
 *     After application of the Fund's expense limitation.
(1)    Not annualized.
(2)    Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                     RATIOS TO AVERAGE NET ASSETS      RATIOS TO AVERAGE NET ASSETS
                                                    (BEFORE EXPENSES WERE ASSUMED)    (AFTER EXPENSES WERE ASSUMED)
                NET ASSET               NET ASSETS  -------------------------------   ------------------------------
                  VALUE                   END OF                         NET                              NET          PORTFOLIO
  YEAR ENDED     END OF       TOTAL       PERIOD                     INVESTMENT                        INVESTMENT      TURNOVER
  DECEMBER 31    PERIOD      RETURN+     (000'S)     EXPENSES       INCOME (LOSS)      EXPENSES      INCOME (LOSS)       RATE
--------------------------------------------------------------------------------------------------------------------------------
GROWTH
1995             $11.07       13.29 %    $  3,956      2.50%            (0.64)%         --                1.86 %           39%
1996              13.55       23.56        18,215      1.22             (0.03)           0.50%            0.69             47
1997              16.56       23.07        40,311      1.01              0.13            1.01             0.13             55
1998              18.23       13.22        53,504      1.06              0.01            1.06             0.01            223
1999              23.27       39.10        96,699      0.90             (0.11)           0.90            (0.11)            88
AMERICAN
OPPORTUNITIES
1995              13.71       38.95        38,235      0.96              1.11           --                2.07            174
1996              15.30       12.95       120,904      0.71              0.52            0.69             0.54            232
1997              19.69       31.93       230,014      0.68              0.42            0.68             0.42            262
1998              23.31       30.78       371,633      0.66              0.62            0.66             0.62            325
1999              32.60       55.81       768,751      0.66              0.29            0.66             0.29            360
MID-CAP EQUITY
1997 (a)          11.40       15.84 (1)    19,236      1.12 (2)          0.65 (2)       --                1.77 (2)        104 (1)
1998              11.86        5.67        28,198      0.98             (0.40)          --                0.58            323
1999              22.66       92.10        84,949      0.92             (0.35)           0.20             0.37            318
GLOBAL EQUITY
1995              10.99       13.76        17,074      1.69              1.09           --                2.78             74
1996              12.06       11.43        59,246      1.25              0.69            0.72             1.22             62
1997              12.97        8.66       102,229      1.13              0.91            1.13             0.91             87
1998              14.69       15.11       125,522      1.10              1.01            1.10             1.01             80
1999              19.63       34.14       173,743      1.08              0.36            1.08             0.36             79
DEVELOPING
GROWTH
1995              15.00       51.26        17,412      1.24              0.86           --                2.10             80
1996              16.88       12.95        61,120      0.68             (0.04)           0.58             0.06            146
1997              19.16       13.77        82,690      0.60              0.26            0.60             0.26            149
1998              20.81        9.04        81,625      0.59              0.19            0.59             0.19            193
1999              40.04       92.52       160,595      0.58              0.06            0.58             0.06            178
EMERGING
MARKETS
1995               9.69       (0.57)        4,092      2.50 *            0.18 *         --                2.68             36
1996              11.20       17.69        17,240      2.02             (0.10)           0.50             1.42             46
1997              11.31        1.27        23,815      1.71              0.49            1.71             0.49             91
1998               7.91      (29.03)       13,272      1.73              0.72            1.73             0.72            116
1999              14.49       83.53        22,889      1.84             (0.03)           1.84            (0.03)            82

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Money Market Portfolio, North American Government Securities Portfolio, Diversified Income Portfolio, Balanced Growth Portfolio, Utilities Portfolio, Dividend Growth Portfolio, Value-Added Market Portfolio, Growth Portfolio, American Opportunities Portfolio (formerly American Value Portfolio), Mid-Cap Equity Portfolio (formerly Mid-Cap Growth Portfolio), Global Equity Portfolio, Developing Growth Portfolio and Emerging Markets Portfolio (constituting Morgan Stanley Dean Witter Select Dimensions Investment Series, hereafter referred to as the "Fund") at December 31, 1999, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10036
FEBRUARY 16, 2000